Post-Qualification Amendment No. 24
File No. 024-10951

This Post-Qualification Amendment No. 24 amends the Offering Statement of Otis Gallery LLC originally qualified on July 17, 2019, as previously amended, to add, update and/or replace information contained in the Offering Statement.

Preliminary Offering Circular, Dated October 4, 2021

AN OFFERING STATEMENT PURSUANT TO REGULATION A RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION CONTAINED IN THIS PRELIMINARY OFFERING CIRCULAR IS SUBJECT TO COMPLETION OR AMENDMENT. TO THE EXTENT NOT ALREADY QUALIFIED UNDER REGULATION A, THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED BEFORE THE OFFERING STATEMENT FILED WITH THE COMMISSION IS QUALIFIED. THIS PRELIMINARY OFFERING CIRCULAR SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR MAY THERE BE ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL BEFORE REGISTRATION OR QUALIFICATION UNDER THE LAWS OF ANY SUCH STATE. WE MAY ELECT TO SATISFY OUR OBLIGATION TO DELIVER A FINAL OFFERING CIRCULAR BY SENDING YOU A NOTICE WITHIN TWO BUSINESS DAYS AFTER THE COMPLETION OF OUR SALE TO YOU THAT CONTAINS THE URL WHERE THE OFFERING CIRCULAR WAS FILED MAY BE OBTAINED.

Otis Gallery LLC
335 Madison Ave, 4th Floor
New York, NY 10017
(201) 479-4408; www.withotis.com

Best Efforts Offering of Series Membership Interests

Otis Gallery LLC, a Delaware series limited liability company (which we refer to as “we,” “us,” “our” or “our company”), is offering, on a best efforts basis, the membership interests of each of the series of our company in the “Series Offering Table” beginning on page 1.
All of the series of our company offered hereunder may collectively be referred to in this offering circular as the “series” and each, individually, as a “series.”  The interests of all series described above may collectively be referred to in this offering circular as the “interests” and each, individually, as an “interest” and the offerings of the interests may collectively be referred to in this offering circular as the “offerings” and each, individually, as an “offering.” See “Securities Being Offered” for additional information regarding the interests.
An offering statement was filed with the Securities and Exchange Commission, or the Commission, with respect to the Series #KW Interests offering and was originally qualified by the Commission on July 17, 2019. This Post-Qualification Amendment No. 24 to such original offering circular describes each individual series found in the “Series Offering Table” section.

The interests are non-voting limited liability company membership interests in a series of our company. Each series is treated as a unique legal entity. Purchasing an interest in a series does not confer to the investor any ownership in our company or any other series. Each series is managed by Otis Wealth, Inc. (which we refer to as our manager), which also serves as the asset manager for the asset owned by each series. Our manager has full authority to determine how to best utilize the asset owned by the series. Investors will not have any say in the management of the asset or the series.
We conduct separate closings with respect to each offering. The closing of an offering will occur on the earliest to occur of (i) the date subscriptions for the maximum number of interests offered for a series have been accepted or (ii) a date determined by our manager in its sole discretion, provided that subscriptions for the minimum number of interests offered for a series have been accepted.  If closing has not occurred, an offering shall be terminated upon (i) the date which is one year from the date such offering circular or amendment thereof, as applicable, is qualified by the Commission, which period may be extended with respect to a particular series by an additional six months by our manager in its sole discretion, or (ii) any date on which our manager elects to terminate the offering for a particular series in its sole discretion, such date not to exceed the date which is 18 months from the date such offering circular or amendment thereof, as applicable, is qualified by the Commission.  No securities are being offered by existing securityholders.
Each offering is being conducted on a “best efforts” basis pursuant to Regulation A of Section 3(6) of the Securities Act of 1933, as amended, or the Securities Act, for Tier 2 offerings.  The subscription funds advanced by prospective investors as part of the subscription process will be held in a non-interest bearing escrow account with North Capital Private Securities Corporation and will not be commingled with the operating account of any series until, if and when there is a closing with respect to that investor.  See “Series Offering Table,” “Plan of Distribution and Selling Securityholders” and “Securities Being Offered” for additional information.
Series(1)	Per interest price to public	Per interest underwriting discounts and commissions(2)	Per interest proceeds to issuer(3)(4)	Total minimum price to public	Total minimum underwriting discounts and commissions(2)	Total minimum proceeds to issuer(3)(4)	Total maximum price to public	Total maximum underwriting discounts and commissions(2)	Total maximum proceeds to issuer(3)(4)
Series Gallery Drop 116*	$1.00	$0.01	$0.99	$225,000	$2,250	$222,750	$236,800	$2,368	$234,432

(1)
Asterisks (*) denote series submitted for qualification by the Commission in this Post-Qualification Amendment No. 24 to the offering statement of which this offering circular forms a part.

(2)
Dalmore Group, LLC, or the Broker, will be acting as our executing broker in connection with each offering and will be paid the Brokerage Fee. See “Plan of Distribution and Selling Securityholders—Fees and Expenses.” We intend to distribute each series of our interests principally through the Otis Platform. See “Plan of Distribution and Selling Securityholders.”

North Capital Private Securities Corporation, or North Capital Private Securities, previously acted as our executing broker in connection with each offering. As of September 16, 2020, our company has (a) sold the maximum number of Series #KW Interests, Series Drop 002 Interests, Series Drop 003 Interests, Series Drop 004 Interests, Series Drop 005 Interests, Series Drop 008 Interests, Series Drop 009 Interests, Series Drop 010 Interests, Series Gallery Drop 011 Interests, Series Gallery Drop 012 Interests, Series Gallery Drop 014 Interests, Series Gallery Drop 015 Interests, Series Gallery Drop 016 Interests, Series Gallery Drop 018 Interests, Series Gallery Drop 019 Interests, Series Gallery Drop 020 Interests, Series Gallery Drop 022 Interests, Series Gallery Drop 024 Interests, Series Gallery Drop 026 Interests and Series Gallery Drop 027 Interests (we refer to these, collectively, as the Closed Drops) and closed each such offering; (b) received subscriptions for the maximum number of Series Gallery Drop 017 Interests, Series Gallery Drop 021 Interests, Series Gallery Drop 023 Interests, Series Gallery Drop 28 Interests, Series Gallery Drop 029 Interests, Series Gallery Drop 030 Interests, Series Gallery Drop 032 Interests and Series Gallery Drop 034 Interests (we refer to these, collectively, as the Fully Subscribed Drops) but the initial closings have not yet taken place; and (c) received subscriptions for 883 Series Gallery Drop 013 Interests, 267 Series Gallery Drop 025 Interests, 1,360 Series Gallery Drop 031 Interests, 48 Series Gallery Drop 033 Interests, 1,776 Series Gallery Drop 035 Interests, 3,881 Series Gallery Drop 036 Interests and 405 Series Gallery Drop 037 Interests (we refer to these, collectively, as the Open Drops) but the initial closings have not yet taken place. Total commissions in the above chart represent: (w) $12,259 in brokerage fees paid to North Capital Private Securities in connection with this offering with respect to the Closed Drops; (x) $6,110 in brokerage fees to be paid to North Capital Private Securities in connection with this offering with respect to the Fully Subscribed Drops; (y) $1,755 in brokerage fees to be paid to North Capital Private Securities in connection with respect to the Open Drops; and (z) the amounts payable to the Broker. See “Plan of Distribution and Selling Securityholders.”
(3)
Because these are best efforts offerings, the actual public offering amounts, brokerage fees and proceeds to us are not presently determinable and may be substantially less than each total maximum offering set forth above.
(4)
Our manager has assumed and will not be reimbursed for offering expenses. Note that certain proceeds will be used to pay interest on the promissory note entered between the respective series and our manager. See “Use of Proceeds to Issuer” for additional information.
(5)
We may issue, but will not be compensated for, additional interests, having up to the following maximum aggregate values, as set forth in the table below pursuant to the terms of the Bonus Interest Program. See “Plan of Distribution and Selling Securityholders—Bonus Interest Program.” No brokerage fees are payable, and each such series will receive no additional proceeds, with respect to the issuance of such interests.
Series Name	Maximum Bonus Interests	Maximum Bonus Interest Value
N/A	N/A	N/A

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act, or the JOBS Act, and, as such, may elect to comply with certain reduced reporting requirements for this offering circular and future filings after the offerings.
An investment in our interests involves a high degree of risk. See “Risk Factors” for a description of some of the risks that should be considered before investing in our interests.
Generally, no sale may be made to you in any offering if the aggregate purchase price you pay is more than 10% of the greater of your annual income or your net worth. Different rules apply to accredited investors and non-natural persons. Before making any representation that your investment does not exceed applicable thresholds, we encourage you to review Rule 251(d)(2)(i)(C) of Regulation A. For general information on investing, we encourage you to refer to www.investor.gov.

THE U.S. SECURITIES AND EXCHANGE COMMISSION DOES NOT PASS UPON THE MERITS OF OR GIVE ITS APPROVAL TO ANY SECURITIES OFFERED OR THE TERMS OF ANY OFFERING, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF ANY OFFERING CIRCULAR OR OTHER SOLICITATION MATERIALS. THESE SECURITIES ARE OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE COMMISSION; HOWEVER, THE COMMISSION HAS NOT MADE AN INDEPENDENT DETERMINATION THAT THE SECURITIES OFFERED ARE EXEMPT FROM REGISTRATION.
This offering circular is following the offering circular format described in Part II (a)(1)(i) of Form 1-A.

We are offering to sell, and seeking offers to buy, our interests only in jurisdictions where such offers and sales are permitted. You should rely only on the information contained in this offering circular. We have not authorized anyone to provide you with any information other than the information contained in this offering circular. The information contained in this offering circular is accurate only as of its date, regardless of the time of its delivery or of any sale or delivery of our interests. Neither the delivery of this offering circular nor any sale or delivery of our interests shall, under any circumstances, imply that there has been no change in our affairs since the date of this offering circular. This offering circular will be updated and made available for delivery to the extent required by the federal securities laws.
The information contained in this offering circular includes some statements that are not historical and that are considered “forward-looking statements.”  Such forward-looking statements include, but are not limited to, statements regarding our development plans for our business; our strategies and business outlook; anticipated development of our company, our manager, each series of our company and the Otis Platform; and various other matters (including contingent liabilities and obligations and changes in accounting policies, standards and interpretations).  These forward-looking statements express our manager’s expectations, hopes, beliefs, and intentions regarding the future.  In addition, without limiting the foregoing, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.  The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this offering circular are based on current expectations and beliefs concerning future developments that are difficult to predict.  Neither we nor our manager can guarantee future performance, or that future developments affecting our company, our manager or the Otis Platform will be as currently anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.
v

All forward-looking statements attributable to us are expressly qualified in their entirety by these risks and uncertainties. These risks and uncertainties, along with others, are also described below under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the parties’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.  You should not place undue reliance on any forward-looking statements and should not make an investment decision based solely on these forward-looking statements.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SERIES OFFERING TABLE
The table below shows key information related to the offering of each series. Please also refer to “The Underlying Assets” and “Use of Proceeds” for further details.
Series Name	Underlying Asset(s)	Offering Price per Interest	Maximum Offering Size	Minimum / Maximum / Subscribed Membership Interests(1)(2)	Initial Qualification Date(3)	Open Date(4)	Closing Date	Status
Series #KW	2018 Saint Jerome Hearing the Trumpet of Last Judgement painting by Kehinde Wiley	$25.00	$250,000	10,000	07/17/19	Unavail.	11/27/19	Closed
Series Drop 002	Nike MAG Back to the Future (2016) sneakers	$33.00	$33,000	1,000	11/22/19	Unavail.	04/13/20	Closed
Series Drop 003	The Incredible Hulk #181 comic	$35.00	$35,000	1,000	11/22/19	Unavail.	03/18/20	Closed
Series Drop 004	Collection of Supreme skate decks (select limited-edition artist collaborations)	$47.00	$47,000	1,000	11/22/19	Unavail.	03/11/20	Closed
Series Drop 005	2018 DOB and Arrows: Patchworks Skulls painting by Takashi Murakami and Virgil Abloh	$76.00	$95,000	1,250	11/22/19	Unavail.	03/06/20	Closed
Series Drop 008	2019 series of commissioned paintings by fnnch	$40.00	$32,000	800	11/22/19	Unavail.	03/17/20	Closed
Series Drop 009	2012 Gone and Beyond painting by Kaws	$100.00	$325,000	3,250	11/22/19	Unavail.	10/02/20	Closed
Series Drop 010	Collection of Nike SB Dunks sneakers	$25.00	$25,000	1,000	11/22/19	Unavail.	03/06/20	Closed
Series Gallery Drop 011	2019 commissioned painting by Shelby and Sandy	$25.00	$20,000	800	01/16/20	Unavail.	05/21/20	Closed
Series Gallery Drop 012	2011 Love Is What You Want neon sculpture by Tracey Emin	$75.00	$150,000	2,000	01/16/20	Unavail.	08/24/20	Closed
Series Gallery Drop 013	2019 Grey Selenite Newspaper Machine sculpture by Daniel Arsham	$60.00	$90,000	1,500	01/16/20	Unavail.	02/22/21	Closed
Series Gallery Drop 014	Collection of 1985 Jordan 1 OG sneakers	$33.00	$33,000	1,000	01/16/20	Unavail.	04/21/20	Closed
Series Gallery Drop 015	Collection of Supreme skate decks – Bundle II	$27.00	$27,000	1,000	01/16/20	Unavail.	04/03/20	Closed

Series Gallery Drop 016	Collection of Nike and Adidas Yeezy sneakers	$21.00	$21,000	1,000	03/31/20	Unavail.	06/01/20	Closed
Series Gallery Drop 017	2017 Colorbar Constellation 6 painting by Derrick Adams	$54.00	$54,000	1,000	03/31/20	Unavail.	10/16/20	Closed
Series Gallery Drop 018	Tomb of Dracula #10 comic	$25.00	$12,000	480	05/29/20	Unavail.	08/14/20	Closed
Series Gallery Drop 019	2020 CHROMADYNAMICA MSS painting by Felipe Pantone	$30.00	$22,500	750	06/11/20	Unavail.	08/18/20	Closed
Series Gallery Drop 020	X-Men #1 comic	$75.00	$136,500	1,820	06/11/20	Unavail.	09/30/20	Sold
Series Gallery Drop 021	Collection of artist collaboration Nike sneakers	$25.00	$27,500	1,100	06/11/20	Unavail.	11/04/20	Closed
Series Gallery Drop 022	Collection of Nike Air Jordan 1 sneakers	$32.00	$32,000	1,000	06/11/20	Unavail.	08/14/20	Closed
Series Gallery Drop 023	2019 Cape Woman painting by Katherine Bradford	$19.00	$19,000	1,000	06/24/20	Unavail.	10/23/20	Closed
Series Gallery Drop 024	Fantastic Four #52 comic	$24.00	$24,000	1,000	06/24/20	Unavail.	08/17/20	Closed
Series Gallery Drop 025	2018 No. 90 painting by Derek Fordjour	$70.00	$70,000	1,000	06/24/20	Unavail.	12/15/20	Sold
Series Gallery Drop 026	Avengers #1 comic	$50.00	$100,000	2,000	06/24/20	Unavail.	09/14/20	Closed
Series Gallery Drop 027	Teenage Mutant Ninja Turtles #1 comic	$12.50	$62,500	5,000	07/20/20	Unavail.	09/15/20	Sold
Series Gallery Drop 028	Nike SB Dunk Low “Freddy Krueger” sneakers	$10.00	$20,000	2,000	07/20/20	Unavail.	11/20/20	Closed

Series Gallery Drop 029	Collection of Travis Scott collaboration Nike sneakers	$11.00	$55,000	5,000	07/20/20	Unavail.	11/06/20	Closed
Series Gallery Drop 030	2020 A Perfect Trade painting by Cleon Peterson	$14.00	$28,000	2,000	08/18/20	Unavail.	12/01/20	Closed
Series Gallery Drop 031	2020 Sneakers, Computers, Capri Sun painting by Katherine Bernhardt	$24.00	$48,000	2,000	08/18/20	Unavail.	01/21/21	Closed
Series Gallery Drop 032	Super Mario Bros. 3 “Right” NES game	$1.00	$5,000	5,000	08/18/20	Unavail.	12/31/20	Closed
Series Gallery Drop 033	Collection of 1985 Nike Air Jordan I sneakers	$10.00	$24,000	2,400	08/18/20	Unavail.	01/28/21	Closed
Series Gallery Drop 034	2003 Police Car painting by Banksy	$20.00	$415,000	20,750	08/18/20	Unavail.	11/02/20	Closed
Series Gallery Drop 035	2020 Triptych: Medical Bill paintings by MSCHF	$20.00	$75,000	3,750	08/18/20	Unavail.	12/22/20	Closed
Series Gallery Drop 036	Collection of streetwear collaboration Nike sneakers	$10.00	$51,000	5,100	08/18/20	Unavail.	12/16/20	Closed
Series Gallery Drop 037	Collection of sample and player-exclusive Nike Air Jordan sneakers	$10.00	$26,500	2,650	08/18/20	Unavail.	11/05/20	Closed
Series Gallery Drop 038	2003 LeBron James Topps Chrome #111 Refractor trading card	$10.00	$73,500	7,350	09/23/20	Unavail.	11/05/20	Closed
Series Gallery Drop 039	1985 Nike Air Jordan 1 TYPS PE sneakers	$10.00	$67,500	6,750	09/23/20	Unavail.	12/14/20	Closed
Series Gallery Drop 040	Collection of Nike Air Max sneakers	$10.00	$35,500	3,550	09/23/20	Unavail.	01/29/21	Closed
Series Gallery Drop 041	Dior Collaboration Nike Air Jordan 1 Low sneakers	$1.00	$5,500	5,500	09/23/20	Unavail.	12/16/20	Closed

Series Gallery Drop 042	Collection of Nike Air Jordan sneakers known as “Kobe 3/ 8 PE Pack”	$10.00	$21,000	2,100	09/23/20	Unavail.	12/01/20	Closed
Series Gallery Drop 043	Futura collaboration Nike SB Dunk High “FLOM” sneakers	$10.00	$67,000	6,700	11/10/20	Unavail.	01/22/21	Closed
Series Gallery Drop 044	Nike Air Jordan 1 High “‘Shattered Backboard’ Origin Story” sneakers	$10.00	$466,700	46,670	11/10/20	Unavail.	04/22/21	Closed
Series Gallery Drop 045	Complete set of 1986 Fleer basketball trading cards	$10.00	$230,000	23,000	11/10/20	Unavail.	01/19/21	Closed
Series Gallery Drop 046	2000 SP Authentic #118 Tom Brady rookie trading card	$10.00	$53,000	5,300	12/22/20	Unavail.	02/12/21	Closed
Series Gallery Drop 047	1981 Topps #216 Joe Montana rookie trading card	$10.00	$30,000	3,000	12/22/20	Unavail.	02/12/21	Closed
Series Gallery Drop 048	2011 Hermès 35cm So Black Birkin handbag	$10.00	$58,000	5,800	12/22/20	Unavail.	05/25/21	Closed
Series Gallery Drop 049	2003 SP Authentic Limited LeBron James #148 trading card	$10.00	$225,000	22,500	12/22/20	Unavail.	02/01/21	Closed
Series Gallery Drop 050	Zelda II: The Adventure of Link NES game	$10.00	$29,500	2,950	12/22/20	Unavail.	03/01/21	Closed
Series Gallery Drop 051	2009 Topps Chrome Stephen Curry #101 trading card	$10.00	$31,000	3,100	12/22/20	Unavail.	01/26/21	Closed
Series Gallery Drop 052	Pokémon Blue Game Boy game	$10.00	$10,000	1,000	12/22/20	Unavail.	01/12/21	Closed
Series Gallery Drop 053	Pokémon Yellow Game Boy game	$10.00	$79,500	7,950	12/22/20	Unavail.	04/08/21	Closed
Series Gallery Drop 054	Golf NES game	$10.00	$19,000	1,900	12/22/20	Unavail.	02/02/21	Closed

Series Gallery Drop 055	1999 Pokémon 1st Edition Shadowless Holo Blastoise #2 trading card	$10.00	$47,500	4,750	12/31/20	Unavail.	04/05/21	Closed
Series Gallery Drop 056	1999 Pokémon 1st Edition Shadowless Holo Mewtwo #10 trading card	$10.00	$21,200	2,120	12/31/20	Unavail.	02/09/21	Closed
Series Gallery Drop 057	1999 Pokémon 1st Edition Shadowless Holo Raichu #14 trading card	$10.00	$18,000	1,800	12/31/20	Unavail.	02/09/21	Closed
Series Gallery Drop 058	2012-13 National Treasures Anthony Davis RPA trading card	$10.00	$22,400	2,240	12/31/20	Unavail.	03/12/21	Closed
Series Gallery Drop 059	Super Mario Bros. NES game	$10.00	$77,600	7,760	12/31/20	Unavail.	03/09/21	Closed
Series Gallery Drop 060	Daredevil #1 comic	$10.00	$51,100	5,110	12/31/20	Unavail.	03/05/21	Closed
Series Gallery Drop 061	1999 Pokémon 1st Edition Shadowless Holo Venusaur #15 trading card	$10.00	$23,100	2,310	12/31/20	Unavail.	02/09/21	Closed
Series Gallery Drop 062	Tetris and Tetris II NES games	$10.00	$16,200	1,620	12/31/20	Unavail.	02/19/21	Closed
Series Gallery Drop 063	2002-03 Panini Futebol Portugal Cristiano Ronaldo #137 trading card	$10.00	$21,100	2,110	12/31/20	Unavail.	03/02/21	Closed
Series Gallery Drop 064	2004-05 Panini Megacracks La Liga Lionel Messi #71 trading card	$10.00	$33,700	3,370	12/31/20	Unavail.	03/01/21	Closed
Series Gallery Drop 065	1996 Topps Chrome Allen Iverson #171 Refractor trading card	$10.00	$21,100	2,110	02/02/21	Unavail.	03/23/21	Closed
Series Gallery Drop 066	2013 Panini Immaculate Collection Giannis Antetokounmpo #131 RPA trading card	$10.00	$94,700	9,470	02/02/21	Unavail.	03/05/21	Closed
Series Gallery Drop 067	2003-04 SP Authentic Signatures #LJA LeBron James trading card	$10.00	$63,200	6,320	02/02/21	Unavail.	06/03/21	Closed

Series Gallery Drop 068	2007 Topps Chrome Kevin Durant #131 Refractor trading card	$10.00	$25,300	2,530	02/02/21	Unavail.	03/05/21	Closed
Series Gallery Drop 069	Emerging 15 Index: collection of 15 NBA Panini Prizm Silver trading cards	$10.00	$37,000	3,700	02/02/21	Unavail.	03/05/21	Closed
Series Gallery Drop 070	Contra NES game	$10.00	$32,800	3,280	02/22/21	Unavail.	04/05/21	Closed
Series Gallery Drop 071	2018 Panini Prizm Luka Doncic Prizm Mojo #280 trading card	$10.00	$78,900	7,890	02/22/21	Unavail.	03/25/21	Closed
Series Gallery Drop 072	2003 Exquisite Collection Noble Nameplates #LB LeBron James trading card	$10.00	$297,500	29,750	02/22/21	Unavail.	04/15/21	Closed
Series Gallery Drop 073	2003 SP Authentic Signatures #MJ Michael Jordan trading card	$10.00	$46,600	4,660	02/22/21	Unavail.	06/11/21	Closed
Series Gallery Drop 074	2018 Panini Prizm World Cup Kylian Mbappe Orange Prizm #80 trading card	$10.00	$22,000	2,200	02/22/21	Unavail.	03/25/21	Closed
Series Gallery Drop 075	2012 National Treasures Russell Wilson Rookie Signature Material Black #325 trading card	$10.00	$58,300	5,830	02/22/21	Unavail.	07/08/21	Closed
Series Gallery Drop 076	1996 Bowman’s Best Atomic Refractors Kobe Bryant #R23 trading card	$10.00	$58,300	5,830	02/22/21	Unavail.	04/27/21	Closed
Series Gallery Drop 077	1997 Brown’s Boxing Floyd Mayweather Jr. #51 trading card	$10.00	$38,800	3,880	02/22/21	Unavail.	04/05/21	Closed
Series Gallery Drop 078	1987 Converse Magic Johnson game-worn, signed sneakers	$10.00	$22,000	2,200	02/22/21	Unavail.	04/15/21	Closed
Series Gallery Drop 079	2012 National Treasures Kawhi Leonard #114 trading card	$10.00	$21,200	2,120	02/22/21	Unavail.	03/19/21	Closed
Series Gallery Drop 080	1972 Topps Julius Erving #195 trading card	$10.00	$15,800	1,580	02/22/21	Unavail.	03/19/21	Closed

Series Gallery Drop 082	2003 Finest LeBron James Refractor #133 trading card	$10.00	$84,200	8,420	02/22/21	Unavail.	04/30/21	Closed
Series Gallery Drop 083	1981 Topps Magic Johnson #21 trading card	$10.00	$47,400	4,740	02/22/21	Unavail.	05/14/21	Closed
Series Gallery Drop 086	2017 National Treasures #161 Patrick Mahomes II JSY AU Holo Silver trading card	$10.00	$94,700	9,470	03/25/21	Unavail.	05/26/21	Closed
Series Gallery Drop 089	2004 Panini Sports #89 Lionel Messi Mega Cracks Campeon trading card	$10.00	$25,200	2,520	03/25/21	Unavail.	04/19/21	Closed
Series Gallery Drop 091	1987 Fleer #59 Michael Jordan trading card	$10.00	$39,400	3,940	03/25/21	Unavail.	08/04/21	Closed
Series Gallery Drop 093	2009 Bowman Chrome Draft Prospects Refractors #BDPP89 Mike Trout Signed Rookie trading card	$10.00	$45,800	4,580	03/25/21	Unavail.	04/27/21	Closed
Series Gallery Drop 094	2017 Kevin Durant Western Conference Semi-Finals game-worn jersey	$10.00	$22,800	2,280	03/25/21	Unavail.	07/08/21	Closed
Series Gallery Drop 095	2020 Kevin Durant Nets-debut game-worn jersey	$10.00	$47,600	4,760	03/25/21	Unavail.	06/18/21	Closed
Series Gallery Drop 096	2019 Panini Prizm Blue Ice #248 Zion Williamson Rookie trading card	$10.00	$30,500	3,050	03/25/21	Unavail.	04/27/21	Closed
Series Gallery Drop 097	Halo: Combat Evolved game	$10.00	$31,600	3,160	03/25/21	Unavail.	05/05/21	Sold
Series Gallery Drop 098	Super Mario Land game	$10.00	$14,700	1,470	03/25/21	Unavail.	04/27/21	Closed
Series Gallery Drop 099	Mike Tyson’s Punch-Out!! game	$10.00	$136,800	13,680	03/25/21	Unavail.	08/12/21	Closed
Series Gallery Drop 100	Collection of Street Fighter games	$10.00	$19,500	1,950	03/25/21	Unavail.	06/22/21	Closed

Series Gallery Drop 101	Nintendo World Championship game	$10.00	$211,300	21,130	03/25/21	Unavail.	08/04/21	Closed
Series Gallery Drop 102	2003 NetPro Glossy International Preview #P2 Serena Williams trading card	$10.00	$14,800	1,480	05/18/21	Unavail.	07/01/21	Closed
Series Gallery Drop 103	2003 NetPro Glossy #G2 Serena Williams Rookie trading card	$10.00	$18,400	1,840	05/18/21	Unavail.	08/19/21	Closed
Series Gallery Drop 104	Sealed Apple iPhone 2G A1203	$10.00	$13,100	1,310	05/18/21	Unavail.	06/17/21	Closed
Series Gallery Drop 105	2014 Panini Prizm World Cup #12 Lionel Messi Green Crystal Prizm trading card	$10.00	$65,000	6,500	05/18/21	Unavail.	09/23/21	Closed
Series Gallery Drop 107	1994 Miami Bumble Bee #8 Dwayne Johnson Rookie trading card	$10.00	$23,800	2,380	05/18/21	Unavail.	06/24/21	Closed
Series Gallery Drop 108	Kobe Bryant Last Game signed ticket	$10.00	$31,700	3,170	05/18/21	Unavail.	07/13/21	Closed
Series Gallery Drop 109	2001 SP Authentic Stars #45 Tiger Woods Rookie trading card	$10.00	$32,400	3,240	05/18/21	Unavail.	09/30/21	Closed
Series Gallery Drop 110	1984 Transformers G1 Optimus Prime “Pepsi Edition” toy	$10.00	$10,600	1,060	06/21/21	Unavail.	08/10/21	Closed
Series Gallery Drop 111	2002 Yu-Gi-Oh Blue-Eyes White Dragon LOB-001 First Edition trading card	$10.00	$18,900	1,890	06/21/21	Unavail.	09/14/21	Closed
Series Gallery Drop 112	Pokémon Red game	$10.00	$60,000	6,000	06/21/21	Unavail.	08/31/21	Closed
Series Gallery Drop 113	Mario Kart 64 game	$10.00	$57,900	5,790	07/19/21	Unavail.	08/31/21	Closed
Series Gallery Drop 114	Collection of all three original Nike Air Yeezy 1's	$10.00	$13,500	1,350	07/19/21	Unavail.	09/03/21	Closed

Series Gallery Drop 115	Special Marvel Edition #15 comic	$10.00	$16,500	1,650	07/19/21	Unavail.	08/27/21	Closed
Series Gallery Drop 116	1999 Pokémon 1st Edition Shadowless Holo Charizard trading card	$1.00	$236,800	225,000 / 236,800				Not Yet Qualified

(1)
For open offerings, each row states, with respect to the given offering, the minimum and maximum number of interests offered and the number of subscriptions for membership interests received as of the date of this offering circular, but the initial closing of such offering has not yet taken place. For closed offerings, each row states the actual number of interests sold.
(2)
We may issue, but will not be compensated for, additional interests pursuant to the terms of the Bonus Interest Program. See “Plan of Distribution and Selling Securityholders—Bonus Interest Program.”
(3)
For each offering, each row states, with respect to the given offering, the date on which the offering was initially qualified by the Commission.
(4)
For each offering, each row states, with respect to the given offering, the date on which offers and sales for such offering commenced. “Unvail.” indicates that the date on which offers and sales for a given offering commenced was not tracked historically, and is thus unavailable.

SUMMARY
The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this offering circular.  You should read the entire offering circular and carefully consider, among other things, the matters set forth in the section captioned “Risk Factors.”  You are encouraged to seek the advice of your attorney, tax consultant, and business advisor with respect to the legal, tax, and business aspects of an investment in our interests.  All references in this offering circular to “$” or “dollars” are to United States dollars.
The Company
Overview
We believe that alternative assets have been a cornerstone of wealth accumulation. However, barriers are high, and quality access has been limited to a tiny fraction of our global economy. We believe that those who do have access to top-quality alternative investments are faced with a lack of transparency, operational overhead and high minimums and fees from established gatekeepers. The costs for investing in this asset class are high and transaction volumes are low, with few options for liquidity, resulting in longer holding periods. As a result, the opportunity to build wealth remains inaccessible.
The Otis Platform is our proposed solution to this problem. We plan to create a marketplace for investment-grade art and collectibles and to expand our asset classes into other alternative asset classes such as real estate, wine, precious metals and culture (movies, music royalties, etc.), through one or more affiliated issuers. Our goal is to unlock every type of alternative asset and give investors true uncorrelated diversification.
We plan to target the acquisition of underlying assets ranging in price anywhere from $25,000 to $50,000,000. Some assets may also be below this range. Our mission is to democratize wealth accumulation by providing access, liquidity and transparency.
History and Structure
Our company is a series limited liability company formed on December 18, 2018 pursuant to Section 18-215 of the Delaware Limited Liability Company Act, or the LLC Act.
As a series limited liability company, title to our underlying assets will be held by, or for the benefit of, the applicable series. We intend that each series will own its own underlying assets, which will be works of art or other collectibles.
Section 18-215(b) of the LLC Act provides that, if certain conditions are met (including that certain provisions are in the formation and governing documents of the series limited liability company, and if the records maintained for any such series account for the assets associated with such series separately from the assets of the limited liability company, or any other series), then the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable only against the assets of such series and not against the assets of the limited liability company generally or any other series.  As such, the assets of a series include only the work(s) of art or other collectible(s) associated with that series and other related assets (e.g., cash reserves).
Impact of Coronavirus Pandemic
In December 2019, a novel strain of coronavirus, referred to as COVID-19, was reported in Wuhan, China. COVID-19 has since spread to other countries, including the United States, and was declared a pandemic by the World Health Organization. Efforts to contain the spread of COVID-19 have intensified, and most states and localities in the United States and countries in Europe and Asia have implemented severe travel and social restrictions, including social distancing, “shelter-in-place” orders and restrictions on the types of businesses that may continue to operate. The impacts of the outbreak are unknown and rapidly evolving. Our principal office in New York State is closed, and we currently have limited access to our storage facility.

Our manager has taken steps to take care of its employees, including providing the ability for employees to work remotely. Our manager has also taken precautions with regard to employee, facility and office hygiene and implemented significant travel restrictions. Our manager is also assessing business continuity plans for all business units, including ours, in the context of COVID-19. This is a rapidly evolving situation, and our manager will continue to monitor and mitigate developments affecting its workforce. Our manager has reviewed and will continue to carefully review all rules, regulations and orders and will respond accordingly.
The continued spread of COVID-19 has also led to severe disruption and volatility in the global financial markets, which could increase our cost of capital and adversely affect our liquidity and ability to access capital markets in the future. The continued spread of COVID-19 has caused an economic slowdown and may cause a recession or other unpredictable events, each of which could adversely affect our business, results of operations or financial condition. The pandemic has had, and could have a significantly greater, material adverse effect on the United States economy as a whole and in our industry in particular.
If the spread of COVID-19 cannot be slowed and, ideally, contained, our business operations could be further delayed or interrupted. We expect that government and health authorities will announce new, or extend existing, restrictions, which could require us to make further adjustments to our operations in order to comply with any such restrictions. Our manager may also experience limitations in employee resources. In addition, our operations could be disrupted if any employee of our manager is suspected of having the virus, which could require quarantine of any such employees. The duration of any business disruption cannot be reasonably estimated at this time but may materially affect our ability to operate our business and result in additional costs.
The extent to which COVID-19 may impact our results will depend on future developments, which are highly uncertain and cannot be predicted as of the date of this offering circular, including new information that may emerge concerning the severity of the pandemic and steps taken to contain the pandemic or treat its impact, among others. Nevertheless, the pandemic; the current financial, economic and capital markets environment; and future developments in the global supply chain and other areas present material uncertainty and risk with respect to our performance, financial condition, results of operations and cash flows.
Further, the COVID-19 outbreak has caused unprecedented levels of global uncertainty and may impact the value of art and other collectables. We expect the COVID-19 outbreak will result in low transaction volume until confidence in the global economy is restored. The extent and duration of this disruption cannot be accurately estimated, and the art and collectibles industry may take a significant amount of time to recover. Although we intend to hold and manage all of the assets marketed on the Otis Platform for an average of three to seven years, the COVID-19 outbreak and resulting economic uncertainty may impact the value of the underlying assets, and consequently the value of the interests.
Manager
Otis Wealth, Inc., a Delaware corporation incorporated on October 4, 2018 (which we refer to as our manager), is the manager of our company and each series of our company.  Our manager also owns and operates a mobile app-based investment platform called Otis (we refer to the Otis app and any successor platform used by us for the offer and sale of interests as the Otis Platform) through which each series of interests will be sold.
At the closing of each offering, our manager or its affiliates will purchase a minimum of 2% and up to a maximum of 19.99% of the interests sold in such offering for the same price as all other investors, although such minimum and maximum thresholds may be waived or modified by our manager in its sole discretion. Our manager may sell its interests from time to time after closing of any offering. Our manager has no present intention to sell its interests, and any future sales would be based upon our potential need for capital, market prices of the interests at the time of a proposed sale and other factors that a reasonable investor might consider in connection with the sale of securities similar to our interests.
Advisory Board

Our manager intends to assemble an expert network of advisors with experience in relevant industries (which we refer to as the Advisory Board) to assist it in identifying and acquiring the art, collectibles and other alternative assets, to assist the asset manager described below in managing the underlying assets and to advise our manager and certain other matters associated with our business and various series.
The members of the Advisory Board will not be managers or officers of our company or any series and will not have any fiduciary or other duties to the interest holders of any series.
Operating Expenses
Each series of our company will be responsible for the following costs and expenses attributable to the activities of our company related to such series (we refer to these as Operating Expenses):
●
any and all fees, costs and expenses incurred in connection with the management of our underlying assets, including import taxes, income taxes, storage (including property rental fees should our manager decide to rent a property to store a number of underlying assets), security, valuation, custodial, marketing and utilization of the underlying assets;
●
any fees, costs and expenses incurred in connection with preparing any reports and accounts of each series, including any blue sky filings required in order for a series to be made available to investors in certain states and any annual audit of the accounts of such series (if applicable) and any reports to be filed with the Commission;

●
any and all insurance premiums or expenses, including directors and officer’s insurance of the directors and officers of our manager or asset manager, in connection with the underlying assets;
●
any withholding or transfer taxes imposed on our company or a series or any interest holders as a result of its or their earnings, investments or withdrawals;
●
any governmental fees imposed on the capital of our company or a series or incurred in connection with compliance with applicable regulatory requirements;
●
any legal fees and costs (including settlement costs) arising in connection with any litigation or regulatory investigation instituted against our company, a series or our asset manager in connection with the affairs of our company or a series;
●
the fees and expenses of any administrator, if any, engaged to provide administrative services to our company or a series;
●
all custodial fees, costs and expenses in connection with the holding of an underlying asset;
●
any fees, costs and expenses of a third-party registrar and transfer agent appointed by our managing member in connection with a series;
●
the cost of the audit of the annual financial statements of our company or a series and the preparation of tax returns and circulation of reports to interest holders;
●
any indemnification payments;
●
the fees and expenses of counsel to our company or a series in connection with advice directly relating to its legal affairs;
●
the costs of any other outside appraisers, valuation firms, accountants, attorneys or other experts or consultants engaged by our managing member in connection with the operations of our company or a series; and

●
any similar expenses that may be determined to be Operating Expenses, as determined by our managing member in its reasonable discretion.
Our manager has agreed to pay and not be reimbursed for Operating Expenses incurred prior to the initial closing of each offering. Our manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent (other than for storage of the underlying assets), supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures (excluding utilities expenditures in connection with the storage of the underlying assets).
If the Operating Expenses exceed the amount of revenues generated from an underlying asset and cannot be covered by any Operating Expense reserves on the balance sheet of such underlying asset, our manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the applicable series, on which our manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future revenues generated by such underlying asset (which we refer to as Operating Expenses Reimbursement Obligation(s)), and/or (c) cause additional interests to be issued in such series in order to cover such additional amounts.
Asset Manager
Each series will appoint our manager to serve as asset manager to manage the underlying asset related to such series pursuant to an asset management agreement. Except as set forth below and any guidance as may be established from time to time by our manager or the Advisory Board, our asset manager will have sole authority and complete discretion over the care, custody, maintenance and management of each underlying asset and to take any action that it deems necessary or desirable in connection therewith.  Our asset manager will be authorized on behalf of each series to, among other things:
●
create the asset maintenance policies for each underlying asset in consultation with the Advisory Board and oversee compliance with such maintenance policies;
●
purchase and maintain insurance coverage for each underlying asset for the benefit of the series related to such asset;

●
engage third-party independent contractors for the care, custody, maintenance and management of each underlying asset;
●
develop standards for the care of each underlying asset while in storage;
●
develop standards for the transportation and care of each underlying asset when outside of storage;
●
reasonably make all determinations regarding the calculation of fees, expenses and other amounts relating to each underlying asset paid by the asset manager;
●
deliver invoices to our manager for the payment of all fees and expenses incurred by the series in connection with the maintenance of its underlying asset and ensure delivery of payments to third parties for any such services; and
●
generally perform any other act necessary to carry out its obligations under the asset management agreement.
Our asset manager will be paid a fee as compensation for sourcing each underlying asset in an amount equal to up to 10% of the gross offering proceeds of each offering; provided that such sourcing fee may be waived by our asset manager.
See “Description of Business—Description of the Asset Management Agreement.”
Distribution Rights

Our manager has sole discretion in determining what distributions of Free Cash Flow, if any, are made to holders of each series of interests.
Free Cash Flow consists of the net income (as determined under U.S. generally accepted accounting principles, or GAAP) generated by such series plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the underlying asset related to such series.  Our manager may maintain Free Cash Flow funds in a deposit account or an investment account for the benefit of the series.
Any Free Cash Flow generated by a series from the utilization of the underlying asset related to such series shall be applied within the series in the following order of priority:
●
repay any amounts outstanding under Operating Expenses Reimbursement Obligations plus accrued interest;
●
thereafter to create such reserves as our manager deems necessary, in its sole discretion, to meet future Operating Expenses; and
●
thereafter by way of distribution to holders of the interests of such series (net of corporate income taxes applicable to the series), which may include asset sellers of the underlying asset related to such series or our manager or any of its affiliates.
Asset seller(s) are any individual(s), dealer or auction company, which owns an underlying asset prior to (i) a purchase of an underlying asset by us in advance of a potential offering or (ii) the closing of an offering from which proceeds are used to acquire the underlying asset.
See “Securities Being Offered—Distribution Rights.”
Timing of Distributions
Our manager may make semiannual distributions of Free Cash Flow remaining to holders of interests subject to it having the right, in its sole discretion, to withhold distributions in order to meet anticipated costs and liabilities of the series.  Our manager may change the timing of potential distributions in its sole discretion.
Distributions upon Liquidation
Upon the occurrence of a liquidation event relating to our company as a whole or any series, our manager (or a liquidator selected by our manager) is charged with winding up the affairs of the series or our company as a whole, as applicable, and liquidating its assets. Upon the liquidation of a series or our company as a whole, as applicable, the underlying assets will be liquidated and any after-tax proceeds distributed: (i) first, to any third-party creditors, (ii) second, to any creditors that are our manager or its affiliates (e.g., payment of any outstanding Operating Expenses Reimbursement Obligation), and thereafter, (iii) first, 100% to the interest holders of the relevant series of interests, allocated pro rata based on the number of interests held by each interest holder (which may include our manager, any of its affiliates and asset sellers and which distribution within a series will be made consistent with any preferences which exist within such series) until the interest holders receive back 100% of their capital contribution and second, (A) 10% to our manager and (B) 90% to the interest holders of the relevant series of interests, allocated pro rata based on the number of interests held by each interest holder (which may include our manager, any of its affiliates and asset sellers and which distribution within a series will be made consistent with any preferences which exist within such series).  See “Securities Being Offered—Liquidation Rights.”
Transfer Restrictions

Our manager may refuse a transfer by a holder of its interest(s) in any series if such transfer would result in (a) there being more than 2,000 beneficial owners in such series or more than 500 beneficial owners in such series that are not “accredited investors” (provided that our manager may waive such limitations), (b) the assets of such series being deemed “plan assets” for purposes of the Employee Retirement Income Security Act of 1974 and regulations thereunder, as amended, or ERISA, (c) a change of U.S. federal income tax treatment of our company and/or such series, or (d) our company, such series or our manager being subject to additional regulatory requirements. Furthermore, as our interests are not registered under the Securities Act, transfers of our interests may only be effected pursuant to exemptions under the Securities Act and permitted by applicable state securities laws.  See “Securities Being Offered—Transfer Restrictions” for more information.

The Offerings
Securities being offered:
We are offering the minimum and maximum number of interests of each series at a price per interest set forth in the “Series Offering Table” section above. We may issue, but will not be compensated for, additional interests pursuant to the terms of the Bonus Interest Program. See “Plan of Distribution and Selling Stockholders—Bonus Interest Program.” Our manager will own a minimum of 2% and may own a maximum of 19.99% of the interests of each series at closing, although such minimum and maximum thresholds may be waived or modified by our manager in its sole discretion. Our manager may sell these interests at any time after the applicable closing.
Each series of interests is intended to be a separate series of our company for purposes of assets and liabilities.  See “Securities Being Offered” for further details.  The interests will be non-voting except with respect to certain matters set forth in our limited liability company agreement, dated February 1, 2019, as amended from time to time (which we refer to as the operating agreement).  The purchase of a particular series of interests is an investment only in that series of our company and not an investment in our company as a whole.

Minimum and maximum subscription:
The minimum subscription by an investor is one (1) interest and the maximum subscription by any investor is for interests representing 20% of the total interests of a particular series, although such minimum and maximum thresholds may be waived or modified by our manager in its sole discretion. See “Plan of Distribution and Selling Securityholders” for additional information.

Broker:
We have entered into an agreement with the Broker, which is acting as our executing broker in connection with each offering. The Broker is a broker-dealer which is registered with the Commission and will be registered in each state where each offering will be made prior to the launch of such offering and with such other regulators as may be required to execute the sale transactions and provide related services in connection with each offering.  The Broker is a member of Financial Industry Regulatory Authority, Inc., or FINRA, and the Securities Investor Protection Corporation, or SIPC.

Restrictions on investment:
Each investor must be a “qualified purchaser.”  See “Plan of Distribution and Selling Securityholders—Investor Suitability Standards” for further details.  Our manager may, in its sole discretion, decline to admit any prospective investor, or accept only a portion of such investor’s subscription, regardless of whether such person is a “qualified purchaser.”   Furthermore, our manager anticipates only accepting subscriptions from prospective investors located in states where the Broker is registered.
Generally, no sale may be made to you in any offering if the aggregate purchase price you pay is more than 10% of the greater of your annual income or net worth. Different rules apply to accredited investors and non-natural persons. Before making any representation that your investment does not exceed applicable thresholds, we encourage you to review Rule 251(d)(2)(i)(c) of Regulation A. For general information on investing, we encourage you to refer to www.investor.gov.

Escrow account:
The subscription funds advanced by prospective investors as part of the subscription process will be held in a non-interest bearing escrow account with North Capital Private Securities Corporation, or the Escrow Agent, and will not be commingled with the operating account of any series until, if and when there is a closing with respect to that investor.
When the Escrow Agent has received instructions from our manager or the Broker that an offering will close and the investor’s subscription is to be accepted (either in whole or part), then the Escrow Agent shall disburse such investor’s subscription proceeds in its possession to the account of the particular series.
If any offering is terminated without a closing, or if a prospective investor’s subscription is not accepted or is cut back due to oversubscription or otherwise, such amounts placed into escrow by prospective investors will be returned promptly to them without interest.  Any costs and expenses associated with a terminated offering will be borne by our manager.

Offering period:
We conduct separate closings with respect to each offering. The closing of an offering will occur on the earliest to occur of (i) the date subscriptions for the maximum number of interests offered for a series have been accepted or (ii) a date determined by our manager in its sole discretion, provided that subscriptions for the minimum number of interests offered for a series have been accepted.  If closing has not occurred, an offering shall be terminated upon (i) the date which is one year from the date such offering circular or amendment thereof, as applicable, is qualified by the Commission, which period may be extended with respect to a particular series by an additional six months by our manager in its sole discretion, or (ii) any date on which our manager elects to terminate the offering for a particular series in its sole discretion, such date not to exceed the date which is 18 months from the date such offering circular or amendment thereof, as applicable, is qualified by the Commission.  No securities are being offered by existing securityholders.

Use of proceeds:
The proceeds received in an offering will be applied in the following order of priority of payment:
●
Brokerage Fee: A brokerage fee equal to 1% of the amount raised through an offering;
●
Acquisition Cost of the Underlying Asset: Actual cost of the underlying assets related to a series paid to the asset sellers;
●
Offering Expenses: In general, these costs include actual fees, costs and expenses incurred in connection with an offering, including legal, accounting, escrow, underwriting, filing and compliance costs, as applicable, related to a specific offering;
●
Acquisition Expenses: In general, these include costs associated with the acquisition and development of the underlying assets related to a series, which include storage, shipping and transportation, and insurance costs; and
●
Sourcing Fee: Our asset manager will be paid a sourcing fee as compensation for sourcing each underlying asset in an amount equal to up to 10% of the gross offering proceeds of each offering; provided that such sourcing fee may be waived by our asset manager.
Our manager bears all offering expenses and acquisition expenses described above on behalf of each series and will be reimbursed by each series through the proceeds of each offering.  See “Use of Proceeds to Issuer” and “Plan of Distribution and Selling Securityholders—Fees and Expenses” sections for further details.

Risk factors:
Investing in our interests involves risks. See the section entitled “Risk Factors” in this offering circular and other information included in this offering circular for a discussion of factors you should carefully consider before deciding to invest in our interests.

RISK FACTORS
The interests offered hereby are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose their entire investment. There can be no assurance that our investment objectives will be achieved or that a secondary market would ever develop for our interests, whether via the Otis Platform, via third-party registered broker-dealers or otherwise. The risks described in this section should not be considered an exhaustive list of the risks that prospective investors should consider before investing in our interests. Prospective investors should obtain their own legal and tax advice prior to making an investment in our interests and should be aware that an investment in our interests may be exposed to other risks of an exceptional nature from time to time. The following considerations are among those that should be carefully evaluated before making an investment in our interests.
Risks Related to the Structure, Operation and Performance of our Company
The COVID-19 outbreak may have a material adverse impact on our results of operations.
In December 2019, a novel strain of coronavirus, referred to as COVID-19, was reported in Wuhan, China. COVID-19 has since spread to other countries, including the United States, and was declared a pandemic by the World Health Organization. Efforts to contain the spread of COVID-19 have intensified, and the United States and countries in Europe and Asia have implemented severe travel and social restrictions, including social distancing and “shelter-in-place” orders. The impacts of the outbreak are unknown and rapidly evolving. The COVID-19 outbreak, or public perception of the outbreak, could adversely affect the value of the underlying assets and the financial condition of our investors or prospective investors, resulting in reduced demand for our offerings and alternative asset classes generally.
The continued spread of COVID-19 has also led to severe disruption and volatility in the global financial markets, which could increase our cost of capital and adversely affect our liquidity and ability to access capital markets in the future. The continued spread of COVID-19 has caused an economic slowdown and may cause a recession or other unpredictable events, each of which could adversely affect our business, results of operations or financial condition. The pandemic has had, and could have a significantly greater, material adverse effect on the United States economy as a whole and in our industry in particular.
If the spread of COVID-19 cannot be slowed and, ideally, contained, our business operations could be further delayed or interrupted. We expect that government and health authorities will announce new, or extend existing, restrictions, which could require us to make further adjustments to our operations in order to comply with any such restrictions. We may also experience limitations in employee resources. In addition, our operations could be disrupted if any employee of our manager is suspected of having the virus, which could require quarantine of any such employees. The duration of any business disruption cannot be reasonably estimated at this time but may materially affect our ability to operate our business and result in additional costs.
The extent to which COVID-19 may impact our results will depend on future developments, which are highly uncertain and cannot be predicted as of the date of this offering circular, including new information that may emerge concerning the severity of the pandemic and steps taken to contain the pandemic or treat its impact, among others. Nevertheless, the pandemic; the current financial, economic and capital markets environment; and future developments in the global supply chain and other areas present material uncertainty and risk with respect to our performance, financial condition, results of operations and cash flows.
An investment in an offering constitutes only an investment in a particular series and not in our company or the underlying assets.

A purchase of our interests does not constitute an investment in either our company or the underlying assets directly.  This results in limited voting rights of the investor, which are solely related to the series.  Investors will have voting rights only with respect to certain matters, primarily relating to amendments to the operating agreement that would adversely change the rights of the interest holders and removal of our manager for “cause.”  Our manager and asset manager thus retain significant control over the management of our company and the underlying assets.  Furthermore, because the interests do not constitute an investment in our company as a whole, holders of interests of a particular series will not receive any economic benefit from, or be subject to the liabilities of, the assets of any other series.  In addition, the economic interest of a holder in a series will not be identical to owning a direct undivided interest in the underlying assets because, among other things, the series will be required to pay corporate taxes before distributions are made to the holders, and the asset manager will receive a fee in respect of its management of the underlying assets.
Our company was recently formed, has no track record and no operating history from which you can evaluate our company or this investment.
Our company was recently formed, has not generated any revenues and has no operating history upon which prospective investors may evaluate their performance. No guarantee can be given that our company or a series will achieve their investment objectives, the value of the underlying assets will increase or the underlying assets will be successfully monetized.
Given our start-up nature, investors may not be interested in making an investment and we may not be able to raise all of the capital we seek, which could have a material adverse effect upon our company and the value of your interests.
Due to the start-up nature of our company, there can be no guarantee that we will reach our funding targets from potential investors. In the event we do not reach a funding target, we may not be able to achieve our investment objectives by acquiring additional underlying assets through the issuance of additional interests and monetizing them together with existing assets to generate distributions for investors. In addition, if we are unable to raise funding for additional interests, this may impact any investors already holding interests as they will not see the benefits which arise from economies of scale following the acquisition by other series of additional underlying assets and other monetization opportunities (e.g., hosting events with the collection of underlying assets).
There are few businesses that have pursued a strategy or investment objective similar to ours, which may make it difficult for our company and interests to gain market acceptance.
We believe that few other companies crowd fund artwork and collectibles or propose to run a platform for crowd funding of interests in artwork and collectibles. Our company and our interests may not gain market acceptance from potential investors, potential asset sellers or service providers within the art and collectibles industry, including insurance companies, appraisers and strategic partners. This could result in an inability of our manager to operate the underlying assets profitably. This could impact the issuance of further interests and additional underlying assets being acquired by us. This would further inhibit market acceptance of our company, and, if we do not acquire any additional underlying assets, investors would not receive any benefits which arise from economies of scale (such as reduction in storage costs as a large number of underlying assets are stored at the same facility, group discounts on insurance and the ability to monetize underlying assets through museums or other programs that would require us to own a substantial number of underlying assets).
The offering amounts will exceed the value of the underlying assets, and, if the underlying assets are sold before they appreciate or generate income, then investors will not receive the amount of their initial investment back.

The size of an offering will exceed the purchase price of the related underlying asset as at the date of such offering (as the proceeds of the offering in excess of the purchase price of the underlying asset will be used to pay fees, costs and expenses incurred in making the offering and acquiring the underlying asset, as well as interest payments to our manager). If the underlying asset had to be sold and there had not been substantial appreciation of the underlying asset prior to such sale, there may not be sufficient proceeds from the sale of the underlying asset to repay investors the amount of their initial investment (after first paying off any liabilities on the underlying asset at the time of the sale, including, but not limited to, any outstanding Operating Expenses Reimbursement Obligation) or any additional profits in excess of this amount.
The use of proceeds will include interest payments to our manager as provided in the promissory note entered into between the respective series and our manager.
Prior to making any series available for investors, our manager may acquire the underlying asset and then sell that asset to the respective series pursuant to a purchase and sale agreement and promissory note. If applicable, under the terms of the relevant promissory note, we are obligated to pay our manager interest as described below when discussing the particular series and asset. The interest rate has been set arbitrarily. Any amounts paid in interest will not be available for use by the series to cover future fees or expenses incurred for the operation of the asset.
Operating Expenses that are incurred after each closing will reduce potential distributions, if any, and the potential return on investment resulting from the appreciation of the underlying assets, if any.
Operating Expenses incurred post-closing shall be the responsibility of the applicable series.  However, if the Operating Expenses exceed the amount of revenues generated from the underlying assets related to such series, our manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the series, on which our manager may impose a reasonable rate of interest, and be entitled to Operating Expenses Reimbursement Obligations, and/or (c) cause additional interests of such series to be issued in order to cover such additional amounts.
If there is an Operating Expenses Reimbursement Obligation, this reimbursable amount between related parties would be taken out of the Free Cash Flow generated by the series and could reduce the amount of any future distributions payable to investors. If additional series interests are issued, this would dilute the current value of the interests held by existing investors and the amount of any future distributions payable to such existing investors.
Our success depends in large part upon our manager and its ability to execute our business plan.
The successful operation of our company (and therefore, the success of each series) is in part dependent on the ability of our manager and asset manager to source, acquire and manage the underlying assets. As our manager has only been in existence since October 2018 and is an early-stage startup company, it has no significant operating history within the art and collectibles sector that would evidence its ability to source, acquire, manage and utilize the underlying assets.
The success of our company (and therefore, each series) will be highly dependent on the expertise and performance of our manager and its team, its expert network and other investment professionals (which include third-party experts) to source, acquire and manage the underlying assets. There can be no assurance that these individuals will continue to be associated with our manager or asset manager. The loss of the services of one or more of these individuals could have a material adverse effect on the underlying assets, in particular, their ongoing management and use to support the investment of the holders of the series interests.
Furthermore, the success of our company and the value of each series is dependent on there being critical mass from the market for the interests and also our ability to acquire a number of underlying assets in multiple series so that the investors can benefit from economies of scale which arise from holding more than one underlying asset. In the event that we are unable to source additional underlying assets due to, for example, competition for such underlying assets or lack of underlying assets available in the marketplace, then this could materially impact our success and our objectives of acquiring additional underlying assets through the issuance of further series interests and monetizing them together with existing assets through revenue-generating events and leasing opportunities.

If our series limited liability structure is not respected, then investors may have to share in any liabilities of our company with all investors and not just those who hold interests of the same series as them.
Our company is structured as a Delaware series limited liability company that issues different series interests for each underlying asset or group of underlying assets. Each series of interests will merely be a separate series and not a separate legal entity. Under the LLC Act, if certain conditions (as set forth in Section 18-215(b) of the LLC Act) are met, the liability of investors holding interests of one series is segregated from the liability of investors holding interests of another series, and the assets of one series are not available to satisfy the liabilities of other series.  Although this limitation of liability is recognized by the courts of Delaware, there is no guarantee that if challenged in the courts of another U.S. state or a foreign jurisdiction, such courts will uphold a similar interpretation of Delaware corporation law, and in the past certain jurisdictions have not honored such interpretation. If our series limited liability company structure is not respected, then investors may have to share any liabilities of our company with all investors and not just those who hold interests in the same series as them. Furthermore, while we intend to maintain separate and distinct records for each series and account for them separately and otherwise meet the requirements of the LLC Act, it is possible a court could conclude that the methods used did not satisfy Section 18-215(b) of the LLC Act and thus potentially expose the assets of a series to the liabilities of another series.  The consequence of this is that investors may have to bear higher than anticipated expenses which would adversely affect the value of their interests or the likelihood of any distributions being made by the series to the investors. In addition, we are not aware of any court case that has tested the limitations on inter-series liability provided by Section 18-215(b) in federal bankruptcy courts and it is possible that a bankruptcy court could determine that the assets of one series should be applied to meet the liabilities of the other series or the liabilities of our company generally where the assets of such other series or of our company generally are insufficient to meet our liabilities.
If any fees, costs and expenses of our company are not allocable to a specific series, they will be borne proportionately across all of the series.  Although our manager will allocate fees, costs and expenses acting reasonably and in accordance with its allocation policy (see “Description of Business—Allocations of Expenses”), there may be situations where it is difficult to allocate fees, costs and expenses to a specific series, and therefore, there is a risk that a series may bear a proportion of the fees, costs and expenses for a service or product for which another series received a disproportionately high benefit.
Potential breach of the security measures of the Otis Platform could have a material adverse effect on our company, each series and the value of your investment.
The highly automated nature of the Otis Platform through which potential investors acquire or transfer interests may make it an attractive target and potentially vulnerable to cyber-attacks, computer viruses, physical or electronic break-ins or similar disruptions. The Otis Platform processes certain confidential information about investors, asset sellers and the underlying assets. While we intend to take commercially reasonable measures to protect our confidential information and maintain appropriate cybersecurity, the security measures of the Otis Platform, our company, our manager or our service providers (including the Broker) could be breached. Any accidental or willful security breaches or other unauthorized access to the Otis Platform could cause confidential information to be stolen and used for criminal purposes or have other harmful effects. Security breaches or unauthorized access to confidential information could also expose us to liability related to the loss of the information, time-consuming and expensive litigation and negative publicity, or loss of the proprietary nature of our manager’s and our company’s trade secrets. If security measures are breached because of third-party action, employee error, malfeasance or otherwise, or if design flaws in the Otis Platform software are exposed and exploited, the relationships between our company, investors, users and the asset sellers could be severely damaged, and our company or our manager could incur significant liability or have their attention significantly diverted from utilization of the underlying assets, which could have a material negative impact on the value of interests or the potential for distributions to be made on the interests.

Because techniques used to sabotage or obtain unauthorized access to systems change frequently and generally are not recognized until they are launched against a target, we, the third-party hosting used by the Otis Platform and other third-party service providers may be unable to anticipate these techniques or to implement adequate preventative measures. In addition, federal regulators and many federal and state laws and regulations require companies to notify individuals of data security breaches involving their personal data. These mandatory disclosures regarding a security breach are costly to implement and often lead to widespread negative publicity, which may cause investors, the asset sellers or service providers within the industry, including insurance companies, to lose confidence in the effectiveness of the secure nature of the Otis Platform. Any security breach, whether actual or perceived, would harm our reputation and the Otis Platform, and we could lose investors and the asset sellers. This would impair our ability to achieve our objectives of acquiring additional underlying assets through the issuance of interests of further series and monetizing them together with existing assets through revenue-generating events and leasing opportunities.
The Otis Platform is highly technical and may be at risk of malfunctioning.
The Otis Platform is a complex system with components and highly complex software, and our business is dependent upon our manager’s ability to prevent system interruptions to operation of the Otis Platform. The Otis Platform software may now, or in the future, contain undetected errors, bugs or vulnerabilities, which may only be discovered after the code has been released or may never be discovered. Problems with or limitations of the software, misconfigurations of the systems or unintended interactions between systems may cause downtime that would impact the availability of the Otis Platform. The Otis Platform relies on third-party datacenters for operation. If such datacenters fail, users of the Otis Platform may experience downtime. Any errors, bugs, vulnerabilities or sustained or repeated outages could reduce the attractiveness of the Otis Platform to investors, cause a negative experience for investors or result in negative publicity and unfavorable media coverage, damage to our reputation, loss of Otis Platform users, loss of revenue, liability for damages, regulatory inquiries or other proceedings, any of which could adversely affect our business and financial results.
Our manager may sell its interests post-closing, which may result in a reduction in value of your interests if there are too many series interests available and not enough demand for those interests.
Our manager may arrange for some of the interests it holds in a specific series to be sold by a broker pursuant to a “10b5-1 trading plan.” Our manager has no present intention to sell its interests, and any future sales would be based upon our potential need for capital, market prices of the interests at the time of a proposed sale and other factors that a reasonable investor might consider in connection with the sale of securities similar to our interests. There is a risk that a sale by our manager may result in too many interests being available for resale and the price of the relevant series interests decreasing as supply outweighs demand.
Non-compliance with regulations may result in the abrupt cessation of business operations, rescission of any contracts entered into, an early termination of any interests sold or, if we were deemed to be subject to the Investment Advisers Act, the liquidation and winding up of any interests sold.
The Broker is acting as our executing broker in connection with each offering. The Broker is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and will be registered in each state where each offering and sale of the interests will occur prior to the launch of each offering, and it is anticipated that the interests will be offered and sold only in states where the Broker is registered as a broker-dealer. If a regulatory authority determines that our manager, which is not a registered broker-dealer under the Exchange Act or any state securities laws, has itself engaged in brokerage activities, our manager may need to stop operating, and therefore, we will not have an entity managing the underlying assets. In addition, if our manager is required to register as a “broker-dealer,” there is a risk that any interests offered and sold while our manager was not registered may be subject to a right of rescission, which may result in the early termination of the series.

Furthermore, we are not registered and will not be registered as an investment company under the Investment Company Act of 1940, as amended, or the Investment Company Act, and neither our manager nor our asset manager is or will be registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Investment Advisers Act, and thus the interests do not have the benefit of the protections of the Investment Company Act or the Investment Advisers Act.  We and our manager have taken the position that the underlying assets are not “securities” within the meaning of the of the Investment Company Act or the Investment Advisers Act, and thus our assets will be comprised of less than 40% investment securities under the Investment Company Act and our manager and our asset manager will not be advising with respect to securities under the Investment Advisers Act.  This position, however, is based upon applicable case law that is inherently subject to judgments and interpretation.  If we were to be required to register under the Investment Company Act or our manager were to be required to register under the Investment Advisers Act, it could have a material adverse impact on the results of operations and expenses of a series, and our manager may be forced to liquidate and wind up the series or rescind the offering for any series interests.
Non-compliance with regulations with respect to the Liquidity Platform may result in the abrupt cessation of our manager and/or the Liquidity Platform or rescission of any contracts entered into or materially and adversely affect your ability to transfer your interests.
Our manager created a Liquidity Platform (see “Description of Business—Liquidity Platform” for additional information), which serves to communicate orders to the Public Private Execution Network Alternative Trading System, or PPEX ATS, a registered electronic alternative trading system, or ATS, operated by North Capital Private Securities for execution by the Broker. Our company engaged the Broker and North Capital Private Securities, and secondary purchases and sales will only occur in states where the Broker is registered. Our manager has determined that the creation and operation of the Liquidity Platform would not cause a regulatory authority to determine that our manager is engaging in brokerage activities. However, if a regulatory authority determines that our manager, which is not a registered broker-dealer under the Exchange Act or any state securities laws, has itself engaged in brokerage activities, our manager may need to stop operating and therefore, we will not have an entity managing the underlying assets. Or, our manager may need to stop operating the Liquidity Platform, which may make it difficult or impossible for you to dispose of your interests. In addition, if our manager is required to register as a broker-dealer, there is a risk that any secondary purchase or sale while our manager was not registered may be subject to a right of rescission.
Furthermore, while we do not believe that the Liquidity Platform is itself a securities exchange or an ATS under the Exchange Act, regulators may determine that this is the case, then we would be required to register as a securities exchange or qualify and register as an ATS, either of which could cause our manager to stop operating, meaning we would not have an entity managing the underlying assets. Further, if we are found to be in violation of the Exchange Act due to operation of an unregistered exchange, we could be subject to significant monetary penalties, censure or other actions that may have a material and adverse effect on our manager and may require it to stop operating, meaning we would not have an entity managing the underlying assets, or otherwise be unable to maintain the Liquidity Platform, which would adversely affect your ability to transfer your interests.
There may be deficiencies with our internal controls that require improvements, and if we are unable to adequately evaluate internal controls, we may be subject to sanctions.
As a Tier 2 issuer under Regulation A, we will not need to provide a report on the effectiveness of our internal controls over financial reporting, and we will be exempt from the auditor attestation requirements concerning any such report so long as we are a Tier 2 issuer. We are in the process of evaluating whether our internal control procedures are effective and therefore there is a greater likelihood of undiscovered errors in our internal controls or reported financial statements as compared to issuers that have conducted such evaluations.
Unpredictable and/or uncontrollable events, such as the COVID-19 outbreak, could adversely affect our business.

Our business could be subject to unpredictable and uncontrollable events, such as earthquakes, power shortages, telecommunications failures, water shortages, floods, hurricanes, typhoons, fires, extreme weather conditions, medical epidemics or pandemics, such as the COVID-19 outbreak, and other natural or manmade disasters or business interruptions. The occurrence of any of these business disruptions could seriously harm our operations and financial condition and increase our costs and expenses. The risk, or public perception of the risk, of a pandemic, or media coverage of infectious diseases, could adversely affect the value of the underlying assets and the financial condition of our investors or prospective investors, resulting in reduced demand for our offerings and alternative asset classes generally. Moreover, an epidemic, pandemic, outbreak or other public health crisis, such as COVID-19, could adversely affect employees of our manager, which serves as the asset manager and in which we rely to manage the logistics of our business. “Shelter-in-place” or other such orders by governmental entities could also disrupt our operations if employees of our manager who cannot perform their responsibilities from home are not able to report to work or carry out necessary actions related to the logistics of our business. Risks related to an epidemic, pandemic or other health crisis, such as COVID-19, could also lead to the complete or partial closure of one or more of our facilities or the storage facility in which we lease space, which could prevent us from accessing the underlying assets. Further, risks related to an epidemic, pandemic or other health crisis, such as COVID-19, could lead to complete or partial cessation of operations of our sourcing partners for the underlying assets.
Risks Related to the Art and Collectibles Industry
Each series is expected to invest only in the related underlying assets; therefore, your investment will not be diversified and will appreciate or depreciate based on the value of the underlying assets regardless of market conditions.
It is not anticipated that any series would own any assets other than its related underlying assets, plus potential cash reserves for maintenance, storage, insurance and other expenses pertaining to the underlying assets and amounts earned by the related series from the monetization of the underlying assets, if any. Investors looking for diversification will have to create their own diversified portfolio by investing in other opportunities in addition to the interests offered hereby.
Each series is expected to invest in art and collectibles.  If there is a downturn in this industry or the economy in general, then the value of the underlying assets is likely to decrease.
Given the concentrated nature of the underlying assets (i.e., only art and collectibles) any downturn in the art and collectibles industry is likely to impact the value of the underlying assets, and consequently the value of the interests. Furthermore, as art and other collectibles are collectible items, the value of such collectables may be impacted if an economic downturn occurs and there is less disposable income for individuals to invest in products such as art and collectables. In the event of a downturn in the industry, the value of the underlying assets is likely to decrease.
The global economy and financial markets and political conditions of various countries can adversely affect the supply of and demand for art and collectibles, and unpredictable and/or uncontrollable events, such as the COVID-19 outbreak, may cause a disruption in the art and collectibles industry.
The art and collectibles industry may be influenced by the overall strength and stability of the global economy and financial markets of various countries, although any correlation may not be immediately evident. In addition, global political conditions and world events may affect our business through their effect on the economies of various countries, as well as on the willingness of potential buyers to purchase art and collectibles in the wake of economic uncertainty. Accordingly, weakness in the global economy and financial markets of various countries may cause a downturn in the art and collectibles industry, which is likely to impact the value of the underlying assets, and consequently the value of the interests.

The COVID-19 outbreak has caused unprecedented levels of global uncertainty and may impact the value of art and other collectables. We expect the COVID-19 outbreak will result in low transaction volume until confidence in the global economy is restored. The extent and duration of this disruption cannot be accurately estimated, and the art and collectibles industry may take a significant amount of time to recover. Although we intend to hold and manage all of the assets marketed on the Otis Platform for an average of three to seven years, the COVID-19 outbreak and resulting economic uncertainty may impact the value of the underlying assets, and consequently the value of the interests.
The volatility in prices for art and other collectibles may result in downward price pressure and adversely affect our objectives.
Volatility of demand for luxury goods as evidenced by the S&P Global Luxury index, in particular high value art and collectibles, may adversely affect a series’ ability to achieve its investment purpose. The art and collectibles market has been subject to volatility in demand in recent periods. Demand for high value art and collectibles depends to a large extent on general, economic, political and social conditions in a given market as well as the tastes of the collector or art enthusiast community resulting in changes in the types of art and collectibles that are most sought after. Volatility in demand may lead to volatility in the value of art and collectibles, which may result in further downward price pressure and adversely affect our ability to achieve our objective of acquiring additional underlying assets through the issuance of further series interests and monetizing them together with existing assets. In addition, the lack of demand may reduce any further issuance of interests and acquisition of more underlying assets, thus limiting the benefits the investors already holding interests could receive from there being economies of scale (e.g., cheaper insurance due to a number of underlying assets requiring insurance) and other monetization opportunities (e.g., hosting shows with the collection of underlying assets as compared to just one or two pieces of art or collectibles). These effects may have a more pronounced impact given the limited number of underlying assets held by our company in the short-term.
Art and collectibles are hard to value, and any valuations obtained are not guarantees of realizable price.
As explained in the “Description of Business,” art and collectibles are difficult to value. Valuations of the underlying assets will be based upon the subjective approach taken by the members of our manager’s expert network and members of the Advisory Board, valuation experts appointed by the asset seller or other data provided by third parties (e.g., auction results and previous sales history). Our manager sources data from reputable valuation providers in the industry; however, it may rely on the accuracy of the underlying data without any means of detailed verification.  Consequently, valuations may be uncertain.
The value of the underlying assets can go down as well as up. Valuations are not guarantees of realizable price and do not necessarily represent the price at which our interests may be sold on the Otis Platform, and the value of the underlying assets may be materially affected by a number of factors outside of our control, including any volatility in the economic markets and the condition of the underlying assets.
Our manager and each series rely on third-party assessments of the market for the types of assets to be acquired, or the value of the specific assets. None of these assessments have been prepared in connection with this offering circular.
Included in this offering circular are references to reports and assessments created by third parties which our manager and each series have relied upon for determining the potential market and current value of particular assets. We have not independently verified the information contained in those reports and assessments, and none were prepared in connection with this offering circular. The references should not be taken as an endorsement of our offering by those third-parties.
Risks Related to the Underlying Assets
Potential loss of or damage to an underlying asset could adversely impact the value of the underlying asset, the series related to the underlying asset or the likelihood of any distributions made by us to investors.

An underlying asset may be lost or damaged by causes beyond our reasonable control when in storage or on display. Any damage to an underlying asset could adversely impact the value of the underlying asset or adversely increase the liabilities or Operating Expenses of its related series.  Although we intend for the underlying assets to be insured at replacement cost (subject to policy terms and conditions), in the event of any claims against such insurance policies, there can be no guarantee that any losses or costs will be reimbursed, that the underlying assets can be replaced on a like-for-like basis or that any insurance proceeds would be sufficient to pay the full market value (after paying for any outstanding liabilities, including, but not limited to, any outstanding balances under Operating Expenses Reimbursement Obligations), if any, of the related series.  In the event that damage is caused to an underlying asset, this will impact the value of the underlying asset, and consequently, the series related to the underlying asset, as well as the likelihood of any distributions being made by us to the investors.
Competition in the art and collectibles industry from other business models may make it difficult to obtain underlying assets.
There is potentially significant competition for the underlying assets from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players, such as arts and collectibles dealers and auction houses, continue to play an increasing role. In addition, the underlying market is being driven by the increasing number of widely popular art and collectibles TV shows, including Antiques Roadshow, Storage Pickers, American Pickers and Pawn Stars. This competition may impact the liquidity of a series, as it is dependent on our acquiring attractive and desirable underlying assets to ensure that there is an appetite of potential investors for the interests. In addition, there are companies that are developing crowd funding models for other alternative asset classes, such as wine, that may decide to enter the art and collectibles market as well.
Potentially high storage, maintenance and insurance costs for the underlying assets may adversely impact the value of the related series and the amount of distributions made to holders of interests.
In order to protect and care for the underlying assets, our manager must ensure adequate storage facilities, maintenance work and insurance coverage. The cost of care may vary from year to year depending on the amount of maintenance performed on a particular underlying asset, changes in the insurance rates for covering the underlying assets and changes in the cost of storage for the underlying assets.  It is anticipated that as we acquire more underlying assets, our manager may be able to negotiate a discount on the costs of storage, maintenance and insurance due to economies of scale. These reductions are dependent on our acquiring a number of underlying assets and service providers being willing to negotiate volume discounts and, therefore, are not guaranteed.
If costs turn out to be higher than expected, this would impact the value of the series, the amount of distributions made to investors holding the series, potential proceeds from a sale of the related underlying asset (if ever) and any capital proceeds returned to investors after paying for any outstanding liabilities, including, but not limited to, any outstanding balances under Operating Expenses Reimbursement Obligation.
Restoration or repair of an underlying asset may result in a decrease in the value of the underlying asset.
Although we do not intend to undertake restoration or repair of the underlying assets, there may be situations in the future that we are required to do so (e.g., due to natural wear and tear and through the use of the underlying assets). Where we do so, we will be dependent on the performance of third-party contractors and sub-contractors and may be exposed to the risks that a project will not be completed within budget, within the agreed timeframe or to the agreed specifications. While we will seek to mitigate our exposure by negotiating appropriate contracts, including appropriate warranty protection, any failure on the part of a contractor to perform its obligations could adversely impact the value of the underlying assets and, therefore, the value of the series related to such underlying assets.

In addition, the successful restoration or repair of the art and collectibles may be dependent on sourcing replacement original and authentic paint or parts. Original paint or parts for arts and collectibles are rare and in high demand and, therefore, at risk of being imitated. There is no guarantee that any paint or parts sourced for the underlying assets will be authentic (e.g., not a counterfeit). If such paint or parts cannot be sourced or those paints or parts that are sourced are not authentic, the value of the underlying assets and, therefore, the value of the series related to such underlying assets may be materially adversely affected.  Furthermore, if an underlying asset is damaged, we may be unable to source original and authentic paint or parts for the underlying asset, and the use of non-original and authentic paint or parts may decrease the value of the underlying asset.
Insurance may not cover all losses, which may result in an operating loss and likelihood that distributions will not be made by us.
Insurance of the underlying assets may not cover all losses. There are certain types of losses, generally of a catastrophic nature, such as earthquakes, floods, hurricanes, terrorism or acts of war, that may be uninsurable or not economically insurable. Inflation, environmental considerations and other factors, including terrorism or acts of war, also might make insurance proceeds insufficient to repair or replace an asset if it is damaged or destroyed. Under such circumstances, the insurance proceeds received might not be adequate to restore our economic position with respect to any affected underlying assets. Furthermore, the series related to such affected underlying assets would bear the expense of the payment of any deductible.  Any uninsured loss could result in both loss of cash flow from and the value of the affected underlying assets and, consequently, the series that relate to such underlying assets.
We may be associated with third-party liability and exposed to reputational harm as a result of wrongful actions by certain third parties.
Each series will assume all of the ownership risks attached to its underlying assets, including third-party liability risks.  Therefore, the series may be liable to a third party for any loss or damages incurred by it in connection with its underlying assets.  This would be a loss to our company and, therefore, deductible from any income or capital proceeds payable in respect of the series from the related underlying assets, in turn adversely affecting the value of the series to which the underlying assets relate and the likelihood of any distributions being made by us.
We could be exposed to losses and/or reputational harm as a result of various claims and lawsuits incidental to the ordinary course of our business.
We may become involved in various legal proceedings, lawsuits and other claims incidental to the ordinary course of our business. We are required to assess the likelihood of any adverse judgments or outcomes in these matters, as well as potential ranges of probable or reasonably possible losses. A determination of the amount of losses, if any, to be recorded or disclosed as a result of these contingencies will be based on a careful analysis of each individual exposure with, in some cases, the assistance of outside legal counsel. The amount of losses recorded or disclosed for such contingencies may change in the future due to new developments in each matter or a change in settlement strategy.
Any harm to the brand of the artist or manufacturer may adversely impact the value of the underlying assets.
The underlying assets will be comprised of art and collectibles. The demand for the underlying assets and, therefore, interests in each series may be influenced by the general perception of the art and collectibles that artists and manufacturers of products that may become collectible are producing today. In addition, the artists’ or manufacturers’ business practices may result in the image and value of art and collectibles produced by such artists or manufacturers being damaged. This in turn may have a negative impact on the value of the underlying assets made by such artists or manufacturers and, consequently, the value of the interests of the series that relate to such underlying assets.
The value of the underlying assets may depend on a prior owner or association and, therefore, may be out of our control.

The value of an underlying asset may be connected with its prior ownership by, or association with, a certain person or group or in connection with certain pop culture events or films. In the event that such person or group loses public affection, then this may adversely impact the value of the underlying asset and, therefore, the series that relates to such underlying asset.
Title or authenticity claims on an underlying asset may diminish value of the underlying asset, as well as the series that relates to such underlying asset.
There is no guarantee that an underlying asset will be free of any claims regarding title and authenticity (e.g., counterfeit or previously stolen art and collectibles), or that such claims may arise after acquisition of an underlying asset by a series. We may not have complete ownership history or restoration and repair records for an underlying asset. In the event of a title or authenticity claim against us, we may not have recourse against the asset seller or the benefit of insurance, and the value of the underlying asset and the series related to such underlying asset may be diminished.
Forced sale of an underlying asset at a lower value than when the underlying asset was first acquired may diminish the value of the series that relate to the underlying asset.
We may be forced to sell an underlying asset (e.g., upon the bankruptcy of our manager), and such a sale may occur at an inopportune time or at a lower value than when the underlying asset was first acquired or at a lower price than the aggregate of costs, fees and expenses to purchase the underlying asset. In addition, there may be liabilities related to the underlying asset, including, but not limited to, Operating Expenses Reimbursement Obligations, on the balance sheet of the underlying asset at the time of a forced sale, which would be paid off prior to investors receiving any distributions from a sale. In such circumstances, the capital proceeds obtained for the underlying asset and, therefore, the return available to investors may be lower than could have been obtained if the underlying asset continued to be held by us and sold at a later date.
If we are unable to liquidate an underlying asset at a time when we desire to do so or at all, investors may not receive any return on their investment and may lose their entire investment.
Our strategy is to acquire assets, hold such assets for a period of time (on average between three and seven years) and then sell such assets at a premium over our acquisition price so that investors in our company can make a return on their investment. In addition, our plan and mission are to seek to provide liquidity to investors by providing a platform for investors to transfer their interests for cash or for interests in another series. However, Operating Expenses, including fees and costs incurred in connection with the management of an underlying asset, the preparation of reports and accounts for each series, insurance premiums, taxes, governmental fees, legal and accounting fees and other costs and expenses, are the responsibility of each series. If we are unable to liquidate an asset at a time when we desire to do so or at all, these Operating Expenses will accumulate and reduce any return that an investor in a series may hope to make or cause an investor to lose its entire investment. Furthermore, if we are unable to provide investors with liquidity through the ability to make secondary sales on our platform and we are unable to liquidate an underlying asset, then Operating Expenses will over time reduce the value of the interests such investors may hold resulting in a loss to such investors.
Risks Related to Potential Conflicts of Interest
Our operating agreement contains provisions that reduce or eliminate duties (including fiduciary duties) of our manager.
Our operating agreement provides that our manager, in exercising its rights in its capacity as manager, will be entitled to consider only such interests and factors as it desires, including its own interests; will have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting us or any of our investors; and will not be subject to any different standards imposed by our operating agreement, the LLC Act or under any other law, rule or regulation or in equity. These modifications of fiduciary duties are expressly permitted by Delaware law.
We do not have a conflicts of interest policy.

Our company, our manager and their affiliates will try to balance our interests with their own.  However, to the extent that such parties take actions that are more favorable to other entities than our company, these actions could have a negative impact on our financial performance and, consequently, on distributions to investors and the value of the interests of each series. We have not adopted, and do not intend to adopt in the future, either a conflicts of interest policy or a conflicts resolution policy.
Conflicts may exist among our manager, our asset manager and their respective employees or affiliates.
Our manager and our asset manager will engage with, on behalf of our company, a number of brokers, dealers, asset sellers, insurance companies, storage and maintenance providers and other service providers and thus may receive in-kind discounts, for example, free shipping or servicing.  In such circumstances, it is likely that these in-kind discounts may be retained for the benefit of our manager or our asset manager and not our company, or may apply disproportionately to other series.  Our manager or our asset manager may be incentivized to choose a broker, dealer or asset seller based on the benefits they are to receive or all series collectively are to receive rather than that which is best for a particular series.
Members of the Advisory Board may be art or collectibles dealers and brokers themselves and, therefore, will be incentivized to sell us their own art and collectibles at potentially inflated market prices. Members of the Advisory Board may also be investors, in particular, if they are holding interests acquired as part of a sale of an underlying asset (i.e., as they were the asset seller).  They may therefore promote their own self-interests when providing advice to our manager or our asset manager regarding an underlying asset (e.g., by encouraging the liquidation of such underlying asset so they can receive a return in their capacity as an investor).
In the event that the Operating Expenses exceed the revenue from an underlying asset, if any, and any cash reserves, our manager has the option to cause the related series to incur an Operating Expenses Reimbursement Obligation to cover such excess. As interest may be payable on such loan, our manager may be incentivized to cause the series to incur an Operating Expenses Reimbursement Obligation to pay Operating Expenses rather than look elsewhere for additional sources of income or to repay any outstanding Operating Expenses Reimbursement Obligation as soon as possible rather than make distributions to investors. Our manager may also choose to issue additional interests of the series to pay for Operating Expenses instead of causing our company to incur an Operating Expenses Reimbursement Obligation, even if any interest payable by the series on any Operating Expenses Reimbursement Obligation may be economically more beneficial to holders of the series than the dilution incurred from the issuance of additional interests.
There may be conflicts related to potential future brokerage activity.
Either our manager or one of its affiliates may in the future register with the Commission as a broker-dealer in order to be able to facilitate liquidity in our interests via the Otis Platform. Our manager or one of its affiliates may be entitled to receive fees based on volume of trading and volatility of the interests on the Otis Platform, and such fees may be in excess of the appreciation in the interests it holds in each series.  Although an increased volume of trading and volatility will benefit investors as it will assist in creating a market for those wishing to transfer their interests, there is the potential that there is a divergence of interests between our manager and those investors; for instance, if the underlying asset does not appreciate in value, this will impact the price of the interests but may not adversely affect the profitability related to the brokerage activities of our manager (i.e., our manager would collect brokerage fees whether the price of the underlying asset increases or decreases).
Ownership in multiple series may cause conflicts of interest.
Our manager or its affiliates will acquire interests in each series for their own accounts and may transfer these interests, either directly or through brokers, via the Otis Platform.  Depending on the timing of the transfers, this could impact the interests held by the investors (e.g., driving price down because of supply and demand and over availability of interests).  This ownership in each of the series may result in a divergence of interests between our manager and the investors who only hold one or certain series (e.g., our manager or one of its affiliates, once registered as a broker-dealer with the Commission, may disproportionately market or promote a certain series, in particular, where they are a significant owner, so that there will be more demand and an increase in the price of such series interests).

Conflicts may arise from allocations of income and expenses as between series.
There may be situations when it is challenging or impossible to accurately allocate income, costs and expenses to a specific series, and certain series may get a disproportionate percentage of the cost or income, as applicable. In such circumstances, our manager would be conflicted from acting in the best interests of our company as a whole or the individual.  While we presently intend to allocate expenses as described in “Description of Business—Allocations of Expenses,” our manager has the right to change this allocation policy at any time without further notice to investors.
There may be conflicting interests among our manager, our asset manager and the investors.
Our manager will determine whether or not to liquidate underlying assets, should an offer to acquire an underlying asset be received. As our manager or one of its affiliates, when and if registered as a broker-dealer with the Commission, may receive fees on the trading volume in the interests connected with an underlying asset, they may be incentivized not to realize such underlying asset even though investors may prefer to receive the gains from any appreciation in value of such underlying asset. Furthermore, when determining to liquidate an underlying asset, our manager will do so considering all of the circumstances at the time, which may include obtaining a price for an underlying asset that is in the best interests of a substantial majority but not all of the investors.
Our manager may be incentivized to use more popular underlying assets at revenue-generating events or in leasing opportunities as this may generate higher Free Cash Flow to be distributed to our manager and investors in the series associated with that particular underlying asset. This may lead the underlying asset of a particular series to generate lower distributions than the underlying assets of other series. The use of art and collectibles at revenue-generating events or in leasing opportunities could increase the risk of the art and collectibles getting damaged and could impact the value of the underlying asset and, as a result, the value of the related series. Our manager may therefore be conflicted when determining whether to use a particular piece of art or a collectible at revenue-generating events or in leasing opportunities to generate revenue or limit the potential of damage being caused to them.  Furthermore, our manager may be incentivized to utilize underlying assets that help popularize the interests via the Otis Platform, which means of utilization may not generate as much immediate returns as other potential utilization methods.
Our manager has the ability to unilaterally amend the operating agreement and allocation policy. As our manager is party, or subject, to these documents, it may be incentivized to amend them in a manner that is beneficial to it as manager of our company or a series or may amend it in a way that is not beneficial for all investors. In addition, the operating agreement seeks to limit the fiduciary duties that our manager owes to its investors. Therefore, our manager is permitted to act in its own best interests rather than the best interests of the investors.  See “Securities Being Offered” for more information.
Fees for arranging events or monetization may cause conflicts of interest.
As our manager will acquire a percentage of each series, it may be incentivized to attempt to generate more earnings with those underlying assets owned by those series in which it holds a greater stake. Any profits generated from the Otis Platform (e.g., through advertising) will be for the benefit of our manager. In order to increase its revenue stream, our manager may, therefore, be incentivized to issue interests of additional series and acquire more underlying assets rather than focus on monetizing any underlying assets already held by existing series.
Conflicts may arise between the Advisory Board and our company.
The operating agreement provides that the resolution of any conflict of interest approved by the Advisory Board shall be deemed fair and reasonable to our company and its interest holders and not a breach of any duty at law, in equity or otherwise.  As part of the remuneration package for Advisory Board members, they may receive an ownership stake in our manager.  This may incentivize the Advisory Board members to make decisions in relation to the underlying assets that benefit our manager rather than our company.
As a number of the Advisory Board members may be in the art and collectibles industry, they may seek to sell art and collectibles to, acquire art and collectibles from or provide services relating to art and collectibles owned by our company.
Conflicts may exist between legal counsel, our company, our manager and its affiliates.

Our legal counsel is also counsel to our manager and its affiliates, and may serve as counsel with respect to a series.  Because such legal counsel represents both our company and such other parties, certain conflicts of interest exist and may arise.  To the extent that an irreconcilable conflict develops between us and any of the other parties, legal counsel may represent such other parties and not our company or a series. Legal counsel may, in the future, render services to us or other related parties with respect to activities relating to our company as well as other unrelated activities.  Legal counsel is not representing any prospective investors in connection with any offering and will not be representing interest holders of our company other than our manager, although the prospective investors may rely on the opinion of legal counsel with respect to the validity of the securities, which is filed as Exhibit 12.1 to the offering statement of which this offering circular forms a part.  Prospective investors are advised to consult their own independent counsel with respect to the other legal and tax implications of an investment in our interests.
Risks Related to the Offerings and Ownership of our Interests
There can be no assurance that an active trading market will develop.
An active trading market for any series of our interests may not develop or be sustained. If an active public trading market for our interests does not develop or is not sustained, it may be difficult or impossible for you to resell your interests at any price. Even if an active market does develop, the market price could decline below the amount you paid for your interests. Our manager created a Liquidity Platform (see “Description of Business—Liquidity Platform” for additional information), which serves to communicate orders to the PPEX ATS for execution by the Broker and which may permit some liquidity, but there is no assurance that the Liquidity Platform will provide an active market for resales of interests. Further, without the Liquidity Platform, it may be difficult or impossible for you to dispose of your interests.
If an active market ever develops for our interests, the market price and trading volume may be volatile.
If the market develops for our interests, the market price of our interests could fluctuate significantly for many reasons, including reasons unrelated to our performance, the underlying assets or the series, such as reports by industry analysts, investor perceptions or announcements by our competitors regarding their own performance, as well as general economic and industry conditions. For example, to the extent that other companies, whether large or small, within our industry experience declines in their share price, the value of our interests may decline as well.
In addition, fluctuations in operating results of a particular series or the failure of operating results to meet the expectations of investors may negatively impact the price of our securities. Operating results may fluctuate in the future due to a variety of factors that could negatively affect revenues or expenses in any particular reporting period, including vulnerability of our business to a general economic downturn, changes in the laws that affect our operations, competition, compensation-related expenses, application of accounting standards, seasonality and our ability to obtain and maintain all necessary government certifications or licenses to conduct our business.
There may be state law restrictions on an investor’s ability to sell its interests, making it difficult to transfer, sell or otherwise dispose of our interests.
Each state has its own securities laws, often called “blue sky” laws, which (1) limit sales of securities to a state’s residents unless the securities are registered in that state or qualify for an exemption from registration and (2) govern the reporting requirements for broker-dealers and stock brokers doing business directly or indirectly in the state. Before a security is sold in a state, there must be a registration in place to cover the transaction, or it must be exempt from registration. Also, the broker must be registered in that state. We do not know whether the interests being offered under this offering circular will be registered, or exempt, under the laws of any states. A determination regarding registration will be made by the broker-dealers, if any, who agree to serve as the market-makers for our interests. There may be significant state blue sky law restrictions on the ability of investors to sell, and on purchasers to buy, our interests. Investors should consider the resale market for our interests to be limited. Investors may be unable to resell their interests, or they may be unable to resell them without the significant expense of state registration or qualification.
We intend for our manager to be able to sell through the Liquidity Platform.

From time to time, our manager may act as a buyer or seller of interests of a particular series through the Liquidity Platform. Prior to our manager participating in any secondary purchases or sales through the Liquidity Platform, our manager intends to put in place internal procedures that limit the times when any such trading activity could occur, and to not occur when in possession of material, non-public information. Nevertheless, should our manager decide to sell its interests, that may result in a reduction in the resale price for the interests, and may result in our manager and investors having divergent interests in regard to the operation and liquidation of the asset underlying a particular series.
Investors lack voting rights, and our manager may take actions that are not in the best interests of investors.
Our manager has a unilateral ability to amend the operating agreement and the allocation policy in certain circumstances without the consent of the investors, and investors only have limited voting rights in respect of a series. Investors will therefore be subject to any amendments our manager makes (if any) to the operating agreement and allocation policy and also any decision it makes in respect of our company and a series which the investors do not get a right to vote upon. Investors may not necessarily agree with such amendments or decisions, and such amendments or decisions may not be in the best interests of all of the investors as a whole but only a limited number.
Furthermore, our manager can only be removed as manager of our company and each series in a very limited circumstance, following a non-appealable judgment of a court of competent jurisdiction to have committed fraud in connection with our company or a series. Investors would therefore not be able to remove our manager merely because they did not agree, for example, with how our manager was managing an underlying asset.
The offerings are being conducted on a “best efforts” basis, and we may not be able to execute our growth strategy if we are unable to raise capital.
We are offering interests in each series on a “best efforts” basis, and we can give no assurance that all of the offered interests will be sold. If you invest in our interests and more than the minimum number of offered interests of the series but less than all of the offered interests of the series are sold, the risk of losing your entire investment will be increased. If substantially less than the maximum amount of interests offered for the series are sold, we may be unable to fund all the intended uses described in this offering circular from the net proceeds anticipated from each offering without obtaining funds from alternative sources or using working capital that we generate. Alternative sources of funding may not be available to us at what we consider to be a reasonable cost, and the working capital generated by us may not be sufficient to fund any uses not financed by offering net proceeds.
Each offering is a fixed-price offering and the fixed offering price may not accurately represent the current value of our company or our assets at any particular time. Therefore, the purchase price you pay for the interests may not be supported by the value of our assets at the time of your purchase.
Each offering is a fixed-price offering, which means that the offering price for interests in each series is fixed and will not vary based on the underlying value of our assets at any time.  Our manager has determined each offering price in its sole discretion without the input of an investment bank or other third party.  The fixed offering price for interests in each series has not been based on appraisals of any assets we own or may own, or of our company as a whole, nor do we intend to obtain such appraisals.  Therefore, the fixed offering price established for interests in each series may not be supported by the current value of our company or our assets at any particular time.
We are subject to ongoing public reporting requirements that are less rigorous than rules for more mature public companies, and our investors receive less information.
We are required to report on an ongoing basis under the reporting rules set forth in Regulation A for Tier 2 issuers. The ongoing reporting requirements under Regulation A are more relaxed than for public companies reporting under the Exchange Act. The differences include, but are not limited to, being required to file only annual and semiannual reports, rather than annual and quarterly reports. Annual reports are due within 120 calendar days after the end of our fiscal year, and semiannual reports are due within 90 calendar days after the end of the first six months of our fiscal year.

We also may elect to become a public reporting company under the Exchange Act. If we elect to do so, we will be required to publicly report on an ongoing basis as an emerging growth company, as defined in the JOBS Act, under the reporting rules set forth under the Exchange Act. For so long as we remain an emerging growth company, we may take advantage of certain exemptions from various reporting requirements that are applicable to other Exchange Act reporting companies that are not emerging growth companies, including, but not limited to:
●
not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act;
●
being permitted to comply with reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements; and
●
being exempt from the requirement to hold a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.
We would expect to take advantage of these reporting exemptions until we are no longer an emerging growth company. We would remain an emerging growth company for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion; (ii) the date that we become a large accelerated filer as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our interests that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter; or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period.
In either case, we will be subject to ongoing public reporting requirements that are less rigorous than Exchange Act rules for companies that are not emerging growth companies, and investors could receive less information than they might expect to receive from more mature public companies.
Investors in this offering may not be entitled to a jury trial with respect to claims arising under our operating agreement, which could result in less favorable outcomes to the plaintiff(s) in any action under the operating agreement.
Investors in this offering will be bound by our operating agreement, which establishes the rights of members and rules for governance of our company. Under Section 15.08 of our operating agreement, investors waive the right to a jury trial of any claim they may have against our company arising out of or relating to the operating agreement, or the action of becoming an interest holder in a series. This includes legal actions that include claims based on federal securities law. By subscribing to an offering of a series, the investor agrees to adhere to the operating agreement, and knowingly and voluntarily waives the investor’s jury trial rights.
If we opposed a jury trial demand based on the waiver, a court would determine whether the waiver was enforceable based on the facts and circumstances of that case in accordance with the applicable state and federal law. To our knowledge, the enforceability of a contractual pre-dispute jury trial waiver in connection with claims arising under the federal securities laws has not been finally adjudicated by a federal court. However, we believe that a contractual pre-dispute jury trial waiver provision is generally enforceable, including under the laws of the State of Delaware, which govern the operating agreement. In determining whether to enforce a contractual pre-dispute jury trial waiver provision, courts will generally consider whether the visibility of the jury trial waiver provision within the agreement is sufficiently prominent such that a party knowingly, intelligently and voluntarily waived the right to a jury trial. We believe that this is the case with respect to the operating agreement. You should consult legal counsel regarding the jury waiver provision before investing in this offering.

If you bring a claim against our company in connection with matters arising under the operating agreement, including claims under federal securities laws, you may not be entitled to a jury trial with respect to those claims, which may have the effect of limiting and discouraging lawsuits against our company. If a lawsuit is brought against our company under the operating agreement, it may be heard only by a judge or justice of the applicable trial court, which would be conducted according to different civil procedures and may result in different outcomes than a trial by jury would have had, including results that could be less favorable to the plaintiff(s) in such an action.
Nevertheless, if this jury trial waiver provision is not permitted by applicable law, an action could proceed under the terms of the operating agreement with a jury trial. No condition, stipulation or provision of the operating agreement serves as a waiver by any member of a series or by our company of compliance with any substantive provision of the federal securities laws and the rules and regulations promulgated under those laws.
Our operating agreement has a forum selection provision that requires that certain disputes be resolved in the Court of Chancery of the State of Delaware, regardless of convenience or cost to interest holders.
Under Section 15.08 of our operating agreement, interest holders are required to resolve disputes related to the governance of our company in the Court of Chancery located in the State of Delaware. The forum selection provision applies to any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with our operating agreement, or the transactions authorized by the agreement, including that of the admission of interest holders to a series.
Our operating agreement further provides that, should the Court of Chancery in the State of Delaware not have jurisdiction over the matter, the suit, action or proceeding may be brought in the appropriate federal or state court located in the State of Delaware. We intend for his forum selection provision to also apply to claims brought under federal securities law. Our company acknowledges that, for claims arising under the Exchange Act, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder, requiring such matters to be heard in federal court. In contrast, Section 22 of the Securities Act provides for concurrent jurisdiction between federal and state courts for matters arising under the Securities Act.
The forum selection provision in our operating agreement may limit interest holders’ ability to obtain a favorable judicial forum for disputes with us or our manager, employees or agents, which may discourage lawsuits against us and such persons. The requirement that any action be heard in a competent court in the State of Delaware may also create additional expense for any person contemplating an action against our company, or limit the access to information to undertake such an action, further discouraging lawsuits.
It is also possible that, notwithstanding the forum selection clause included in our operating agreement, a court could rule that such a provision is inapplicable or unenforceable. Alternatively, if a court were to find the provision inapplicable to, or unenforceable in, an action, we may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect our business, financial condition or results of operations.
Possible changes in federal or local tax laws, or the application of existing federal or local tax laws, may result in significant variability in our results of operations and tax liability for the investor.
The Internal Revenue Code of 1986, as amended, is subject to change by Congress, and interpretations may be modified or affected by judicial decisions, by the Treasury Department through changes in regulations and by the Internal Revenue Service through its audit policy, announcements and published and private rulings. Although significant changes to the tax laws historically have been given prospective application, no assurance can be given that any changes made in the tax law affecting an investment in any series would be limited to prospective effect. Accordingly, the ultimate effect on an investor’s tax situation may be governed by laws, regulations or interpretations of laws or regulations which have not yet been proposed, passed or made, as the case may be.
Furthermore, investors may reside in various tax jurisdictions throughout the world. To the extent that there are changes to tax laws or tax reporting obligations in any of these jurisdictions, such changes could adversely impact the ability and/or willingness of our clients to purchase interests in art and collectibles. Failure to assess or pay the correct amount of tax on a transaction may expose us to claims from tax authorities.

The Bonus Interest Program may not be available to all investors that otherwise meet the conditions for receiving bonus interests.
The Bonus Interest Program is available on a first-come, first-served basis for the applicable series offerings, and the number of additional bonus interests is capped for each applicable series offering. As a result, the Bonus Interest Program may not be available to all investors that otherwise meet the conditions for receiving bonus interests.

DILUTION
Dilution means a reduction in value, control or earnings of the interests the investor owns.  There will be no dilution to any investors associated with any offering. However, from time to time, additional interests in each series offered hereby may be issued in order to raise capital to cover such series’ ongoing operating expenses. See “Description of Business—Operating Expenses” for further details.
Our manager will acquire a minimum of 2% and may acquire a maximum of 19.99% of the interests sold in connection with each offering (of which our manager may sell all or any portion from time to time following the closing of such offering), although such minimum and maximum thresholds may be waived or modified by our manager in its sole discretion.  Our manager will pay the price per share offered to all other potential investors hereunder.

PLAN OF DISTRIBUTION AND SELLING SECURITYHOLDERS
Plan of Distribution
Our manager owns and operates the Otis Platform, through which investors may indirectly invest, through a series of our interests, in art and collectible opportunities that have been historically difficult to access for many market participants. Through the use of the Otis Platform, investors can browse and screen the potential investments and sign legal documents electronically. We intend to distribute each series of interests exclusively through the Otis Platform.  Neither our manager nor any other affiliated entity involved in the offer and sale of our interests is a member firm of FINRA, and no person associated with us will be deemed to be a broker solely by reason of his or her participation in the sale of our interests.
Each offering is being conducted under Regulation A under the Securities Act and therefore, only offered and sold to “qualified purchasers.”  For further details on the suitability requirements an investor must meet in order to participate in each offering, see “—Investor Suitability Standards.” As a Tier 2 offering pursuant to Regulation A under the Securities Act, each offering will be exempt from state law “Blue Sky” review, subject to meeting certain state filing requirements and complying with certain antifraud provisions, to the extent that our interests are offered and sold only to “qualified purchasers” or at a time when our interests are listed on a national securities exchange.  It is anticipated that sales of securities will only be made in states where the Broker is registered.
We are offering, on a best efforts basis, the membership interests of each of the series of our company in the “Series Offering Table” beginning on page 1. The offering price for each series was determined by our manager.
At the closing of each offering, our manager or its affiliates will purchase a minimum of 2% and up to a maximum of 19.99% of the interests sold in such offering for the same price as all other investors, although such minimum and maximum thresholds may be waived or modified by our manager in its sole discretion. In addition, the asset seller for a particular series may purchase a portion of the interests for that series. Our manager may sell its interests from time to time after the closing of each offering. Our manager has no present intention to sell its interests, and any future sales would be based upon our potential need for capital, market prices of the interests at the time of a proposed sale and other factors that a reasonable investor might consider in connection with the sale of securities similar to our interests.
We conduct separate closings with respect to each offering. The closing of an offering will occur on the earliest to occur of (i) the date subscriptions for the maximum number of interests offered for a series have been accepted or (ii) a date determined by our manager in its sole discretion, provided that subscriptions for the minimum number of interests offered for a series have been accepted.  If closing has not occurred, an offering shall be terminated upon (i) the date which is one year from the date such offering circular or amendment thereof, as applicable, is qualified by the Commission, which period may be extended with respect to a particular series by an additional six months by our manager in its sole discretion, or (ii) any date on which our manager elects to terminate the offering for a particular series in its sole discretion, such date not to exceed the date which is 18 months from the date such offering circular or amendment thereof, as applicable, is qualified by the Commission.
The interests are being offered by subscription only in the U.S. and to residents of those states in which the offer and sale is not prohibited.  This offering circular does not constitute an offer or sale of interests outside of the U.S.
Those persons who want to invest in our interests must sign a subscription agreement for the particular series of interests, which will contain representations, warranties, covenants, and conditions customary for offerings of this type for limited liability companies. See “—How to Subscribe” below for further details.  Copies of the form of subscription agreement for each series are filed as Exhibit 4.1 and onwards to the offering statement of which this offering circular forms a part.
The interests will be issued in book-entry form without certificates.

Our manager, and not our company, will pay all of the expenses incurred in each offering that are not covered by the Brokerage Fee, Offering Expenses or Acquisition Expenses described below, including fees to legal counsel, but excluding fees for counsel or other advisors to the investors and fees associated with the filing of periodic reports with the Commission and future blue sky filings with state securities departments, as applicable.  Any investor desiring to engage separate legal counsel or other professional advisors in connection with an offering will be responsible for the fees and costs of such separate representation.
Investor Perks
To encourage participation in certain offerings, our company will provide perquisites, or perks, as further described below, to certain investors in such offerings, after a subscription for investment is accepted and after interests are issued to the investor. Our company is of the opinion that these perks do not alter, and are not material to the determination of, the price, value or cost basis of the securities in the applicable offerings. Instead, the perks are promotional items or a “thank you” to investors that help our company achieve its mission. However, it is recommended that prospective investors consult a tax professional to fully understand any tax implications of receiving any perks before investing. None of the proceeds from any offering will be used to fulfill any of the perks described below. Perks are offered with respect to specific offerings and series of interests, and not generally with respect to all offerings, and are only provided to investors that have invested at or above the stated minimum dollar amount to receive a given perk. Fulfillment of a perk will occur within a reasonable amount of time after a subscription for investment is accepted and after interests are issued to the investor.
The table below presents the applicable series of interests to which a perk is offered, a description of the perk, the investment level to receive the stated perk and the approximate cash value of the perk:
Series Name	Perk Description	Investment Amount	Approximate Cash Value(1)
N/A	N/A	N/A	N/A

(1)
The approximate cash value is equal to the price, after tax, paid by our manager to acquire the perk.
Private Drops
Certain offerings may be made available through the Otis Platform to only a limited number of prospective investors (we refer to these as private drops). With respect to these private drops, our manager may increase the minimum subscription by an investor to an amount that it determines in its sole discretion.
Bonus Interest Program
As set forth in the applicable series designation(s) and summarized in the table below, our company may issue additional bonus interests (pursuant to the terms set forth below) in an amount equal to up to 2% of the number of interests offered for each series for which bonus interests are available (which we refer to as the Bonus Interest Program). Neither we nor the Broker will receive any compensation for any bonus interests issued, and any bonus interests issued pursuant to the incentive below have an implied dollar value that is equal to the value of interests of the applicable series being sold in this offering. The incentive described below is available for up to two prospective investors, with respect to one personal account each on the Otis Platform.
If you purchase 10% or more of the interests sold in a given series offering, you will receive additional bonus interests of such series, for no additional consideration, in an amount equal to 1% multiplied by the aggregate number of interests offered with respect to such series. For example, if 50,000 interests of a given series are being offered and you purchase 10% of such interests, you will receive 500 bonus interests, such amount equal to 1% of the number of interests offered for such series. Rounding may result in slight variations in the stated percentages.

No individual account may receive more than 1% of the number of interests offered for a given series (subject to variance for rounding). The Bonus Interest Program is available on a first-come, first-served basis for the applicable series offerings, and the number of additional bonus interests is capped for each applicable series offering. As a result, the Bonus Interest Program may not be available to all investors that otherwise meet the conditions for receiving bonus interests.
The table below presents the applicable series of interests to which the Bonus Interest Program applies, the maximum interests offered in each such offering, the maximum bonus interests issuable pursuant to the Bonus Interest Program for each such offering and the value of each bonus interest:
Series Name	Maximum Interests	Maximum Bonus Interests	Value Per Bonus Interest
N/A	N/A	N/A	N/A

Investor Suitability Standards
Our interests are being offered and sold only to “qualified purchasers” (as defined in Regulation A under the Securities Act). “Qualified purchasers” include: (i) “accredited investors” under Rule 501(a) of Regulation D and (ii) all other investors so long as their investment in any series of interests of our company (in connection with any series offered under Regulation A) does not represent more than 10% of the greater of their annual income or net worth (for natural persons), or 10% of the greater of annual revenue or net assets at fiscal year-end (for non-natural persons). We reserve the right to reject any investor’s subscription in whole or in part for any reason, including if we determine in our sole and absolute discretion that such investor is not a “qualified purchaser” for purposes of Regulation A.
For an individual potential investor to be an “accredited investor” for purposes of satisfying one of the tests in the “qualified purchaser” definition, the investor must be a natural person who has:
1.
an individual net worth, or joint net worth with the person’s spouse, that exceeds $1,000,000 at the time of the purchase, excluding the value of the primary residence of such person and the mortgage on that primary residence (to the extent not underwater), but including the amount of debt that exceeds the value of that residence and including any increase in debt on that residence within the prior 60 days, other than as a result of the acquisition of that primary residence; or
2.
earned income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year.
If the investor is not a natural person, different standards apply. See Rule 501 of Regulation D for more details. For purposes of determining whether a potential investor is a “qualified purchaser,” annual income and net worth should be calculated as provided in the “accredited investor” definition under Rule 501 of Regulation D. In particular, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles.
Our interests will not be offered or sold to prospective investors subject to ERISA.
If you live outside the United States, it is your responsibility to fully observe the laws of any relevant territory or jurisdiction outside the United States in connection with any purchase, including obtaining required governmental or other consent and observing any other required legal or other formalities.
Our manager and the Broker, in its capacity as broker of record for each offering, will be permitted to make a determination that the subscribers of our interests in any offering are qualified purchasers in reliance on the information and representations provided by the subscriber regarding the subscriber’s financial situation. Before making any representation that your investment does not exceed applicable federal thresholds, we encourage you to review Rule 251(d)(2)(i)(C) of Regulation A.  For general information on investing, we encourage you to refer to http://www.investor.gov.

An investment in our interests may involve significant risks.  Only investors who can bear the economic risk of the investment for an indefinite period of time and the loss of their entire investment should invest in our interests.  See “Risk Factors.”
Minimum and Maximum Investment
The minimum subscription by an investor is one (1) interest and the maximum subscription by any investor is for interests representing 20% of the total interests of a particular series, although such minimum and maximum thresholds may be waived or modified by our manager in its sole discretion. See “Plan of Distribution and Selling Securityholders” for additional information.
Broker
Dalmore Group, LLC is acting as our executing broker in connection with the sale of our interests pursuant to a Broker-Dealer Agreement. Pursuant to the agreement, the Broker’s role in the offering is limited to serving as the broker of record, including processing transactions of potential investors and providing investor qualification recommendations (e.g., “Know Your Customer” and anti-money-laundering checks) and coordinating with third-party providers to ensure adequate review and compliance. The Broker will have access to the subscription information provided by investors and will serve as broker of record for each offering by processing transactions by investors through the platform technology. The Broker will not solicit any investors on our behalf, act as underwriter or provide investment advice or investment recommendations to any investor.
The Broker is a broker-dealer registered with the Commission and a member of FINRA and SIPC and will be registered in each state where each offering and sale of interests will occur, prior to the launch of each offering. The Broker will receive the Brokerage Fee but will not purchase any interests and, therefore, will not be eligible to receive any discounts, commissions or any underwriting or finder’s fees in connection with any offering.
We agreed to indemnify the Broker and each of its affiliates and their respective representatives and agents for any loss, liability, judgment, arbitration award, settlement, damage or cost (which we refer to as losses) incurred in any third-party suit, action, claim or demand (which we refer to, collectively, as a proceeding) arising out of our breach of any provision of the Broker-Dealer Agreement, our wrongful acts or omissions or this offering to the extent not based upon a breach of the agreement by the Broker and/or the wrongful acts or omissions of the Broker or the Broker’s failure to comply with any applicable federal, state or local laws, regulators or codes in the performance of its obligations under the agreement. The Broker agreed to indemnify us and each of our affiliates and their and our representatives and agents from any losses arising out of any proceeding arising out of the Broker’s breach of the agreement or the wrongful acts or omissions of the Broker or the Broker’s failure to comply with any applicable federal, state or local laws, regulators or codes in the performance of its obligations under the agreement.
The Broker-Dealer Agreement has a 12-month term beginning September 3, 2020 and will renew automatically for successive 12-months terms unless either party provides notice of non-renewal at least 60 days prior to the expiration of the then-current term. Additionally, the agreement may be terminated by either party for breach, misrepresentation, failure to comply with legal requirements or insolvency.
Additionally, we engaged the Broker to execute secondary transactions on the PPEX ATS pursuant to a Secondary Market Transactions Engagement Letter. Pursuant to the agreement, the Broker’s role in the offering is limited to acting as agent on behalf of participants in the Liquidity Platform to review, approve and execute transactions on the PPEX ATS, and providing services related thereto. The Broker will not underwrite or purchase securities. We agreed to indemnify the Broker and each of its affiliates and their respective representatives and agents for any losses incurred in any proceeding arising out of their engagement or any matter referred to in the Secondary Market Transactions Engagement Letter, except to the extent caused by the gross negligence or willful misconduct of the indemnified party, and to reimburse any such person for legal and other expenses incurred in connection with any such proceeding. Additionally, we agreed to binding arbitration. The agreement may be terminated by either party on 30 days’ prior written notice.

ATS
North Capital Private Securities is providing access to the PPEX ATS for facilitation of secondary transactions on the Liquidity Platform pursuant to a PPEX ATS Company Agreement. Pursuant to the agreement, North Capital Private Securities’ role is limited to providing access to the PPEX ATS to facilitate unregistered resale transactions of securities. North Capital Private Securities is not providing any advice (including, without limitation, any business, investment, solicitation, legal, accounting, regulatory, tax or other advice) in connection with the engagement or its provision of services.
North Capital Private Securities is a broker-dealer registered with the Commission and a member of FINRA and SIPC and operates the PPEX ATS, an ATS registered with the Commission and FINRA on Form ATS.
The PPEX ATS Company Agreement may be terminated by either party on 90 days’ prior written notice. North Capital Private Securities may terminate or suspend access to the PPEX ATS or terminate the agreement immediately for breach, upon the occurrence of any event that could prevent North Capital Private Securities from operating the PPEX ATS or if North Capital Private Securities determines that the security or normal operation of the PPEX ATS has been compromised and cannot be promptly cured, and may also terminate or suspend access to the PPEX ATS if directed to do so by a governmental, judicial or regulatory authority or self-regulatory organization. Additionally, we agreed to binding arbitration.
Escrow Agent
The Escrow Agent is North Capital Private Securities Corporation, who has been appointed as escrow agent for each offering pursuant to escrow agreements among the Broker, the Escrow Agent, our manager and each series. Copies of the escrow agreements for each series are filed starting with Exhibit 8.1 and onwards to the offering statement of which this offering circular forms a part.
Each series will generally be responsible for fees due to the Escrow Agent, which are categorized as part of the Offering Expenses described in “—Fees and Expenses” below; however, our manager has agreed to pay and not be reimbursed for fees due to the Escrow Agent.
We agreed to indemnify the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys’ fees, costs and expenses) in any third-party claim arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of the escrow agreements or any transactions contemplated therein; provided, however, that no person shall have the right to be indemnified for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such person.
Fees and Expenses
See “Use of Proceeds to Issuer” for a description of the specific expenses for each offering.
Brokerage Fee
As compensation for providing the services described in the Broker-Dealer Agreement to us in connection with each offering, the Broker will receive a brokerage fee equal to 1% of the amount raised through each offering (which we refer to as the Brokerage Fee).
Each series of interests will be responsible for paying the Brokerage Fee to the Broker from the proceeds of the sale of interests in each such series. The Brokerage Fee will be payable immediately upon the closing of each offering.

In addition thereto, our manager will pay the Broker (a) a fee of $1,000 per amendment to this offering circular and (b) a one-time consulting fee of $20,000 for the provision of ongoing general consulting services related to this offering (such as coordination with third-party vendors and providing general guidance), due and payable following the issuance by FINRA of a no-objection letter. Further, in connection with the execution of the Broker-Dealer Agreement, our manager paid the Broker a one-time advance payment of $5,000 for out-of-pocket expenses anticipated to be incurred by the Broker, such as costs related to preparing the FINRA filing, due diligence expenses, working with counsel to our manager and our company and other services necessary and required prior to the approval of this offering. Our manager will not be reimbursed for payment of any such fees or expenses.
In connection with the Liquidity Platform, the Broker receives a commission of 2% of the gross proceeds (1% from the buyer and 1% from the seller involved in a transaction) from sales of interests on the Liquidity Platform. Our manager may elect to pay these fees. North Capital Private Securities, as operator of the PPEX ATS, receives (a) an initial subscription fee of $12,000 for the first two years, and (b) thereafter a subscription fee of $10,000 per year for an annual subscription or $6,000 per six months for a six-month subscription. Further, North Capital Private Securities will be reimbursed for any out-of-pocket expenses incurred in connection with due diligence, including, without limitation, bad actor and background checks and reasonable counsel fees. Our manager will not be reimbursed for payment of any such subscription fees or expenses.
In addition to the foregoing, our manager pays North Capital Investment Technology, the parent company of North Capital Private Securities, a monthly administrative fee of $500 for technology tools to facilitate our company’s offerings of the interests. This fee is capped at $6,000 for the offerings in the aggregate, regardless of the number of series. For the avoidance of doubt, this monthly administrative fee with respect to our company will be paid by our manager to North Capital Investment Technology for a twelve-month period and no further. Our manager will also pay North Capital Investment Technology a one-time installation and setup fee of $2,500.
North Capital Private Securities previously acted as our executing broker in connection with each offering and, as compensation for providing related services to us in connection with each offering, has received or will receive a brokerage fee equal to 1% of the amount raised through each offering (which we refer to as the NCPS Brokerage Fee). As of September 16, 2020, our company has (a) sold the maximum number of interests in the Closed Drops and closed each such offering; (b) received subscriptions for the maximum number of interests in the Fully Subscribed Drops but the initial closings have not yet taken place; and (c) received subscriptions for received subscriptions for 883 Series Gallery Drop 013 Interests, 267 Series Gallery Drop 025 Interests, 1,360 Series Gallery Drop 031 Interests, 48 Series Gallery Drop 033 Interests, 1,776 Series Gallery Drop 035 Interests, 3,881 Series Gallery Drop 036 Interests and 405 Series Gallery Drop 037 Interests. North Capital Private Securities (x) was paid $12,259 in NCPS Brokerage Fees in the aggregate by the Closed Drops, (y) will be paid $6,110 in NCPS Brokerage Fees in the aggregate by the Fully Subscribed Drops and (z) will be paid $1,755 in NCPS Brokerage Fees by the Open Drops. North Capital Private Securities did not receive any fees or commissions on funds raised from the sale of interests to our manager, its affiliates or the asset sellers; and shall receive no commissions with respect to further series.
Offering Expenses
Each series of interests will generally be responsible for certain fees, costs and expenses incurred in connection with the offering of the interests associated with that series (which we collectively refer to as the Offering Expenses). Offering Expenses consist of legal, accounting, escrow, underwriting, filing and compliance costs, as applicable, related to a specific offering (and excludes ongoing costs described in Operating Expenses). This arrangement is noted under the Offering Expenses category under “Use of Proceeds to Issuer” below. Offering Expenses for our offering of Series #KW Interests also included a fee of $10,000 for accountable due diligence expenses that we paid to the Broker.
Acquisition Expenses

Each series of interests will be responsible for any and all fees, costs and expenses incurred in connection with the evaluation, discovery, investigation, development and acquisition of the underlying asset related to such series incurred prior to the closing, including brokerage and sales fees and commissions (but excluding the Brokerage Fee), appraisal fees, research fees, transfer taxes, third-party industry and due diligence experts, storage fees, insurance fees, bank fees and interest (if the underlying asset was acquired using debt prior to completion of an offering), auction house fees, travel and lodging for inspection purposes, transportation costs to transfer the underlying asset from the asset seller’s possession to the storage facility or to locations for creation of photography and videography materials (including any insurance required in connection with such transportation), photography and videography expenses in order to prepare the profile for the underlying asset on the Otis Platform (which we collectively refer to as Acquisition Expenses). The Acquisition Expenses will be payable from the proceeds of each offering. See “Use of Proceeds to Issuer” for a description of the Acquisition Expenses for each offering.
Sourcing Fee
Our asset manager will be paid a fee as compensation for sourcing each underlying asset (which we refer to as the Sourcing Fee) in an amount equal to up to 10% of the gross offering proceeds of each offering; provided that the Sourcing Fee may be waived by our asset manager.
Additional Information Regarding this Offering Circular
We have not authorized anyone to provide you with information other than as set forth in this offering circular.  Except as otherwise indicated, all information contained in this offering circular is given as of the date of this offering circular.  Neither the delivery of this offering circular nor any sale made hereunder shall under any circumstances create any implication that there has been no change in our affairs since the date hereof.
From time to time, we may provide an “offering circular supplement” that may add, update or change information contained in this offering circular.  Any statement that we make in this offering circular will be modified or superseded by any inconsistent statement made by us in a subsequent offering circular supplement.  The offering statement we filed with the Commission includes exhibits that provide more detailed descriptions of the matters discussed in this offering circular. You should read this offering circular and the related exhibits filed with the Commission and any offering circular supplement together with additional information contained in our annual reports, semiannual reports and other reports and information statements that we will file periodically with the Commission.
The offering statement and all supplements and reports that we have filed or will file in the future can be read on the Commission website at www.sec.gov or in the legal section on the Otis Platform.  The contents of the Otis Platform (other than the offering statement, this offering circular and the appendices and exhibits thereto) are not incorporated by reference in or otherwise a part of this offering circular.
How to Subscribe
Potential investors who are “qualified purchasers” may subscribe to purchase our interests.  Any potential investor wishing to acquire our interests must:
1.
Carefully read this offering circular, and any current supplement, as well as any documents described in the offering circular and attached as exhibits to the offering statement of which this offering circular forms a part or which you have requested. Consult with your tax, legal and financial advisors to determine whether an investment in our interests is suitable for you.
2.
Review the subscription agreement (including the “Investor Qualification and Attestation” attached thereto), which was pre-populated following your completion of certain questions on the Otis Platform application, and if the responses remain accurate and correct, sign the completed subscription agreement using electronic signature.  Except as otherwise required by law, subscriptions may not be withdrawn or cancelled by subscribers.

3.
Once the completed subscription agreement is signed, you will be instructed to transfer funds in an amount equal to the purchase price for interests you have applied to subscribe for (as set out on the front page of your subscription agreement) by ACH into the escrow account.  The Escrow Agent will hold such subscription monies in escrow until such time as your subscription agreement is either accepted or rejected by our manager and, if accepted, such further time until you are issued the interests.
4.
Our manager and the Broker will review the subscription documentation completed and signed by you. You may be asked to provide additional information. Our manager will contact you directly if required.  We reserve the right to reject any subscriptions, in whole or in part, for any or no reason, and to withdraw any offering at any time prior to closing.
5.
Once the review is complete, our manager will inform you whether or not your application to subscribe for the interests is approved or denied and, if approved, the number of interests you are entitled to subscribe for. If your subscription is rejected in whole or in part, then your subscription payment(s) (being the entire amount if your application is rejected in whole or the payments associated with those subscriptions rejected in part) will be refunded promptly, without interest or deduction. Our manager accepts subscriptions on a first-come, first-served basis subject to the right to reject or reduce subscriptions.
6.
If all or a part of your subscription is approved, then the number of interests you are entitled to subscribe for will be issued to you upon the closing. Simultaneously with the issuance of the interests, the subscription monies held by the Escrow Agent in escrow on your behalf will be transferred to the account of the applicable series as consideration for such interests.
By executing the subscription agreement, you agree to be bound by the terms of the subscription agreement and operating agreement. Our company, our manager and the Broker will rely on the information you provide in the subscription agreement, including the “Investor Qualification and Attestation” attached thereto and the supplemental information you provide in order for our manager and the Broker to verify your status as a “qualified purchaser.” If any information about your “qualified purchaser” status changes prior to you being issued the interests, please notify our manager immediately using the contact details set out in the subscription agreement.
For further information on the subscription process, please contact our manager using the contact details set out in the “Where You Can Find Additional Information” section.
The subscription funds advanced by prospective investors as part of the subscription process will be held in a non-interest-bearing account with the Escrow Agent and will not be commingled with any series’ operating account, until if and when there is a closing with respect to that investor. When the Escrow Agent has received instructions from our manager that an offering will close and the investor’s subscription is to be accepted (either in whole or part), then the Escrow Agent shall disburse such investor’s subscription proceeds in its possession to the account of the applicable series.  If an offering is terminated without a closing, or if a prospective investor’s subscription is not accepted or is cut back due to oversubscription or otherwise, such amounts placed into escrow by prospective investors will be returned promptly to them, without interest or deductions.  Any costs and expenses associated with a terminated offering will be borne by our manager.
No Refunds
Except in the case of an offering being terminated without a closing, or a prospective investor’s subscription not being accepted or being cut back due to oversubscription or otherwise, there will be no refunds.

USE OF PROCEEDS TO ISSUER
The allocation of the net proceeds of each offering set forth below represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues, if any, and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. Our manager reserves the right to modify the use of proceeds based on the factors set forth below.  Neither our company nor any series are expected to keep any of the proceeds from any offering. In the event that less than the maximum number of interests are sold in connection with any offering, our manager may pay, and not seek reimbursement for, the Brokerage Fee and Acquisition Expenses.

Series Gallery Drop 116

We estimate that the gross proceeds of the offering of Series Gallery Drop 116 Interests (including from Series Gallery Drop 116 Interests acquired by our manager) will be approximately $236,800 assuming the full amount of the offering is sold, and will be used in the following order of priority of payment:

Uses		Dollar Amount	Percentage of Gross Cash Proceeds
Brokerage Fee		$2,368	1.00%
Cash Portion of the Asset Cost⁽¹⁾		$225,000	95.02%
Acquisition and	Storage	$473	0.20%
Operating Expenses⁽²⁾	Shipping & Transportation	$0	0.00%
	Insurance	$395	0.17%
	Estimated Interest on Note⁽³⁾	$0	0.00%
Sourcing Fee⁽⁴⁾		$8,464	3.57%
Offering Expenses⁽⁵⁾		$0	0.00%
Total Fees & Expenses		$11,700	4.94%
Working Capital Reserves⁽⁶⁾		$100	0.04%
Total Proceeds		$236,800	100.00%

(1)  Our manager acquired the Series Gallery Drop 116 Asset for a total cost of $225,000. On September 15, 2021, we acquired the Series Gallery Drop 116 Asset from our manager in exchange for the note described below. In the case of the Series Gallery Drop 116 Asset, the asset seller is not an affiliate of our company, our manager or any of their respective officers or directors.
(2)  To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.
(3)  The promissory note does not bear interest.
(4)  Our asset manager will be paid a Sourcing Fee as compensation for sourcing the Series Gallery Drop 116 Asset in an amount equal to 3.57% of the gross offering proceeds.
(5)  Our manager has assumed and will not be reimbursed for Offering Expenses in connection with the offering of Series Gallery Drop 116 Interests.

(6)  Represents cash reserves that will be maintained in an operating account to cover unanticipated Operating Expense that may arise during the holding period, or to be used for other general corporate or working capital purposes.
On September 15, 2021, we acquired the Series Gallery Drop 116 Asset from our manager in exchange for a note in the original principal amount of $225,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. Full documentation of the note is included in Exhibit 6.343 to the offering statement of which this offering circular forms a part.
Upon the closing of the offering, proceeds from the sale of the Series Gallery Drop 116 Interests will be distributed to the account of Series Gallery Drop 116. Upon final closing of the offering, Series Gallery Drop 116 will then pay back the note made to acquire the Series Gallery Drop 116 Asset.

THE UNDERLYING ASSETS
The discussions contained in this offering circular relating to the underlying assets; their related artists, designers and/or makers; and their related industries are taken from third-party sources that we believe to be reliable, and we believe that the information from such sources contained herein is reasonable, and that the factual information is fair and accurate.
Insurance
We are working with insurance broker, DeWitt Stern, and our carrier is Aspen American Insurance Company. We insure all assets both during transport and during storage.
Storage
Our manager currently leases space in purpose-built, secure, temperature-controlled storage facilities in New York and Oregon for the purposes of storing the underlying assets in a highly controlled environment, other than when it is being utilized for marketing or similar purposes.
Depreciation
We treat art and collectible assets as collectibles, and therefore, we will not depreciate or amortize the underlying assets going forward. We may depreciate or amortize any hardware or other equipment used in connection with the display or maintenance of the underlying assets.
The Series Gallery Drop 116 Asset
Summary Overview
Series Gallery Drop 116 has purchased a PSA GEM-MT 10-graded 1999 Pokémon 1st Edition Shadowless Holo Charizard trading card (which we refer to as the Series Gallery Drop 116 Asset).
●    The Card: The Series Gallery Drop 116 Asset trading card comes from the first print run (first edition) of English cards produced for the 1999 Pokémon trading card game. In 2020, interest in vintage Pokémon cards surged, and the 1999 1st Edition Shadowless Holo Charizard trading card is the one that led the charge. It features a holographic film that, an added rarity of the card.
●    Scarcity: Only 122 1999 1st Edition Shadowless Holo Charizard trading cards have been graded as a PSA GEM-MT 10, the highest available grade in the PSA grading system.
●    Cultural Significance: Today, Pokémon is the highest grossing media franchise in history, having grossed in excess of $92B, ahead of such cultural giants as Marvel, Harry Potter and Star Wars. The original video game series is the second best-selling video game franchise (behind Mario) with more than 368M copies sold and 1B mobile downloads. With new-age iterations of the game, Pokémon continues to attract new fans thereby cementing its iconic status in culture.
●    Recent Comparable Sales: As of September 2021, the most recent comparable sales of a PSA GEM-MT 10-graded 1999 Pokémon 1st Edition Shadowless Holo Charizard trading card are for $264,000 in July 2021, $240,000 in May 2021 and $350,000 in April 2021.
Specifications
Card	Pokémon 1st Edition Shadowless Holo Charizard
Production Year	1999
PSA Grade	GEM-MT 10
Purchased From	Private Collector

Purchased For	$225,000
Year Purchased	2021

The Card
When the surge in interest for vintage Pokémon cards began, the 1999 1st Edition Shadowless Holo Charizard trading card led the charge. Charizard is the final evolution of Charmander, one of the three original starter Pokémon, and the iconic face of the world’s most valuable media franchise.
Market Assessment
With the advent of nostalgia collecting, trading cards hold a special place in the position of many people’s hearts. Through built-in scarcity and a throwback to childhood collecting, the market has grown thanks to the liquidity that online marketplaces provide. The Pokémon franchise has had a global appeal over the last 25+ years, which creates a large and global market for buying and selling Pokémon cards. The category gained momentum in 2020, with the 1999 1st Edition Shadowless Holo Charizard trading card breaking record prices multiple times and catching the attention of mainstream media and collectors.
Condition Report
The Series Gallery Drop 116 Asset is a GEM-MT 10 Professional Sports Authenticator (PSA) graded trading card. GEM-MT 10 is the highest available grade in the PSA grading system. There are 122 GEM-MT 10-graded 1999 Pokémon 1st Edition Shadowless Holo Charizard cards in circulation. The card is in virtually perfect condition according to PSA and preserved in a plastic PSA holder with tamper-evident seal.
Ownership and Pricing History
The Series Gallery Drop 116 Asset was purchased from a private collector. The prior specific ownership and pricing history of the card constituting the Series Gallery Drop 116 Asset is unknown.

DESCRIPTION OF BUSINESS
Overview
We believe that alternative assets have been a cornerstone of wealth accumulation. However, barriers are high and quality access has been limited to a tiny fraction of our global economy. We believe that those who do have access to top quality alternative investments are faced with a lack of transparency, operational overhead, and high minimums and fees from established gatekeepers. The costs for investing in this asset class are high and transaction volumes are low with few options for liquidity, resulting in longer holding periods. As a result, the opportunity to build wealth remains inaccessible.
The Otis Platform is our proposed solution to this problem.  We plan to create a marketplace for investment-grade art and collectibles and to expand our asset classes into other alternative asset classes such as real estate, wine, precious metals, and culture (movies, music royalties, etc.), through one or more affiliated issuers. Our goal is to unlock every type of alternative asset and give investors true uncorrelated, diversification.
We plan to target the acquisition of underlying assets ranging in price anywhere from $25,000 to $50,000,000. Some assets may also be below this range. Our mission is to democratize wealth accumulation by providing access, liquidity and transparency.
Market Opportunity
We believe the overall macroeconomic environment remains favorable for high performing alternative asset classes, including art and collectibles. Interest rates are expected to remain moderate (albeit rising) across most developed economies, and returns in traditional asset classes such as stocks and investment-grade bonds may remain volatile. In addition to the increased transparency generally across alternative asset classes, we believe that these factors will support the trend for investors to seek returns in alternative assets, which will continue to make these a more permanent component of investment strategies broadly.
Art
According to The Art Market Report 2019 by Art Basel and UBS, the size of the global art market in 2019 was roughly $64.1 billion, down 5% year-on-year.  Additionally, the 2020 Knight Frank Wealth Report noted that art as a category appreciated 59% in the last 12 months, and 141% in the last 10 years. Despite its size, the art market is complex and often misunderstood due to its opaque nature. Unlike traditional asset classes such as equities or fixed income, there is a lack of transparency due to limited publicly available data. The market is made and largely executed through private transactions, making it difficult for outsiders to gain insight. We believe there is an opportunity to use our platform to make the market more liquid and transparent for investors of all means and backgrounds. We expect the art market to grow and present unique opportunities moving forward as a result of demand stemming from investors looking for an uncorrelated alternative asset class, an increase in global wealth and the shifting tastes of millennial art collectors.
Additionally, we believe that there is an opportunity to capture the shifting tastes of millennial art collectors. The 2018 U.S. Trust Insights on Wealth and Worth survey on wealthy households found that millennials are the fastest growing segment of art collectors, up 8% year-over-year and comprising 36% of total respondents. What makes this generation of collectors different is that they are driven by the role art collecting plays in leveraging future wealth (33% versus 16% of all collectors) and as an asset that can be sold for a quick profit (35% versus 13%). The study also showed the biggest uptick in online art buying among millennials, up 9% to 78%. This is compared to men (42%) and women (36%) who purchased art online in 2018. We believe we are well positioned to benefit from these shifts in millennial collecting.
According to The Contemporary Art Market Report 2019 by Artprice, global auction turnover reached $1.89 billion (doubling in the last 10 years), the volume of transactions grew by 6.8% with 71,400 lots sold, the global unsold rate remained stable at 39% and the price index of contemporary art increased by 22%.
Sneakers

According to a recent research report by Cowen Equity Research, the U.S. sneaker market is currently valued at $21.2 billion, and the overall global sneaker market is nearing $100 billion.  Sneaker resale is now estimated to be a $2 billion market, according to Cowen & Co estimates. It is projected to triple over the next several years, reaching more than $6 billion by 2025.
A few causes can be attributed to the global popularization of the sneaker resale market. Most notably, brands generate artificial scarcity by keeping supply far below demand through limited edition drops. This hype has been boosted by celebrity-driven endorsement culture and more collaborations with celebrities, artists, high fashion designers and tastemakers to produce limited edition sneakers to the public. A select few examples of collaborations between shoe companies and tastemakers include Jordan 4 Retro KAWS Black, “The Ten” by Virgil Abloh’s Off-White, Travis Scott x Air Jordan 4 Cactus Jack, adidas x Pharrell Williams blue Human Body NMD and countless others. While some of these shoes may retail in the $100-$200 range, they just as easily appear on the secondary market at a 100x multiple. As an example, the Nike Dunk SB Low Staple “NYC Pigeon” originally retailed in Nike stores for $200 and was last sold on StockX for $13,500 on July 9, 2019. This growth in the sneaker market may also be attributed to the rise of streetwear as well as the rise of the “Hypebeast” community in mainstream culture. Strengthened by increased artistic collaborations as well as promotions by influencers and celebrities, the rise of streetwear is further propelled by social media and pop culture. This greater exposure to streetwear and the Hypebeast community through these digital channels has led to increased adoption into the mainstream, especially by an increasingly digitally native consumer. With the rise of streetwear and Hypebeast culture, the “sneakerhead” community has grown immensely, growing the #sneakerhead hashtag to over 17 million posts on Instagram.
Streetwear and Supreme
Streetwear is a growing market. In a 2018 report, Bain & Company again highlighted streetwear as a growth driver for the luxury sector. And, according to the inaugural Streetwear Impact Report - 001 published by Hypebeast and PwC, over 78% of 3,200 respondents voted for Supreme as the brand that represents streetwear the most. Supreme was followed by Nike, Off-White, Adidas, BAPE and Stussy.  According to the 2019 True Luxury Global Consumer Insights report published by BCG and Altagamma, the top two key trends in the luxury global consumer market were collaborations and buying second-hand. The value of collaborations reached 90% awareness amongst buyers, driven by Millennials and Gen Z-ers, and the top purchased collaboration overall was Supreme x Louis Vuitton.
The Supreme brand caters to youth “Hypebeast” culture, specifically the skate, hip hop and rock cultures. Since its inception, Supreme has morphed from a brick-and-mortar hangout for downtown skate kids to a cult global brand whose eclectic output rivals that of some of the world's most elite fashion brands. The company functions by making limited amounts of product and “drops” them at designated times of the year, generating buzz, hype and exclusivity around the brand. They are perhaps best known for their wide reaching and prolific original collaborations with iconic fashion brands such as Nike SB, Vans, Air Jordan and others. Beyond their retail collaborations, the brand collaborates with a diverse and expansive range of edgy musicians and artists.
Comics
The comic book industry flourished within the pop culture arena of the 1930s due to the popularity of superhero characters such as Superman, Batman and Captain Marvel. Since the 1960s, two publishers have primarily dominated the American comic book industry: Marvel Comics, the publisher of comics featuring Spider-Man, X-Men and Fantastic Four; and DC Comics, which publishes comics featuring Superman, Batman and Wonder Woman. According to a joint report by Comichron and ICv2, the comic book market reached a height of $1.1 billion in 2018, up $80 million from the previous year. Comics are a unique collectibles category because of the large amounts of data available on pricing, quantity and condition of certain vintage comic books. The industry is heavily tracked by databases, including Comics Price Guide, GoCollect and GPAnalysis, all of which provide information on fair market value, scarcity and quality. The increased popularity of online auctioning services like eBay and Heritage Auctions for buying and selling comic books has similarly greatly increased the visibility of actual comic book sale prices, leading to improved price guide accuracy, particularly for online price guides.

As such, we believe the collectible vintage comic book market will grow from its accessibility and transparency. Comic book collectors collect for several possible reasons, including appreciation, nostalgia, financial profit and completion of the collection. Macro trends exist today that may fuel the popularity of comic books. One trend is the steady remakes of Marvel comics, including Black Panther, The Avengers, Captain Marvel and others, into blockbuster movies. Further, The Walt Disney Company’s acquisition of Twenty First Century Fox brings in unique opportunities for Fox characters like X-Men, Deadpool and Fantastic Four to now be absorbed into the Marvel universe, which would further fuel the popularization of traditional comic book characters.
We believe that the opportunity for vintage comic books remains strong and the overall macroeconomic environment remains favorable for high performing alternative asset classes, including art and collectibles. Interest rates are expected to remain moderate (albeit rising) across most developed economies, and returns in traditional asset classes such as stocks and investment-grade bonds may remain volatile. In addition to the increased transparency generally across alternative asset classes, we believe that these factors will support the trend for investors to seek returns in alternative assets, which will continue to make these a more permanent component of investment strategies broadly.
Our Business
An investment in a series represents an investment in that particular series and thus indirectly in the underlying asset related to such series, and does not represent an investment in our company or our manager generally.  We do not anticipate that any series will own any assets other than the assets related to that series described under “The Underlying Assets.”  However, we expect that the operations of our company, including the creation of additional series and their acquisition of additional assets, will benefit investors by enabling each series to benefit from economies of scale.
We anticipate that our core competency will be the identification, acquisition, marketing and management of investment-grade art and other collectibles for the benefit of the investors. The Otis Platform aims to provide:
●
investors with access to alternative assets for investment, portfolio diversification and secondary market liquidity for their interests (although a secondary market does not currently exist and there can be no guarantee that a secondary market will ever develop or that appropriate registrations to permit such secondary trading will ever be obtained);
●
asset sellers with greater market transparency and insights, lower transaction costs, increased liquidity, a seamless and convenient sale process, portfolio diversification and the ability to retain minority equity positions in assets via the retention of equity interests in offerings conducted through the Otis Platform; and
●
all Otis Platform users with a premium, highly curated and engaging experience.
All Otis Platform users and others are provided with opportunities to engage with the art and collectibles in our collection through a diverse set of tangible interactions with assets on the platform and unique collective ownership experiences.
Our objectives are to become the leading marketplace for investing in art, collectibles and other alternative assets; through the Otis Platform, to provide investors with financial returns commensurate with returns in the art, collectibles and other alternative assets industries; to provide experiential and social benefits comparable to those of a world-class collector; and to manage the collection in a manner that provides exemplary care to the assets and offers potential returns for investors.
Our Manager
The operating agreement designates our manager as the managing member of our company.  Our manager will generally not be entitled to vote on matters submitted to the holders of our interests.  Our manager will not have any distribution, redemption, conversion or liquidation rights by virtue of its status as manager.

The operating agreement further provides that our manager, in exercising its rights in its capacity as the managing member, will be entitled to consider only such interests and factors as it desires, including its own interests, and will have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting our company, any series or any of the interest holders and will not be subject to any different standards imposed by the operating agreement, the LLC Act or under any other law, rule or regulation or in equity.  In addition, the operating agreement provides that our manager will not have any duty (including any fiduciary duty) to our company, any series or any of the interest holders.
In the event our manager resigns as managing member of our company, the holders of a majority of all interests of our company may elect a successor managing member.  Holders of interests in each series have the right to remove our manager as manager of our company, by a vote of two-thirds of the holders of all interests in each series (excluding our manager), in the event our manager is found by a non-appealable judgment of a court of competent jurisdiction to have committed fraud in connection with a series or our company. If so convicted, our manager shall call a meeting of all of the holders of interests in every series within 30 calendar days of such non-appealable judgment at which the holders may vote to remove our manager as manager of our company and each series.  If our manager fails to call such a meeting, any interest holder will have the authority to call such a meeting.  In the event of its removal, our manager shall be entitled to receive all amounts that have accrued and are due and payable to it. If the holders vote to terminate and dissolve our company (and therefore each series), the liquidation provisions of the operating agreement shall apply (as described in “Securities Being Offered—Liquidation Rights”). In the event our manager is removed as manager of our company, it shall also immediately cease to be manager of each series.
See “Directors, Executive Officers and Significant Employees” for additional information regarding our manager.
Affiliated Issuers
As previously noted, the Otis Platform may involve one or more affiliated issuers. We acknowledge that the $75 million annual limit for offerings under Rule 251(a)(2) (Tier 2) of Regulation A will be aggregated between any affiliated issuers with substantially similar business plans and have not adopted this structure to avoid such limit. We and our manager do not believe there to be a difference in the assets we are acquiring and holding versus those being acquired and held by an affiliated issuer, Otis Collection LLC (which we refer to as our affiliate), for which our manager is also the manager. The assets being acquired and held by both are as previously described, and, as previously noted, an investment in a series of our company or in a series of our affiliate represents an investment in that particular series and thus indirectly in the underlying asset related to such series and does not represent an investment in our company, our affiliate or our manager generally. See “Risk Factors.” Therefore, we believe there to be no risks or benefits of investing in the different offerings related solely to the existence of affiliated issuers and no material differences between the affiliated issuers.
Advisory Board
Our manager intends to assemble an expert network of advisors with experience in relevant industries to serve on the Advisory Board to assist our manager in identifying and acquiring the art, collectibles and other alternative assets, to assist our asset manager in managing the underlying assets and to advise our manager and certain other matters associated with our business and the various series.
The members of the Advisory Board will not be managers or officers of our company or any series and will not have any fiduciary or other duties to the interest holders of any series.
Operating Expenses
Each series will be responsible for the following costs and expenses attributable to the activities of our company related to such series (we refer to these as Operating Expenses):
●
any and all fees, costs and expenses incurred in connection with the management of our underlying assets, including import taxes, income taxes, storage (including property rental fees should our manager decide to rent a property to store a number of underlying assets), security, valuation, custodial, marketing and utilization of the underlying assets;

●
any and all fees, costs and expenses incurred in connection with the management of our underlying assets, including import taxes, income taxes, storage (including property rental fees should our manager decide to rent a property to store a number of underlying assets), security, valuation, custodial, marketing and utilization of the underlying assets;
●
any and all insurance premiums or expenses, including directors and officer’s insurance of the directors and officers of our manager or asset manager, in connection with the underlying assets;
●
any withholding or transfer taxes imposed on our company or a series or any interest holders as a result of its or their earnings, investments or withdrawals;
●
any governmental fees imposed on the capital of our company or a series or incurred in connection with compliance with applicable regulatory requirements;
●
any legal fees and costs (including settlement costs) arising in connection with any litigation or regulatory investigation instituted against our company, a series or our asset manager in connection with the affairs of our company or a series;
●
the fees and expenses of any administrator, if any, engaged to provide administrative services to our company or a series;
●
all custodial fees, costs and expenses in connection with the holding of an underlying asset;
●
any fees, costs and expenses of a third-party registrar and transfer agent appointed by our managing member in connection with a series;
●
the cost of the audit of the annual financial statements of our company or a series and the preparation of tax returns and circulation of reports to interest holders;
●
any indemnification payments;
●
the fees and expenses of counsel to our company or a series in connection with advice directly relating to its legal affairs;
●
the costs of any other outside appraisers, valuation firms, accountants, attorneys or other experts or consultants engaged by our managing member in connection with the operations of our company or a series; and
●
any similar expenses that may be determined to be Operating Expenses, as determined by our managing member in its reasonable discretion.
Our manager has agreed to pay and not be reimbursed for Operating Expenses incurred prior to the initial closing of each offering. Our manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent (other than for storage of the underlying assets), supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures (excluding utilities expenditures in connection with the storage of the underlying assets).
If the Operating Expenses exceed the amount of revenues generated from an underlying asset and cannot be covered by any Operating Expense reserves on the balance sheet of such underlying asset, our manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the applicable series, on which our manager may impose a reasonable rate of interest, and be entitled to the Operating Expenses Reimbursement Obligation(s), and/or (c) cause additional interests to be issued in the such series in order to cover such additional amounts.
Indemnification of our Manager

The operating agreement provides that neither our manager, nor any current or former directors, officers, employees, partners, shareholders, members, controlling persons, agents or independent contractors of our manager, nor members of the Advisory Board, nor persons acting at the request of our company in certain capacities with respect to other entities will be liable to our company, any series or any interest holders for any act or omission taken by them in connection with the business of our company or any series that has not been determined in a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.
Each series will indemnify these persons out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which they become subject by virtue of serving our company or such series and with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.
Description of the Asset Management Agreement
Each series will appoint our manager to serve as asset manager to manage the underlying assets related to such series pursuant to an asset management agreement. Except as set forth below and any guidance as may be established from time to time by our manager or the Advisory Board, our asset manager will have sole authority and complete discretion over the care, custody, maintenance and management of each underlying asset and to take any action that it deems necessary or desirable in connection therewith.  Our asset manager will be authorized on behalf of each series to, among other things:
●
create the asset maintenance policies for each underlying asset in consultation with the Advisory Board and oversee compliance with such maintenance policies;
●
purchase and maintain insurance coverage for each underlying asset for the benefit of the series related to such asset;
●
engage third-party independent contractors for the care, custody, maintenance and management of each underlying asset;
●
develop standards for the care of each underlying asset while in storage;
●
develop standards for the transportation and care of each underlying asset when outside of storage;
●
reasonably make all determinations regarding the calculation of fees, expenses and other amounts relating to each underlying asset paid by the asset manager;
●
deliver invoices to our manager for the payment of all fees and expenses incurred by the series in connection with the maintenance of its underlying asset and ensure delivery of payments to third parties for any such services; and
●
generally perform any other act necessary to carry out its obligations under the asset management agreement.
Our asset manager will be paid a Sourcing Fee as compensation for sourcing each underlying asset in an amount equal to up to 10% of the gross offering proceeds of each offering; provided that such Sourcing Fee may be waived by our asset manager.
The asset management agreement will terminate on the earlier of: (i) one year after the date on which the relevant underlying assets have been liquidated and the obligations connected to the underlying assets (including contingent obligations) have been terminated, (ii) the removal of our manager as managing member of the series related to such assets, (iii) upon notice by one party to the other party of a party’s material breach of the asset management agreement or (iv) such other date as agreed between the parties to the asset management agreement.

Each series will indemnify our asset manager and its affiliates, and any of their respective directors, members, stockholders, partners, officers, employees or controlling persons, against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which such person may become subject in connection with any matter arising out of or in connection with the asset management agreement, except to the extent that any such losses result solely from the acts or omissions of such person that have been determined in a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to have resulted primarily from such person’s fraud, willful misconduct or gross negligence.
Asset Selection
We will target a broad spectrum of assets to cater to a wide variety of demand. It is our objective to acquire a diverse collection of top tier contemporary art and collectibles sourced directly from living, mid-career artists as well as art collectors. We will pursue investments opportunistically whenever we can leverage our industry-specific knowledge, unique sourcing angle or our relationships to bring compelling investment opportunities to investors. We aim to acquire only the highest of caliber assets and to appropriately maintain, monitor and manage the collection for continued value appreciation and to enable respectful enjoyment and utilization by the investors and potential lessees.
Sourcing. Through our network of artists, galleries, collectors, and our Advisory Board, we will build a pipeline of compelling opportunities in the contemporary art and collectibles market, with the intent of driving returns for investors who own the applicable asset. Our sourcing angle combined with our data-driven approach to the investment process will provide us with opportunities that will help us capture demand in the market for particular assets. Our data-driven approach will help us study and identify the latest trends in the market to find artists and pieces which we believe will resonate with millennial values. We will consider factors such as rarity, significance, historical prices, originality, value, condition, and social trends when deciding whether or not to acquire an asset. We look forward to maintaining an ongoing list of investment opportunities and a database of interesting market trends across the various assets categories that we track.
Due Diligence. We will consider the growth potential, historical significance, ownership history, past valuation of the asset and comparable assets.  Our diligence process will include a review of public auction data, opinions from art advisors in our network, precedent and comparable transactions, among other metrics. The diligence process will be a part of a memo that will be put together for investment review.
Investment Review. We will establish an investment committee (panel of experts, advisors, and independent members) to review the memo and vote to either approve or reject the assets. Regardless of the decision, the committee will draft a summary of their findings for internal record.
Asset Management. Once we acquire the asset, it will be insured and then transported and warehoused in a climate-controlled, highly secure location. During our hold period, we will monitor increases in market value and keep investors apprised any portfolio updates. We expect to loan the asset to museums or other interested parties (e.g., corporate offices/buildings) for fees that will then be distributed to investors.
Our asset selection criteria were established by our manager in consultation with members of our Advisory Board and are continually influenced by investor demand and current industry trends. The criteria are subject to change from time to time in the sole discretion of our manager. Although we cannot guarantee positive investment returns on the assets we acquire, we endeavor to select assets that are projected to generate positive return on investment, primarily based upon the asset’s value appreciation potential. Our manager, along with our Advisory Board, will endeavor to only select assets with known ownership history, certificates of authenticity, pre-purchase inspections, and other related records.  Our manager, along with our Advisory Board, also considers the condition of the assets, historical significance, ownership history and provenance, and the historical valuation of the specific asset or comparable assets.  Our manager, together with the Advisory Board, will review asset selection criteria at least annually. Our manager will seek approval from the Advisory Board for any major deviations from these criteria.

Through our network and Advisory Board, we believe that we will be able to identify and acquire art and other collectibles of the highest quality with the intent of driving returns for investors in the series of interests that owns the applicable asset. Concurrently, through the Otis Platform, we aim to bring together a significantly larger number of potential buyers with asset sellers than traditional auction houses or dealers are able to achieve. Through this process, we believe we can source and syndicate assets more efficiently than the traditional markets and with significantly lower transaction and holding costs.
Asset Acquisition
From time to time, we or our affiliates may elect to acquire a work of art or collectible opportunistically prior to the offering process. In such cases, the proceeds from the associated offering, net of any Brokerage Fee, Offering Expenses or other Acquisition Expenses, will be used to reimburse us for the acquisition of the artwork or collectible or repay any loans made to our company, plus applicable interest, to acquire such artwork or collectible.
In the future, rather than pre-purchasing assets before the closing of an offering, we plan to negotiate with asset sellers for the exclusive right to market, for a period of time a piece of art or collectible on the Otis Platform to investors. We plan to achieve this by pre-negotiating a purchase price (or desired amount of liquidity) and entering into an asset purchase agreement with an asset seller which would close simultaneously upon the closing of the offering of interests in the series associated with that piece of art or collectible. Then, upon closing a successful offering, the asset seller would be compensated with a combination of cash proceeds from the offering and, if elected, equity ownership in the series associated with the piece of art or collectible being sold (as negotiated in the asset purchase agreement for such asset) and title to the asset would be held by, or for the benefit of, the applicable series.
Asset Liquidity
We intend to hold and manage all of the assets marketed on the Otis Platform for an average of three to seven years. Liquidity for investors would be obtained by transferring their interests in a series (although a secondary market does not currently exist and there can be no guarantee that a secondary market for any series of interests will develop or that appropriate registrations to permit secondary trading will ever be obtained). However, should an offer to liquidate an entire asset materialize and be in the best interest of the investors, as determined by our asset manager, our asset manager together with the Advisory Board will consider the merits of such offers on a case-by-case basis and potentially sell the asset. Furthermore, should an asset become obsolete (e.g., lack investor demand for its interests) or suffer from a catastrophic event, our asset manager may choose to sell the asset.  As a result of a sale under any circumstances, our asset manager would distribute the proceeds of such sale (together with any insurance proceeds in the case of a catastrophic event covered under the assets insurance contract) to the interest holders of the applicable series (after payment of any accrued liabilities or debt, including, but not limited to, balances outstanding under any Operating Expenses Reimbursement Obligation, on the asset or of the series at that time).
Liquidity Platform
Overview
Our manager launched an interface on the Otis Platform that enables investors to buy and sell their holdings via the PPEX ATS (which we refer to as the Liquidity Platform). Our company engaged North Capital Private Securities to receive orders to buy and sell from the Liquidity Platform and the Broker to execute trades through the PPEX ATS. Any trades are subject to restrictions under state and federal securities laws, as well as the transfer restrictions included in our operating agreement (see “Securities Being Offered—Transfer Restrictions” below). State securities laws in particular may result in the inability to execute a trade based on, for instance, the location of the buyer or seller, or the number of sales that a seller has undertaken in the prior 12 months.
Liquidity Platform Process

The Liquidity Platform serves as the user interface through which interest holders and prospective secondary purchasers submit orders to buy or sell interests in a series of our company. As such, the Liquidity Platform functions to deliver and display information to investors, the Broker and the PPEX ATS. All activity related to orders, and the execution of purchases or sales of interests on the Liquidity Platform, is originated by the interest holders and prospective secondary purchasers. Neither our company, our manager, the asset manager, nor any affiliated issuer make any recommendations regarding the purchase or sale of interests, have custody of any interests or consideration or receive any compensation from the operations of the Liquidity Platform. Orders are matched by the PPEX ATS and executed on the PPEX ATS by the Broker in accordance with the rules set forth by the PPEX ATS, and once executed, the appropriate information is submitted back to the Liquidity Platform and reflected for each interest holder. The transfer of funds and interests will be accomplished as set forth below. All rules for the Liquidity Platform are set in conjunction with the Broker and North Capital Private Securities within the parameters of the applicable regulatory requirements and the PPEX ATS.
For executed trades, trading participants instruct the transfer agent to transfer shares and the third-party holder of investor funds to transfer funds. The Broker does not itself settle trades.
Role of the Otis Platform
The Otis Platform merely acts as a user interface to facilitate the functionality of the PPEX ATS. All transfers of cash and securities are performed by appropriately licensed third parties, at the direction of investors, upon execution of a trade.
Neither our company, our manager nor the asset manager will receive any compensation for their respective roles in the trading procedures unless and until our manager or one of its affiliates registers as a broker-dealer and/or an ATS.
Secondary Trading by our Manager
Our manager may act as a buyer and seller of interests in any given series through the PPEX ATS. Prior to our manager participating in any secondary purchases or sales through the Liquidity Platform, our manager intends to put in place internal procedures that (1) limit the participation of the manger to the period within 30 days after the filing of any annual report or semiannual report required under Regulation A covering the respective series, and (2) prevent our manager from making any secondary purchases or sales when in possession of material, non-public information.
Employees
Our manager has 20 full-time employees and utilizes independent contractors and advisors to supplement its employee base.  Our company does not have any employees.
Government Regulation
Regulation of the art and collectible industry varies from jurisdiction to jurisdiction and state to state. In any jurisdictions or states in which we operate, we may be required to obtain licenses and permits to conduct business, including dealer and sales licenses, and will be subject to local laws and regulations, including, but not limited to, import and export regulations, laws and regulations involving sales, use, value-added and other indirect taxes.
Claims arising out of actual or alleged violations of law could be asserted against us by individuals or governmental authorities and could expose us or each series of interests to significant damages or other penalties.
Legal Proceedings
None of our company, any series, our manager, our asset manager or any director or executive officer of our manager is presently subject to any material legal proceedings.
Allocations of Expenses

To the extent relevant, Offering Expenses, Acquisition Expenses, Operating Expenses, revenue generated from underlying assets and any indemnification payments made by our company will be allocated amongst the various interests in accordance with our manager’s allocation policy, a copy of which is available to investors upon written request to our manager. The allocation policy requires our manager to allocate items that are allocable to a specific series to be borne by, or distributed to, as applicable, the applicable series. If, however, an item is not allocable to a specific series but to our company in general, it will be allocated pro rata based on the value of underlying assets or the number of interests, as reasonably determined by our manager or as otherwise set forth in the allocation policy. By way of example, as of the date hereof it is anticipated that revenues and expenses will be allocated as follows:
Revenue or Expense Item	Details	Allocation Policy (if revenue or expense is not clearly allocable to a specific underlying asset)
Revenue	Revenue from events and leasing opportunities for the asset	Allocable pro rata to the value of each underlying asset
	Asset sponsorship models	Allocable pro rata to the value of each underlying asset

Offering Expenses	Filing expenses related to submission of regulatory paperwork for a series	Allocable pro rata to the number of underlying assets
	Underwriting expense incurred outside of Brokerage Fee	Allocable pro rata to the number of underlying assets
	Legal expenses related to the submission of regulatory paperwork for a series	Allocable pro rata to the number of underlying assets
	Audit and accounting work related to the regulatory paperwork or a series	Allocable pro rata to the number of underlying assets
	Escrow agent fees for the administration of escrow accounts related to the offering	Allocable pro rata to the number of underlying assets
	Compliance work, including diligence related to the preparation of a series	Allocable pro rata to the number of underlying assets

Acquisition Expense	Transportation of underlying asset as at time of acquisition	Allocable pro rata to the number of underlying assets
	Insurance of underlying asset as at time of acquisition	Allocable pro rata to the value of each underlying asset
	Preparation of marketing materials	Allocable pro rata to the number of underlying assets
	Pre-purchase inspection	Allocable pro rata to the number of underlying assets
	Interest expense in the case an underlying asset was pre-purchased us prior to the closing of an offering through a loan	Allocable directly to the applicable underlying asset
	Storage	Allocable pro rata to the number of underlying assets
	Security (e.g., surveillance and patrols)	Allocable pro rata to the number of underlying assets
	Custodial fees	Allocable pro rata to the number of underlying assets

Operating	Appraisal and valuation fees	Allocable pro rata to the number of underlying assets
Expense	Marketing expenses in connection with any revenue-generating event	Allocable pro rata to the value of each underlying asset
	Insurance	Allocable pro rata to the value of each underlying asset
	Maintenance	Allocable directly to the applicable underlying asset
	Transportation to any revenue-generating event	Allocable pro rata to the number of underlying assets
	Ongoing reporting requirements (e.g., Reg A+ or Exchange Act reporting)	Allocable pro rata to the number of underlying assets

Audit, accounting and bookkeeping related to the reporting requirements of the series	Allocable pro rata to the number of underlying assets
Other revenue-generating event related expenses (e.g., location, catering, facility management, film and photography crew)	Allocable pro rata to the value of each underlying asset

Indemnification Payments	Indemnification payments under the operating agreement	Allocable pro rata to the value of each underlying asset
Notwithstanding the foregoing, our manager may revise and update the allocation policy from time to time in its reasonable discretion without further notice to investors.

DESCRIPTION OF PROPERTY
Our manager currently leases space in purpose-built, secure, temperature-controlled storage facilities in New York and Oregon for the purpose of storing the underlying assets in a highly controlled environment, other than when they are being utilized for marketing or similar purposes. The monthly rent is approximately $1,100 per month at present.
Our manager also currently leases a purpose-built, secure, temperature-controlled gallery space in New York for the purpose of displaying the underlying assets for marketing and similar purposes.
Our manager and asset manager is located at 335 Madison Ave, 4th Floor, New York, NY 10017.
We believe that all our properties have been adequately maintained, are generally in good condition, and are suitable and adequate for our business.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Overview
Since its formation in December 2018, our company has been engaged primarily in acquiring underlying assets from our manager financed through promissory notes issued to our manager and developing the financial, offering and other materials to begin offering interests in various series through the Otis Platform.
Emerging Growth Company
We may elect to become a public reporting company under the Exchange Act. If we elect to do so, we will be required to publicly report on an ongoing basis as an emerging growth company, as defined in the JOBS Act, under the reporting rules set forth under the Exchange Act. For so long as we remain an emerging growth company, we may take advantage of certain exemptions from various reporting requirements that are applicable to other Exchange Act reporting companies that are not emerging growth companies, including, but not limited to:
●
not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act;
●
being permitted to comply with reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements; and
●
being exempt from the requirement to hold a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.
We would expect to take advantage of these reporting exemptions until we are no longer an emerging growth company. We would remain an emerging growth company for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion; (ii) the date that we become a large accelerated filer as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common shares that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter; or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period.
Impact of Coronavirus Pandemic
In December 2019, a novel strain of coronavirus, referred to as COVID-19, was reported in Wuhan, China. COVID-19 has since spread to other countries, including the United States, and was declared a pandemic by the World Health Organization. Efforts to contain the spread of COVID-19 have intensified, and most states and localities in the United States and countries in Europe and Asia have implemented severe travel and social restrictions, including social distancing, “shelter-in-place” orders and restrictions on the types of businesses that may continue to operate. The impacts of the outbreak are unknown and rapidly evolving. Our principal office in New York State is closed, and we currently have limited access to our storage facility.

Our manager has taken steps to take care of its employees, including providing the ability for employees to work remotely. Our manager has also taken precautions with regard to employee, facility and office hygiene and implemented significant travel restrictions. Our manager is also assessing business continuity plans for all business units, including ours, in the context of COVID-19. This is a rapidly evolving situation, and our manager will continue to monitor and mitigate developments affecting its workforce. Our manager has reviewed and will continue to carefully review all rules, regulations and orders and will respond accordingly.
The continued spread of COVID-19 has also led to severe disruption and volatility in the global financial markets, which could increase our cost of capital and adversely affect our liquidity and ability to access capital markets in the future. The continued spread of COVID-19 has caused an economic slowdown and may cause a recession or other unpredictable events, each of which could adversely affect our business, results of operations or financial condition. The pandemic has had, and could have a significantly greater, material adverse effect on the United States economy as a whole and in our industry in particular.
If the spread of COVID-19 cannot be slowed and, ideally, contained, our business operations could be further delayed or interrupted. We expect that government and health authorities will announce new, or extend existing, restrictions, which could require us to make further adjustments to our operations in order to comply with any such restrictions. Our manager may also experience limitations in employee resources. In addition, our operations could be disrupted if any employee of our manager is suspected of having the virus, which could require quarantine of any such employees. The duration of any business disruption cannot be reasonably estimated at this time but may materially affect our ability to operate our business and result in additional costs.
The extent to which COVID-19 may impact our results will depend on future developments, which are highly uncertain and cannot be predicted as of the date of this offering circular, including new information that may emerge concerning the severity of the pandemic and steps taken to contain the pandemic or treat its impact, among others. Nevertheless, the pandemic; the current financial, economic and capital markets environment; and future developments in the global supply chain and other areas present material uncertainty and risk with respect to our performance, financial condition, results of operations and cash flows.
Further, the COVID-19 outbreak has caused unprecedented levels of global uncertainty and may impact the value of art and other collectables. We expect the COVID-19 outbreak will result in low transaction volume until confidence in the global economy is restored. The extent and duration of this disruption cannot be accurately estimated, and the art and collectibles industry may take a significant amount of time to recover. Although we intend to hold and manage all of the assets marketed on the Otis Platform for an average of three to seven years, the COVID-19 outbreak and resulting economic uncertainty may impact the value of the underlying assets, and consequently the value of the interests.
Results of Operations
The following discussion and analysis of our financial condition and results of operation should be read in conjunction with our financial statements and the related notes included in this offering circular. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward-looking statements.
The interim financial statements included in this filing are unaudited, and may not include year-end adjustments necessary to make those financial statements comparable to audited results, although in the opinion of management all adjustments necessary to make the interim financial statements not misleading have been included.
Revenues
Revenues are generated at the series level and are derived from the sale of each underlying asset in the associated series. For the six-month periods ended June 30, 2021 and 2020, no series generated any revenues. As of December 31, 2020, Series Gallery Drop 025 generated $6,000 in revenues on sale of the Series Gallery Drop 025 asset, as compared to no series having generated revenues for the year ended December 31, 2019.

We also intend to develop revenue-generating events (as described in “Description of Business—Our Business”), allowing investors to enjoy the collection of art and collectibles acquired by us through events, museums and other programs, which we anticipate will enable the underlying assets to generate revenue for the applicable series to distribute dividends on a semiannual basis at the discretion of our manager. See “Description of Business—Operating Expenses” for additional information regarding the payment of Operating Expenses.
Operating Expenses
The Operating Expenses incurred prior to the closing of an offering related to any of the underlying assets are being paid by our manager and recognized by our company as capital contributions and will not be reimbursed by the series. Each series will be responsible for its own Operating Expenses, such as storage, insurance or maintenance, beginning on the closing date of the offering for such series’ interests. Sourcing fees, which are treated as Operating Expenses, are paid to our manager as compensation for sourcing each underlying asset from the gross proceeds of the offering of each series’ interests.
For the six months ended June 30, 2021, we incurred $198,116 in Operating Expenses, as compared to $43,868 for the period ended June 30, 2020. For the year ended December 31, 2020, we incurred $107,296 in operating expenses, as compared to $11,143 for the year ended December 31, 2019. The following table summarizes the Operating Expenses by category for the six months ended June 30, 2021 and 2020:
Operating Expense	Six-Month Period Ended June 30, 2021	Six-Month Period Ended June 30, 2020
Organizational costs	$64,040	$25,933
Insurance	$7,493	$1,781
Storage	$17,689	$1,083
Transportation	$4,031	$6,528
Sourcing fees	$104,864	$8,543
TOTALS	$198,116	$43,868

The following table summarizes the Operating Expenses by category for the years ended December 31, 2020 and 2019:
Operating Expense	Year Ended December 31, 2020	Year Ended December 31, 2019
Organizational costs	$40,661	$1,500
Brokerage fees(1)	$-	$2,325
Insurance	$5,443	$86
Storage	$4,850	$163
Transportation	$21,745	$1,180
Sourcing fees	$34,597	$5,889
TOTALS	$107,296	$11,143

(1)
Our company complies with the requirements of the Financial Accounting Standards Board Accounting Standards Codification 340-10-S99-1 with regards to offering costs, which includes brokerage fees. Prior to the completion of an offering, offering costs are capitalized. The deferred offering costs are charged to members’ equity upon the completion of an offering or to expense if the offering is not completed.

At the close of the respective offerings for the series, each individual series became responsible for Operating Expenses. Pre-closing Operating Expenses are incurred on the books of our company, and post-closing Operating Expenses incurred by each series with a closed offering are incurred and recorded on the books of the series. Our manager has agreed to pay and not be reimbursed for Operating Expenses incurred prior to the closing of each offering. The following table summarizes the Operating Expenses, which are composed of legal, accounting, audit, insurance and storage expenses, by our company and series for which the respective offerings had closed for the six months ended June 30, 2021 and 2020:
Series	Six-Month Period Ended June 30, 2021	Six-Month Period Ended June 30, 2020
Otis Gallery LLC	$6,475	$13,410
Series #KW	$2,836	$1,935
Series Drop 002	$1,346	$2,767
Series Drop 003	$1,369	$1,457
Series Drop 004	$1,739	$2,353
Series Drop 005	$1,691	$4,584
Series Drop 008	$685	$4,805
Series Drop 009	$2,954	$-
Series Drop 010	$1,312	$1,609
Series Gallery Drop 011	$1,306	$2,236
Series Gallery Drop 012	$1,978	$-
Series Gallery Drop 013	$4,076	$-
Series Gallery Drop 014	$1,346	$2,829
Series Gallery Drop 015	$1,626	$2,382
Series Gallery Drop 016	$1,286	$1,626
Series Gallery Drop 017	$1,459	$-
Series Gallery Drop 018	$1,241	$-
Series Gallery Drop 019	$1,282	$-
Series Gallery Drop 020	$1,703	$-
Series Gallery Drop 021	$1,325	$-
Series Gallery Drop 022	$1,066	$-
Series Gallery Drop 023	$570	$-
Series Gallery Drop 024	$616	$-
Series Gallery Drop 025(1)	$380	$-
Series Gallery Drop 026	$1,030	$-
Series Gallery Drop 027	$835	$-
Series Gallery Drop 028	$590	$-
Series Gallery Drop 029	$790	$-
Series Gallery Drop 030	$622	$-
Series Gallery Drop 031	$3,177	$-
Series Gallery Drop 032	$502	$-
Series Gallery Drop 033	$2,265	$-
Series Gallery Drop 034	$2,810	$-
Series Gallery Drop 035	$902	$-
Series Gallery Drop 036	$728	$-
Series Gallery Drop 037	$626	$-
Series Gallery Drop 038	$900	$-
Series Gallery Drop 039	$843	$-
Series Gallery Drop 040	$2,375	$-
Series Gallery Drop 041	$513	$-
Series Gallery Drop 042	$539	$-
Series Gallery Drop 043	$3,764	$-
Series Gallery Drop 044	$13,267	$-

Series Gallery Drop 045	$12,134	$-
Series Gallery Drop 046	$2,504	$-
Series Gallery Drop 047	$1,334	$-
Series Gallery Drop 048	$1,604	$-
Series Gallery Drop 049	$8,684	$-
Series Gallery Drop 050	$2,139	$-
Series Gallery Drop 051	$2,074	$-
Series Gallery Drop 052	$1,334	$-
Series Gallery Drop 053	$1,139	$-
Series Gallery Drop 054	$1,244	$-
Series Gallery Drop 055	$2,359	$-
Series Gallery Drop 056	$1,322	$-
Series Gallery Drop 057	$1,154	$-
Series Gallery Drop 058	$1,350	$-
Series Gallery Drop 059	$3,868	$-
Series Gallery Drop 060	$2,523	$-
Series Gallery Drop 061	$1,313	$-
Series Gallery Drop 062	$1,072	$-
Series Gallery Drop 063	$1,323	$-
Series Gallery Drop 064	$1,797	$-
Series Gallery Drop 065	$1,243	$-
Series Gallery Drop 066	$4,237	$-
Series Gallery Drop 067	$3,034	$-
Series Gallery Drop 068	$1,481	$-
Series Gallery Drop 069	$1,936	$-
Series Gallery Drop 070	$1,666	$-
Series Gallery Drop 071	$3,505	$-
Series Gallery Drop 072	$14,919	$-
Series Gallery Drop 073	$2,248	$-
Series Gallery Drop 074	$1,264	$-
Series Gallery Drop 076	$2,761	$-
Series Gallery Drop 077	$1,906	$-
Series Gallery Drop 078	$1,264	$-
Series Gallery Drop 079	$1,284	$-
Series Gallery Drop 080	$1,036	$-
Series Gallery Drop 082	$3,752	$-
Series Gallery Drop 083	$2,320	$-
Series Gallery Drop 086	$4,107	$-
Series Gallery Drop 089	$1,398	$-
Series Gallery Drop 093	$2,225	$-
Series Gallery Drop 095	$2,278	$-
Series Gallery Drop 096	$1,568	$-
Series Gallery Drop 097	$1,638	$-
Series Gallery Drop 098	$907	$-
Series Gallery Drop 100	$1,139	$-
Series Gallery Drop 104	$794	$-
Series Gallery Drop 107	$1,270	$-
TOTALS	$198,256	$43,868

(1)
In connection with the sale of the Series Gallery Drop 025 Asset, our manager assumed all Series Gallery Drop 025 acquisition expenses and offering expenses and waived any and all rights to receive any sourcing fee, accrued but unpaid interest on the promissory note issued in connection with the acquisition of the Series Gallery Drop 025 Asset and the 10% distribution pursuant to Section 7.02 of the operating agreement.
The following table summarizes the Operating Expenses by our company and series for which the respective offerings had closed for the years ended December 31, 2020 and 2019:
Series	Year Ended December 31, 2020	Year Ended December 31, 2019
Otis Gallery LLC	$16,663	$1,400
Series #KW	$1,677	$9,743
Series Drop 002	$2,509	$-
Series Drop 003	$1,203	$-
Series Drop 004	$2,095	$-
Series Drop 005	$4,326	$-
Series Drop 008	$4,547	$-
Series Drop 009	$10,749	$-
Series Drop 010	$1,351	$-
Series Gallery Drop 011	$1,978	$-
Series Gallery Drop 012	$5,103	$-
Series Gallery Drop 014	$2,568	$-
Series Gallery Drop 015	$2,123	$-
Series Gallery Drop 016	$1,369	$-
Series Gallery Drop 017	$3,391	$-
Series Gallery Drop 018	$825	$-
Series Gallery Drop 019	$3,637	$-
Series Gallery Drop 020	$1,285	$-
Series Gallery Drop 021	$1,098	$-
Series Gallery Drop 022	$936	$-
Series Gallery Drop 023	$4,046	$-
Series Gallery Drop 024	$802	$-
Series Gallery Drop 025(1)	$4,279	$-
Series Gallery Drop 026	$3,911	$-
Series Gallery Drop 027	$1,054	$-
Series Gallery Drop 028	$1,456	$-
Series Gallery Drop 029	$1,375	$-
Series Gallery Drop 030	$3,728	$-
Series Gallery Drop 032	$701	$-
Series Gallery Drop 034	$3,476	$-
Series Gallery Drop 035	$1,665	$-
Series Gallery Drop 036	$1,740	$-
Series Gallery Drop 037	$1,497	$-
Series Gallery Drop 038	$931	$-
Series Gallery Drop 039	$4,844	$-
Series Gallery Drop 041	$1,033	$-
Series Gallery Drop 042	$1,325	$-
TOTALS	$107,296	$11,143

(1)
In connection with the sale of the Series Gallery Drop 025 Asset, our manager assumed all Series Gallery Drop 025 acquisition expenses and offering expenses and waived any and all rights to receive any sourcing fee, accrued but unpaid interest on the promissory note issued in connection with the acquisition of the Series Gallery Drop 025 Asset and the 10% distribution pursuant to Section 7.02 of the operating agreement.
Other Expenses
For the six months ended June 30, 2021, we incurred no other expenses, as compared to $6,599 in other expenses in the form of interest expenses for the six months ended June 30, 2020. For the year ended December 31, 2020, we incurred other expenses in the form of interest expenses of $11,781, as compared to $1,088 in other expenses in the form of interest expenses for the year ended December 31, 2019. The following table summarizes the interest expenses by series for the six months ended June 30, 2021 and 2020:
Series	Six-Month Period Ended June 30, 2021	Six-Month Period Ended June 30, 2020
Series Gallery Drop 011	$-	$270
Series Gallery Drop 012	$-	$2,100
Series Gallery Drop 013	$-	$1,262
Series Gallery Drop 014	$-	$474
Series Gallery Drop 015	$-	$371
Series Gallery Drop 016	$-	$367
Series Gallery Drop 017	$-	$928
Series Gallery Drop 018	$-	$116
Series Gallery Drop 019	$-	$126
Series Gallery Drop 022	$-	$169
Series Gallery Drop 023	$-	$60
Series Gallery Drop 024	$-	$97
Series Gallery Drop 025(1)	$-	$258
TOTALS	$-	$6,599

(1)
In connection with the sale of the Series Gallery Drop 025 Asset, our manager assumed all Series Gallery Drop 025 acquisition expenses and offering expenses and waived any and all rights to receive any sourcing fee, accrued but unpaid interest on the promissory note issued in connection with the acquisition of the Series Gallery Drop 025 Asset and the 10% distribution pursuant to Section 7.02 of the operating agreement.
The following table summarizes the interest expenses by series for the years ended December 31, 2020 and 2019:
Series	Year Ended December 31, 2020	Year Ended December 31, 2019
Series Gallery Drop 011	$270	$67
Series Gallery Drop 012	$2,100	$524
Series Gallery Drop 013	$1,262	$316
Series Gallery Drop 014	$474	$88
Series Gallery Drop 015	$371	$93
Series Gallery Drop 016	$366	$-
Series Gallery Drop 017	$928	$-
Series Gallery Drop 019	$343	$-
Series Gallery Drop 022	$543	$-
Series Gallery Drop 023	$272	$-
Series Gallery Drop 024	$417	$-
Series Gallery Drop 025(1)	$1,160	$-
Series Gallery Drop 028	$335	$-

Series Gallery Drop 030	$435	$-
Series Gallery Drop 031	$793	$-
Series Gallery Drop 033	$389	$-
Series Gallery Drop 036	$874	$-
Series Gallery Drop 037	$449	$-
TOTALS	$11,781	$1,088

(1)
In connection with the sale of the Series Gallery Drop 025 Asset, our manager assumed all Series Gallery Drop 025 acquisition expenses and offering expenses and waived any and all rights to receive any sourcing fee, accrued but unpaid interest on the promissory note issued in connection with the acquisition of the Series Gallery Drop 025 Asset and the 10% distribution pursuant to Section 7.02 of the operating agreement.
Net Loss
As a result of the cumulative effect of the foregoing factors, we generated net losses of $198,256 and $50,467 for the six months ended June 30, 2021 and 2020, respectively. We generated net losses of $113,077 and $12,231 for the years ended December 31, 2020 and 2019, respectively. The following table summarizes net loss by our company and series for the six months ended June 30, 2021 and 2020 (any series not listed had no net loss or gain for the six months ended June 30, 2021):
Series	Six-Month Period Ended June 30, 2021	Six-Month Period Ended June 30, 2020
Otis Gallery LLC	$6,475	$13,410
Series #KW	$2,836	$1,935
Series Drop 002	$1,346	$2,767
Series Drop 003	$1,369	$1,457
Series Drop 004	$1,739	$2,353
Series Drop 005	$1,691	$4,584
Series Drop 008	$685	$4,805
Series Drop 009	$2,954	$-
Series Drop 010	$1,312	$1,609
Series Gallery Drop 011	$1,306	$2,506
Series Gallery Drop 012	$1,978	$-
Series Gallery Drop 013	$4,076	$-
Series Gallery Drop 014	$1,346	$3,304
Series Gallery Drop 015	$1,626	$2,753
Series Gallery Drop 016	$1,286	$1,993
Series Gallery Drop 017	$1,459	$-
Series Gallery Drop 018	$1,241	$-
Series Gallery Drop 019	$1,282	$-
Series Gallery Drop 020	$1,703	$-
Series Gallery Drop 021	$1,325	$-
Series Gallery Drop 022	$1,066	$-
Series Gallery Drop 023	$570	$-
Series Gallery Drop 024	$616	$-
Series Gallery Drop 025	$380	$-
Series Gallery Drop 026	$1,030	$-
Series Gallery Drop 027	$835	$-
Series Gallery Drop 028	$590	$-
Series Gallery Drop 029	$790	$-
Series Gallery Drop 030	$622	$-
Series Gallery Drop 031	$3,177	$-

Series Gallery Drop 032	$502	$-
Series Gallery Drop 033	$2,265	$-
Series Gallery Drop 034	$2,810	$-
Series Gallery Drop 035	$902	$-
Series Gallery Drop 036	$728	$-
Series Gallery Drop 037	$626	$-
Series Gallery Drop 038	$900	$-
Series Gallery Drop 039	$843	$-
Series Gallery Drop 040	$2,375	$-
Series Gallery Drop 041	$513	$-
Series Gallery Drop 042	$599	$-
Series Gallery Drop 043	$3,764	$-
Series Gallery Drop 044	$13,267	$-
Series Gallery Drop 045	$12,134	$-
Series Gallery Drop 046	$2,504	$-
Series Gallery Drop 047	$1,334	$-
Series Gallery Drop 048	$1,604	$-
Series Gallery Drop 049	$8,684	$-
Series Gallery Drop 050	$2,139	$-
Series Gallery Drop 051	$2,074	$-
Series Gallery Drop 052	$1,334	$-
Series Gallery Drop 053	$1,139	$-
Series Gallery Drop 054	$1,244	$-
Series Gallery Drop 055	$2,359	$-
Series Gallery Drop 056	$1,322	$-
Series Gallery Drop 057	$1,154	$-
Series Gallery Drop 058	$1,350	$-
Series Gallery Drop 059	$3,868	$-
Series Gallery Drop 060	$2,523	$-
Series Gallery Drop 061	$1,313	$-
Series Gallery Drop 062	$1,072	$-
Series Gallery Drop 063	$1,323	$-
Series Gallery Drop 064	$1,797	$-
Series Gallery Drop 065	$1,243	$-
Series Gallery Drop 066	$4,237	$-
Series Gallery Drop 067	$3,034	$-
Series Gallery Drop 068	$1,481	$-
Series Gallery Drop 069	$1,936	$-
Series Gallery Drop 070	$1,666	$-
Series Gallery Drop 071	$3,505	$-
Series Gallery Drop 072	$14,919	$-
Series Gallery Drop 073	$2,248	$-
Series Gallery Drop 074	$1,264	$-
Series Gallery Drop 076	$2,761	$-
Series Gallery Drop 077	$1,906	$-
Series Gallery Drop 078	$1,264	$-
Series Gallery Drop 079	$1,284	$-
Series Gallery Drop 080	$1,036	$-
Series Gallery Drop 082	$3,752	$-
Series Gallery Drop 083	$2,320	$-
Series Gallery Drop 086	$4,107	$-
Series Gallery Drop 089	$1,398	$-
Series Gallery Drop 093	$2,225	$-

Series Gallery Drop 095	$2,278	$-
Series Gallery Drop 096	$1,568	$-
Series Gallery Drop 097	$1,638	$-
Series Gallery Drop 098	$907	$-
Series Gallery Drop 100	$1,139	$-
Series Gallery Drop 104	$794	$-
Series Gallery Drop 107	$1,270	$-
TOTALS	$198,256	$50,467

The following table summarizes net loss by our company and series for the years ended December 31, 2020 and 2019 (any series not listed had no net loss or gain for the year ended December 31, 2020):
Series	Year Ended December 31, 2020	Year Ended December 31, 2019
Otis Gallery LLC	$(16,663)	$(1,400)
Series #KW	$(1,677)	$(9,743)
Series Drop 002	$(2,509)	$-
Series Drop 003	$(1,203)	$-
Series Drop 004	$(2,095)	$-
Series Drop 005	$(4,326)	$-
Series Drop 008	$(4,547)	$-
Series Drop 009	$(10,749)	$-
Series Drop 010	$(1,351)	$-
Series Gallery Drop 011	$(2,248)	$(67)
Series Gallery Drop 012	$(7,203)	$(524)
Series Gallery Drop 013	$(1,262)	$(316)
Series Gallery Drop 014	$(3,042)	$(88)
Series Gallery Drop 015	$(2,494)	$(93)
Series Gallery Drop 016	$(1,735)	$-
Series Gallery Drop 017	$(4,319)	$-
Series Gallery Drop 018	$(825)	$-
Series Gallery Drop 019	$(3,980)	$-
Series Gallery Drop 020	$(1,285)	$-
Series Gallery Drop 021	$(1,098)	$-
Series Gallery Drop 022	$(1,479)	$-
Series Gallery Drop 023	$(4,318)	$-
Series Gallery Drop 024	$(1,219)	$-
Series Gallery Drop 025(1)	$561	$-
Series Gallery Drop 026	$(3,911)	$-
Series Gallery Drop 027	$(1,054)	$-
Series Gallery Drop 028	$(1,791)	$-
Series Gallery Drop 029	$(1,375)	$-
Series Gallery Drop 030	$(4,163)	$-
Series Gallery Drop 031	$(793)	$-
Series Gallery Drop 032	$(701)	$-
Series Gallery Drop 033	$(389)	$-
Series Gallery Drop 034	$(3,476)	$-
Series Gallery Drop 035	$(1,665)	$-
Series Gallery Drop 036	$(2,614)	$-
Series Gallery Drop 037	$(1,946)	$-
Series Gallery Drop 038	$(931)	$-
Series Gallery Drop 039	$(4,844)	$-
Series Gallery Drop 041	$(1,033)	$-

Series Gallery Drop 042	$(1,325)	$-
TOTALS	$(113,077)	$(12,231)

(1)
Series Gallery Drop 025 recognized a gain of $6,000 on sale of the Series Gallery Drop 025 Asset, which resulted in a net gain for the year ended December 31, 2020.
Liquidity and Capital Resources
From inception, our company and each series have financed their business activities through capital contributions to our company and individual series from our manager. Our company and each series expect to continue to have access to capital financing from our manager going forward. However, there is no obligation or assurance that our manager will provide such required capital. Until such time as the series have the capacity to generate cash flows from operations, our manager may cover any deficits through additional capital contributions or the issuance of additional interests in any individual series. In addition, parts of the proceeds of future offerings may be used to create reserves for future Operating Expenses for individual series at the sole discretion of our manager. There can be no assurance that our manager will continue to fund such expenses. These factors raise substantial doubt about our company’s ability to continue as a going concern for the twelve months following the date of this filing.
Cash and Cash Equivalent Balances
As of June 30, 2021, December 31, 2020 and December 31, 2019, our company itself had no cash or cash equivalents on hand. Cash is held at the series level. On a total consolidated basis as of June 30, 2021, December 31, 2020 and December 31, 2019, series had $28,064, $98,333 and $10,175 on hand, respectively. The following table summarizes the cash and cash equivalents by series as of June 30, 2021, December 31, 2020 and December 31, 2019:
Series	As of June 30, 2021	As of December 31, 2020	As of December 31, 2019
Series #KW	$125	$1,787	$10,175
Series Drop 002	$774	$774	$-
Series Drop 003	$61	$61	$-
Series Drop 004	$710	$710	$-
Series Drop 005	$445	$445	$-
Series Drop 008	$818	$818	$-
Series Drop 009	$2,587	$2,587	$-
Series Drop 010	$11	$11	$-
Series Gallery Drop 011	$97	$97	$-
Series Gallery Drop 012	$2,494	$2,494	$-
Series Gallery Drop 013	$388	$-	$-
Series Gallery Drop 014	$154	$154	$-
Series Gallery Drop 015	$5	$5	$-
Series Gallery Drop 016	$127	$134	$-
Series Gallery Drop 017	$259	$259	$-
Series Gallery Drop 018	$65	$65	$-
Series Gallery Drop 019	$7	$7	$-
Series Gallery Drop 020	$485	$485	$-
Series Gallery Drop 021	$180	$180	$-
Series Gallery Drop 022	$866	$866	$-
Series Gallery Drop 023	$103	$103	$-
Series Gallery Drop 024	$153	$153	$-
Series Gallery Drop 025	$8,359	$75,289	$-

Series Gallery Drop 026	$715	$715	$-
Series Gallery Drop 027	$440	$440	$-
Series Gallery Drop 028	$119	$119	$-
Series Gallery Drop 029	$383	$383	$-
Series Gallery Drop 030	$169	$169	$-
Series Gallery Drop 031	$294	$-	$-
Series Gallery Drop 032	$12	$4,927	$-
Series Gallery Drop 033	$120	$-	$-
Series Gallery Drop 034	$2,940	$2,940	$-
Series Gallery Drop 035	$506	$506	$-
Series Gallery Drop 036	$322	$290	$-
Series Gallery Drop 037	$143	$143	$-
Series Gallery Drop 038	$35	$35	$-
Series Gallery Drop 039	$62	$62	$-
Series Gallery Drop 040	$43	$-	$-
Series Gallery Drop 041	$49	$49	$-
Series Gallery Drop 042	$71	$71	$-
Series Gallery Drop 043	$50	$-	$-
Series Gallery Drop 044	$50	$-	$-
Series Gallery Drop 045	$50	$-	$-
Series Gallery Drop 046	$50	$-	$-
Series Gallery Drop 047	$50	$-	$-
Series Gallery Drop 048	$50	$-	$-
Series Gallery Drop 049	$50	$-	$-
Series Gallery Drop 050	$50	$-	$-
Series Gallery Drop 051	$50	$-	$-
Series Gallery Drop 052	$50	$-	$-
Series Gallery Drop 053	$50	$-	$-
Series Gallery Drop 054	$50	$-	$-
Series Gallery Drop 055	$50	$-	$-
Series Gallery Drop 056	$50	$-	$-
Series Gallery Drop 057	$50	$-	$-
Series Gallery Drop 058	$50	$-	$-
Series Gallery Drop 059	$50	$-	$-
Series Gallery Drop 060	$50	$-	$-
Series Gallery Drop 061	$50	$-	$-
Series Gallery Drop 062	$50	$-	$-
Series Gallery Drop 063	$50	$-	$-
Series Gallery Drop 064	$50	$-	$-
Series Gallery Drop 065	$50	$-	$-
Series Gallery Drop 066	$-	$-	$-
Series Gallery Drop 067	$18	$-	$-
Series Gallery Drop 068	$50	$-	$-
Series Gallery Drop 069	$50	$-	$-
Series Gallery Drop 070	$50	$-	$-
Series Gallery Drop 071	$50	$-	$-
Series Gallery Drop 072	$50	$-	$-
Series Gallery Drop 073	$50	$-	$-
Series Gallery Drop 074	$50	$-	$-

Series Gallery Drop 076	$50	$-	$-
Series Gallery Drop 077	$50	$-	$-
Series Gallery Drop 078	$50	$-	$-
Series Gallery Drop 079	$50	$-	$-
Series Gallery Drop 080	$50	$-	$-
Series Gallery Drop 082	$50	$-	$-
Series Gallery Drop 083	$50	$-	$-
Series Gallery Drop 086	$50	$-	$-
Series Gallery Drop 089	$50	$-	$-
Series Gallery Drop 093	$50	$-	$-
Series Gallery Drop 095	$50	$-	$-
Series Gallery Drop 096	$50	$-	$-
Series Gallery Drop 097	$50	$-	$-
Series Gallery Drop 098	$50	$-	$-
Series Gallery Drop 100	$50	$-	$-
Series Gallery Drop 104	$50	$-	$-
Series Gallery Drop 107	$50	$-	$-
TOTALS	$28,064	$98,333	$10,175

Series Subscriptions
Our company records membership contributions at the effective date. If the subscription is not funded upon issuance, we record a subscription receivable as an asset on the balance sheet. When subscription receivables are not received prior to the issuance of financial statements at a reporting date, the subscription receivable is reclassified as a contra account to members’ equity on the balance sheet. Each series has a minimum offering size that once met will result in the eventual successful subscription to and closing of the series offering. Subscriptions receivable consists of membership subscriptions received as of June 30, 2021, December 31, 2021 and December 31, 2019, as applicable, for which the minimum subscription requirement was met. As of June 30, 2021, December 31, 2020 and December 31, 2019, there were subscriptions receivable of $146,000, $504,030 and $216,719, respectively. The following table summarizes the subscription receivable by series as of June 30, 2021, December 31, 2020 and December 31, 2019:
Series	Interests Subscribed for as of June 30, 2021	Subscription Amount as of June 30, 2021	Interests Subscribed for as of December 31, 2020	Subscription Amount as of December 31, 2020	Interests Subscribed for as of December 31, 2019	Subscription Amount as of December 31, 2019
Series Drop 002	-	$-	-	$-	960	$31,680
Series Drop 003	-	$-	-	$-	996	$34,860
Series Drop 005	-	$-	-	$-	1,229	$93,404
Series Drop 008	-	$-	-	$-	795	$31,800
Series Drop 010	-	$-	-	$-	999	$24,795
Series Gallery Drop 013	-	$-	1,500	$90,000	-	$-
Series Gallery Drop 031	-	$-	2,000	$48,000	-	$-
Series Gallery Drop 033	-	$-	2,379	$23,790	-	$-
Series Gallery Drop 040	-	$-	3,549	$35,490	-	$-
Series Gallery Drop 043	-	$-	6,696	$66,960	-	$-
Series Gallery Drop 045	-	$-	22,979	$229,790	-	$-
Series Gallery Drop 052	-	$-	1,000	$10,000	-	$-
Series Gallery Drop 075	5,830	$58,300	-	$-	-	$-
Series Gallery Drop 094	2,280	$22,800	-	$-	-	$-

Series Gallery Drop 102	1,480	$14,800	-	$-	-	$-
Series Gallery Drop 103	1,840	$18,400	-	$-	-	$-
Series Gallery Drop 108	3,170	$31,700	-	$-	-	$-
TOTALS		$146,000		$504,030		$216,719

Promissory Notes
In connection with the acquisition of the underlying assets from our manager, we have issued promissory notes to our manager which are due within 14 business days of the final closing of the related offering (i.e., when the offering is fully funded), provided that we may prepay the notes at any time. The following table summarizes these notes outstanding by series as of June 30, 2021, December 31, 2020 and December 31, 2019:
Series	Date Issued	Principal Amount	Interest Rate (1)	Balance June 30, 2021	Balance December 31, 2020	Balance December 31, 2019
Series Drop 002	08/30/2019	$30,000	0%	$-	$-	$30,000
Series Drop 003	08/30/2019	$34,000	0%	$-	$-	$34,000
Series Drop 004	08/30/2019	$44,341	0%	$-	$-	$44,341
Series Drop 005	08/30/2019	$90,000	0%	$-	$-	$90,000
Series Drop 006(2)	08/30/2019	$78,000	0%	$-	$-	$78,000
Series Drop 007(2)	08/30/2019	$56,250	0%	$-	$-	$56,250
Series Drop 008	08/30/2019	$27,000	0%	$-	$-	$27,000
Series Drop 009	08/30/2019	$310,000	0%	$-	$-	$310,000
Series Drop 010	09/16/2019	$24,000	0%	$-	$-	$24,000
Series Gallery Drop 011	12/13/2019	$18,000	7.5%	$-	$-	$18,067
Series Gallery Drop 012	12/13/2019	$140,000	7.5%	$-	$-	$140,524
Series Gallery Drop 013	12/13/2019	$84,150	7.5%	$-	$85,728	$84,466
Series Gallery Drop 014	12/17/2019	$30,000	7.5%	$-	$-	$30,088
Series Gallery Drop 015	12/13/2019	$24,750	7.5%	$-	$-	$24,843
Series Gallery Drop 031	07/31/2020	$43,750	7.25%	$-	$44,543	$-
Series Gallery Drop 032	08/03/2020	$4,844	0%	$-	$4,844	$-
Series Gallery Drop 033	07/31/2020	$21,475	7.25%	$-	$21,864	$-
Series Gallery Drop 040	09/10/2020	$33,211	0%	$-	$33,211	$-
Series Gallery Drop 043	10/06/2020	$63,000	0%	$-	$63,000	$-
Series Gallery Drop 044	10/06/2020	$416,700	0%	$-	$416,700	$-
Series Gallery Drop 045	10/06/2020	$216,000	0%	$-	$216,000	$-
Series Gallery Drop 046	11/11/2020	$50,400	0%	$-	$50,400	$-
Series Gallery Drop 047	11/11/2020	$28,800	0%	$-	$28,800	$-
Series Gallery Drop 048	11/11/2020	$56,250	0%	$-	$56,250	$-
Series Gallery Drop 049	11/23/2020	$214,500	0%	$-	$214,500	$-
Series Gallery Drop 050	11/23/2020	$25,000	0%	$-	$25,000	$-
Series Gallery Drop 051	11/23/2020	$28,999	0%	$-	$28,999	$-
Series Gallery Drop 052	11/23/2020	$9,000	0%	$-	$9,000	$-
Series Gallery Drop 053	11/23/2020	$78,000	0%	$-	$78,000	$-
Series Gallery Drop 054	11/23/2020	$18,000	0%	$-	$18,000	$-
Series Gallery Drop 055	12/18/2020	$45,100	0%	$-	$45,100	$-
Series Gallery Drop 056	12/18/2020	$20,100	0%	$-	$20,100	$-
Series Gallery Drop 057	12/18/2020	$17,100	0%	$-	$17,100	$-
Series Gallery Drop 058	12/18/2020	$21,260	0%	$-	$21,260	$-
Series Gallery Drop 059	12/18/2020	$73,700	0%	$-	$73,700	$-

Series Gallery Drop 060	12/18/2020	$48,500	0%	$-	$48,500	$-
Series Gallery Drop 061	12/18/2020	$21,989	0%	$-	$21,989	$-
Series Gallery Drop 062	12/18/2020	$15,400	0%	$-	$15,400	$-
Series Gallery Drop 063	12/18/2020	$20,000	0%	$-	$20,000	$-
Series Gallery Drop 064	12/18/2020	$32,000	0%	$-	$32,000	$-
Series Gallery Drop 075	02/05/2021	$55,350	0%	$55,350	$-	$-
Series Gallery Drop 081	02/09/2021	$480,000	0%	$480,000	$-	$-
Series Gallery Drop 084	03/09/2021	$52,000	0%	$52,000	$-	$-
Series Gallery Drop 085	03/09/2021	$60,000	0%	$60,000	$-	$-
Series Gallery Drop 087	03/09/2021	$231,009	0%	$231,009	$-	$-
Series Gallery Drop 088	03/09/2021	$55,250	0%	$55,250	$-	$-
Series Gallery Drop 090	03/09/2021	$98,850	0%	$98,850	$-	$-
Series Gallery Drop 091	03/09/2021	$37,473	0%	$37,473	$-	$-
Series Gallery Drop 092	03/09/2021	$217,356	0%	$217,356	$-	$-
Series Gallery Drop 094	03/09/2021	$21,631	0%	$21,631	$-	$-
Series Gallery Drop 099	03/10/2021	$130,000	0%	$130,000	$-	$-
Series Gallery Drop 101	03/10/2021	$200,750	0%	$200,750	$-	$-
Series Gallery Drop 102	04/23/2021	$14,060	0%	$14,060	$-	$-
Series Gallery Drop 103	04/23/2021	$17,500	0%	$17,500	$-	$-
Series Gallery Drop 105	04/23/2021	$61,780	0%	$61,780	$-	$-
Series Gallery Drop 106	04/23/2021	$26,650	0%	$26,650	$-	$-
Series Gallery Drop 108	04/29/2021	$30,118	0%	$30,118	$-	$-
Series Gallery Drop 109	05/03/2021	$30,746	0%	$30,746	$-	$-
Series Gallery Drop 110	06/08/2021	$10,080	0%	$10,080	$-	$-
Series Gallery Drop 111	06/08/2021	$18,000	0%	$18,000	$-	$-
Series Gallery Drop 112	06/08/2021	$57,000	0%	$57,000	$-	$-
TOTALS				$1,905,603	$1,709,990	$991,579

(1)
Interest is per annum, annualized over a three-month period from the date of issuance.

(2)
On March 4, 2020, our manager repurchased the underlying assets related to these series, and the applicable promissory notes were cancelled in consideration of the repurchases.
Due to Manager
To fund organizational and startup activities, as well as ongoing Operating Expenses for each series, such as legal, accounting, audit, storage and insurance expenses, not covered by proceeds from the offering for each such series’ interests, our manager has covered the expenses and costs of our company and each series thus far on a non-interest-bearing extension of revolving credit. Our company will evaluate when is best to repay our manager depending on operations and fundraising ability. In general, each series will repay our manager for funds extended for such expenses from the sale of each underlying asset in the associated series, or from revenue-generating events, if applicable. As of June 30, 2021, our company had $89,242 due to our manager for accounting, storage and insurance fees associated with and incurred on behalf of the series as detailed in the table below:
Series	Accounting Fees	Storage	Transportation	Insurance	Total Due to Manager
Otis Gallery LLC	$16,756	$-	$-	$-	$16,756
Series #KW	$1,463	$-	$-	$-	$1,463
Series Drop 002	$1,463	$144	$-	$28	$1,635
Series Drop 003	$1,462	$163	$-	$32	$1,657
Series Drop 004	$1,773	$213	$-	$42	$2,028

Series Drop 005	$1,462	$432	$-	$85	$1,979
Series Drop 008	$773	$168	$-	$33	$974
Series Drop 009	$1,463	$1,488	$-	$292	$3,243
Series Drop 010	$1,462	$115	$-	$23	$1,600
Series Gallery Drop 011	$1,462	$110	$-	$22	$1,594
Series Gallery Drop 012	$1,462	$672	$-	$132	$2,266
Series Gallery Drop 013	$995	$-	$-	$-	$995
Series Gallery Drop 014	$1,462	$144	$-	$28	$1,634
Series Gallery Drop 015	$1,772	$119	$-	$23	$1,914
Series Gallery Drop 016	$1,462	$94	$-	$18	$1,574
Series Gallery Drop 017	$1,462	$238	$-	$47	$1,747
Series Gallery Drop 018	$1,462	$56	$-	$11	$1,529
Series Gallery Drop 019	$1,462	$91	$-	$17	$1,570
Series Gallery Drop 020	$1,222	$643	$-	$126	$1,991
Series Gallery Drop 021	$1,461	$127	$-	$25	$1,613
Series Gallery Drop 022	$1,182	$144	$-	$28	$1,354
Series Gallery Drop 023	$772	$72	$-	$14	$858
Series Gallery Drop 024	$772	$110	$-	$22	$904
Series Gallery Drop 026	$772	$456	$-	$90	$1,318
Series Gallery Drop 027	$772	$293	$-	$58	$1,123
Series Gallery Drop 028	$772	$89	$-	$17	$878
Series Gallery Drop 029	$772	$256	$-	$50	$1,078
Series Gallery Drop 030	$772	$115	$-	$23	$910
Series Gallery Drop 031	$405	$-	$-	$-	$405
Series Gallery Drop 032	$772	$10	$-	$8	$790
Series Gallery Drop 033	$405	$-	$-	$-	$405
Series Gallery Drop 034	$772	$1,944	$-	$382	$3,098
Series Gallery Drop 035	$772	$349	$-	$69	$1,190
Series Gallery Drop 036	$772	$231	$-	$45	$1,048
Series Gallery Drop 037	$772	$119	$-	$23	$914
Series Gallery Drop 038	$772	$348	$-	$68	$1,188
Series Gallery Drop 039	$772	$300	$-	$59	$1,131
Series Gallery Drop 040	$405	$-	$-	$-	$405
Series Gallery Drop 041	$772	$24	$-	$5	$801
Series Gallery Drop 042	$772	$96	$-	$19	$887
Series Gallery Drop 043	$405	$-	$-	$-	$405
Series Gallery Drop 044	$405	$-	$-	$-	$405
Series Gallery Drop 045	$405	$-	$-	$-	$405
Series Gallery Drop 046	$405	$-	$-	$-	$405
Series Gallery Drop 047	$405	$-	$-	$-	$405
Series Gallery Drop 048	$405	$-	$-	$-	$405
Series Gallery Drop 049	$405	$-	$-	$-	$405
Series Gallery Drop 050	$405	$-	$-	$-	$405
Series Gallery Drop 051	$405	$-	$-	$-	$405
Series Gallery Drop 052	$405	$-	$-	$-	$405
Series Gallery Drop 056	$405	$-	$-	$-	$405
Series Gallery Drop 057	$405	$-	$-	$-	$405
Series Gallery Drop 058	$405	$-	$-	$-	$405
Series Gallery Drop 059	$715	$-	$-	$-	$715

Series Gallery Drop 060	$405	$-	$-	$-	$405
Series Gallery Drop 061	$405	$-	$-	$-	$405
Series Gallery Drop 062	$405	$-	$-	$-	$405
Series Gallery Drop 063	$405	$-	$-	$-	$405
Series Gallery Drop 064	$405	$-	$-	$-	$405
Series Gallery Drop 065	$405	$-	$-	$-	$405
Series Gallery Drop 066	$405	$-	$-	$-	$405
Series Gallery Drop 067	$405	$-	$-	$-	$405
Series Gallery Drop 068	$405	$-	$-	$-	$405
Series Gallery Drop 069	$405	$-	$-	$-	$405
Series Gallery Drop 070	$365	$-	$-	$-	$365
Series Gallery Drop 071	$365	$-	$-	$-	$365
Series Gallery Drop 072	$365	$-	$-	$-	$365
Series Gallery Drop 073	$365	$-	$-	$-	$365
Series Gallery Drop 074	$365	$-	$-	$-	$365
Series Gallery Drop 076	$365	$-	$-	$-	$365
Series Gallery Drop 077	$365	$-	$-	$-	$365
Series Gallery Drop 078	$365	$-	$-	$-	$365
Series Gallery Drop 079	$365	$-	$-	$-	$365
Series Gallery Drop 080	$365	$-	$-	$-	$365
Series Gallery Drop 082	$365	$-	$-	$-	$365
Series Gallery Drop 083	$365	$-	$-	$-	$365
Series Gallery Drop 086	$325	$-	$-	$-	$325
Series Gallery Drop 089	$325	$-	$-	$-	$325
Series Gallery Drop 093	$325	$-	$-	$-	$325
Series Gallery Drop 095	$325	$-	$-	$-	$325
Series Gallery Drop 096	$325	$-	$-	$-	$325
Series Gallery Drop 097	$325	$-	$-	$-	$325
Series Gallery Drop 098	$325	$-	$-	$-	$325
Series Gallery Drop 100	$325	$-	$-	$-	$325
Series Gallery Drop 104	$285	$-	$-	$-	$285
Series Gallery Drop 107	$285	$-	$-	$-	$285
TOTALS	$77,305	$9,973	$-	$1,964	$89,242

As of December 31, 2020, our company had $23,575 due to our manager for accounting, storage, transportation and insurance associated with and incurred on behalf of the series, as compared to $7,318 as of December 31, 2019, as detailed in the table below:
Series	Accounting Fees	Storage	Transportation	Insurance	Total Due to Manager
Otis Gallery LLC	$10,281	$-	$-	$-	$10,281
Series #KW	$368	$-	$-	$-	$368
Series Drop 002	$368	$-	$-	$-	$368
Series Drop 003	$367	$-	$-	$-	$367
Series Drop 004	$368	$-	$-	$-	$368
Series Drop 005	$367	$-	$-	$-	$367
Series Drop 008	$368	$-	$-	$-	$368
Series Drop 009	$368	$-	$-	$-	$368
Series Drop 010	$367	$-	$-	$-	$367
Series Gallery Drop 011	$367	$-	$-	$-	$367

Series Gallery Drop 012	$367	$-	$-	$-	$367
Series Gallery Drop 014	$367	$-	$-	$-	$367
Series Gallery Drop 015	$367	$-	$-	$-	$367
Series Gallery Drop 016	$367	$-	$-	$7	$374
Series Gallery Drop 017	$367	$-	$-	$-	$367
Series Gallery Drop 018	$367	$-	$-	$-	$367
Series Gallery Drop 019	$367	$-	$-	$-	$367
Series Gallery Drop 020	$367	$-	$-	$-	$367
Series Gallery Drop 021	$366	$-	$-	$-	$366
Series Gallery Drop 022	$367	$-	$-	$-	$367
Series Gallery Drop 023	$367	$-	$-	$-	$367
Series Gallery Drop 024	$367	$-	$-	$-	$367
Series Gallery Drop 025	$367	$-	$-	$-	$367
Series Gallery Drop 026	$367	$-	$-	$-	$367
Series Gallery Drop 027	$367	$-	$-	$-	$367
Series Gallery Drop 028	$367	$-	$-	$-	$367
Series Gallery Drop 029	$367	$-	$-	$-	$367
Series Gallery Drop 030	$367	$-	$-	$-	$367
Series Gallery Drop 032	$367	$10	$53	$8	$438
Series Gallery Drop 034	$367	$-	$-	$-	$367
Series Gallery Drop 035	$367	$-	$-	$-	$367
Series Gallery Drop 036	$367	$-	$-	$-	$367
Series Gallery Drop 037	$367	$-	$-	$-	$367
Series Gallery Drop 038	$367	$-	$-	$-	$367
Series Gallery Drop 039	$367	$-	$-	$-	$367
Series Gallery Drop 041	$367	$-	$-	$-	$367
Series Gallery Drop 042	$367	$-	$-	$-	$367
TOTALS	$23,497	$10	$53	$15	$23,575

As of December 31, 2019, our company had $7,318 due to our manager for accounting, storage, transportation and insurance associated with and incurred on behalf of Series #KW as detailed in the table below:
Series	Accounting Fees	Storage	Transportation	Insurance	Total Due to Manager
Series #KW	$163	$1,180	$86	$5,889	$7,318
TOTALS	$163	$1,180	$86	$5,889	$7,318

Plan of Operations
We plan to launch approximately 50 to 100 additional offerings in the next twelve months. The proceeds from any offerings closed during the next twelve months will be used to acquire additional investment-grade art and other collectibles.
We believe that the proceeds from the offerings will satisfy our cash requirements for the next six months to implement the foregoing plan of operations.
Off-Balance Sheet Arrangements
We did not have during the periods presented, and we do not currently have, any off-balance sheet arrangements.

DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES
The Manager
Our company operates under the direction of our manager, which is responsible for directing the operations of our business, directing our day-to-day affairs, and implementing our investment strategy. Our manager has established a Board of Directors and will establish an Advisory Board that will make decisions with respect to all asset acquisitions, dispositions and maintenance schedules. Our manager and its officers and directors are not required to devote all of their time to our business and are only required to devote such time to our affairs as their duties require.  Our manager is responsible for determining maintenance required in order to maintain or improve an asset’s quality (if necessary), determining how to monetize the underlying assets at revenue-generating events in order to generate profits and evaluating potential sale offers, which may lead to the liquidation of the underlying asset or other series as the case may be.
We will follow guidelines adopted by our manager and implement policies set forth in the operating agreement unless otherwise modified by our manager. Our manager may establish further written policies and will monitor our administrative procedures, investment operations and performance to ensure that the policies are fulfilled. Our manager may change our objectives at any time without approval of our interest holders.  Our manager itself has no track record and is relying on the track record of its individual officers, directors and advisors.
Our manager performs its duties and responsibilities pursuant to the operating agreement. Our manager maintains a contractual, as opposed to a fiduciary relationship, with us and our interest holders. Furthermore, we have agreed to limit the liability of our manager and to indemnify our manager against certain liabilities.
The responsibilities of our manager include the following:
Asset Sourcing and Disposition Services
●
together with members of the Advisory Board, define and oversee the overall underlying asset sourcing and disposition strategy;
●
manage our asset sourcing activities, including creating the asset acquisition policy, organizing and evaluating due diligence for specific asset acquisition opportunities and structuring partnerships with collectors, brokers and dealers who may provide opportunities to source quality assets;
●
negotiate and structure the terms and conditions of acquisitions of assets with asset sellers;
●
evaluate any potential asset takeover offers from third parties, which may result in asset dispositions, sales or other liquidity transactions;
●
structure and negotiate the terms and conditions of transactions pursuant to which underlying assets may be sold or otherwise disposed;
Services in Connection with an Offering
●
create and manage all series for offerings related to underlying assets on the Otis Platform;
●
develop offering materials, including the determination of its specific terms and structure and description of the underlying assets;
●
create and submit all necessary regulatory filings, including, but not limited to, Commission filings and financial audits and coordinate with the broker of record, lawyers, accountants and escrow agents as necessary in such processes;
●
prepare all marketing materials related to offerings and obtain approval for such materials from the broker of record;

●
together with the broker of record, coordinate the receipt, collection, processing and acceptance of subscription agreements and other administrative support functions;
●
create and implement various technology services, transactional services and electronic communications related to any offerings;
●
all other necessary offering related services;
Asset Monetization Services
●
create and manage all revenue-generating events and determine participation in such programs by any underlying assets;
●
evaluate and enter into service provider contracts related to the operation of revenue-generating events;
●
allocate revenues and costs related to revenue-generating events to the appropriate series in accordance with our allocation policy;
●
approve potential joint ventures, limited partnerships and other such relationships with third parties related to asset monetization and revenue-generating events;
Interest Holder Relationship Services
●
provide any appropriate updates related to underlying assets or offerings electronically or through the Otis Platform;
●
manage communications with interest holders, including answering e-mails and preparing and sending written and electronic reports and other communications;
●
establish technology infrastructure to assist in providing interest holder support and services;
●
determine our distribution policy and determine amounts of and authorize Free Cash Flow distributions from time to time;
●
maintain Free Cash Flow funds in deposit accounts or investment accounts for the benefit of a series;
Administrative Services
●
manage and perform the various administrative functions necessary for our day-to-day operations;
●
provide financial and operational planning services and collection management functions, including determination, administration and servicing of any Operating Expenses Reimbursement Obligation made to our company or any series by our manager to cover any Operating Expense shortfalls;
●
administer the potential issuance of additional interests to cover any potential Operating Expense shortfalls;
●
maintain accounting data and any other information concerning our activities as will be required to prepare and to file all periodic financial reports and required to be filed with the Commission and any other regulatory agency, including annual and semiannual financial statements;
●
maintain all appropriate books and records for our company and all the series;
●
obtain and update market research and economic and statistical data in connection with the underlying assets and the general collectible market;
●
oversee tax and compliance services and risk management services and coordinate with appropriate third parties, including independent accountants and other consultants, on related tax matters;

●
supervise the performance of such ministerial and administrative functions as may be necessary in connection with our daily operations;
●
provide all necessary cash management services;
●
manage and coordinate with the transfer agent, if any, the process of making distributions and payments to interest holders or the transfer or resale of securities as may be permitted by law;
●
evaluate and obtain adequate insurance coverage for the underlying assets based upon risk management determinations;
●
provide timely updates related to the overall regulatory environment affecting our company, as well as managing compliance with regulatory matters;
●
evaluate our corporate governance structure and appropriate policies and procedures related thereto; and
●
oversee all reporting, record keeping, internal controls and similar matters in a manner to allow us to comply with applicable law.
Directors, Executive Officers and Key Employees of our Manager
The following table sets forth the name and position of each of the current executive officers, directors and significant employees of our manager.
Name	Position	Age	Term of Office (Beginning)	Approximate hours per week for part-time employees
Michael Karnjanaprakorn	Chief Executive Officer, Director	39	October 2018	N/A
Albert Wenger	Director	54	February 2019	N/A
Dan Levitan	Director	63	November 2019	N/A

Michael Karnjanaprakorn. Mr. Karnjanaprakorn is a serial entrepreneur who has developed several successful tech platforms. In 2010, he co-founded Skillshare, an online learning community for creative professionals. He led the platform to 7M+ registered users with 25K+ classes. Prior to Skillshare, Mr. Karnjanaprakorn was an early employee at Behance, which was acquired by Adobe, and Hot Potato, which was acquired by Facebook. Mr. Karnjanaprakorn graduated from the University of Virginia with a B.A. in Economics and the VCU Brandcenter with a M.S. in Advertising.
Albert Wenger. Mr. Wenger is a managing partner at Union Square Ventures, a New York City-based venture capital firm. Mr. Wenger joined Union Square Ventures as a Venture Partner in 2006 following the sale of Delicious to Yahoo in 2005 where he was President. He became a General Partner in 2008 and a Managing Partner in 2017. His notable investments include Etsy (IPO 2015), Twilio (IPO 2016) and MongoDB (IPO 2017). Mr. Wenger earned his PhD in Information Technology from MIT in 1999.
Dan Levitan. Mr. Levitan has over 25 years of collective experience in venture capital and investing, specializing in leading consumer and retail businesses. Eager to help innovative companies realize their full potential, Mr. Levitan launched Maveron in 1998 with Howard Schultz, former CEO and Executive Chairman of Starbucks Coffee Company. In his 20-year career at Maveron, Mr. Levitan has led many successful exits, including zulily (NASDAQ: ZU), Potbelly (NASDAQ: PBPB), Trupanion (NYSE: TRUP), Capella Education Company (NASDAQ: CPLA), eBay (NASDAQ: EBAY) and Shutterfly (NASDAQ: SFLY). He currently serves on the Board of Directors for Allbirds, Otis, PlutoVR, Pro.com, Spyce, Trupanion and Two Chairs. Mr. Levitan has been recognized by Forbes on its Midas List as one of the industry’s top technology investors. Mr. Levitan has also been named NASDAQ private company director of the year. Mr. Levitan graduated from Horace Mann School and received a BA magna cum laude from Duke University and an MBA from Harvard Business School.

Directors are elected until their successors are duly elected and qualified.
There are no arrangements or understandings known to us pursuant to which any director was or is to be selected as a director or nominee. There are no agreements or understandings for any executive officer or director to resign at the request of another person, and no officer or director is acting on behalf of, nor will any of them act, at the direction of any other person.
There are no family relationships between any director, executive officer, person nominated or chosen to become a director, executive officer or any significant employee.
To the best of our knowledge, none of our directors or executive officers has, during the past five years:
●
been convicted in a criminal proceeding (excluding traffic violations and other minor offences); or
●
had any petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of, such person, any partnership in which he was general partner at or within two years before the time of such filing or any corporation or business association of which he was an executive officer at or within two years before the time of such filing.
Advisory Board
Responsibilities of the Advisory Board
The Advisory Board will support our company, our asset manager and our manager and consists of advisors to our manager. It is anticipated that the Advisory Board will review our relationship with, and the performance of, our manager, and generally approve the terms of any material or related-party transactions.  In addition, it is anticipated that the Advisory Board will be responsible for the following:
●
approving, permitting deviations from, making changes to and annually reviewing the asset acquisition policy;
●
evaluating all asset acquisitions;
●
evaluating any third-party offers for asset acquisitions and approving asset dispositions that are in the best interest of our company and our interest holders;
●
providing guidance with respect to the appropriate levels of insurance costs specific to each individual asset;
●
reviewing material conflicts of interest that arise, or are reasonably likely to arise, with the manager, on the one hand, and our company, a series or the other members, on the other hand, or our company or a series, on the one hand, and another series, on the other hand;
●
approving any material transaction between our company or a series, on the one hand, and our manager or any of its affiliates, another series or an interest holder, on the other hand, other than for the purchase of interests;
●
reviewing the total fees, expenses, assets, revenues and availability of funds for distributions to our interest holders at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the assets, and that funds available for distributions to interest holders are in accordance with our policies; and
●
approving any service providers appointed by our manager in respect of the underlying assets.

The resolution of any conflict of interest approved by the Advisory Board shall be conclusively deemed fair and reasonable to our company and its interest holders and not a breach of any duty at law, in equity or otherwise.  The members of the Advisory Board will not be managers or officers of our company or any series and will not have fiduciary or other duties to the interest holders of any series.
Compensation of the Advisory Board
Our manager will compensate the Advisory Board or their nominees (as so directed by an Advisory Board member) for their service. As such, it is anticipated that their costs will not be borne by any given series.
Members of the Advisory Board
We have already established an informal network of expert advisors who support or company in asset acquisitions, valuations and negotiations, but we have not yet established a formal Advisory Board.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of Executive Officers
We do not currently have any employees, nor do we currently intend to hire any employees who will be compensated directly by our company. Each of the executive officers of our manager manage our day-to-day affairs; oversee the review, selection and recommendation of investment opportunities; service acquired investments; and monitor the performance of these investments to ensure that they are consistent with our investment objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of our manager, from our manager.  Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to our manager, we do not intend to pay any compensation directly to these individuals.
Compensation of Manager
Our manager will receive reimbursement for costs incurred relating to this and other offerings (e.g., Offering Expenses and Acquisition Expenses) and, in its capacity as our asset manager, a Sourcing Fee. Neither our manager nor its affiliates will receive any selling commissions or dealer manager fees in connection with any offering. See “Plan of Distribution and Selling Securityholders—Fees and Expenses” and “Use of Proceeds to Issuer” for further details.
During the year ended December 31, 2020, cost reimbursements and sourcing fees in the amount of $70,332 were paid to our manager, as compared to $0 during the year ended December 31, 2019. The following table summarizes cost reimbursements and sourcing fees paid to our manager by series during the year ended December 31, 2020:
Series	Year Ended December 31, 2020
Series #KW	$8,388
Series Drop 002	$1,788
Series Drop 003	$471
Series Drop 004	$1,366
Series Drop 005	$3,570
Series Drop 008	$3,815
Series Drop 009	$10,092
Series Drop 010	$620
Series Gallery Drop 011	$1,321
Series Gallery Drop 012	$4,345
Series Gallery Drop 014	$1,878
Series Gallery Drop 015	$1,402
Series Gallery Drop 016	$737
Series Gallery Drop 017	$2,759
Series Gallery Drop 018	$193
Series Gallery Drop 019	$2,880
Series Gallery Drop 020	$653
Series Gallery Drop 021	$466
Series Gallery Drop 022	$304
Series Gallery Drop 023	$3,414
Series Gallery Drop 024	$89
Series Gallery Drop 026	$3,280
Series Gallery Drop 027	$423
Series Gallery Drop 028	$825
Series Gallery Drop 029	$744
Series Gallery Drop 030	$3,097
Series Gallery Drop 034	$2,845
Series Gallery Drop 035	$1,009
Series Gallery Drop 036	$1,052

Series Gallery Drop 037	$841
Series Gallery Drop 038	$275
Series Gallery Drop 039	$4,238
Series Gallery Drop 041	$377
Series Gallery Drop 042	$694
TOTALS	$70,332

Our manager will receive cost reimbursements and sourcing fees for each subsequent series offering that closes as detailed in this offering circular.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS
As of the date of this offering circular, our manager owns the following securities:
Title of Class	Number of Interests Owned	Percent of Outstanding Interests Owned
Series #KW Interests	970	9.70%
Series Drop 002 Interests	20	2.00%
Series Drop 003 Interests	20	2.00%
Series Drop 004 Interests	19	1.90%
Series Drop 005 Interests	150	12.00%
Series Drop 008 Interests	195	19.50%
Series Drop 009 Interests	962	29.60%
Series Drop 010 Interests	20	2.00%
Series Gallery Drop 011 Interests	18	1.80%
Series Gallery Drop 012 Interests	1,485	74.25%
Series Gallery Drop 013 Interests	145	9.67%
Series Gallery Drop 014 Interests	20	2.00%
Series Gallery Drop 015 Interests	20	2.00%
Series Gallery Drop 016 Interests	10	1.00%
Series Gallery Drop 017 Interests	20	2.00%
Series Gallery Drop 018 Interests	6	1.25%
Series Gallery Drop 019 Interests	15	2.00%
Series Gallery Drop 020 Interests	1	0.05%
Series Gallery Drop 021 Interests	12	1.09%
Series Gallery Drop 022 Interests	20	2.00%	Z
Series Gallery Drop 023 Interests	18	1.80%
Series Gallery Drop 024 Interests	11	1.10%
Series Gallery Drop 025 Interests	1	0.10%
Series Gallery Drop 026 Interests	40	2.00%
Series Gallery Drop 027 Interests	14	0.28%
Series Gallery Drop 028 Interests	40	2.00%
Series Gallery Drop 029 Interests	14	0.28%
Series Gallery Drop 030 Interests	39	1.95%
Series Gallery Drop 031 Interests	40	2.00%
Series Gallery Drop 032 Interests	171	3.42%
Series Gallery Drop 033 Interests	36	1.50%
Series Gallery Drop 034 Interests	386	1.82%
Series Gallery Drop 035 Interests	984	26.24%
Series Gallery Drop 036 Interests	101	1.98%
Series Gallery Drop 037 Interests	52	1.96%
Series Gallery Drop 038 Interests	1	0.01%
Series Gallery Drop 039 Interests	1	0.01%
Series Gallery Drop 040 Interests	452	12.73%
Series Gallery Drop 041 Interests	1	0.02%
Series Gallery Drop 042 Interests	1	0.05%
Series Gallery Drop 043 Interests	1,399	20.88%
Series Gallery Drop 044 Interests	1	0.00%
Series Gallery Drop 045 Interests	1	0.00%
Series Gallery Drop 046 Interests	1	0.02%
Series Gallery Drop 047 Interests	1	0.03%
Series Gallery Drop 048 Interests	101	1.74%
Series Gallery Drop 049 Interests	1	0.00%

Series Gallery Drop 050 Interests	1	0.03%
Series Gallery Drop 051 Interests	1	0.03%
Series Gallery Drop 052 Interests	1	0.10%
Series Gallery Drop 053 Interests	1	0.01%
Series Gallery Drop 054 Interests	1	0.05%
Series Gallery Drop 055 Interests	1	0.02%
Series Gallery Drop 056 Interests	1	0.05%
Series Gallery Drop 057 Interests	1	0.06%
Series Gallery Drop 058 Interests	1	0.04%
Series Gallery Drop 059 Interests	1	0.01%
Series Gallery Drop 060 Interests	1	0.02%
Series Gallery Drop 061 Interests	1	0.04%
Series Gallery Drop 062 Interests	1	0.06%
Series Gallery Drop 063 Interests	1	0.05%
Series Gallery Drop 064 Interests	1	0.03%
Series Gallery Drop 065 Interests	1	0.04%
Series Gallery Drop 066 Interests	1	0.01%
Series Gallery Drop 067 Interests	1	0.02%
Series Gallery Drop 068 Interests	1	0.04%
Series Gallery Drop 069 Interests	1	0.03%
Series Gallery Drop 070 Interests	1	0.03%
Series Gallery Drop 071 Interests	1	0.01%
Series Gallery Drop 072 Interests	1	0.00%
Series Gallery Drop 073 Interests	1	0.02%
Series Gallery Drop 074 Interests	1	0.05%
Series Gallery Drop 075 Interests	208	3.57%
Series Gallery Drop 076 Interests	8	0.14%
Series Gallery Drop 077 Interests	1	0.03%
Series Gallery Drop 078 Interests	1	0.05%
Series Gallery Drop 079 Interests	1	0.05%
Series Gallery Drop 080 Interests	1	0.06%
Series Gallery Drop 082 Interests	1	0.01%
Series Gallery Drop 083 Interests	1	0.02%
Series Gallery Drop 086 Interests	1	0.00%
Series Gallery Drop 089 Interests	1	0.04%
Series Gallery Drop 091 Interests	1	0.03%
Series Gallery Drop 093 Interests	1	0.02%
Series Gallery Drop 094 Interests	1	0.04%
Series Gallery Drop 095 Interests	1	0.02%
Series Gallery Drop 096 Interests	1	0.03%
Series Gallery Drop 097 Interests	1	0.03%
Series Gallery Drop 098 Interests	1	0.07%
Series Gallery Drop 099 Interests	1	0.01%
Series Gallery Drop 100 Interests	1	0.05%
Series Gallery Drop 101 Interests	1	0.00%
Series Gallery Drop 102 Interests	1	0.07%
Series Gallery Drop 103 Interests	1	0.05%
Series Gallery Drop 104 Interests	1	0.08%
Series Gallery Drop 105 Interests	1	0.02%
Series Gallery Drop 107 Interests	1	0.04%
Series Gallery Drop 108 Interests	1	0.03%
Series Gallery Drop 109 Interests	1	0%

Series Gallery Drop 110 Interests	1	0.09%
Series Gallery Drop 111 Interests	1	0.05%
Series Gallery Drop 112 Interests	1	0.01%
Series Gallery Drop 113 Interests	1	0.02%
Series Gallery Drop 114 Interests	49	3.63%
Series Gallery Drop 115 Interests	1	0.06%
Series Gallery Drop 116 Interests	1	100.00%

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS
The following includes a summary of transactions since our inception, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 and one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Compensation of Directors and Executive Officers”).  We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.
On February 19, 2019, we acquired the Series #KW Asset from our manager in exchange for a note in the original principal amount of $237,500.  This note does not bear interest and must be repaid within 14 business days of the final closing of the offering of Series #KW Interests (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On August 30, 2019, we acquired the Series Drop 002 Asset from our manager in exchange for a note in the original principal amount of $30,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On August 30, 2019, we acquired the Series Drop 003 Asset from our manager in exchange for a note in the original principal amount of $34,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On August 30, 2019, we acquired the Series Drop 004 Asset from our manager in exchange for a note in the original principal amount of $44,341. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On August 30, 2019, we acquired the Series Drop 005 Asset from our manager in exchange for a note in the original principal amount of $90,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On August 30, 2019, we acquired the Series Drop 008 Asset from our manager in exchange for (i) a note in the original principal amount of $27,000 and (ii) our agreement to issue 200 Series Drop 008 Interests to the asset seller upon completion of the offering.  This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On August 30, 2019, we acquired the Series Drop 009 Asset from our manager in exchange for a note in the original principal amount of $310,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On September 16, 2019, we acquired the Series Drop 010 Asset from our manager in exchange for a note in the original principal amount of $24,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On December 13, 2019, we acquired the Series Gallery Drop 011 Asset from our manager in exchange for (i) a note in the original principal amount of $18,000 and (ii) our agreement to issue 200 Series Gallery Drop 011 Interests to the asset seller upon completion of the offering.  This note bears interest at an annualized rate of 7.5% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On December 13, 2019, we acquired the Series Gallery Drop 012 Asset from our manager in exchange for a note in the original principal amount of $140,000. This note bears interest at an annualized rate of 7.5% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On December 13, 2019, we acquired the Series Gallery Drop 013 Asset from our manager in exchange for a note in the original principal amount of $84,150. This note bears interest at an annualized rate of 7.5% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On December 17, 2019, we acquired the Series Gallery Drop 014 Asset from our manager in exchange for a note in the original principal amount of $30,000. This note bears interest at an annualized rate of 7.5% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On December 13, 2019, we acquired the Series Gallery Drop 015 Asset from our manager in exchange for a note in the original principal amount of $24,750. This note bears interest at an annualized rate of 7.5% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 18, 2020, we acquired the Series Gallery Drop 016 Asset from our manager in exchange for a note in the original principal amount of $19,539. This note bears interest at an annualized rate of 7.5% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 18, 2020, we acquired the Series Gallery Drop 017 Asset from our manager in exchange for a note in the original principal amount of $49,500. This note bears interest at an annualized rate of 7.5% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On May 13, 2020, we acquired the Series Gallery Drop 018 Asset from our manager in exchange for a note in the original principal amount of $11,600. This note bears interest at an annualized rate of 7.5% over a three-month period. Our manager agreed to waive the interest on this note, so the note must be repaid, without interest, within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 28, 2020, we acquired the Series Gallery Drop 019 Asset from our manager in exchange for a note in the original principal amount of $18,900. This note bears interest at an annualized rate of 7.25% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 28, 2020, we acquired the Series Gallery Drop 020 Asset from our manager in exchange for a note in the original principal amount of $134,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On May 29, 2020, we acquired the Series Gallery Drop 021 Asset from our manager in exchange for a note in the original principal amount of $26,560. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On June 2, 2020, we acquired the Series Gallery Drop 022 Asset from our manager in exchange for a note in the original principal amount of $29,948. This note bears interest at an annualized rate of 7.25% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On June 10, 2020, we acquired the Series Gallery Drop 023 Asset from our manager in exchange for a note in the original principal amount of $15,000. This note bears interest at an annualized rate of 7.25% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On June 9, 2020, we acquired the Series Gallery Drop 024 Asset from our manager in exchange for a note in the original principal amount of $23,000. This note bears interest at an annualized rate of 7.25% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On June 9, 2020, we acquired the Series Gallery Drop 026 Asset from our manager in exchange for a note in the original principal amount of $95,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On July 8, 2020, we acquired the Series Gallery Drop 027 Asset from our manager in exchange for a note in the original principal amount of $61,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On July 8, 2020, we acquired the Series Gallery Drop 028 Asset from our manager in exchange for a note in the original principal amount of $18,500. This note bears interest at an annualized rate of 7.25% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On July 8, 2020, we acquired the Series Gallery Drop 029 Asset from our manager in exchange for a note in the original principal amount of $53,309. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On July 31, 2020, we acquired the Series Gallery Drop 030 Asset from our manager in exchange for a note in the original principal amount of $24,000. This note bears interest at an annualized rate of 7.25% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On July 31, 2020, we acquired the Series Gallery Drop 031 Asset from our manager in exchange for a note in the original principal amount of $43,750. This note bears interest at an annualized rate of 7.25% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On August 3, 2020, we acquired the Series Gallery Drop 032 Asset from our manager in exchange for a note in the original principal amount of $4,844. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On July 31, 2020, we acquired the Series Gallery Drop 033 Asset from our manager in exchange for a note in the original principal amount of $21,475. This note bears interest at an annualized rate of 7.25% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On August 3, 2020, we acquired the Series Gallery Drop 034 Asset from our manager in exchange for a note in the original principal amount of $405,000 and our agreement to issue 500 Series Gallery Drop 034 Interests to the asset seller upon completion of the offering. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On August 4, 2020, we acquired the Series Gallery Drop 035 Asset from our manager in exchange for a note in the original principal amount of $72,700. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On August 4, 2020, we acquired the Series Gallery Drop 036 Asset from our manager in exchange for a note in the original principal amount of $48,202. This note bears interest at an annualized rate of 7.25% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On August 4, 2020, we acquired the Series Gallery Drop 037 Asset from our manager in exchange for a note in the original principal amount of $24,758. This note bears interest at an annualized rate of 7.25% over a three-month period and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On September 10, 2020, we acquired the Series Gallery Drop 038 Asset from our manager in exchange for a note in the original principal amount of $72,405. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On September 10, 2020, we acquired the Series Gallery Drop 039 Asset from our manager in exchange for a note in the original principal amount of $62,500. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On September 10, 2020, we acquired the Series Gallery Drop 040 Asset from our manager in exchange for a note in the original principal amount of $33,211. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On September 10, 2020, we acquired the Series Gallery Drop 041 Asset from our manager in exchange for a note in the original principal amount of $4,969. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On September 11, 2020, we acquired the Series Gallery Drop 042 Asset from our manager in exchange for a note in the original principal amount of $20,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On October 6, 2020, we acquired the Series Gallery Drop 043 Asset from our manager in exchange for a note in the original principal amount of $63,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On October 6, 2020, we acquired the Series Gallery Drop 044 Asset from our manager in exchange for a note in the original principal amount of $416,700 and our agreement to issue 23,330 Series Gallery Drop 044 Interests to an advisor to our manager upon completion of the offering. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On October 6, 2020, we acquired the Series Gallery Drop 045 Asset from our manager in exchange for a note in the original principal amount of $216,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On November 11, 2020, we acquired the Series Gallery Drop 046 Asset from our manager in exchange for a note in the original principal amount of $50,400. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On November 11, 2020, we acquired the Series Gallery Drop 047 Asset from our manager in exchange for a note in the original principal amount of $28,800. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On November 11, 2020, we acquired the Series Gallery Drop 048 Asset from our manager in exchange for a note in the original principal amount of $56,250. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On November 23, 2020, we acquired the Series Gallery Drop 049 Asset from our manager in exchange for a note in the original principal amount of $214,500. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On November 23, 2020, we acquired the Series Gallery Drop 050 Asset from our manager in exchange for a note in the original principal amount of $25,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On November 23, 2020, we acquired the Series Gallery Drop 051 Asset from our manager in exchange for a note in the original principal amount of $28,999. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On November 23, 2020, we acquired the Series Gallery Drop 052 Asset from our manager in exchange for a note in the original principal amount of $9,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On November 23, 2020, we acquired the Series Gallery Drop 053 Asset from our manager in exchange for a note in the original principal amount of $78,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On November 23, 2020, we acquired the Series Gallery Drop 054 Asset from our manager in exchange for a note in the original principal amount of $18,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On December 18, 2020, we acquired the Series Gallery Drop 055 Asset from our manager in exchange for a note in the original principal amount of $45,100. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On December 18, 2020, we acquired the Series Gallery Drop 056 Asset from our manager in exchange for a note in the original principal amount of $20,100. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On December 18, 2020, we acquired the Series Gallery Drop 057 Asset from our manager in exchange for a note in the original principal amount of $17,100. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On December 18, 2020, we acquired the Series Gallery Drop 058 Asset from our manager in exchange for a note in the original principal amount of $21,260. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On December 18, 2020, we acquired the Series Gallery Drop 059 Asset from our manager in exchange for a note in the original principal amount of $73,700. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On December 18, 2020, we acquired the Series Gallery Drop 060 Asset from our manager in exchange for a note in the original principal amount of $48,500. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On December 18, 2020, we acquired the Series Gallery Drop 061 Asset from our manager in exchange for a note in the original principal amount of $21,989. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On December 18, 2020, we acquired the Series Gallery Drop 062 Asset from our manager in exchange for a note in the original principal amount of $15,400. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On December 18, 2020, we acquired the Series Gallery Drop 063 Asset from our manager in exchange for a note in the original principal amount of $20,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On December 18, 2020, we acquired the Series Gallery Drop 064 Asset from our manager in exchange for a note in the original principal amount of $32,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On January 11, 2021, we acquired the Series Gallery Drop 065 Asset from our manager in exchange for a note in the original principal amount of $20,080 and our agreement to issue 502 Series Gallery Drop 065 Interests to the asset seller upon completion of the offering. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On January 11, 2021, we acquired the Series Gallery Drop 066 Asset from our manager in exchange for a note in the original principal amount of $90,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On January 11, 2021, we acquired the Series Gallery Drop 067 Asset from our manager in exchange for a note in the original principal amount of $60,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On January 11, 2021, we acquired the Series Gallery Drop 068 Asset from our manager in exchange for a note in the original principal amount of $24,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On January 11, 2021, we acquired the Series Gallery Drop 069 Asset from our manager in exchange for a note in the original principal amount of $35,128. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 070 Asset from our manager in exchange for a note in the original principal amount of $31,200. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 071 Asset from our manager in exchange for a note in the original principal amount of $75,000 and our agreement to issue 2,500 Series Gallery Drop 071 Interests to the asset seller upon completion of the offering. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 072 Asset from our manager in exchange for a note in the original principal amount of $280,000 and our agreement to issue 5,250 Series Gallery Drop 072 Interests to the asset seller upon completion of the offering. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 073 Asset from our manager in exchange for a note in the original principal amount of $44,280. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 074 Asset from our manager in exchange for a note in the original principal amount of $20,910. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 075 Asset from our manager in exchange for a note in the original principal amount of $55,350. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 076 Asset from our manager in exchange for a note in the original principal amount of $55,350. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 077 Asset from our manager in exchange for a note in the original principal amount of $36,900. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 078 Asset from our manager in exchange for a note in the original principal amount of $20,910. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On February 5, 2021, we acquired the Series Gallery Drop 079 Asset from our manager in exchange for a note in the original principal amount of $20,098. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 5, 2021, we acquired the Series Gallery Drop 080 Asset from our manager in exchange for a note in the original principal amount of $15,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 9, 2021, we acquired the Series Gallery Drop 082 Asset from our manager in exchange for a note in the original principal amount of $80,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On February 9, 2021, we acquired the Series Gallery Drop 083 Asset from our manager in exchange for a note in the original principal amount of $45,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 9, 2021, we acquired the Series Gallery Drop 086 Asset from our manager in exchange for a note in the original principal amount of $90,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 9, 2021, we acquired the Series Gallery Drop 089 Asset from our manager in exchange for a note in the original principal amount of $23,904. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 9, 2021, we acquired the Series Gallery Drop 092 Asset from our manager in exchange for a note in the original principal amount of $217,356. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time.
On March 9, 2021, we acquired the Series Gallery Drop 093 Asset from our manager in exchange for a note in the original principal amount of $43,471. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 9, 2021, we acquired the Series Gallery Drop 094 Asset from our manager in exchange for a note in the original principal amount of $21,631. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 9, 2021, we acquired the Series Gallery Drop 095 Asset from our manager in exchange for a note in the original principal amount of $45,200. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 9, 2021, we acquired the Series Gallery Drop 096 Asset from our manager in exchange for a note in the original principal amount of $28,981. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On March 10, 2021, we acquired the Series Gallery Drop 097 Asset from our manager in exchange for a note in the original principal amount of $30,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 10, 2021, we acquired the Series Gallery Drop 098 Asset from our manager in exchange for a note in the original principal amount of $14,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 10, 2021, we acquired the Series Gallery Drop 099 Asset from our manager in exchange for a note in the original principal amount of $130,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 10, 2021, we acquired the Series Gallery Drop 100 Asset from our manager in exchange for a note in the original principal amount of $18,520. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On March 10, 2021, we acquired the Series Gallery Drop 101 Asset from our manager in exchange for a note in the original principal amount of $200,750. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On April 23, 2021, we acquired the Series Gallery Drop 102 Asset from our manager in exchange for a note in the original principal amount of $14,060. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On April 23, 2021, we acquired the Series Gallery Drop 103 Asset from our manager in exchange for a note in the original principal amount of $17,500. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On April 23, 2021, we acquired the Series Gallery Drop 104 Asset from our manager in exchange for a note in the original principal amount of $12,489. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On April 23, 2021, we acquired the Series Gallery Drop 105 Asset from our manager in exchange for a note in the original principal amount of $61,780. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On April 24, 2021, we acquired the Series Gallery Drop 107 Asset from our manager in exchange for a note in the original principal amount of $22,606. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On April 29, 2021, we acquired the Series Gallery Drop 108 Asset from our manager in exchange for a note in the original principal amount of $30,118. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.

On May 3, 2021, we acquired the Series Gallery Drop 109 Asset from our manager in exchange for a note in the original principal amount of $30,746. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On June 8, 2021, we acquired the Series Gallery Drop 110 Asset from our manager in exchange for a note in the original principal amount of $10,080. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On June 8, 2021, we acquired the Series Gallery Drop 111 Asset from our manager in exchange for a note in the original principal amount of $18,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On June 8, 2021, we acquired the Series Gallery Drop 112 Asset from our manager in exchange for a note in the original principal amount of $57,000 and our agreement to issue 1,500 Series Gallery Drop 112 Interests to the asset seller upon completion of the offering. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On July 8, 2021, we acquired the Series Gallery Drop 113 Asset from our manager in exchange for a note in the original principal amount of $55,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On July 8, 2021, we acquired the Series Gallery Drop 114 Asset from our manager in exchange for a note in the original principal amount of $12,807. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On July 8, 2021, we acquired the Series Gallery Drop 115 Asset from our manager in exchange for a note in the original principal amount of $15,700. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time. This note was repaid in full.
On September 15, 2021, we acquired the Series Gallery Drop 116 Asset from our manager in exchange for a note in the original principal amount of $225,000. This note does not bear interest and must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded), provided that we may prepay the note at any time.

SECURITIES BEING OFFERED
The following is a summary of the principal terms of, and is qualified by reference to, the operating agreement and the subscription agreements relating to the purchase of the interests offered hereby, which are attached as exhibits to the offering statement of which this offering circular forms a part.  This summary is qualified in its entirety by reference to the detailed provisions of those agreements, which should be reviewed in their entirety by each prospective investor.  In the event that the provisions of this summary differ from the provisions of the operating agreement or the subscription agreements (as applicable), the provisions of the operating agreement or the subscription agreements (as applicable) shall apply.  Capitalized terms used in this summary that are not defined shall have the meanings ascribed thereto in the operating agreement.
Description of Interests
Our company is a series limited liability company formed pursuant to Section 18-215 of the LLC Act.  The purchase of the interests offered hereby is an investment only in the particular series and not an investment in our company as a whole.  In accordance with the LLC Act, any series of interests established by our company will be a separate series of limited liability company interests of our company and not in a separate legal entity. We have not issued, and will not issue, any class of interests entitled to any preemptive, preferential or other rights that are not otherwise available to the holders purchasing interests in connection with the offerings.
Title to the underlying assets will be held by, or for the benefit of, the applicable series.  We intend that each series will own its own underlying assets, which will be works of art or other collectibles.  We do not anticipate that any series will acquire any other art or collectibles other than the underlying assets related to that series.  An investor who invests in an offering will not have any indirect interest in any asset other than the underlying asset related to the applicable series unless the investor also participates in a separate offering associated with that other underlying asset.
Section 18-215(b) of the LLC Act provides that, if certain conditions are met (including that certain provisions are in the formation and governing documents of the series limited liability company, and if the records maintained for any such series account for the assets associated with such series separately from the assets of the limited liability company, or any other series), then the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable only against the assets of such series and not against the assets of the limited liability company generally or any other series.  Accordingly, our company expects our manager to maintain separate, distinct records for each series and its associated assets and liabilities.  As such, the assets of a series include only the works of art or other collectibles associated with that series and other related assets (e.g., cash reserves).  As noted in the “Risk Factors” section, the limitations on inter-series liability provided by Section 18-215(b) have never been tested in federal bankruptcy courts and it is possible that a bankruptcy court could determine that the assets of one series should be applied to meet the liabilities of the other series or the liabilities of our company generally where the assets of such other series or of our company generally are insufficient to meet our company’s liabilities.
Section 18-215(c) of the LLC Act provides that a series established in accordance with Section 18-215(b) may carry on any lawful business, purpose or activity, other than the business of banking, and has the power and capacity to, in its own name, contract, hold title to assets (including real, personal and intangible property), grant liens and security interests, and sue and be sued.  We intend for each series to conduct its business and enter into contracts in its own name to the extent such activities are undertaken with respect to a particular series and title to the relevant underlying assets will be held by, or for the benefit of, the relevant series.
All of the interests offered by this offering circular will be duly authorized and validly issued.  Upon payment in full of the consideration payable with respect to the interests, as determined by our manager, the holders of the interests will not be liable to our company to make any additional capital contributions (except for the return of distributions under certain circumstances as required by Sections 18-215, 18-607 and 18-804 of the LLC Act).  Holders of the interests offered hereby have no conversion, exchange, sinking fund, redemption or appraisal rights, no pre-emptive rights to subscribe for any interests and no preferential rights to distributions.

In general, the holders of each series of our interests (which may include our manager, its affiliates or asset sellers) will participate in the available Free Cash Flow derived from the underlying assets related to the series, less expenses (as described in “—Distribution rights” below).  Our manager, an affiliate of our company, will own a minimum of 2% and a maximum of 19.99% of each series of interests, although such minimum and maximum thresholds may be waived or modified by our manager in its sole discretion. Our manager may sell its interests from time to time.  Our manager has no present intention to sell its interests, and any future sales would be based upon our potential need for capital, market prices of the interests at the time of a proposed sale and other factors that a reasonable investor might consider in connection with the sale of securities similar to our interests. Our manager has the authority under the operating agreement to cause our company to issue interests of a series to investors as well as to other persons for such cost (or no cost) and on such terms as our manager may determine, subject to the terms set forth in the designation for each series.
Each series will use the proceeds of its offerings to pay certain fees and expenses related to the acquisition and the offering, including to repay any loans taken to acquire the underlying assets (please see the “Use of Proceeds to Issuer” section for further details regarding the use of proceeds for each offering). An investor in each offering will acquire an ownership interest only in the applicable series and not, for the avoidance of doubt, in (i) our company, (ii) any other series of interests, (iii) our manager, (iv) the Otis Platform or (v) any underlying asset owned by any series. Although our interests will not immediately be listed on a stock exchange and a liquid market in our interests cannot be guaranteed, we plan to create our own trading market or partner with an existing platform to allow for trading of our interests (please review additional risks related to liquidity in the “Risk Factors” section).
Further Issuance of Interests
Our manager has the option to issue additional interests in any series offered hereby on the same terms as the interests offered hereunder as is required from time to time in order to pay any Operating Expenses which exceed revenue generated from the underlying assets.
Distribution Rights
Our manager has sole discretion in determining what distributions of Free Cash Flow, if any, are made to holders of each series of interests except as otherwise limited by law or the operating agreement.
Free Cash Flow consists of the net income (as determined under GAAP) generated by such series plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the underlying assets related to such series.  Our manager may maintain Free Cash Flow funds in a deposit account or an investment account for the benefit of the series.
We expect our manager to distribute any Free Cash Flow on a semiannual basis as set forth below.  However, our manager may change the timing of distributions or determine that no distributions shall be made in its sole discretion.
Any Free Cash Flow generated by a series from the utilization of the underlying assets related to such series shall be applied within the series in the following order of priority:
●
repay any amounts outstanding under Operating Expenses Reimbursement Obligations plus accrued interest;
●
thereafter to create such reserves as our manager deems necessary, in its sole discretion, to meet future Operating Expenses; and
●
thereafter by way of distribution to holders of the interests of such series (net of corporate income taxes applicable to the series), which may include asset sellers of the underlying assets related to such series or our manager or any of its affiliates.
No series will distribute an underlying asset in kind to its interest holders.

The LLC Act (Section 18-607) provides that a member who receives a distribution with respect to a series and knew at the time of the distribution that the distribution was in violation of the LLC Act shall be liable to the series for the amount of the distribution for three years.  Under the LLC Act, a series limited liability company may not make a distribution with respect to a series to a member if, after the distribution, all liabilities of such series, other than liabilities to members on account of their limited liability company interests with respect to such series and liabilities for which the recourse of creditors is limited to specific property of such series, would exceed the fair value of the assets of such series.  For the purpose of determining the fair value of the assets of the series, the LLC Act provides that the fair value of property of the series subject to liability for which recourse of creditors is limited shall be included in the assets of such series only to the extent that the fair value of that property exceeds the nonrecourse liability. Under the LLC Act, an assignee who becomes a substituted member of a company is liable for the obligations of his assignor to make contributions to the company, except the assignee is not obligated for liabilities unknown to it at the time the assignee became a member and that could not be ascertained from the operating agreement.
No Redemption Provisions
No series of our interests are redeemable.
No Registration Rights
There are no registration rights in respect of any series of our interests.
Limited Voting Rights
Our manager is not required to hold an annual meeting of interest holders.  The operating agreement provides that meetings of interest holders may be called by our manager and a designee of our manager shall act as chairman at such meetings. Interest holders do not have any voting rights as an interest holder in our company or a series except with respect to:
●
the removal of our manager for cause as described below;
●
the dissolution of our company upon the for-cause removal of our manager; and
●
an amendment to the operating agreement that would:
o
adversely affect the rights of an interest holder in any material respect;
o
reduce the voting percentage required for any action to be taken by the holders of interests in our company under the operating agreement;
o
change the situations in which our company and any series can be dissolved or terminated;
o
change the term of our company (other than the circumstances provided in the operating agreement); or
o
give any person the right to dissolve our company.
Our manager can only be removed as manager of our company and each series in the event our manager is found by a non-appealable judgment of a court of competent jurisdiction to have committed fraud in connection with a series or our company which has a material adverse effect on our company.
When entitled to vote on a matter, each interest holder will be entitled to one vote per interest held by it on all matters submitted to a vote of the interest holders of an applicable series or of the interest holders of all series of our company, as applicable.  The removal of our manager as manager of our company and all series must be approved by two-thirds of the votes that may be cast by all interest holders in any series of our company. All other matters to be voted on by the interest holders must be approved by a majority of the votes cast by all interest holders in any series of our company present in person or represented by proxy.

Our manager or its affiliates (if they hold interests) may not vote as an interest holder in respect of any matter put to the interest holders.  However, the submission of any action of our company or a series for a vote of the interest holders shall first be approved by our manager and no amendment to the operating agreement may be made without the prior approval of our manager that would decrease the rights of our manager or increase the obligations of our manager thereunder.
Our manager has broad authority to take action with respect to our company and any series.  See “Directors, Executive Officers and Significant Employees—The Manager” for more information.  Except as set forth above, our manager may amend the operating agreement without the approval of the interest holders to, among other things, reflect the following:
●
the merger of our company, or the conveyance of all of the assets to, a newly-formed entity if the sole purpose of that merger or conveyance is to effect a mere change in the legal form into another limited liability entity;
●
a change that our manager determines to be necessary or appropriate to implement any state or federal statute, rule, guidance or opinion;
●
a change that our manager determines to be necessary, desirable or appropriate to facilitate the trading of interests;
●
a change that our manager determines to be necessary or appropriate for our company to qualify as a limited liability company under the laws of any state or to ensure that each series will continue to qualify as a corporation for U.S. federal income tax purposes;
●
an amendment that our manager determines, based upon the advice of counsel, to be necessary or appropriate to prevent our company, our manager, or the officers, agents or trustees from in any manner being subjected to the provisions of the Investment Company Act, the Investment Advisers Act or “plan asset” regulations adopted under ERISA, whether or not substantially similar to plan asset regulations currently applied or proposed;
●
any amendment that our manager determines to be necessary or appropriate for the authorization, establishment, creation or issuance of any additional series;
●
an amendment effected, necessitated or contemplated by a merger agreement that has been approved under the terms of the operating agreement;
●
any amendment that our manager determines to be necessary or appropriate for the formation by our company of, or its investment in, any corporation, partnership or other entity, as otherwise permitted by the operating agreement;
●
a change in the fiscal year or taxable year and related changes; and
●
any other amendments which our manager deems necessary or appropriate to enable our manager to exercise its authority under the Agreement.
In each case, our manager may make such amendments to the operating agreement provided our manager determines that those amendments:
●
do not adversely affect the interest holders (including any particular series of interests as compared to other series of interests) in any material respect;
●
are necessary or appropriate to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute;

●
are necessary or appropriate to facilitate the trading of interests or to comply with any rule, regulation, guideline or requirement of any securities exchange on which the interests may be listed for trading, compliance with any of which our manager deems to be in the best interests of our company and the interest holders;
●
are necessary or appropriate for any action taken by our manager relating to splits or combinations of interests under the provisions of the operating agreement; or
●
are required to effect the intent expressed in this prospectus or the intent of the provisions of the operating agreement or are otherwise contemplated by the operating agreement.
Furthermore, our manager retains sole discretion to create and set the terms of any new series and will have the sole power to acquire, manage and dispose of underlying asset of each series.
Liquidation Rights
The operating agreement provides that our company shall remain in existence until the earlier of the following: (i) the election of our manager to dissolve it; (ii) the sale, exchange or other disposition of substantially all of the assets of our company; (iii) the entry of a decree of judicial dissolution of our company; (iv) at any time that our company no longer has any members, unless the business is continued in accordance with the LLC Act; and (v) a vote by a majority of all interest holders of our company following the for-cause removal of our manager.  Under no circumstances may our company be wound up in accordance with Section 18-801(a)(3) of the LLC Act (i.e., the vote of members who hold more than two-thirds of the interests in the profits of our company).
A series shall remain in existence until the earlier of the following: (i) the dissolution of our company, (ii) the election of our manager to dissolve such series; (iii) the sale, exchange or other disposition of substantially all of the assets of the series; or (iv) at any time that the series no longer has any members, unless the business is continued in accordance with the LLC Act.  Under no circumstances may a series of interests be wound up in accordance with Section 18-801(a)(3) of the LLC Act (i.e., the vote of members holding more than two-thirds of the interests in the profits of the series).
Upon the occurrence of any such event, our manager (or a liquidator selected by our manager) is charged with winding up the affairs of the series or our company as a whole, as applicable, and liquidating its assets. Upon the liquidation of a series or our company as a whole, as applicable, the underlying assets will be liquidated and any after-tax proceeds distributed: (i) first, to any third-party creditors, (ii) second, to any creditors that are our manager or its affiliates (e.g., payment of any outstanding Operating Expenses Reimbursement Obligation), and thereafter, (iii) first, 100% to the interest holders of the relevant series, allocated pro rata based on the number of interests held by each interest holder (which may include our manager, any of its affiliates and asset sellers and which distribution within a series will be made consistent with any preferences which exist within such series) until the interest holders receive back 100% of their capital contribution and second, (A) 10% to our manager and (B) 90% to the interest holders of the relevant series, allocated pro rata based on the number of interests held by each interest holder (which may include our manager, any of its affiliates and asset sellers and which distribution within a series will be made consistent with any preferences which exist within such series).
Transfer Restrictions

Each series of our interests are subject to restrictions on transferability. A holder of interests may not transfer, assign or pledge its interests without the consent of our manager.  Our manager may withhold consent in its sole discretion, including when our manager determines that such transfer, assignment or pledge would result in (a) there being more than 2,000 beneficial owners in such series or more than 500 beneficial owners in such series that are not “accredited investors” (provided that our manager may waive such limitations), (b) the assets of such series being deemed “plan assets” for purposes of ERISA, (c) a change of U.S. federal income tax treatment of our company and/or such series, or (d) our company, such series or our manager being subject to additional regulatory requirements. The transferring holder is responsible for all costs and expenses arising in connection with any proposed transfer (regardless of whether such sale is completed) including any legal fees incurred by us or any broker or dealer, any costs or expenses in connection with any opinion of counsel and any transfer taxes and filing fees. The restrictions on transferability listed above will also apply to any resale of interests via the Liquidity Platform (see “Description of the Business – Liquidity Platform” for additional information).
Our manager may transfer all or any portion of the interests held by it at any time and from time to time, in accordance with applicable securities laws, either directly or through brokers, via the Liquidity Platform, or otherwise.
Additionally, unless and until the interests are listed or quoted for trading, there are restrictions on the holder’s ability to the pledge or transfer the interests.  There can be no assurance that we will, or will be able to, register our interests for resale. Therefore, investors may be required to hold their interests indefinitely. Please refer to the subscription agreement for additional information regarding these restrictions.  To the extent certificated, the interests issued in each offering will bear a legend setting forth these restrictions on transfer and any legends required by state securities laws.
Agreement to be Bound by the Operating Agreement; Power of Attorney
By purchasing interests, the investor will be admitted as a member of our company and will be bound by the provisions of, and deemed to be a party to, the operating agreement.  Pursuant to the operating agreement, each investor grants to our manager a power of attorney to, among other things, execute and file documents required for our qualification, continuance or dissolution. The power of attorney also grants our manager the authority to make certain amendments to, and to execute and deliver such other documents as may be necessary or appropriate to carry out the provisions or purposes of, the operating agreement.
Duties of Officers
The operating agreement provides that, except as may otherwise be provided by the operating agreement, the property, affairs and business of each series of interests will be managed under the direction of our manager.  Our manager has the power to appoint the officers and such officers have the authority and exercise the powers and perform the duties specified in the operating agreement or as may be specified by our manager. Our manager will be appointed as the asset manager of each series to manage the underlying assets.
We may decide to enter into separate indemnification agreements with the directors and officers of our company, our manager or our asset manager (including if our manager or asset manager appointed is not Otis Wealth, Inc.).  If entered into, each indemnification agreement is likely to provide, among other things, for indemnification to the fullest extent permitted by law and the operating agreement against any and all expenses, judgments, fines, penalties and amounts paid in settlement of any claim.  The indemnification agreements may also provide for the advancement or payment of all expenses to the indemnitee and for reimbursement to our company if it is found that such indemnitee is not entitled to such indemnification under applicable law and the operating agreement.
Books and Reports
We are required to keep appropriate books of the business at our principal offices.  The books will be maintained for both tax and financial reporting purposes on a basis that permits the preparation of financial statements in accordance with GAAP.  For financial reporting purposes and tax purposes, the fiscal year and the tax year are the calendar year, unless otherwise determined by our manager in accordance with the Internal Revenue Code.  Our manager will file with the Commission periodic reports as required by applicable securities laws.

Under the Securities Act, we must update this offering circular upon the occurrence of certain events, such as asset acquisitions. We will file updated offering circulars and offering circular supplements with the Commission. We are also subject to the informational reporting requirements of the Exchange Act that are applicable to Tier 2 companies whose securities are qualified pursuant to Regulation A, and accordingly, we will file annual reports, semiannual reports and other information with the Commission. In addition, we plan to provide holders of interests with periodic updates, including offering circulars, offering circular supplements, pricing supplements, information statements and other information.
We will provide such documents and periodic updates electronically through the Otis Platform. As documents and periodic updates become available, we will notify holders of interests of this by sending the holders an email message or a message through the Otis Platform that will include instructions on how to retrieve the periodic updates and documents. If our email notification is returned to us as “undeliverable,” we will contact the holder to obtain an updated email address. We will provide holders with copies via email or paper copies at any time upon request. The contents of the Otis Platform are not incorporated by reference in or otherwise a part of this offering circular.
Exclusive Jurisdiction
Under Section 15.08 of our operating agreement, any dispute in relation to the operating agreement is subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, and each investor will covenant and agree not to bring any such claim in any other venue. If a holder of the interests were to bring a claim against our company or our manager pursuant to the operating agreement, it would have to do so in the Delaware Court of Chancery. Notwithstanding the foregoing, if, for any reason, the Delaware Chancery Court does not have jurisdiction over an action, then the action may be brought in other federal or state courts located in Delaware.
We believe the provision benefits us by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies and in limiting our litigation costs, the forum selection provision may limit investors’ ability to bring claims in judicial forums that they find favorable to such disputes and may discourage lawsuits with respect to such claims. We have adopted the provision to limit the time and expense incurred by our management to challenge any such claims. As a company with a small management team, this provision allows our officers to not lose a significant amount of time travelling to any particular forum so they may continue to focus on operations of our company.
Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder.  We believe that the exclusive forum provision applies to claims arising under the Securities Act, but there is uncertainty as to whether a court would enforce such a provision in this context. Further, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the exclusive forum provision would require suits to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction to be brought in federal court located in Delaware. Investors will not be deemed to have waived our compliance with the federal securities laws and the rules and regulations thereunder.
Waiver of Right to Trial by Jury
Our operating agreement provides that each investor waives the right to a jury trial for any claim they may have against us arising out of, or relating to, the operating agreement and any transaction arising under the operating agreement, which could include claims under federal securities law. By subscribing to this offering and adhering to the operating agreement, the investor warrants that the investor has reviewed this waiver, and knowingly and voluntarily waives his or her jury trial rights. If we opposed a jury trial demand based on the waiver, a court would determine whether the waiver was enforceable given the facts and circumstances of that case in accordance with applicable case law.
Listing

The interests offered hereby are not currently listed or quoted for trading on any national securities exchange or national quotation system.

MATERIAL UNITED STATES TAX CONSIDERATIONS
The following is a summary of the material United States federal income tax consequences of the ownership and disposition of the interests offered hereby to United States holders, but does not purport to be a complete analysis of all the potential tax considerations relating thereto. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, or the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as of the date hereof. These authorities may be changed, possibly retroactively, so as to result in United States federal income tax consequences different from those set forth below. We have not sought any ruling from the U.S. Internal Revenue Service, or the IRS, with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS will agree with such statements and conclusions.
This summary also does not address the tax considerations arising under the laws of any United States state or local or any non-United States jurisdiction or under United States federal gift and estate tax laws. In addition, this discussion does not address tax considerations applicable to an investor’s particular circumstances or to investors that may be subject to special tax rules, including, without limitation:
●
banks, insurance companies or other financial institutions;
●
persons subject to the alternative minimum tax;
●
tax-exempt organizations;
●
dealers in securities or currencies;
●
traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;
●
persons that own, or are deemed to own, more than five percent of the series of interests (except to the extent specifically set forth below);
●
certain former citizens or long-term residents of the United States;
●
persons who hold the interests as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction;
●
persons who do not hold the interests as a capital asset within the meaning of Section 1221 of the Code (generally, for investment purposes); or
●
persons deemed to sell the interests under the constructive sale provisions of the Code.
In addition, if a partnership, including any entity or arrangement, domestic or foreign, classified as a partnership for United States federal income tax purposes, holds interests, the tax treatment of a partner generally will depend on the status of the partner and upon the activities of the partnership. Accordingly, partnerships that hold interests, and partners in such partnerships, should consult their tax advisors.
You are urged to consult your tax advisor with respect to the application of the United States federal income tax laws to your particular situation, as well as any tax consequences of the purchase, ownership and disposition of the interests arising under the United States federal estate or gift tax rules or under the laws of any United States state or local or any foreign taxing jurisdiction or under any applicable tax treaty.
Taxation of Each Series of Interests is Intended to be as a “C” Corporation

Proposed but not yet finalized regulations, as well as one private ruling by the IRS, indicate that each series of a series limited liability company such as our company should each be treated as a separate entity formed under local law.  Our company intends to elect for each series of interests in the company to be taxed as a “C” corporation under Subchapter C of the Code, and expects that each series will be treated as a corporation for all federal and state tax purposes. Thus, each series of interests will be taxed at regular corporate rates on its income, including any gain from the sale or exchange of the assets that will be held by each series, before making any distributions to interest holders as described below.
Taxation of Distributions to Investors
A “U.S. Holder” includes a beneficial owner of interests that is, for U.S. federal income tax purposes, an individual citizen or resident of the United States.
Distributions to U.S. Holders out of each series’ current or accumulated earnings and profits (which would include any gains derived from the sale or exchange of the assets that will be held by each series, net of tax paid or accrued thereon, will be taxable to U.S. Holders as dividends. A U.S. Holder who receives a distribution constituting “qualified dividend income” may be eligible for reduced federal income tax rates. U.S. Holders are urged to consult their tax advisors as to whether any dividends paid by a series would be “qualified dividend income.” Distributions in excess of the current and accumulated earnings and profits of a series will not be taxable to a U.S. Holder to the extent that the distributions do not exceed the adjusted tax basis of the U.S. Holder’s interests. Rather, such distributions will reduce the adjusted basis of such U.S. Holder’s interests. Distributions in excess of current and accumulated earnings and profits that exceed the U.S. Holder’s adjusted basis in its interests will be taxable as capital gain in the amount of such excess if the interests are held as a capital asset. In addition, a 3.8% tax applies to certain investment income (referred to as the 3.8% NIIT).  In general, in the case of an individual, this tax is equal to 3.8% of the lesser of (i) the taxpayer’s “net investment income” or (ii) the excess of the taxpayer’s adjusted gross income over the applicable threshold amount ($250,000 for taxpayers filing a joint return, $125,000 for married individuals filing separate returns and $200,000 for other taxpayers). In the case of an estate or trust, the 3.8% tax will be imposed on the lesser of (x) the undistributed net investment income of the estate or trust for the taxable year, or (y) the excess of the adjusted gross income of the estate or trust for such taxable year over a beginning dollar amount (currently $7,500 of the highest tax bracket for such year).  Dividends are included as investment income in the determination of “net investment income” under Section 1411(c) of the Code.
Taxation of Dispositions of Interests
Upon any taxable sale or other disposition of interests, a U.S. Holder will recognize gain or loss for federal income tax purposes on the disposition in an amount equal to the difference between (i) the amount of cash and the fair market value of any property received on such disposition and (ii) the U.S. Holder’s adjusted tax basis in the interests. A U.S. Holder’s adjusted tax basis in the interests generally equals his, her or its initial amount paid for the interests and decreased by the amount of any distributions to the investor in excess of current or accumulated earnings and profits. In computing gain or loss, the proceeds that U.S. Holders receive will include the amount of any cash and the fair market value of any other property received for their interests, and the amount of any actual or deemed relief from indebtedness encumbering their interests. The gain or loss will be long-term capital gain or loss if the interests are held for more than one year before disposition. Long-term capital gains of individuals, estates and trusts currently are taxed at a maximum rate of 20% (plus any applicable state income taxes) plus the 3.8% NIIT. The deductibility of capital losses may be subject to limitation and depends on the circumstances of a particular U.S. Holder; the effect of such limitation may be to defer or to eliminate any tax benefit that might otherwise be available from a loss on a disposition of the interests. Capital losses are first deducted against capital gains, and, in the case of non-corporate taxpayers, any remaining such losses are deductible against salaries or other income from services or income from portfolio investments only to the extent of $3,000 per year.
Backup Withholding and Information Reporting
Generally, we must report annually to the IRS the amount of dividends paid to you, your name and address, and the amount of tax withheld, if any. A similar report will be sent to you.

Payments of dividends or of proceeds on the disposition of the interests made to you may be subject to additional information reporting and under some circumstances to backup withholding at a current rate of 24% unless you establish an exemption.  Backup withholding is not an additional tax; rather, the federal income tax liability of persons subject to backup withholding is reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may generally be obtained from the IRS, provided that the required information is furnished to the IRS in a timely manner.
The preceding discussion of United States federal tax considerations is for general information only. It is not tax advice. Each prospective investor should consult its own tax advisor regarding the particular United States federal, state and local and foreign tax consequences, if applicable, of purchasing, holding and disposing of the interests, including the consequences of any proposed change in applicable laws.

LEGAL MATTERS
The validity of the interests offered hereby will be passed upon for us by Bevilacqua PLLC.

INDEPENDENT AUDITOR
Our financial statements as of December 31, 2020 and 2019 included in this offering circular have been audited by Artesian CPA, LLC, an independent auditor, as stated in its report appearing in this offering circular. Such financial statements have been so included in reliance upon the report of such firm given upon its authority in accounting and auditing.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
We have filed with the Commission an offering statement on Form 1-A under the Securities Act with respect to the interests offered by this offering circular. This offering circular does not contain all of the information included in the offering statement, portions of which are omitted as permitted by the rules and regulations of the Commission. For further information pertaining to us and the interests to be sold in the offerings, you should refer to the offering statement and its exhibits. Whenever we make reference in this offering circular to any of our contracts, agreements or other documents, the references are not necessarily complete, and you should refer to the exhibits attached to the offering statement for copies of the actual contract, agreement or other document filed as an exhibit to the offering statement or such other document, each such statement being qualified in all respects by such reference.
We are subject to the informational requirements of Tier 2 of Regulation A and are required to file annual reports, semiannual reports, current reports and other information with the Commission. We will make these documents publicly available, free of charge, on the Otis Platform as soon as reasonably practicable after filing such documents with the Commission.
You can read the offering statement and our filings with the Commission over the Internet at the Commission’s website at www.sec.gov. You may also read and copy any document we file with the Commission at its public reference facility at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the Commission. Please call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference facilities.
Our manager will answer inquiries from potential investors concerning the interests, our company, our manager and other matters relating to the offer and sale of the interests under this offering circular.  We will afford the potential investors the opportunity to obtain any additional information to the extent we possess such information or can acquire such information without unreasonable effort or expense that is necessary to verify the information in this offering circular.
Requests and inquiries regarding this offering circular should be directed to:
Otis Wealth, Inc.
335 Madison Ave 4th floor
New York, NY 10017
E-Mail: hello@otiswealth.com
Tel: (201) 479-4408
Attention: Michael Karnjanaprakorn
We will provide requested information to the extent that we possess such information or can acquire it without unreasonable effort or expense.

FINANCIAL STATEMENTS

Page
Consolidated Financial Statements for the Years Ended December 31, 2020 and December 31, 2019
Independent Auditor’s Report	F-163
Consolidated Balance Sheets as of December 31, 2020, with Consolidating Supplemental Information	F-166
Consolidated Balance Sheets as of December 31, 2019, with Consolidating Supplemental Information	F-183
Consolidated Statements of Operations for the Year Ended December 31, 2020, with Consolidating Supplemental Information	F-188
Consolidated Statements of Operations for the Year Ended December 31, 2019, with Consolidating Supplemental Information	F-199
Consolidated Statements of Changes in Members’ Equity for the Years Ended December 31, 2020 and December 31, 2019, with Consolidating Supplemental Information	F-201
Consolidated Statements of Cash Flows for the Year Ended December 31, 2020, with Consolidating Supplemental Information	F-207
Consolidated Statements of Cash Flows for the Year Ended December 31, 2019, with Consolidating Supplemental Information	F-224
Notes to Consolidated Financial Statements for the Years Ended December 31, 2020 and December 31, 2019	F-229

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series #KW Consol. Info	Series Drop 002 Consol. Info	Series Drop 003 Consol. Info	Series Drop 004 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$125	$774	$61	$710
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	125	774	61	710

OTHER ASSETS
Art and Other Collectible Assets	237,500	30,000	34,000	44,341
TOTAL OTHER ASSETS	237,500	30,000	34,000	44,341

TOTAL ASSETS	$237,625	$30,774	$34,061	$45,051

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	1,463	1,635	1,657	2,028
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	1,463	1,635	1,657	2,028
TOTAL CURRENT LIABILITIES	1,463	1,635	1,657	2,028

MEMBERS’ EQUITY
Contributed Capital	418	317	319	318
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	250,000	32,677	34,657	46,539
Distributions	-	-	-	-
Accumulated Deficit	(14,256)	(3,855)	(2,572)	(3,834)
TOTAL MEMBERS’ EQUITY	236,162	29,139	32,404	43,023

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$237,625	$30,774	$34,061	$45,051

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 005 Consol. Info	Series Drop 006 Consol. Info	Series Drop 007 Consol. Info	Series Drop 008 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$445	$-	$-	$818
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	445	-	-	818

OTHER ASSETS
Art and Other Collectible Assets	90,000	-	-	35,000
TOTAL OTHER ASSETS	90,000	-	-	35,000

TOTAL ASSETS	$90,445	$-	$-	$35,818

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	1,979	-	-	974
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	1,979	-	-	974
TOTAL CURRENT LIABILITIES	1,979	-	-	974

MEMBERS’ EQUITY
Contributed Capital	319	-	-	318
Equity Interest to Artist / Third party	-	-	-	8,000
Membership Contributions	94,164	-	-	31,758
Distributions	-	-	-	-
Accumulated Deficit	(6,017)	-	-	(5,232)
TOTAL MEMBERS’ EQUITY	88,466	-	-	34,844

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$90,445	$-	$-	$35,818

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 009 Consol. Info	Series Drop 010 Consol. Info	Series Gallery Drop 011 Consol. Info	Series Gallery Drop 012 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$2,587	$11	$97	$2,494
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	2,587	11	97	2,494

OTHER ASSETS
Art and Other Collectible Assets	310,000	24,000	23,000	140,000
TOTAL OTHER ASSETS	310,000	24,000	23,000	140,000

TOTAL ASSETS	$312,587	$24,011	$23,097	$142,494

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	3,243	1,600	1,594	2,266
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	3,243	1,600	1,594	2,266
TOTAL CURRENT LIABILITIES	3,243	1,600	1,594	2,266

MEMBERS’ EQUITY
Contributed Capital	318	319	419	419
Equity Interest to Artist / Third party	-	-	5,000	-
Membership Contributions	322,729	24,755	19,805	149,614
Distributions	-	-	-	-
Accumulated Deficit	(13,703)	(2,663)	(3,721)	(9,805)
TOTAL MEMBERS’ EQUITY	309,344	22,411	21,503	140,228

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$312,587	$24,011	$23,097	$142,494

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 013 Consol. Info	Series Gallery Drop 014 Consol. Info	Series Gallery Drop 015 Consol. Info	Series Gallery Drop 016 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$388	$154	$5	$127
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	388	154	5	127

OTHER ASSETS
Art and Other Collectible Assets	84,150	30,000	24,750	19,539
TOTAL OTHER ASSETS	84,150	30,000	24,750	19,539

TOTAL ASSETS	$84,538	$30,154	$24,755	$19,666

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	995	1,634	1,914	1,574
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	995	1,634	1,914	1,574
TOTAL CURRENT LIABILITIES	995	1,634	1,914	1,574

MEMBERS’ EQUITY
Contributed Capital	179	419	419	319
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	89,118	32,677	26,735	20,794
Distributions	-	-	-	-
Accumulated Deficit	(5,754)	(4,576)	(4,313)	(3,021)
TOTAL MEMBERS’ EQUITY	83,543	28,520	22,841	18,092

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$84,538	$30,154	$24,755	$19,666

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 017 Consol. Info	Series Gallery Drop 018 Consol. Info	Series Gallery Drop 019 Consol. Info	Series Gallery Drop 020 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$259	$65	$7	$485
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	259	65	7	485

OTHER ASSETS
Art and Other Collectible Assets	49,500	11,600	18,900	134,000
TOTAL OTHER ASSETS	49,500	11,600	18,900	134,000

TOTAL ASSETS	$49,759	$11,665	$18,907	$134,485

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	1,747	1,529	1,570	1,991
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	1,747	1,529	1,570	1,991
TOTAL CURRENT LIABILITIES	1,747	1,529	1,570	1,991

MEMBERS’ EQUITY
Contributed Capital	319	319	320	319
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	53,471	11,883	22,279	135,163
Distributions	-	-	-	-
Accumulated Deficit	(5,778)	(2,066)	(5,262)	(2,988)
TOTAL MEMBERS’ EQUITY	48,012	10,136	17,337	132,494

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$49,759	$11,665	$18,907	$134,485

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 021 Consol. Info	Series Gallery Drop 022 Consol. Info	Series Gallery Drop 023 Consol. Info	Series Gallery Drop 024 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$180	$866	$103	$153
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	180	866	103	153

OTHER ASSETS
Art and Other Collectible Assets	26,560	29,948	15,000	23,000
TOTAL OTHER ASSETS	26,560	29,948	15,000	23,000

TOTAL ASSETS	$26,740	$30,814	$15,103	$23,153

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	1,613	1,354	858	904
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	1,613	1,354	858	904
TOTAL CURRENT LIABILITIES	1,613	1,354	858	904

MEMBERS’ EQUITY
Contributed Capital	320	319	319	319
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	27,230	31,686	18,814	23,765
Distributions	-	-	-	-
Accumulated Deficit	(2,423)	(2,545)	(4,888)	(1,835)
TOTAL MEMBERS’ EQUITY	25,127	29,460	14,245	22,249

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$26,740	$30,814	$15,103	$23,153

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 025 Consol. Info	Series Gallery Drop 026 Consol. Info	Series Gallery Drop 027 Consol. Info	Series Gallery Drop 028 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$8,359	$715	$440	$119
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	8,359	715	440	119

OTHER ASSETS
Art and Other Collectible Assets	-	95,000	61,000	18,500
TOTAL OTHER ASSETS	-	95,000	61,000	18,500

TOTAL ASSETS	$8,359	$95,715	$61,440	$18,619

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	8,355	-	-	-
Due to Manager	-	1,318	1,123	878
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	8,355	1,318	1,123	878
TOTAL CURRENT LIABILITIES	8,355	1,318	1,123	878

MEMBERS’ EQUITY
Contributed Capital	5,658	318	318	318
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	69,314	99,020	61,888	19,804
Distributions	(75,149)	-	-	-
Accumulated Deficit	181	(4,941)	(1,889)	(2,381)
TOTAL MEMBERS’ EQUITY	4	94,397	60,317	17,741

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$8,359	$95,715	$61,440	$18,619

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 029 Consol. Info	Series Gallery Drop 030 Consol. Info	Series Gallery Drop 031 Consol. Info	Series Gallery Drop 032 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$383	$169	$294	$12
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	383	169	294	12

OTHER ASSETS
Art and Other Collectible Assets	53,309	24,000	43,750	4,844
TOTAL OTHER ASSETS	53,309	24,000	43,750	4,844

TOTAL ASSETS	$53,692	$24,169	$44,044	$4,856

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	1,078	910	405	790
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	1,078	910	405	790
TOTAL CURRENT LIABILITIES	1,078	910	405	790

MEMBERS’ EQUITY
Contributed Capital	318	318	79	318
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	54,461	27,726	47,530	4,951
Distributions	-	-	-	-
Accumulated Deficit	(2,165)	(4,785)	(3,970)	(1,203)
TOTAL MEMBERS’ EQUITY	52,614	23,259	43,639	4,066

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$53,692	$24,169	$44,044	$4,856

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 033 Consol. Info	Series Gallery Drop 034 Consol. Info	Series Gallery Drop 035 Consol. Info	Series Gallery Drop 036 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$120	$2,940	$506	$322
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	120	2,940	506	322

OTHER ASSETS
Art and Other Collectible Assets	21,475	405,000	72,700	48,202
TOTAL OTHER ASSETS	21,475	405,000	72,700	48,202

TOTAL ASSETS	$21,595	$407,940	$73,206	$48,524

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	405	3,098	1,190	1,048
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	405	3,098	1,190	1,048
TOTAL CURRENT LIABILITIES	405	3,098	1,190	1,048

MEMBERS’ EQUITY
Contributed Capital	79	318	318	318
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	23,765	410,810	74,265	50,500
Distributions	-	-	-	-
Accumulated Deficit	(2,654)	(6,286)	(2,567)	(3,342)
TOTAL MEMBERS’ EQUITY	21,190	404,842	72,016	47,476

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$21,595	$407,940	$73,206	$48,524

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 037 Consol. Info	Series Gallery Drop 038 Consol. Info	Series Gallery Drop 039 Consol. Info	Series Gallery Drop 040 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$143	$35	$62	$43
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	143	35	62	43

OTHER ASSETS
Art and Other Collectible Assets	24,758	72,405	62,500	33,211
TOTAL OTHER ASSETS	24,758	72,405	62,500	33,211

TOTAL ASSETS	$24,901	$72,440	$62,562	$33,254

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	914	1,188	1,131	405
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	914	1,188	1,131	405
TOTAL CURRENT LIABILITIES	914	1,188	1,131	405

MEMBERS’ EQUITY
Contributed Capital	319	318	318	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	26,240	72,765	66,800	35,145
Distributions	-	-	-	-
Accumulated Deficit	(2,572)	(1,831)	(5,687)	(2,375)
TOTAL MEMBERS’ EQUITY	23,987	71,252	61,431	32,849

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$24,901	$72,440	$62,562	$33,254

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 041 Consol. Info	Series Gallery Drop 042 Consol. Info	Series Gallery Drop 043 Consol. Info	Series Gallery Drop 044 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$49	$71	$50	$50
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	49	71	50	50

OTHER ASSETS
Art and Other Collectible Assets	4,969	20,000	63,000	650,000
TOTAL OTHER ASSETS	4,969	20,000	63,000	650,000

TOTAL ASSETS	$5,018	$20,071	$63,050	$650,050

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	801	887	405	405
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	801	887	405	405
TOTAL CURRENT LIABILITIES	801	887	405	405

MEMBERS’ EQUITY
Contributed Capital	318	318	79	79
Equity Interest to Artist / Third party	-	-	-	150,000
Membership Contributions	5,445	20,790	66,330	512,833
Distributions	-	-	-	-
Accumulated Deficit	(1,546)	(1,924)	(3,764)	(13,267)
TOTAL MEMBERS’ EQUITY	4,217	19,184	62,645	649,645

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$5,018	$20,071	$63,050	$650,050

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 045 Consol. Info	Series Gallery Drop 046 Consol. Info	Series Gallery Drop 047 Consol. Info	Series Gallery Drop 048 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	216,000	50,400	28,800	56,250
TOTAL OTHER ASSETS	216,000	50,400	28,800	56,250

TOTAL ASSETS	$216,050	$50,450	$28,850	$56,300

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	405	405	405	405
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	405	405	405	405
TOTAL CURRENT LIABILITIES	405	405	405	405

MEMBERS’ EQUITY
Contributed Capital	79	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	227,700	52,470	29,700	57,420
Distributions	-	-	-	-
Accumulated Deficit	(12,134)	(2,504)	(1,334)	(1,604)
TOTAL MEMBERS’ EQUITY	215,645	50,045	28,445	55,895

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$216,050	$50,450	$28,850	$56,300

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 049 Consol. Info	Series Gallery Drop 050 Consol. Info	Series Gallery Drop 051 Consol. Info	Series Gallery Drop 052 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	214,500	27,500	29,000	9,000
TOTAL OTHER ASSETS	214,500	27,500	29,000	9,000

TOTAL ASSETS	$214,550	$27,550	$29,050	$9,050

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	405	405	405	405
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	405	405	405	405
TOTAL CURRENT LIABILITIES	405	405	405	405

MEMBERS’ EQUITY
Contributed Capital	79	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	222,750	29,205	30,640	9,900
Distributions	-	-	-	-
Accumulated Deficit	(8,684)	(2,139)	(2,074)	(1,334)
TOTAL MEMBERS’ EQUITY	214,145	27,145	28,645	8,645

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$214,550	$27,550	$29,050	$9,050

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 053 Consol. Info	Series Gallery Drop 054 Consol. Info	Series Gallery Drop 055 Consol. Info	Series Gallery Drop 056 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	78,000	18,000	45,100	20,100
TOTAL OTHER ASSETS	78,000	18,000	45,100	20,100

TOTAL ASSETS	$78,050	$18,050	$45,150	$20,150

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	405	405	405	405
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	405	405	405	405
TOTAL CURRENT LIABILITIES	405	405	405	405

MEMBERS’ EQUITY
Contributed Capital	79	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	78,705	18,810	47,025	20,988
Distributions	-	-	-	-
Accumulated Deficit	(1,139)	(1,244)	(2,359)	(1,322)
TOTAL MEMBERS’ EQUITY	77,645	17,645	44,745	19,745

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$78,050	$18,050	$45,150	$20,150

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 057 Consol. Info	Series Gallery Drop 058 Consol. Info	Series Gallery Drop 059 Consol. Info	Series Gallery Drop 060 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	17,100	21,260	73,700	48,500
TOTAL OTHER ASSETS	17,100	21,260	73,700	48,500

TOTAL ASSETS	$17,150	$21,310	$73,750	$48,550

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	405	405	715	405
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	405	405	715	405
TOTAL CURRENT LIABILITIES	405	405	715	405

MEMBERS’ EQUITY
Contributed Capital	79	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	17,820	22,176	76,824	50,589
Distributions	-	-	-	-
Accumulated Deficit	(1,154)	(1,350)	(3,868)	(2,523)
TOTAL MEMBERS’ EQUITY	16,745	20,905	73,035	48,145

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$17,150	$21,310	$73,750	$48,550

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 061 Consol. Info	Series Gallery Drop 062 Consol. Info	Series Gallery Drop 063 Consol. Info	Series Gallery Drop 064 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	21,990	15,400	20,000	32,000
TOTAL OTHER ASSETS	21,990	15,400	20,000	32,000

TOTAL ASSETS	$22,040	$15,450	$20,050	$32,050

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	405	405	405	405
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	405	405	405	405
TOTAL CURRENT LIABILITIES	405	405	405	405

MEMBERS’ EQUITY
Contributed Capital	79	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	22,869	16,038	20,889	33,363
Distributions	-	-	-	-
Accumulated Deficit	(1,313)	(1,072)	(1,323)	(1,797)
TOTAL MEMBERS’ EQUITY	21,635	15,045	19,645	31,645

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$22,040	$15,450	$20,050	$32,050

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 065 Consol. Info	Series Gallery Drop 066 Consol. Info	Series Gallery Drop 067 Consol. Info	Series Gallery Drop 068 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$-	$18	$50
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	50	-	18	50

OTHER ASSETS
Art and Other Collectible Assets	20,080	90,000	60,000	24,000
TOTAL OTHER ASSETS	20,080	90,000	60,000	24,000

TOTAL ASSETS	$20,130	$90,000	$60,018	$24,050

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	405	405	405	405
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	405	405	405	405
TOTAL CURRENT LIABILITIES	405	405	405	405

MEMBERS’ EQUITY
Contributed Capital	79	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	20,889	93,753	62,568	25,047
Distributions	-	-	-	-
Accumulated Deficit	(1,243)	(4,237)	(3,034)	(1,481)
TOTAL MEMBERS’ EQUITY	19,725	89,595	59,613	23,645

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$20,130	$90,000	$60,018	$24,050

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 069 Consol. Info	Series Gallery Drop 070 Consol. Info	Series Gallery Drop 071 Consol. Info	Series Gallery Drop 072 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	35,128	31,200	75,000	280,000
TOTAL OTHER ASSETS	35,128	31,200	75,000	280,000

TOTAL ASSETS	$35,178	$31,250	$75,050	$280,050

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	405	365	365	365
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	405	365	365	365
TOTAL CURRENT LIABILITIES	405	365	365	365

MEMBERS’ EQUITY
Contributed Capital	79	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	36,630	32,472	78,111	294,525
Distributions	-	-	-	-
Accumulated Deficit	(1,936)	(1,666)	(3,505)	(14,919)
TOTAL MEMBERS’ EQUITY	34,773	30,885	74,685	279,685

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$35,178	$31,250	$75,050	$280,050

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 073 Consol. Info	Series Gallery Drop 074 Consol. Info	Series Gallery Drop 075 Consol. Info	Series Gallery Drop 076 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$-	$50
Subscriptions Receivable	-	-	58,300	-
TOTAL CURRENT ASSETS	50	50	58,300	50

OTHER ASSETS
Art and Other Collectible Assets	44,280	20,910	55,350	55,350
TOTAL OTHER ASSETS	44,280	20,910	55,350	55,350

TOTAL ASSETS	$44,330	$20,960	$113,650	$55,400

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	55,350	-
Accounts Payable	-	-	-	-
Due to Manager	365	365	-	365
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	365	365	55,350	365
TOTAL CURRENT LIABILITIES	365	365	55,350	365

MEMBERS’ EQUITY
Contributed Capital	79	79	-	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	46,134	21,780	58,300	57,717
Distributions	-	-	-	-
Accumulated Deficit	(2,248)	(1,264)	-	(2,761)
TOTAL MEMBERS’ EQUITY	43,965	20,595	58,300	55,035

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$44,330	$20,960	$113,650	$55,400

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 077 Consol. Info	Series Gallery Drop 078 Consol. Info	Series Gallery Drop 079 Consol. Info	Series Gallery Drop 080 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$50	$50
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	50	50	50	50

OTHER ASSETS
Art and Other Collectible Assets	36,900	20,910	20,098	15,000
TOTAL OTHER ASSETS	36,900	20,910	20,098	15,000

TOTAL ASSETS	$36,950	$20,960	$20,148	$15,050

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Accounts Payable	-	-	-	-
Due to Manager	365	365	365	365
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	365	365	365	365
TOTAL CURRENT LIABILITIES	365	365	365	365

MEMBERS’ EQUITY
Contributed Capital	79	79	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	38,412	21,780	20,988	15,642
Distributions	-	-	-	-
Accumulated Deficit	(1,906)	(1,264)	(1,284)	(1,036)
TOTAL MEMBERS’ EQUITY	36,585	20,595	19,783	14,685

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$36,950	$20,960	$20,148	$15,050

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 081 Consol. Info	Series Gallery Drop 082 Consol. Info	Series Gallery Drop 083 Consol. Info	Series Gallery Drop 084 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$50	$50	$-
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	-	50	50	-

OTHER ASSETS
Art and Other Collectible Assets	480,000	80,000	45,000	52,000
TOTAL OTHER ASSETS	480,000	80,000	45,000	52,000

TOTAL ASSETS	$480,000	$80,050	$45,050	$52,000

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	480,000	-	-	52,000
Accounts Payable	-	-	-	-
Due to Manager	-	365	365	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	480,000	365	365	52,000
TOTAL CURRENT LIABILITIES	480,000	365	365	52,000

MEMBERS’ EQUITY
Contributed Capital	-	79	79	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	83,358	46,926	-
Distributions	-	-	-	-
Accumulated Deficit	-	(3,752)	(2,320)	-
TOTAL MEMBERS’ EQUITY	-	79,685	44,685	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$480,000	$80,050	$45,050	$52,000

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 085 Consol. Info	Series Gallery Drop 086 Consol. Info	Series Gallery Drop 087 Consol. Info	Series Gallery Drop 088 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$50	$-	$-
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	-	50	-	-

OTHER ASSETS
Art and Other Collectible Assets	60,000	90,000	231,009	55,250
TOTAL OTHER ASSETS	60,000	90,000	231,009	55,250

TOTAL ASSETS	$60,000	$90,050	$231,009	$55,250

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	60,000	-	231,009	55,250
Accounts Payable	-	-	-	-
Due to Manager	-	325	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	60,000	325	231,009	55,250
TOTAL CURRENT LIABILITIES	60,000	325	231,009	55,250

MEMBERS’ EQUITY
Contributed Capital	-	79	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	93,753	-	-
Distributions	-	-	-	-
Accumulated Deficit	-	(4,107)	-	-
TOTAL MEMBERS’ EQUITY	-	89,725	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$60,000	$90,050	$231,009	$55,250

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 089 Consol. Info	Series Gallery Drop 090 Consol. Info	Series Gallery Drop 091 Consol. Info	Series Gallery Drop 092 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$-	$-	$-
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	50	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	23,904	98,850	37,473	217,356
TOTAL OTHER ASSETS	23,904	98,850	37,473	217,356

TOTAL ASSETS	$23,954	$98,850	$37,473	$217,356

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	98,850	37,473	217,356
Accounts Payable	-	-	-	-
Due to Manager	325	-	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	325	98,850	37,473	217,356
TOTAL CURRENT LIABILITIES	325	98,850	37,473	217,356

MEMBERS’ EQUITY
Contributed Capital	79	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	24,948	-	-	-
Distributions	-	-	-	-
Accumulated Deficit	(1,398)	-	-	-
TOTAL MEMBERS’ EQUITY	23,629	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$23,954	$98,850	$37,473	$217,356

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 093 Consol. Info	Series Gallery Drop 094 Consol. Info	Series Gallery Drop 095 Consol. Info	Series Gallery Drop 096 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$-	$50	$50
Subscriptions Receivable	-	22,800	-	-
TOTAL CURRENT ASSETS	50	22,800	50	50

OTHER ASSETS
Art and Other Collectible Assets	43,471	21,631	45,200	28,981
TOTAL OTHER ASSETS	43,471	21,631	45,200	28,981

TOTAL ASSETS	$43,521	$44,431	$45,250	$29,031

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	21,631	-	-
Accounts Payable	-	-	-	-
Due to Manager	325	-	325	325
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	325	21,631	325	325
TOTAL CURRENT LIABILITIES	325	21,631	325	325

MEMBERS’ EQUITY
Contributed Capital	79	-	79	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	45,342	22,800	47,124	30,195
Distributions	-	-	-	-
Accumulated Deficit	(2,225)	-	(2,278)	(1,568)
TOTAL MEMBERS’ EQUITY	43,196	22,800	44,925	28,706

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$43,521	$44,431	$45,250	$29,031

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 097 Consol. Info	Series Gallery Drop 098 Consol. Info	Series Gallery Drop 099 Consol. Info	Series Gallery Drop 100 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$50	$50	$-	$50
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	50	50	-	50

OTHER ASSETS
Art and Other Collectible Assets	30,000	14,000	130,000	18,520
TOTAL OTHER ASSETS	30,000	14,000	130,000	18,520

TOTAL ASSETS	$30,050	$14,050	$130,000	$18,570

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	130,000	-
Accounts Payable	-	-	-	-
Due to Manager	325	325	-	325
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	325	325	130,000	325
TOTAL CURRENT LIABILITIES	325	325	130,000	325

MEMBERS’ EQUITY
Contributed Capital	79	79	-	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	31,284	14,553	-	19,305
Distributions	-	-	-	-
Accumulated Deficit	(1,638)	(907)	-	(1,139)
TOTAL MEMBERS’ EQUITY	29,725	13,725	-	18,245

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$30,050	$14,050	$130,000	$18,570

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 101 Consol. Info	Series Gallery Drop 102 Consol. Info	Series Gallery Drop 103 Consol. Info	Series Gallery Drop 104 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$50
Subscriptions Receivable	-	14,800	18,400	-
TOTAL CURRENT ASSETS	-	14,800	18,400	50

OTHER ASSETS
Art and Other Collectible Assets	200,750	14,060	17,500	12,489
TOTAL OTHER ASSETS	200,750	14,060	17,500	12,489

TOTAL ASSETS	$200,750	$28,860	$35,900	$12,539

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	200,750	14,060	17,500	-
Accounts Payable	-	-	-	-
Due to Manager	-	-	-	285
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	200,750	14,060	17,500	285
TOTAL CURRENT LIABILITIES	200,750	14,060	17,500	285

MEMBERS’ EQUITY
Contributed Capital	-	-	-	79
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	14,800	18,400	12,969
Distributions	-	-	-	-
Accumulated Deficit	-	-	-	(794)
TOTAL MEMBERS’ EQUITY	-	14,800	18,400	12,254

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$200,750	$28,860	$35,900	$12,539

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 105 Consol. Info	Series Gallery Drop 106 Consol. Info	Series Gallery Drop 107 Consol. Info	Series Gallery Drop 108 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$50	$-
Subscriptions Receivable	-	-	-	31,700
TOTAL CURRENT ASSETS	-	-	50	31,700

OTHER ASSETS
Art and Other Collectible Assets	61,780	26,650	22,606	30,118
TOTAL OTHER ASSETS	61,780	26,650	22,606	30,118

TOTAL ASSETS	$61,780	$26,650	$22,656	$61,818

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	61,780	26,650	-	30,118
Accounts Payable	-	-	-	-
Due to Manager	-	-	285	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	61,780	26,650	285	30,118
TOTAL CURRENT LIABILITIES	61,780	26,650	285	30,118

MEMBERS’ EQUITY
Contributed Capital	-	-	79	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	-	23,562	31,700
Distributions	-	-	-	-
Accumulated Deficit	-	-	(1,270)	-
TOTAL MEMBERS’ EQUITY	-	-	22,371	31,700

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$61,780	$26,650	$22,656	$61,818

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 109 Consol. Info	Series Gallery Drop 110 Consol. Info	Series Gallery Drop 111 Consol. Info	Series Gallery Drop 112 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	30,746	10,080	18,000	57,000
TOTAL OTHER ASSETS	30,746	10,080	18,000	57,000

TOTAL ASSETS	$30,746	$10,080	$18,000	$57,000

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	30,746	10,080	18,000	57,000
Accounts Payable	-	-	-	-
Due to Manager	-	-	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	30,746	10,080	18,000	57,000
TOTAL CURRENT LIABILITIES	30,746	10,080	18,000	57,000

MEMBERS’ EQUITY
Contributed Capital	-	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	-	-	-
Distributions	-	-	-	-
Accumulated Deficit	-	-	-	-
TOTAL MEMBERS’ EQUITY	-	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$30,746	$10,080	$18,000	$57,000

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Unallocated	Total Consolidated
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$28,064
Subscriptions Receivable	-	146,000
TOTAL CURRENT ASSETS	-	174,064

OTHER ASSETS
Art and Other Collectible Assets	-	7,444,641
TOTAL OTHER ASSETS	-	7,444,641

TOTAL ASSETS	$-	$7,618,705

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-
Notes Payable – related party	-	1,905,603
Accounts Payable	-	8,355
Due to Manager	16,756	89,242
Equity Due to Artist	-	-
TOTAL OTHER CURRENT LIABILITIES	16,756	2,003,200
TOTAL CURRENT LIABILITIES	16,756	2,003,200

MEMBERS’ EQUITY
Contributed Capital	7,282	28,875
Equity Interest to Artist / Third party	-	163,000
Membership Contributions	-	5,822,343
Distributions	-	(75,149)
Accumulated Deficit	(24,038)	(323,564)
TOTAL MEMBERS’ EQUITY	(16,756)	5,615,505

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$-	$7,618,705

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series #KW Consol. Info	Series Drop 002 Consol. Info	Series Drop 003 Consol. Info	Series Drop 004 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$1,787	$774	$61	$710
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	1,787	774	61	710

OTHER ASSETS
Art and Other Collectible Assets	237,500	30,000	34,000	44,341
TOTAL OTHER ASSETS	237,500	30,000	34,000	44,341

TOTAL ASSETS	$239,287	$30,774	$34,061	$45,051

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Due to Manager	368	368	367	368
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	368	368	367	368
TOTAL CURRENT LIABILITIES	368	368	367	368

MEMBERS’ EQUITY
Contributed Capital	339	238	240	239
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	250,000	32,677	34,657	46,539
Accumulated Deficit	(11,420)	(2,509)	(1,203)	(2,095)
TOTAL MEMBERS’ EQUITY	238,919	30,406	33,694	44,683

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$239,287	$30,774	$34,061	$45,051

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 005 Consol. Info	Series Drop 006 Consol. Info	Series Drop 007 Consol. Info	Series Drop 008 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$445	$-	$-	$818
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	445	-	-	818

OTHER ASSETS
Art and Other Collectible Assets	90,000	-	-	35,000
TOTAL OTHER ASSETS	90,000	-	-	35,000

TOTAL ASSETS	$90,445	$-	$-	$35,818

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Due to Manager	367	-	-	368
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	367	-	-	368
TOTAL CURRENT LIABILITIES	367	-	-	368

MEMBERS’ EQUITY
Contributed Capital	240	-	-	239
Equity Interest to Artist / Third party	-	-	-	8,000
Membership Contributions	94,164	-	-	31,758
Accumulated Deficit	(4,326)	-	-	(4,547)
TOTAL MEMBERS’ EQUITY	90,078	-	-	35,450

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$90,445	$-	$-	$35,818

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 009 Consol. Info	Series Drop 010 Consol. Info	Series Gallery Drop 011 Consol. Info	Series Gallery Drop 012 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$2,587	$11	$97	$2,494
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	2,587	11	97	2,494

OTHER ASSETS
Art and Other Collectible Assets	310,000	24,000	23,000	140,000
TOTAL OTHER ASSETS	310,000	24,000	23,000	140,000

TOTAL ASSETS	$312,587	$24,011	$23,097	$142,494

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Due to Manager	368	367	367	367
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	368	367	367	367
TOTAL CURRENT LIABILITIES	368	367	367	367

MEMBERS’ EQUITY
Contributed Capital	239	240	340	340
Equity Interest to Artist / Third party	-	-	5,000	-
Membership Contributions	322,729	24,755	19,805	149,614
Accumulated Deficit	(10,749)	(1,351)	(2,415)	(7,827)
TOTAL MEMBERS’ EQUITY	312,219	23,644	22,730	142,127

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$312,587	$24,011	$23,097	$142,494

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 013 Consol. Info	Series Gallery Drop 014 Consol. Info	Series Gallery Drop 015 Consol. Info	Series Gallery Drop 016 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$154	$5	$134
Subscriptions Receivable	90,000	-	-	-
TOTAL CURRENT ASSETS	90,000	154	5	134

OTHER ASSETS
Art and Other Collectible Assets	84,150	30,000	24,750	19,539
TOTAL OTHER ASSETS	84,150	30,000	24,750	19,539

TOTAL ASSETS	$174,150	$30,154	$24,755	$19,673

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$1,578	$-	$-	$-
Notes Payable – related party	84,150	-	-	-
Due to Manager	-	367	367	374
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	85,728	367	367	374
TOTAL CURRENT LIABILITIES	85,728	367	367	374

MEMBERS’ EQUITY
Contributed Capital	100	340	340	240
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	90,000	32,677	26,735	20,794
Accumulated Deficit	(1,678)	(3,230)	(2,687)	(1,735)
TOTAL MEMBERS’ EQUITY	88,422	29,787	24,388	19,299

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$174,150	$30,154	$24,755	$19,673

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 017 Consol. Info	Series Gallery Drop 018 Consol. Info	Series Gallery Drop 019 Consol. Info	Series Gallery Drop 020 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$259	$65	$7	$485
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	259	65	7	485

OTHER ASSETS
Art and Other Collectible Assets	49,500	11,600	18,900	134,000
TOTAL OTHER ASSETS	49,500	11,600	18,900	134,000

TOTAL ASSETS	$49,759	$11,665	$18,907	$134,485

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Due to Manager	367	367	367	367
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	367	367	367	367
TOTAL CURRENT LIABILITIES	367	367	367	367

MEMBERS’ EQUITY
Contributed Capital	240	240	241	240
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	53,471	11,883	22,279	135,163
Accumulated Deficit	(4,319)	(825)	(3,980)	(1,285)
TOTAL MEMBERS’ EQUITY	49,392	11,298	18,540	134,118

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$49,759	$11,665	$18,907	$134,485

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 021 Consol. Info	Series Gallery Drop 022 Consol. Info	Series Gallery Drop 023 Consol. Info	Series Gallery Drop 024 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$180	$866	$103	$153
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	180	866	103	153

OTHER ASSETS
Art and Other Collectible Assets	26,560	29,948	15,000	23,000
TOTAL OTHER ASSETS	26,560	29,948	15,000	23,000

TOTAL ASSETS	$26,740	$30,814	$15,103	$23,153

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Due to Manager	366	367	367	367
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	366	367	367	367
TOTAL CURRENT LIABILITIES	366	367	367	367

MEMBERS’ EQUITY
Contributed Capital	242	240	240	240
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	27,230	31,686	18,814	23,765
Accumulated Deficit	(1,098)	(1,479)	(4,318)	(1,219)
TOTAL MEMBERS’ EQUITY	26,374	30,447	14,736	22,786

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$26,740	$30,814	$15,103	$23,153

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 025 Consol. Info	Series Gallery Drop 026 Consol. Info	Series Gallery Drop 027 Consol. Info	Series Gallery Drop 028 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$75,289	$715	$440	$119
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	75,289	715	440	119

OTHER ASSETS
Art and Other Collectible Assets	-	95,000	61,000	18,500
TOTAL OTHER ASSETS	-	95,000	61,000	18,500

TOTAL ASSETS	$75,289	$95,715	$61,440	$18,619

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Due to Manager	367	367	367	367
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	367	367	367	367
TOTAL CURRENT LIABILITIES	367	367	367	367

MEMBERS’ EQUITY
Contributed Capital	5,047	239	239	239
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	69,314	99,020	61,888	19,804
Retained Earnings/(Accumulated Deficit)	561	(3,911)	(1,054)	(1,791)
TOTAL MEMBERS’ EQUITY	74,922	95,348	61,073	18,252

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$75,289	$95,715	$61,440	$18,619

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 029 Consol. Info	Series Gallery Drop 030 Consol. Info	Series Gallery Drop 031 Consol. Info	Series Gallery Drop 032 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$383	$169	$-	$4,927
Subscriptions Receivable	-	-	48,000	-
TOTAL CURRENT ASSETS	383	169	48,000	4,927

OTHER ASSETS
Art and Other Collectible Assets	53,309	24,000	43,750	4,844
TOTAL OTHER ASSETS	53,309	24,000	43,750	4,844

TOTAL ASSETS	$53,692	$24,169	$91,750	$9,771

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$793	$-
Notes Payable – related party	-	-	43,750	4,844
Due to Manager	367	367	-	438
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	367	367	44,543	5,282
TOTAL CURRENT LIABILITIES	367	367	44,543	5,282

MEMBERS’ EQUITY
Contributed Capital	239	239	-	239
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	54,461	27,726	48,000	4,951
Accumulated Deficit	(1,375)	(4,163)	(793)	(701)
TOTAL MEMBERS’ EQUITY	53,325	23,802	47,207	4,489

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$53,692	$24,169	$91,750	$9,771

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 033 Consol. Info	Series Gallery Drop 034 Consol. Info	Series Gallery Drop 035 Consol. Info	Series Gallery Drop 036 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$2,940	$506	$290
Subscriptions Receivable	23,790	-	-	-
TOTAL CURRENT ASSETS	23,790	2,940	506	290

OTHER ASSETS
Art and Other Collectible Assets	21,475	405,000	72,700	48,202
TOTAL OTHER ASSETS	21,475	405,000	72,700	48,202

TOTAL ASSETS	$45,265	$407,940	$73,206	$48,492

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$389	$-	$-	$-
Notes Payable – related party	21,475	-	-	-
Due to Manager	-	367	367	367
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	21,864	367	367	367
TOTAL CURRENT LIABILITIES	21,864	367	367	367

MEMBERS’ EQUITY
Contributed Capital	-	239	239	239
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	23,790	410,810	74,265	50,500
Accumulated Deficit	(389)	(3,476)	(1,665)	(2,614)
TOTAL MEMBERS’ EQUITY	23,401	407,573	72,839	48,125

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$45,265	$407,940	$73,206	$48,492

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 037 Consol. Info	Series Gallery Drop 038 Consol. Info	Series Gallery Drop 039 Consol. Info	Series Gallery Drop 040 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$143	$35	$62	$-
Subscriptions Receivable	-	-	-	35,490
TOTAL CURRENT ASSETS	143	35	62	35,490

OTHER ASSETS
Art and Other Collectible Assets	24,758	72,405	62,500	33,211
TOTAL OTHER ASSETS	24,758	72,405	62,500	33,211

TOTAL ASSETS	$24,901	$72,440	$62,562	$68,701

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	33,211
Due to Manager	367	367	367	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	367	367	367	33,211
TOTAL CURRENT LIABILITIES	367	367	367	33,211

MEMBERS’ EQUITY
Contributed Capital	240	239	239	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	26,240	72,765	66,800	35,490
Accumulated Deficit	(1,946)	(931)	(4,844)	-
TOTAL MEMBERS’ EQUITY	24,534	72,073	62,195	35,490

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$24,901	$72,440	$62,562	$68,701

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 041 Consol. Info	Series Gallery Drop 042 Consol. Info	Series Gallery Drop 043 Consol. Info	Series Gallery Drop 044 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$49	$71	$-	$-
Subscriptions Receivable	-	-	66,960	-
TOTAL CURRENT ASSETS	49	71	66,960	-

OTHER ASSETS
Art and Other Collectible Assets	4,969	20,000	63,000	650,000
TOTAL OTHER ASSETS	4,969	20,000	63,000	650,000

TOTAL ASSETS	$5,018	$20,071	$129,960	$650,000

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	63,000	416,700
Due to Manager	367	367	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	367	367	63,000	416,700
TOTAL CURRENT LIABILITIES	367	367	63,000	416,700

MEMBERS’ EQUITY
Contributed Capital	239	239	-	-
Equity Interest to Artist / Third party	-	-	-	233,300
Membership Contributions	5,445	20,790	66,960	-
Accumulated Deficit	(1,033)	(1,325)	-	-
TOTAL MEMBERS’ EQUITY	4,651	19,704	66,960	233,300

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$5,018	$20,071	$129,960	$650,000

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 045 Consol. Info	Series Gallery Drop 046 Consol. Info	Series Gallery Drop 047 Consol. Info	Series Gallery Drop 048 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscriptions Receivable	229,790	-	-	-
TOTAL CURRENT ASSETS	229,790	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	216,000	50,400	28,800	56,250
TOTAL OTHER ASSETS	216,000	50,400	28,800	56,250

TOTAL ASSETS	$445,790	$50,400	$28,800	$56,250

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	216,000	50,400	28,800	56,250
Due to Manager	-	-	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	216,000	50,400	28,800	56,250
TOTAL CURRENT LIABILITIES	216,000	50,400	28,800	56,250

MEMBERS’ EQUITY
Contributed Capital	-	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	229,790	-	-	-
Accumulated Deficit	-	-	-	-
TOTAL MEMBERS’ EQUITY	229,790	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$445,790	$50,400	$28,800	$56,250

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 049 Consol. Info	Series Gallery Drop 050 Consol. Info	Series Gallery Drop 051 Consol. Info	Series Gallery Drop 052 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscriptions Receivable	-	-	-	10,000
TOTAL CURRENT ASSETS	-	-	-	10,000

OTHER ASSETS
Art and Other Collectible Assets	214,500	25,000	29,000	9,000
TOTAL OTHER ASSETS	214,500	25,000	29,000	9,000

TOTAL ASSETS	$214,500	$25,000	$29,000	$19,000

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	214,500	25,000	29,000	9,000
Due to Manager	-	-	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	214,500	25,000	29,000	9,000
TOTAL CURRENT LIABILITIES	214,500	25,000	29,000	9,000

MEMBERS’ EQUITY
Contributed Capital	-	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	-	-	10,000
Accumulated Deficit	-	-	-	-
TOTAL MEMBERS’ EQUITY	-	-	-	10,000

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$214,500	$25,000	$29,000	$19,000

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 053 Consol. Info	Series Gallery Drop 054 Consol. Info	Series Gallery Drop 055 Consol. Info	Series Gallery Drop 056 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	78,000	18,000	45,100	20,100
TOTAL OTHER ASSETS	78,000	18,000	45,100	20,100

TOTAL ASSETS	$78,000	$18,000	$45,100	$20,100

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	78,000	18,000	45,100	20,100
Due to Manager	-	-	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	78,000	18,000	45,100	20,100
TOTAL CURRENT LIABILITIES	78,000	18,000	45,100	20,100

MEMBERS’ EQUITY
Contributed Capital	-	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	-	-	-
Accumulated Deficit	-	-	-	-
TOTAL MEMBERS’ EQUITY	-	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$78,000	$18,000	$45,100	$20,100

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 057 Consol. Info	Series Gallery Drop 058 Consol. Info	Series Gallery Drop 059 Consol. Info	Series Gallery Drop 060 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	17,100	21,260	73,700	48,500
TOTAL OTHER ASSETS	17,100	21,260	73,700	48,500

TOTAL ASSETS	$17,100	$21,260	$73,700	$48,500

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	17,100	21,260	73,700	48,500
Due to Manager	-	-	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	17,100	21,260	73,700	48,500
TOTAL CURRENT LIABILITIES	17,100	21,260	73,700	48,500

MEMBERS’ EQUITY
Contributed Capital	-	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	-	-	-
Accumulated Deficit	-	-	-	-
TOTAL MEMBERS’ EQUITY	-	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$17,100	$21,260	$73,700	$48,500

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 061 Consol. Info	Series Gallery Drop 062 Consol. Info	Series Gallery Drop 063 Consol. Info	Series Gallery Drop 064 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	21,990	15,400	20,000	32,000
TOTAL OTHER ASSETS	21,990	15,400	20,000	32,000

TOTAL ASSETS	$21,990	$15,400	$20,000	$32,000

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	21,990	15,400	20,000	32,000
Due to Manager	-	-	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	21,990	15,400	20,000	32,000
TOTAL CURRENT LIABILITIES	21,990	15,400	20,000	32,000

MEMBERS’ EQUITY
Contributed Capital	-	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	-	-	-
Accumulated Deficit	-	-	-	-
TOTAL MEMBERS’ EQUITY	-	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$21,990	$15,400	$20,000	$32,000

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020 (AUDITED),
WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Unallocated	Total Consolidated
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$98,333
Subscriptions Receivable	-	504,030
TOTAL CURRENT ASSETS	-	602,363

OTHER ASSETS
Art and Other Collectible Assets	-	4,253,511
TOTAL OTHER ASSETS	-	4,253,511

TOTAL ASSETS	$-	$4,855,874

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$2,760
Notes Payable – related party	-	1,707,230
Due to Manager	10,281	23,575
Equity Due to Artist	-	-
TOTAL OTHER CURRENT LIABILITIES	10,281	1,733,565
TOTAL CURRENT LIABILITIES	10,281	$1,733,565

MEMBERS’ EQUITY
Contributed Capital	7,282	21,313
Equity Interest to Artist / Third party	-	246,300
Membership Contributions	-	2,980,004
Accumulated Deficit	(17,563)	(125,308)
TOTAL MEMBERS’ EQUITY	(10,281)	3,122,309

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$-	$4,855,874

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series #KW Consol. Info	Series Drop 002 Consol. Info	Series Drop 003 Consol. Info	Series Drop 004 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	1,174	1,174	1,174	1,484
Sourcing	-	-	-	-
Transportation, Storage and Insurance	1,662	172	195	255
Total Operating Expenses	2,836	1,346	1,369	1,739
Loss from Operations	(2,836)	(1,346)	(1,369)	(1,739)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(2,836)	(1,346)	(1,369)	(1,739)
Provision for Income taxes	-	-	-	-
Net Loss	$(2,836)	$(1,346)	$(1,369)	$(1,739)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.28)	$(1.35)	$(1.37)	$(1.74)
Weighted Average Membership Interests	10,000	1,000	1,000	1,000

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 005 Consol. Info	Series Drop 008 Consol. Info	Series Drop 009 Consol. Info	Series Drop 010 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	1,174	484	1,174	1,174
Sourcing	-	-	-	-
Transportation, Storage and Insurance	517	201	1,780	138
Total Operating Expenses	1,691	685	2,954	1,312
Net Loss from Operations	(1,691)	(685)	(2,954)	(1,312)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(1,691)	(685)	(2,954)	(1,312)
Provision for Income taxes	-	-	-	-
Net Loss	$(1,691)	$(685)	$(2,954)	$(1,312)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.35)	$(0.86)	$(0.91)	$(1.31)
Weighted Average Membership Interests	1,250	800	3,250	1,000

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 011 Consol. Info	Series Gallery Drop 012 Consol. Info	Series Gallery Drop 013 Consol. Info	Series Gallery Drop 014 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	1,174	1,174	1,149	1,174
Sourcing	-	-	1,800	-
Transportation, Storage and Insurance	132	804	1,127	172
Total Operating Expenses	1,306	1,978	4,076	1,346
Net Loss from Operations	(1,306)	(1,978)	(4,076)	(1,346)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(1,306)	(1,978)	(4,076)	(1,346)
Provision for Income taxes	-	-	-	-
Net Loss	$(1,306)	$(1,978)	$(4,076)	$(1,346)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.63)	$(0.99)	$(2.72)	$(1.35)
Weighted Average Membership Interests	800	2,000	1,500	1,000

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 015 Consol. Info	Series Gallery Drop 016 Consol. Info	Series Gallery Drop 017 Consol. Info	Series Gallery Drop 018 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	1,484	1,174	1,174	1,174
Sourcing	-	-	-	-
Transportation, Storage and Insurance	142	112	285	67
Total Operating Expenses	1,626	1,286	1,459	1,241
Net Loss from Operations	(1,626)	(1,286)	(1,459)	(1,241)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(1,626)	(1,286)	(1,459)	(1,241)
Provision for Income taxes	-	-	-	-
Net Loss	$(1,626)	$(1,286)	$(1,459)	$(1,241)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.63)	$(1.29)	$(1.46)	$(2.59)
Weighted Average Membership Interests	1,000	1,000	1,000	480

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 019 Consol. Info	Series Gallery Drop 020 Consol. Info	Series Gallery Drop 021 Consol. Info	Series Gallery Drop 022 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	1,174	934	1,174	894
Sourcing	-	-	-	-
Transportation, Storage and Insurance	108	769	151	172
Total Operating Expenses	1,282	1,703	1,325	1,066
Net Loss from Operations	(1,282)	(1,703)	(1,325)	(1,066)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(1,282)	(1,703)	(1,325)	(1,066)
Provision for Income taxes	-	-	-	-
Net Loss	$(1,282)	$(1,703)	$(1,325)	$(1,066)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.71)	$(0.94)	$(1.20)	$(1.07)
Weighted Average Membership Interests	750	1,820	1,100	1,000

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 023 Consol. Info	Series Gallery Drop 024 Consol. Info	Series Gallery Drop 025 Consol. Info	Series Gallery Drop 026 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	484	484	240	484
Sourcing	-	-	-	-
Transportation, Storage and Insurance	86	132	-	546
Total Operating Expenses	570	616	240	1,030
Net Income/(Loss) from Operations	(570)	(616)	(240)	(1,030)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(570)	(616)	(240)	(1,030)
Provision for Income taxes	-	-	(140)	-
Net Income/(Loss)	$(570)	$(616)	$(380)	$(1,030)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.57)	$(0.62)	$(0.38)	$(0.52)
Weighted Average Membership Interests	1,000	1,000	1,000	2,000

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 027 Consol. Info	Series Gallery Drop 028 Consol. Info	Series Gallery Drop 029 Consol. Info	Series Gallery Drop 030 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	484	484	484	484
Sourcing	-	-	-	-
Transportation, Storage and Insurance	351	106	306	138
Total Operating Expenses	835	590	790	622
Net Loss from Operations	(835)	(590)	(790)	(622)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(835)	(590)	(790)	(622)
Provision for Income taxes	-	-	-	-
Net Loss	$(835)	$(590)	$(790)	$(622)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.17)	$(0.30)	$(0.16)	$(0.31)
Weighted Average Membership Interests	5,000	2,000	5,000	2,000

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 031 Consol. Info	Series Gallery Drop 032 Consol. Info	Series Gallery Drop 033 Consol. Info	Series Gallery Drop 034 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	534	484	534	484
Sourcing	1,987	-	1,584	-
Transportation, Storage and Insurance	656	18	147	2,326
Total Operating Expenses	3,177	502	2,265	2,810
Net Loss from Operations	(3,177)	(502)	(2,265)	(2,810)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(3,177)	(502)	(2,265)	(2,810)
Provision for Income taxes	-	-	-	-
Net Loss	$(3,177)	$(502)	$(2,265)	$(2,810)

Basic and Diluted Income/(Loss) per Membership Interest	$(1.59)	$(0.10)	$(0.94)	$(0.14)
Weighted Average Membership Interests	2,000	5,000	2,400	20,750

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 035 Consol. Info	Series Gallery Drop 036 Consol. Info	Series Gallery Drop 037 Consol. Info	Series Gallery Drop 038 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	484	452	484	484
Sourcing	-	-	-	-
Transportation, Storage and Insurance	418	276	142	416
Total Operating Expenses	902	728	626	900
Net Loss from Operations	(902)	(728)	(626)	(900)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(902)	(728)	(626)	(900)
Provision for Income taxes	-	-	-	-
Net Loss	$(902)	$(728)	$(626)	$(900)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.24)	$(0.14)	$(0.24)	$(0.12)
Weighted Average Membership Interests	3,750	5,100	2,650	7,350

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 039 Consol. Info	Series Gallery Drop 040 Consol. Info	Series Gallery Drop 041 Consol. Info	Series Gallery Drop 042 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	484	534	484	484
Sourcing	-	1,594	-	-
Transportation, Storage and Insurance	359	247	29	115
Total Operating Expenses	843	2,375	513	599
Net Loss from Operations	(843)	(2,375)	(513)	(599)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(843)	(2,375)	(513)	(599)
Provision for Income taxes	-	-	-	-
Net Loss	$(843)	$(2,375)	$(513)	$(599)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.12)	$(0.67)	$(0.09)	$(0.29)
Weighted Average Membership Interests	6,750	3,550	5,500	2,100

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 043 Consol. Info	Series Gallery Drop 044 Consol. Info	Series Gallery Drop 045 Consol. Info	Series Gallery Drop 046 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	534	534	534	534
Sourcing	2,687	10,440	10,762	1,409
Transportation, Storage and Insurance	543	2,293	838	561
Total Operating Expenses	3,764	13,267	12,134	2,504
Net Loss from Operations	(3,764)	(13,267)	(12,134)	(2,504)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(3,764)	(13,267)	(12,134)	(2,504)
Provision for Income taxes	-	-	-	-
Net Loss	$(3,764)	$(13,267)	$(12,134)	$(2,504)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.56)	$(0.28)	$(0.53)	$(0.47)
Weighted Average Membership Interests	6,700	46,670	23,000	5,300

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 047 Consol. Info	Series Gallery Drop 048 Consol. Info	Series Gallery Drop 049 Consol. Info	Series Gallery Drop 050 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	534	534	534	534
Sourcing	324	255	7,324	1,503
Transportation, Storage and Insurance	476	815	826	102
Total Operating Expenses	1,334	1,604	8,684	2,139
Net Loss from Operations	(1,334)	(1,604)	(8,684)	(2,139)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(1,334)	(1,604)	(8,684)	(2,139)
Provision for Income taxes	-	-	-	-
Net Loss	$(1,334)	$(1,604)	$(8,684)	$(2,139)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.44)	$(0.28)	$(0.39)	$(0.73)
Weighted Average Membership Interests	3,000	5,800	22,500	2,950

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 051 Consol. Info	Series Gallery Drop 052 Consol. Info	Series Gallery Drop 053 Consol. Info	Series Gallery Drop 054 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	483	534	534	534
Sourcing	1,428	743	287	619
Transportation, Storage and Insurance	163	57	318	91
Total Operating Expenses	2,074	1,334	1,139	1,244
Net Loss from Operations	(2,074)	(1,334)	(1,139)	(1,244)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(2,074)	(1,334)	(1,139)	(1,244)
Provision for Income taxes	-	-	-	-
Net Loss	$(2,074)	$(1,334)	$(1,139)	$(1,244)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.67)	$(1.33)	$(0.14)	$(0.65)
Weighted Average Membership Interests	3,100	1,000	7,950	1,900

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 055 Consol. Info	Series Gallery Drop 056 Consol. Info	Series Gallery Drop 057 Consol. Info	Series Gallery Drop 058 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	534	534	534	534
Sourcing	1,651	711	554	684
Transportation, Storage and Insurance	174	77	66	132
Total Operating Expenses	2,359	1,322	1,154	1,350
Net Loss from Operations	(2,359)	(1,322)	(1,154)	(1,350)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(2,359)	(1,322)	(1,154)	(1,350)
Provision for Income taxes	-	-	-	-
Net Loss	$(2,359)	$(1,322)	$(1,154)	$(1,350)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.50)	$(0.62)	$(0.64)	$(0.60)
Weighted Average Membership Interests	4,750	2,120	1,800	2,240

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 059 Consol. Info	Series Gallery Drop 060 Consol. Info	Series Gallery Drop 061 Consol. Info	Series Gallery Drop 062 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	844	534	533	534
Sourcing	2,605	1,802	695	479
Transportation, Storage and Insurance	419	187	85	59
Total Operating Expenses	3,868	2,523	1,313	1,072
Net Loss from Operations	(3,868)	(2,523)	(1,313)	(1,072)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(3,868)	(2,523)	(1,313)	(1,072)
Provision for Income taxes	-	-	-	-
Net Loss	$(3,868)	$(2,523)	$(1,313)	$(1,072)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.50)	$(0.49)	$(0.57)	$(0.66)
Weighted Average Membership Interests	7,760	5,110	2,310	1,620

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 063 Consol. Info	Series Gallery Drop 064 Consol. Info	Series Gallery Drop 065 Consol. Info	Series Gallery Drop 066 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	534	534	534	584
Sourcing	712	1,140	632	3,306
Transportation, Storage and Insurance	77	123	77	347
Total Operating Expenses	1,323	1,797	1,243	4,237
Net Loss from Operations	(1,323)	(1,797)	(1,243)	(4,237)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(1,323)	(1,797)	(1,243)	(4,237)
Provision for Income taxes	-	-	-	-
Net Loss	$(1,323)	$(1,797)	$(1,243)	$(4,237)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.63)	$(0.53)	$(0.59)	$(0.45)
Weighted Average Membership Interests	2,110	3,370	2,110	9,470

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 067 Consol. Info	Series Gallery Drop 068 Consol. Info	Series Gallery Drop 069 Consol. Info	Series Gallery Drop 070 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	566	534	534	494
Sourcing	2,236	855	1,266	1,051
Transportation, Storage and Insurance	232	92	136	121
Total Operating Expenses	3,034	1,481	1,936	1,666
Net Loss from Operations	(3,034)	(1,481)	(1,936)	(1,666)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(3,034)	(1,481)	(1,936)	(1,666)
Provision for Income taxes	-	-	-	-
Net Loss	$(3,034)	$(1,481)	$(1,936)	$(1,666)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.48)	$(0.59)	$(0.52)	$(0.51)
Weighted Average Membership Interests	6,320	2,530	3,700	3,280

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 071 Consol. Info	Series Gallery Drop 072 Consol. Info	Series Gallery Drop 073 Consol. Info	Series Gallery Drop 074 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	494	494	494	494
Sourcing	2,721	13,340	1,583	689
Transportation, Storage and Insurance	290	1,085	171	81
Total Operating Expenses	3,505	14,919	2,248	1,264
Net Loss from Operations	(3,505)	(14,919)	(2,248)	(1,264)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(3,505)	(14,919)	(2,248)	(1,264)
Provision for Income taxes	-	-	-	-
Net Loss	$(3,505)	$(14,919)	$(2,248)	$(1,264)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.44)	$(0.50)	$(0.48)	$(0.57)
Weighted Average Membership Interests	7,890	29,750	4,660	2,200

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 076 Consol. Info	Series Gallery Drop 077 Consol. Info	Series Gallery Drop 078 Consol. Info	Series Gallery Drop 079 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	494	494	494	494
Sourcing	2,054	1,270	689	713
Transportation, Storage and Insurance	213	142	81	77
Total Operating Expenses	2,761	1,906	1,264	1,284
Net Loss from Operations	(2,761)	(1,906)	(1,264)	(1,284)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(2,761)	(1,906)	(1,264)	(1,284)
Provision for Income taxes	-	-	-	-
Net Loss	$(2,761)	$(1,906)	$(1,264)	$(1,284)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.47)	$(0.49)	$(0.57)	$(0.61)
Weighted Average Membership Interests	5,830	3,880	2,200	2,120

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 080 Consol. Info	Series Gallery Drop 082 Consol. Info	Series Gallery Drop 083 Consol. Info	Series Gallery Drop 086 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	494	494	494	454
Sourcing	484	2,949	1,652	3,306
Transportation, Storage and Insurance	58	309	174	347
Total Operating Expenses	1,036	3,752	2,320	4,107
Net Loss from Operations	(1,036)	(3,752)	(2,320)	(4,107)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(1,036)	(3,752)	(2,320)	(4,107)
Provision for Income taxes	-	-	-	-
Net Loss	$(1,036)	$(3,752)	$(2,320)	$(4,107)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.66)	$(0.45)	$(0.49)	$(0.43)
Weighted Average Membership Interests	1,580	8,420	4,740	9,470

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 089 Consol. Info	Series Gallery Drop 093 Consol. Info	Series Gallery Drop 095 Consol. Info	Series Gallery Drop 096 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	454	454	454	454
Sourcing	852	1,604	1,650	1,002
Transportation, Storage and Insurance	92	167	174	112
Total Operating Expenses	1,398	2,225	2,278	1,568
Net Loss from Operations	(1,398)	(2,225)	(2,278)	(1,568)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(1,398)	(2,225)	(2,278)	(1,568)
Provision for Income taxes	-	-	-	-
Net Loss	$(1,398)	$(2,225)	$(2,278)	$(1,568)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.55)	$(0.49)	$(0.48)	$(0.51)
Weighted Average Membership Interests	2,520	4,580	4,760	3,050

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 097 Consol. Info	Series Gallery Drop 098 Consol. Info	Series Gallery Drop 100 Consol. Info	Series Gallery Drop 104 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	454	454	454	414
Sourcing	1,068	399	613	332
Transportation, Storage and Insurance	116	54	72	48
Total Operating Expenses	1,638	907	1,139	794
Net Loss from Operations	(1,638)	(907)	(1,139)	(794)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Income/(Loss) Before Income Taxes	(1,638)	(907)	(1,139)	(794)
Provision for Income taxes	-	-	-	-
Net Loss	$(1,638)	$(907)	$(1,139)	$(794)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.52)	$(0.62)	$(0.58)	$(0.61)
Weighted Average Membership Interests	3,160	1,470	1,950	1,310

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 107 Consol. Info	Unallocated	Total Consolidated
Operating Income
Gain on Sale of Asset	$-	$-	$-
Gross Profit	-	-	-

Operating Expense
Organizational Costs	414	6,475	64,040
Sourcing	769	-	104,864
Transportation, Storage and Insurance	87	-	29,212
Total Operating Expenses	1,270	6,475	198,116
Net Loss from Operations	(1,270)	(6,475)	(198,116)

Other Expenses
Interest Expense – related party	-	-	-
Total Other Expenses	-	-	-

Income/(Loss) Before Income Taxes	(1,270)	(6,475)	(198,116)
Provision for Income taxes	-	-	(140)
Net Loss	$(1,270)	$(6,475)	$(198,256)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.53)	N/A	N/A
Weighted Average Membership Interests	2,380	N/A	N/A

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series #KW Consol. Info	Series Gallery Drop 002 Consol. Info	Series Gallery Drop 003 Consol. Info	Series Gallery Drop 004 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	865	979	990	987
Sourcing	-	1,234	280	-
Transportation, Storage and Insurance	1,070	554	187	1,366
Total Operating Expenses	1,935	2,767	1,457	2,353
Net Loss from Operations	(1,935)	(2,767)	(1,457)	(2,353)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Net Loss	$(1,935)	$(2,767)	$(1,457)	$(2,353)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.19)	$(2.77)	$(1.46)	$(2.35)
Weighted Average Membership Interests	10,000	1,000	1,000	1,000

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 005 Consol. Info	Series Gallery Drop 008 Consol. Info	Series Gallery Drop 009 Consol. Info		Series Gallery Drop 010 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-		$-	$-
Gross Profit	-	-		-	-

Operating Expense
Organizational Costs	1,013	990		625	1,089
Sourcing	2,018	1,120		-	385
Transportation, Storage and Insurance	1,553	2,695		-	135
Total Operating Expenses	4,584	4,805		625	1,609
Net Loss from Operations	(4,584)	(4,805)		(625)	(1,609)

Other Expenses
Interest Expense – related party	-	-		-	-
Total Other Expenses	-	-		-	-

Net Loss	$(4,584)	$(4,805)		$(625)	$(1,609)

Basic and Diluted Income/(Loss) per Membership Interest	$(3.67)	$(6.01)	$	N/A	$(1.61)
Weighted Average Membership Interests	1,250	800		1	1,000

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 011 Consol. Info	Series Gallery Drop 012 Consol. Info		Series Gallery Drop 013 Consol. Info		Series Gallery Drop 014 Consol. Info
Operating Income
Gain on Sale of Asset	$-		$-		$-	$-
Gross Profit	-		-		-	-

Operating Expense
Organizational Costs	915		625		625	950
Sourcing	400		-		-	1,521
Transportation, Storage and Insurance	921		-		-	358
Total Operating Expenses	2,236		625		625	2,829
Net Loss from Operations	(2,236)		(625)		(625)	(2,829)

Other Expenses
Interest Expense – related party	270		2,100		1,262	475
Total Other Expenses	270		2,100		1,262	475

Net Loss	$(2,506)		$(2,725)		$(1,887)	$(3,304)

Basic and Diluted Income/(Loss) per Membership Interest	$(3.13)	$	N/A	$	N/A	$(3.30)
Weighted Average Membership Interests	800		1		1	1,000

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 015 Consol. Info	Series Gallery Drop 016 Consol. Info	Series Gallery Drop 017 Consol. Info		Series Gallery Drop 018 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-		$-		$-
Gross Profit	-	-		-		-

Operating Expense
Organizational Costs	980	890		-		-
Sourcing	945	640		-		-
Transportation, Storage and Insurance	457	96		-		-
Total Operating Expenses	2,382	1,626		-		-
Net Loss from Operations	(2,382)	(1,626)		-		-

Other Expenses
Interest Expense – related party	371	367		928		116
Total Other Expenses	371	367		928		116

Net Loss	$(2,753)	$(1,993)		$(928)		$(116)

Basic and Diluted Income/(Loss) per Membership Interest	$(2.75)	$(1.99)	$	N/A	$	N/A
Weighted Average Membership Interests	1,000	1,000		1		1

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 019 Consol. Info		Series Gallery Drop 022 Consol. Info		Series Gallery Drop 023 Consol. Info		Series Gallery Drop 024 Consol. Info
Operating Income
Gain on Sale of Asset		$-		$-		$-		$-
Gross Profit		-		-		-		-

Operating Expense
Organizational Costs		-		-		-		-
Sourcing		-		-		-		-
Transportation, Storage and Insurance		-		-		-		-
Total Operating Expenses		-		-		-		-
Net Loss from Operations		-		-		-		-

Other Expenses
Interest Expense – related party		126		169		60		97
Total Other Expenses		126		169		60		97

Net Loss		$(126)		$(169)		$(60)		$(97)

Basic and Diluted Income/(Loss) per Membership Interest	$	N/A	$	N/A	$	N/A	$	N/A
Weighted Average Membership Interests		1		1		1		1

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 025 Consol. Info		Unallocated		Total Consolidated
Operating Income
Gain on Sale of Asset		$-		$-		$-
Gross Profit		-		-		-

Operating Expense
Organizational Costs		-		13,410		25,933
Sourcing		-		-		8,543
Transportation, Storage and Insurance		-		-		9,392
Total Operating Expenses		-		13,410		43,868
Net Loss from Operations		-		(13,410)		(43,868)

Other Expenses
Interest Expense – related party		258		-		6,599
Total Other Expenses		258		-		6,599

Net Loss		$(258)		$(13,410)		$(50,467)

Basic and Diluted Income/(Loss) per Membership Interest	$	N/A	$	N/A	$	N/A
Weighted Average Membership Interests		1		1		1

See accompanying notes, which are an integral part of these consolidated financial statements. In the opinion of management, all adjustments necessary in order to make the interim consolidated financial statements not misleading have been included.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT)
FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series #KW Consol. Info	Series Gallery Drop 002 Consol. Info	Series Gallery Drop 003 Consol. Info	Series Gallery Drop 004 Consol. Info
Balance, January 1, 2020	$240,357	$31,680	$34,860	$-
Membership Contributions	-	1,320	140	47,000
Less: Brokerage Fees	-	(323)	(343)	(461)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	(1,935)	(2,767)	(1,457)	(2,353)
Balance, June 30, 2020	$238,422	$29,910	$33,200	$44,186

Balance, January 1, 2021	$238,919	$30,406	$33,694	$44,683
Membership Contributions	-	-	-	-
Less Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(2,836)	(1,346)	(1,369)	(1,739)
Balance, June 30, 2021	$236,162	$29,139	$32,404	$43,023

	Series Gallery Drop 005 Consol. Info	Series Gallery Drop 006 Consol. Info	Series Gallery Drop 007 Consol. Info	Series Gallery Drop 008 Consol. Info
Balance, January 1, 2020	$93,404	$-	$-	$31,800
Membership Contributions	1,596	-	-	8,200
Less: Brokerage Fees	(836)	-	-	(242)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	(4,584)	-	-	(4,805)
Balance, June 30, 2020	$89,580	$-	$-	$34,953

Balance, January 1, 2021	$90,078	$-	$-	$35,450
Membership Contributions	-	-	-	-
Less Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	-	-	79
Distributions	-	-	-	-
Net Loss	(1,691)	-	-	(685)
Balance, June 30, 2021	$88,466	$-	$-	$34,844

 See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 009 Consol. Info	Series Gallery Drop 010 Consol. Info	Series Gallery Drop 011 Consol. Info	Series Gallery Drop 012 Consol. Info
Balance, January 1, 2020	$-	$24,975	$(68)	$(525)
Membership Contributions	-	25	25,000	-
Less: Brokerage Fees	-	(245)	(195)	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	625	-	-	625
Distributions	-	-	-	-
Net Loss	(625)	(1,609)	(2,506)	(2,725)
Balance, June 30, 2020	$-	$23,146	$22,231	$(2,625)

Balance, January 1, 2021	$312,219	$23,644	$22,730	$142,127
Membership Contributions	-	-	-	-
Less Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(2,954)	(1,312)	(1,306)	(1,978)
Balance, June 30, 2021	$309,344	$22,411	$21,503	$140,228

	Series Gallery Drop 013 Consol. Info	Series Gallery Drop 014 Consol. Info	Series Gallery Drop 015 Consol. Info	Series Gallery Drop 016 Consol. Info
Balance, January 1, 2020	$(316)	$(88)	$(93)	$-
Membership Contributions	-	33,000	27,000	21,000
Less: Brokerage Fees	-	(323)	(266)	(206)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	625	-	-	-
Distributions	-	-	-	-
Net Loss	(1,887)	(3,304)	(2,753)	(1,993)
Balance, June 30, 2020	$(1,578)	$29,285	$23,888	$18,801

Balance, January 1, 2021	$88,422	$29,787	$24,388	$19,299
Membership Contributions	-	-	-	-
Less Brokerage Fees	(882)	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(4,076)	(1,346)	(1,626)	(1,286)
Balance, June 30, 2021	$83,543	$28,520	$22,841	$18,092

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 017 Consol. Info	Series Gallery Drop 018 Consol. Info	Series Gallery Drop 019 Consol. Info	Series Gallery Drop 020 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	21,270	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	(928)	(116)	(126)	-
Balance, June 30, 2020	$(928)	$(116)	$21,144	$-

Balance, January 1, 2021	$49,392	$11,298	$18,540	$134,118
Membership Contributions	-	-	-	-
Less Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(1,459)	(1,241)	(1,282)	(1,703)
Balance, June 30, 2021	$48,012	$10,136	$17,337	$132,494

	Series Gallery Drop 021 Consol. Info	Series Gallery Drop 022 Consol. Info	Series Gallery Drop 023 Consol. Info	Series Gallery Drop 024 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	27,450	30,784	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	(169)	(60)	(97)
Balance, June 30, 2020	$27,450	$30,615	$(60)	$(97)

Balance, January 1, 2021	$26,374	$30,447	$14,736	$22,786
Membership Contributions	-	-	-	-
Less Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	78	79	79	79
Distributions	-	-	-	-
Net Loss	(1,325)	(1,066)	(570)	(616)
Balance, June 30, 2021	$25,127	$29,460	$14,245	$22,249

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 025 Consol. Info	Series Gallery Drop 026 Consol. Info	Series Gallery Drop 027 Consol. Info	Series Gallery Drop 028 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	(258)	-	-	-
Balance, June 30, 2020	$(258)	$-	$-	$-

Balance, January 1, 2021	$74,922	$95,348	$61,073	$18,252
Membership Contributions	-	-	-	-
Less Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	611	79	79	79
Distributions	(75,149)	-	-	-
Net Loss	(380)	(1,030)	(835)	(590)
Balance, June 30, 2021	$4	$94,397	$60,317	$17,741

	Series Gallery Drop 029 Consol. Info	Series Gallery Drop 030 Consol. Info	Series Gallery Drop 031 Consol. Info	Series Gallery Drop 032 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$53,325	$23,802	$47,207	$4,489
Membership Contributions	-	-	-	-
Less Brokerage Fees	-	-	(470)	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(790)	(622)	(3,177)	(502)
Balance, June 30, 2021	$52,614	$23,259	$43,639	$4,066

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 033 Consol. Info	Series Gallery Drop 034 Consol. Info	Series Gallery Drop 035 Consol. Info	Series Gallery Drop 036 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$23,401	$407,573	$72,839	$48,125
Membership Contributions	210	-	-	-
Less Brokerage Fees	(235)	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(2,265)	(2,810)	(902)	(728)
Balance, June 30, 2021	$21,190	$404,842	$72,016	$47,476

	Series Gallery Drop 037 Consol. Info	Series Gallery Drop 038 Consol. Info	Series Gallery Drop 039 Consol. Info	Series Gallery Drop 040 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$24,534	$72,073	$62,195	$35,490
Membership Contributions	-	-	-	10
Less Brokerage Fees	-	-	-	(355)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(626)	(900)	(843)	(2,375)
Balance, June 30, 2021	$23,987	$71,252	$61,431	$32,849

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 041 Consol. Info	Series Gallery Drop 042 Consol. Info	Series Gallery Drop 043 Consol. Info	Series Gallery Drop 044 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$4,651	$19,704	$66,960	$233,300
Membership Contributions	-	-	40	517,500
Less Brokerage Fees	-	-	(670)	(4,667)
Equity to Artist / Third Party	-	-	-	(83,300)
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(513)	(599)	(3,764)	(13,267)
Balance, June 30, 2021	$4,217	$19,184	$62,645	$649,645

	Series Gallery Drop 045 Consol. Info	Series Gallery Drop 046 Consol. Info	Series Gallery Drop 047 Consol. Info	Series Gallery Drop 048 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$229,790	$-	$-	$-
Membership Contributions	210	53,000	30,000	58,000
Less Brokerage Fees	(2,300)	(530)	(300)	(580)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(12,134)	(2,504)	(1,334)	(1,604)
Balance, June 30, 2021	$215,645	$50,045	$28,445	$55,895

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 049 Consol. Info	Series Gallery Drop 050 Consol. Info	Series Gallery Drop 051 Consol. Info	Series Gallery Drop 052 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$-	$-	$-	$10,000
Membership Contributions	225,000	29,500	30,640	-
Less Brokerage Fees	(2,250)	(295)	-	(100)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(8,684)	(2,139)	(2,074)	(1,334)
Balance, June 30, 2021	$214,145	$27,145	$28,645	$8,645

	Series Gallery Drop 053 Consol. Info	Series Gallery Drop 054 Consol. Info	Series Gallery Drop 055 Consol. Info	Series Gallery Drop 056 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$-	$-	$-	$-
Membership Contributions	79,500	19,000	47,500	21,200
Less Brokerage Fees	(795)	(190)	(475)	(212)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(1,139)	(1,244)	(2,359)	(1,322)
Balance, June 30, 2021	$77,645	$17,645	$44,745	$19,745

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 057 Consol. Info	Series Gallery Drop 058 Consol. Info	Series Gallery Drop 059 Consol. Info	Series Gallery Drop 060 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$-	$-	$-	$-
Membership Contributions	18,000	22,400	77,600	51,100
Less Brokerage Fees	(180)	(224)	(776)	(511)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(1,154)	(1,350)	(3,868)	(2,523)
Balance, June 30, 2021	$16,745	$20,905	$73,035	$48,145

	Series Gallery Drop 061 Consol. Info	Series Gallery Drop 062 Consol. Info	Series Gallery Drop 063 Consol. Info	Series Gallery Drop 064 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$-	$-	$-	$-
Membership Contributions	23,100	16,200	21,100	33,700
Less Brokerage Fees	(231)	(162)	(211)	(337)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(1,313)	(1,072)	(1,323)	(1,797)
Balance, June 30, 2021	$21,635	$15,045	$19,645	$31,645

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY FOR/(DEFICIT) FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 065 Consol. Info	Series Gallery Drop 066 Consol. Info	Series Gallery Drop 067 Consol. Info	Series Gallery Drop 068 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$-	$-	$-	$-
Membership Contributions	21,100	94,700	63,200	25,300
Less Brokerage Fees	(211)	(947)	(632)	(253)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(1,243)	(4,237)	(3,034)	(1,481)
Balance, June 30, 2021	$19,725	$89,595	$59,613	$23,645

	Series Gallery Drop 069 Consol. Info	Series Gallery Drop 070 Consol. Info	Series Gallery Drop 071 Consol. Info	Series Gallery Drop 072 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$-	$-	$-	$-
Membership Contributions	37,000	32,800	78,900	297,500
Less Brokerage Fees	(370)	(328)	(789)	(2,975)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(1,936)	(1,666)	(3,505)	(14,919)
Balance, June 30, 2021	$34,773	$30,885	$74,685	$279,685

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 073 Consol. Info	Series Gallery Drop 074 Consol. Info	Series Gallery Drop 075 Consol. Info	Series Gallery Drop 076 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$-	$-	$-	$-
Membership Contributions	46,600	22,000	58,300	58,300
Less Brokerage Fees	(466)	(220)	-	(583)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	-	79
Distributions	-	-	-	-
Net Loss	(2,248)	(1,264)	-	(2,761)
Balance, June 30, 2021	$43,965	$20,595	$58,300	$55,035

	Series Gallery Drop 077 Consol. Info	Series Gallery Drop 078 Consol. Info	Series Gallery Drop 079 Consol. Info	Series Gallery Drop 080 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$-	$-	$-	$-
Membership Contributions	38,800	22,000	21,200	15,800
Less Brokerage Fees	(388)	(220)	(212)	(158)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(1,906)	(1,264)	(1,284)	(1,036)
Balance, June 30, 2021	$36,585	$20,595	$19,783	$14,685

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 082 Consol. Info	Series Gallery Drop 083 Consol. Info	Series Gallery Drop 086 Consol. Info	Series Gallery Drop 089 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$-	$-	$-	$-
Membership Contributions	84,200	47,400	94,700	25,200
Less Brokerage Fees	(842)	(474)	(947)	(252)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	79
Distributions	-	-	-	-
Net Loss	(3,752)	(2,320)	(4,107)	(1,398)
Balance, June 30, 2021	$79,685	$44,685	$89,725	$23,629

	Series Gallery Drop 093 Consol. Info	Series Gallery Drop 094 Consol. Info	Series Gallery Drop 095 Consol. Info	Series Gallery Drop 096 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$-	$-	$-	$-
Membership Contributions	45,800	22,800	47,600	30,500
Less Brokerage Fees	(458)	-	(476)	(305)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	-	79	79
Distributions	-	-	-	-
Net Loss	(2,225)	-	(2,278)	(1,568)
Balance, June 30, 2021	$43,196	$22,800	$44,925	$28,706

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 097 Consol. Info	Series Gallery Drop 098 Consol. Info	Series Gallery Drop 100 Consol. Info	Series Gallery Drop 102 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$-	$-	$-	$-
Membership Contributions	31,600	14,700	19,500	14,800
Less Brokerage Fees	(316)	(147)	(195)	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	79	79	79	-
Distributions	-	-	-	-
Net Loss	(1,638)	(907)	(1,139)	-
Balance, June 30, 2021	$29,725	$13,725	$18,245	$14,800

	Series Gallery Drop 103 Consol. Info	Series Gallery Drop 104 Consol. Info	Series Gallery Drop 107 Consol. Info	Series Gallery Drop 108 Consol. Info
Balance, January 1, 2020	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Less: Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Distributions	-	-	-	-
Net Loss	-	-	-	-
Balance, June 30, 2020	$-	$-	$-	$-

Balance, January 1, 2021	$-	$-	$-	$-
Membership Contributions	18,400	13,100	23,800	31,700
Less Brokerage Fees	-	(131)	(238)	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	79	79	-
Distributions	-	-	-	-
Net Loss	-	(794)	(1,270)	-
Balance, June 30, 2021	$18,400	$12,254	$22,371	$31,700

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY/(DEFICIT) FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED) AND JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Unallocated	Total Consolidated
Balance, January 1, 2020	$-	$455,986
Membership Contributions	-	243,785
Less: Brokerage Fees	-	(3,440)
Equity to Artist / Third Party	-	-
Capital Contributions	13,125	15,000
Distributions	-	-
Net Loss	(13,410)	(50,467)
Balance, June 30, 2020	$(285)	$660,864

Balance, January 1, 2021	$(10,281)	$3,122,309
Membership Contributions	-	2,873,810
Less Brokerage Fees	-	(31,471)
Equity to Artist / Third Party	-	(83,300)
Capital Contributions	-	7,562
Distributions	-	(75,149)
Net Loss	(6,475)	(198,256)
Balance, June 30, 2021	$(16,756)	$5,615,505

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series #KW Consol. Info	Series Drop 002 Consol. Info	Series Drop 003 Consol. Info	Series Drop 004 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(2,836)	$(1,346)	$(1,369)	$(1,739)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(2,836)	(1,346)	(1,369)	(1,739)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	1,095	1,267	1,290	1,660
Capital Contribution	79	79	79	79
Membership Contribution	-	-	-	-
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	1,174	1,346	1,369	1,739

Cash at Beginning of Period	1,787	774	61	710
Net Increase (Decrease) In Cash	(1,662)	-	-	-
Cash at End of Period	$125	$774	$61	$710

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 005 Consol. Info	Series Drop 006 Consol. Info	Series Drop 007 Consol. Info	Series Drop 008 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,691)	$-	$-	$(685)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,691)	-	-	(685)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	1,612	-	-	606
Capital Contribution	79	-	-	79
Membership Contribution	-	-	-	-
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	1,691	-	-	685

Cash at Beginning of Period	445	-	-	818
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$445	$-	$-	$818

Supplemental Disclosure of Non-Cash Financing Activities:				-
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 009 Consol. Info	Series Drop 010 Consol. Info	Series Gallery Drop 011 Consol. Info	Series Gallery Drop 012 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(2,954)	$(1,312)	$(1,306)	$(1,978)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(2,954)	(1,312)	(1,306)	(1,978)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	2,875	1,233	1,227	1,899
Capital Contribution	79	79	79	79
Membership Contribution	-	-	-	-
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	2,954	1,312	1,306	1,978

Cash at Beginning of Period	2,587	11	97	2,494
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$2,587	$11	$97	$2,494

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 013 Consol. Info	Series Gallery Drop 014 Consol. Info	Series Gallery Drop 015 Consol. Info	Series Gallery Drop 016 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(4,076)	$(1,346)	$(1,626)	$(1,286)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	(1,578)	-	-	-
Total Adjustments	(1,578)	-	-	-
Net Cash Flows Used In Operating Activities	(5,654)	(1,346)	(1,626)	(1,286)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(84,150)	-	-	-
Net Proceeds from/(Repayments to) Manager	995	1,267	1,547	1,200
Capital Contribution	79	79	79	79
Membership Contribution	89,118	-	-	-
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	6,042	1,346	1,626	1,279

Cash at Beginning of Period	-	154	5	134
Net Increase (Decrease) In Cash	388	-	-	(7)
Cash at End of Period	$388	$154	$5	$127

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 017 Consol. Info	Series Gallery Drop 018 Consol. Info	Series Gallery Drop 019 Consol. Info	Series Gallery Drop 020 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,459)	$(1,241)	$(1,282)	$(1,703)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,459)	(1,241)	(1,282)	(1,703)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	1,380	1,162	1,203	1,624
Capital Contribution	79	79	79	79
Membership Contribution	-	-	-	-
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	1,459	1,241	1,282	1,703

Cash at Beginning of Period	259	65	7	485
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$259	$65	$7	$485

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 021 Consol. Info	Series Gallery Drop 022 Consol. Info		Series Gallery Drop 023 Consol. Info	Series Gallery Drop 024 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,325)		$(1,066)	$(570)	$(616)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-		-	-	-
Interest Payable	-		-	-	-
Total Adjustments	-		-	-	-
Net Cash Flows Used In Operating Activities	(1,325)		(1,066)	(570)	(616)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-		-	-	-
Net Cash Flows Provided By Investing Activities	-		-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	-	-	-
Net Proceeds from/(Repayments to) Manager	1,247		987	491	537
Capital Contribution	78		79	79	79
Membership Contribution	-		-	-	-
Distribution	-		-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	1,325		1,066	570	616

Cash at Beginning of Period	180		866	103	153
Net Increase (Decrease) In Cash	-		-	-	-
Cash at End of Period	$180		$866	$103	$153

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-		$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-		-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-		-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-		$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 025 Consol. Info	Series Gallery Drop 026 Consol. Info	Series Gallery Drop 027 Consol. Info	Series Gallery Drop 028 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(380)	$(1,030)	$(835)	$(590)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	8,355	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	8,355	-	-	-
Net Cash Flows Used In Operating Activities	7,975	(1,030)	(835)	(590)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	(367)	951	756	511
Capital Contribution	611	79	79	79
Membership Contribution	-	-	-	-
Distribution	(75,149)	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	(74,905)	1,030	835	590

Cash at Beginning of Period	75,289	715	440	119
Net Increase (Decrease) In Cash	(66,930)	-	-	-
Cash at End of Period	$8,359	$715	$440	$119

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 029 Consol. Info	Series Gallery Drop 030 Consol. Info	Series Gallery Drop 031 Consol. Info	Series Gallery Drop 032 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(790)	$(622)	$(3,177)	$(502)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	(793)	-
Total Adjustments	-	-	(793)	-
Net Cash Flows Used In Operating Activities	(790)	(622)	(3,970)	(502)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	(43,750)	(4,844)
Net Proceeds from/(Repayments to) Manager	711	543	405	352
Capital Contribution	79	79	79	79
Membership Contribution	-	-	47,530	-
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	790	622	4,264	(4,413)

Cash at Beginning of Period	383	169	-	4,927
Net Increase (Decrease) In Cash	-	-	294	(4,915)
Cash at End of Period	$383	$169	$294	$12

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 033 Consol. Info	Series Gallery Drop 034 Consol. Info	Series Gallery Drop 035 Consol. Info	Series Gallery Drop 036 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(2,265)	$(2,810)	$(902)	$(728)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	(389)	-	-	-
Total Adjustments	(389)	-	-	-
Net Cash Flows Used In Operating Activities	(2,654)	(2,810)	(902)	(728)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(21,475)	-	-	-
Net Proceeds from/(Repayments to) Manager	405	2,731	823	681
Capital Contribution	79	79	79	79
Membership Contribution	23,765	-	-	-
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	2,774	2,810	902	760

Cash at Beginning of Period	-	2,940	506	290
Net Increase (Decrease) In Cash	120	-	-	32
Cash at End of Period	$120	$2,940	$506	$322

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 037 Consol. Info	Series Gallery Drop 038 Consol. Info	Series Gallery Drop 039 Consol. Info	Series Gallery Drop 040 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(626)	$(900)	$(843)	$(2,375)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(626)	(900)	(843)	(2,375)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	-	(33,211)
Net Proceeds from/(Repayments to) Manager	547	821	764	405
Capital Contribution	79	79	79	79
Membership Contribution	-	-	-	35,145
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	626	900	843	2,418

Cash at Beginning of Period	143	35	62	-
Net Increase (Decrease) In Cash	-	-	-	43
Cash at End of Period	$143	$35	$62	$43

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 041 Consol. Info	Series Gallery Drop 042 Consol. Info	Series Gallery Drop 043 Consol. Info	Series Gallery Drop 044 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(513)	$(599)	$(3,764)	$(13,267)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(513)	(599)	(3,764)	(13,267)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	(63,000)	(416,700)
Net Proceeds from/(Repayments to) Manager	434	520	405	(82,895)
Capital Contribution	79	79	79	79
Membership Contribution	-	-	66,330	512,833
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	513	599	3,814	13,317

Cash at Beginning of Period	49	71	-	-
Net Increase (Decrease) In Cash	-	-	50	50
Cash at End of Period	$49	$71	$50	$50

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 045 Consol. Info	Series Gallery Drop 046 Consol. Info	Series Gallery Drop 047 Consol. Info	Series Gallery Drop 048 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(12,134)	$(2,504)	$(1,334)	$(1,604)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(12,134)	(2,504)	(1,334)	(1,604)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(216,000)	(50,400)	(28,800)	(56,250)
Net Proceeds from/(Repayments to) Manager	405	405	405	405
Capital Contribution	79	79	79	79
Membership Contribution	227,700	52,470	29,700	57,420
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	12,184	2,554	1,384	1,654

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 049 Consol. Info	Series Gallery Drop 050 Consol. Info	Series Gallery Drop 051 Consol. Info	Series Gallery Drop 052 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(8,684)	$(2,139)	$(2,074)	$(1,334)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(8,684)	(2,139)	(2,074)	(1,334)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	(2,500)	-	-
Net Cash Flows Provided By Investing Activities	-	(2,500)	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(214,500)	(25,000)	(29,000)	(9,000)
Net Proceeds from/(Repayments to) Manager	405	405	405	405
Capital Contribution	79	79	79	79
Membership Contribution	222,750	29,205	30,640	9,900
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	8,734	4,689	2,124	1,384

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	2,500	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 053 Consol. Info	Series Gallery Drop 054 Consol. Info	Series Gallery Drop 055 Consol. Info	Series Gallery Drop 056 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,139)	$(1,244)	$(2,359)	$(1,322)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,139)	(1,244)	(2,359)	(1,322)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(78,000)	(18,000)	(45,100)	(20,100)
Net Proceeds from/(Repayments to) Manager	405	405	405	405
Capital Contribution	79	79	79	79
Membership Contribution	78,705	18,810	47,025	20,988
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	1,189	1,294	2,409	1,372

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 057 Consol. Info	Series Gallery Drop 058 Consol. Info	Series Gallery Drop 059 Consol. Info	Series Gallery Drop 060 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,154)	$(1,350)	$(3,868)	$(2,523)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,154)	(1,350)	(3,868)	(2,523)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(17,100)	(21,260)	(73,700)	(48,500)
Net Proceeds from/(Repayments to) Manager	405	405	715	405
Capital Contribution	79	79	79	79
Membership Contribution	17,820	22,176	76,824	50,589
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	1,204	1,400	3,918	2,573

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 061 Consol. Info	Series Gallery Drop 062 Consol. Info	Series Gallery Drop 063 Consol. Info	Series Gallery Drop 064 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,313)	$(1,072)	$(1,323)	$(1,797)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,313)	(1,072)	(1,323)	(1,797)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(21,990)	(15,400)	(20,000)	(32,000)
Net Proceeds from/(Repayments to) Manager	405	405	405	405
Capital Contribution	79	79	79	79
Membership Contribution	22,869	16,038	20,889	33,363
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	1,363	1,122	1,373	1,847

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 065 Consol. Info	Series Gallery Drop 066 Consol. Info	Series Gallery Drop 067 Consol. Info	Series Gallery Drop 068 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,243)	$(4,237)	$(3,034)	$(1,481)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,243)	(4,237)	(3,034)	(1,481)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(20,080)	(90,000)	(60,000)	(24,000)
Net Proceeds from/(Repayments to) Manager	405	405	405	405
Capital Contribution	79	79	79	79
Membership Contribution	20,889	93,753	62,568	25,047
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	1,293	4,237	3,052	1,531

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	-	18	50
Cash at End of Period	$50	$-	$18	$50

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	20,080	90,000	60,000	24,000
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 069 Consol. Info	Series Gallery Drop 070 Consol. Info	Series Gallery Drop 071 Consol. Info	Series Gallery Drop 072 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,936)	$(1,666)	$(3,505)	$(14,919)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,936)	(1,666)	(3,505)	(14,919)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(35,128)	(31,200)	(75,000)	(280,000)
Net Proceeds from/(Repayments to) Manager	405	365	365	365
Capital Contribution	79	79	79	79
Membership Contribution	36,630	32,472	78,111	294,525
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	1,986	1,716	3,555	14,969

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	35,128	31,200	75,000	280,000
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 073 Consol. Info	Series Gallery Drop 074 Consol. Info	Series Gallery Drop 075 Consol. Info	Series Gallery Drop 076 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(2,248)	$(1,264)	$-	$(2,761)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(2,248)	(1,264)	-	(2,761)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(44,280)	(20,910)	-	(55,350)
Net Proceeds from/(Repayments to) Manager	365	365	-	365
Capital Contribution	79	79	-	79
Membership Contribution	46,134	21,780	-	57,717
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	2,298	1,314	-	2,811

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	-	50
Cash at End of Period	$50	$50	$-	$50

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	44,280	20,910	55,350	55,350
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 077 Consol. Info	Series Gallery Drop 078 Consol. Info	Series Gallery Drop 079 Consol. Info	Series Gallery Drop 080 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,906)	$(1,264)	$(1,284)	$(1,036)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,906)	(1,264)	(1,284)	(1,036)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(36,900)	(20,910)	(20,098)	(15,000)
Net Proceeds from/(Repayments to) Manager	365	365	365	365
Capital Contribution	79	79	79	79
Membership Contribution	38,412	21,780	20,988	15,642
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	1,956	1,314	1,334	1,086

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	50	50
Cash at End of Period	$50	$50	$50	$50

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	36,900	20,910	20,098	15,000
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 081 Consol. Info	Series Gallery Drop 082 Consol. Info	Series Gallery Drop 083 Consol. Info	Series Gallery Drop 084 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(3,752)	$(2,320)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	-	(3,752)	(2,320)	-

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	(80,000)	(45,000)	-
Net Proceeds from/(Repayments to) Manager	-	365	365	-
Capital Contribution	-	79	79	-
Membership Contribution	-	83,358	46,926	-
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	3,802	2,370	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	50	50	-
Cash at End of Period	$-	$50	$50	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	480,000	80,000	45,000	52,000
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 085 Consol. Info	Series Gallery Drop 086 Consol. Info	Series Gallery Drop 087 Consol. Info	Series Gallery Drop 088 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$(4,107)	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	-	(4,107)	-	-

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	(90,000)	-	-
Net Proceeds from/(Repayments to) Manager	-	325	-	-
Capital Contribution	-	79	-	-
Membership Contribution	-	93,753	-	-
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	4,157	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	50	-	-
Cash at End of Period	$-	$50	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	60,000	90,000	231,009	55,250
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 089 Consol. Info	Series Gallery Drop 090 Consol. Info	Series Gallery Drop 091 Consol. Info	Series Gallery Drop 092 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,398)	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,398)	-	-	-

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(23,904)	-	-	-
Net Proceeds from/(Repayments to) Manager	325	-	-	-
Capital Contribution	79	-	-	-
Membership Contribution	24,948	-	-	-
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	1,448	-	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	-	-	-
Cash at End of Period	$50	$-	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	23,904	98,850	37,473	217,356
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 093 Consol. Info	Series Gallery Drop 094 Consol. Info	Series Gallery Drop 095 Consol. Info	Series Gallery Drop 096 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(2,225)	$-	$(2,278)	$(1,568)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(2,225)	-	(2,278)	(1,568)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(43,471)	-	(45,200)	(28,981)
Net Proceeds from/(Repayments to) Manager	325	-	325	325
Capital Contribution	79	-	79	79
Membership Contribution	45,342	-	47,124	30,195
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	2,275	-	2,328	1,618

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	-	50	50
Cash at End of Period	$50	$-	$50	$50

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	43,471	21,631	45,200	28,981
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 097 Consol. Info	Series Gallery Drop 098 Consol. Info	Series Gallery Drop 099 Consol. Info	Series Gallery Drop 100 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,638)	$(907)	$-	$(1,139)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,638)	(907)	-	(1,139)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(30,000)	(14,000)	-	(18,520)
Net Proceeds from/(Repayments to) Manager	325	325	-	325
Capital Contribution	79	79	-	79
Membership Contribution	31,284	14,553	-	19,305
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	1,688	957	-	1,189

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	50	50	-	50
Cash at End of Period	$50	$50	$-	$50

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	30,000	14,000	130,000	18,520
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 101 Consol. Info	Series Gallery Drop 102 Consol. Info	Series Gallery Drop 103 Consol. Info	Series Gallery Drop 104 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$(794)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	-	-	-	(794)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	-	(12,489)
Net Proceeds from/(Repayments to) Manager	-	-	-	285
Capital Contribution	-	-	-	79
Membership Contribution	-	-	-	12,969
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	-	-	844

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	-	50
Cash at End of Period	$-	$-	$-	$50

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	200,750	14,060	17,500	12,489
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 105 Consol. Info	Series Gallery Drop 106 Consol. Info	Series Gallery Drop 107 Consol. Info	Series Gallery Drop 108 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$(1,270)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	-	-	(1,270)	-

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	(22,606)	-
Net Proceeds from/(Repayments to) Manager	-	-	285	-
Capital Contribution	-	-	79	-
Membership Contribution	-	-	23,562	-
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	-	1,320	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	50	-
Cash at End of Period	$-	$-	$50	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	61,780	26,650	22,606	30,118
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 109 Consol. Info	Series Gallery Drop 110 Consol. Info	Series Gallery Drop 111 Consol. Info	Series Gallery Drop 112 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	-	-	-	-

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	-	-	-	-
Capital Contribution	-	-	-	-
Membership Contribution	-	-	-	-
Distribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	-	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	30,746	10,080	18,000	57,000
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2021 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Unallocated	Total Consolidated
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(6,475)	$(198,256)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Accounts Payable	-	8,355
Interest Payable	-	(2,760)
Total Adjustments	-	5,595
Net Cash Flows Used In Operating Activities	(6,475)	(192,661)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	(2,500)
Net Cash Flows Provided By Investing Activities	-	(2,500)

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	(2,990,257)
Net Proceeds from/(Repayments to) Manager	6,475	(17,633)
Capital Contribution	-	7,562
Membership Contribution	-	3,200,369
Distribution	-	(75,149)
Net Cash Flows Provided By/(Used In) Financing Activities	6,475	124,892

Cash at Beginning of Period	-	98,333
Net Increase (Decrease) In Cash	-	(70,269)
Cash at End of Period	$-	$28,064

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	3,191,130
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series #KW Consol. Info	Series Drop 002 Consol. Info	Series Drop 003 Consol. Info	Series Drop 004 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,935)	$(2,767)	$(1,457)	$(2,353)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,935)	(2,767)	(1,457)	(2,353)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	(30,000)	(34,000)	(44,341)
Net Proceeds from/(Repayments to) Manager	(6,453)	2,653	861	2,231
Capital Contribution	-	-	-	-
Membership Contribution	-	32,677	34,657	46,539
Net Cash Flows Provided By/(Used In) Financing Activities	(6,453)	5,330	1,518	4,429

Cash at Beginning of Period	10,175	-	-	-
Net Increase (Decrease) In Cash	(8,388)	2,563	61	2,076
Cash at End of Period	$1,787	$2,563	$61	$2,076

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	237,500	30,000	34,000	44,341
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 005 Consol. Info	Series Drop 008 Consol. Info	Series Drop 009 Consol. Info	Series Drop 010 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(4,584)	$(4,805)	$(625)	$(1,609)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(4,584)	(4,805)	(625)	(1,609)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(90,000)	(27000)	-	(24,000)
Net Proceeds from/(Repayments to) Manager	865	4,680	-	1,485
Capital Contribution	-	-	625	-
Membership Contribution	94,164	31,758	-	24,755
Net Cash Flows Provided By/(Used In) Financing Activities	5,029	9,438	625	2,240

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	445	4,633	-	631
Cash at End of Period	$445	$4,633	$-	$631

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	90,000	35,000	310,000	24,000
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 011 Consol. Info	Series Gallery Drop 012 Consol. Info	Series Gallery Drop 013 Consol. Info	Series Gallery Drop 014 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(2,506)	$(2,725)	$(1,887)	$(3,304)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	270	2,100	1,262	475
Total Adjustments	270	2,100	1,262	475
Net Cash Flows Used In Operating Activities	(2,236)	(625)	(625)	(2,829)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(18,000)	-	-	(30,000)
Net Proceeds from/(Repayments to) Manager	2,186	-	-	2,747
Capital Contribution	-	625	625	-
Membership Contribution	19,805	-	-	32,677
Net Cash Flows Provided By/(Used In) Financing Activities	3,991	625	625	5,424

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	1,755	-	-	2,595
Cash at End of Period	$1,755	$-	$-	$2,595

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	23,000	140,000	84,150	30,000
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 015 Consol. Info	Series Gallery Drop 016 Consol. Info	Series Gallery Drop 017 Consol. Info	Series Gallery Drop 018 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(2,753)	$(1,993)	$(928)	$(116)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	371	367	928	116
Total Adjustments	371	367	928	116
Net Cash Flows Used In Operating Activities	(2,382)	(1,626)	-	-

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(24,750)	(19,539)	-	-
Net Proceeds from/(Repayments to) Manager	2,268	1,601	-	-
Capital Contribution	-	-	-	-
Membership Contribution	26,735	20,794	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	4,253	2,856	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	1,871	1,230	-	-
Cash at End of Period	$1,871	$1,230	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	24,750	19,539	49,500	11,600
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 019 Consol. Info	Series Gallery Drop 020 Consol. Info	Series Gallery Drop 021 Consol. Info	Series Gallery Drop 022 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(126)	$-	$-	$(169)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	126	-	-	169
Total Adjustments	126	-	-	169
Net Cash Flows Used In Operating Activities	-	-	-	-

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	-	-	-	-
Capital Contribution	-	-	-	-
Membership Contribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	-	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	18,900	134,000	26,560	29,948
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 023 Consol. Info	Series Gallery Drop 024 Consol. Info	Series Gallery Drop 025 Consol. Info	Series Gallery Drop 026 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(60)	$(97)	$(258)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	60	97	258	-
Total Adjustments	60	97	258	-
Net Cash Flows Used In Operating Activities	-	-	-	-

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	-	-	-	-
Capital Contribution	-	-	-	-
Membership Contribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	-	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	15,000	23,000	64,000	95,000
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED), WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Unallocated	Total Consolidated
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(13,410)	$(50,467)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-
Interest Payable	-	6,599
Total Adjustments	-	6,599
Net Cash Flows Used In Operating Activities	(13,410)	(43,868)

Cash Flows From Investing Activities:
Purchase of Art and Other Collectibles	-	-
Net Cash Flows Provided By Investing Activities	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	(341,630)
Net Proceeds from/(Repayments to) Manager	285	15,410
Capital Contribution	13,125	15,000
Membership Contribution	-	364,560
Net Cash Flows Provided By/(Used In) Financing Activities	13,410	53,340

Cash at Beginning of Period	-	10,175
Net Increase (Decrease) In Cash	-	9,472
Cash at End of Period	$-	$19,647

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	1,593,788
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-

See accompanying notes, which are an integral part of these consolidated financial statements.

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

NOTE 1: NATURE OF OPERATIONS
Otis Gallery LLC (the “Company”) is a series limited liability company formed on December 18, 2018 pursuant to Section 18-215 of the Delaware Limited Liability Company Act. The Company was formed to engage in the business of acquiring and managing a collection of investment-grade art and collectibles (such assets or group of assets, the “Underlying Assets”). The Company has created, and it is expected that the Company will continue to create, separate series of the Company (each, a “Series”), and that each Underlying Asset will be owned by a separate Series and that the assets and liabilities of each Series will be separate in accordance with Delaware law. Investors acquire membership interests (the “Interests”) in each Series and will be entitled to share in the return of that particular Series but will not be entitled to share in the return of any other Series.
The Company is dependent upon additional capital resources for its planned principal operations and subject to significant risks and uncertainties, including failure to secure funding to continue to operationalize the Company’s plans or failing to profitably operate the business.
Otis Wealth, Inc. is the manager of the Company (the “Manager”) and serves as the asset manager for each Series (the “Asset Manager”) to manage the Underlying Assets related to each Series. The Series acquire the Underlying Assets from the Manager financed through either non-interest-bearing or interest-bearing promissory notes issued to the Manager, and the Manager develops the financial, offering and other materials to begin offering the Interests through a mobile app-based investment platform called Otis (the “Otis Platform”).
The Company sells and intends to continue selling Interests in a number of separate individual Series. Investors in any Series acquire a proportional share of income and liabilities as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of the closing of an offering related to that particular Series are an Underlying Asset (plus any cash reserves for future operating expenses). All voting rights, except as specified in the Operating Agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the Company’s limited liability company agreement, dated February 1, 2019, as amended and restated from time to time (the “Operating Agreement”).
Operating Agreement
General

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

In accordance with the Operating Agreement, each Interest holder in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.
Voting Rights
The Manager has broad authority to take action with respect to the Company and any Series. Interest holders do not have any voting rights as an Interest holder in the Company or a Series except with respect to:
●
the removal of the Manager;
●
the dissolution of the Company upon the for-cause removal of the Managing Member; and
●
an amendment to the Operating Agreement that would:
o
adversely affect the rights of an Interest holder in any material respect;
o
reduce the voting percentage required for any action to be taken by the holders of Interests in the Company under the Operating Agreement;
o
change the situations in which the Company and any Series can be dissolved or terminated;
o
change the term of the Company (other than the circumstances provided in the Operating Agreement); or
o
give any person the right to dissolve the Company.
When entitled to vote on a matter, each Interest holder will be entitled to one vote per Interest held by it on all matters submitted to a vote of the Interest holders of an applicable Series or of the Interest holders of all Series of the Company, as applicable. The removal of the Manager as manager of the Company and all Series must be approved by two thirds of the votes that may be cast by all Interest holders in any Series. All other matters to be voted on by the Interest holders must be approved by a majority of the votes cast by all Interest holders in any Series present in person or represented by proxy.
Distributions Upon Liquidation

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Upon the occurrence of a liquidation event relating to the Company as a whole or any Series, the Manager (or a liquidator selected by the Manager) is charged with winding up the affairs of the Series or the Company as a whole, as applicable, and liquidating its assets. Upon the liquidation of a Series or the Company as a whole, as applicable, the Underlying Assets will be liquidated and any after-tax proceeds distributed: (i) first, to any third-party creditors; (ii) second, to any creditors that are the Manager or its affiliates (e.g., payment of any outstanding Operating Expenses Reimbursement Obligation (as defined below)); and thereafter, (iii) first, 100% to the Interest holders of the relevant Series, allocated pro rata based on the number of Interests held by each Interest holder (which may include the Manager, any of its affiliates and asset sellers and which distribution within a Series will be made consistent with any preferences which exist within such Series) until the Interest holders receive back 100% of their capital contribution and second, (A) 10% to the Manager and (B) 90% to the Interest holders of the relevant Series, allocated pro rata based on the number of Interests held by each Interest holder (which may include the Manager, any of its affiliates and asset sellers and which distribution within a Series will be made consistent with any preferences which exist within such Series).
Free Cash Flow Distributions
The Manager has sole discretion in determining what distributions of free cash flow, if any, are made to holders of Interests of each Series. Free cash flow consists of the net income (as determined under accounting principles generally accepted in the United States of America (“GAAP”)) generated by such Series plus any change in net working capital and depreciation and amortization (and any other non-cash operating expenses) and less any capital expenditures related to the Underlying Asset related to such Series. The Manager may maintain free cash flow funds in a deposit account or an investment account for the benefit of the Series.
Any free cash flow generated by a Series from the utilization of the Underlying Asset related to such Series shall be applied within the Series in the following order of priority:
●
repay any amounts outstanding under Operating Expenses Reimbursement Obligations plus accrued interest;
●
thereafter to create such reserves as the Manager deems necessary, in its sole discretion, to meet future operating expenses; and
●
thereafter by way of distribution to holders of the Interests of such Series (net of corporate income taxes applicable to the Series), which may include asset sellers of the Underlying Asset related to such Series or the Manager or any of its affiliates.
Manager’s Interest

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

At the closing of each offering, and unless otherwise set forth in the applicable Series designation, the Manager shall acquire a minimum of 2% and up to a maximum of 19.99% of the Interests sold in connection with each offering (of which the Manager may sell all or any portion from time to time following the closing of such offering) for the same price per share offered to all other potential investors, although such minimum and maximum thresholds may be waived or modified by the Manager in its sole discretion.
NOTE 2: GOING CONCERN
The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Neither the Company nor any Series has generated substantial revenues or profits since inception.
On a total consolidated basis, the Company sustained net losses of $198,256 and $50,467 for the six-month periods ended June 30, 2021 and 2020, respectively. On a total consolidated basis, the Company had an accumulated deficit of $323,564 and $125,308 as of June 30, 2021 and December 31, 2020, respectively. On a total consolidated basis, the Company’s current liabilities exceed current assets by $1,829,136 as of June 30, 2021.
The Company’s ability to continue as a going concern for the next twelve months following the date the consolidated financial statements were available to be issued is dependent upon its ability to obtain additional capital financing. No assurance can be given that the Company will be successful in these efforts.
These factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period of time. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.
NOTE 3: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation and Principles of Consolidation
The accounting and reporting policies of the Company conform to GAAP. The Company adopted the calendar year as its basis of reporting.
The accompanying consolidated financial statements include the accounts of Otis Gallery LLC as well as its Series required to be consolidated under GAAP. Significant intercompany accounts and transactions have been eliminated.
Use of Estimates

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

The preparation of consolidated financial statements in conformity with GAAP requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Reclassifications of Prior Year Balances
Certain prior year balances were reclassified to conform to current year presentation.  There was no change in the Company’s net loss or net equity position from these reclassifications.
Cash and Cash Equivalents
The Company considers short-term, highly liquid investment with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account. As of June 30, 2021 and December 31, 2020, the Company had no cash on hand. However, Series’ checking accounts hold funds, as presented in the consolidating supplemental information.
Subscriptions Receivable
The Company records membership contributions at the effective date. If subscriptions are not funded upon issuance, the Company records a subscription receivable as an asset on the balance sheet. When subscription receivables are not received prior to the issuance of financial statements at a reporting date in satisfaction of the requirements under the Financial Accounting Standards Board (“FASB”) ASC 505-10-45-2, the subscription receivables are reclassified as a contra account to members’ equity on the balance sheet. Each Series has a minimum offering size that, once met, will result in the eventual successful subscription to and closing of the Series. Subscriptions Receivable consists of membership subscriptions sold prior to year ended date for which the minimum subscription requirement was met. As of June 30, 2021 and December 31, 2020, the Company had $146,000 and $504,030 in Subscriptions Receivable, respectively.
Art and Other Collectible Assets
The Underlying Assets, including art and other collectible assets, are recorded at cost. The cost of the Underlying Asset includes the purchase price, including any deposits for the Underlying Asset funded by the Manager and acquisition expenses, which include all fees, costs and expenses incurred in connection with the evaluation, discovery, investigation, development and acquisition of the Underlying Asset related to each Series incurred prior to the closing, including brokerage and sales fees and commissions (but excluding the brokerage fee referred to above), appraisal fees, research fees, transfer taxes, third-party industry and due diligence experts, auction house fees and travel and lodging for inspection purposes.

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

The Company treats the Underlying Assets as long-lived assets, and the Underlying Assets will be subject to an annual test for impairment and will not be depreciated or amortized. These long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.
The Underlying Assets are purchased by the Series from the Manager in exchange for either a non-interest-bearing or an interest-bearing promissory note. The Series uses the proceeds of the offering to pay off the note. Acquisition expenses are typically paid for in advance by the Manager and are reimbursed by the Series from the proceeds of the offering. The Series also distributes the appropriate amounts for the brokerage fee and, if applicable, the sourcing fee, using cash from the offering.
Acquisition expenses related to a particular Series that are incurred prior to the closing of an offering are initially funded by the Manager but will be reimbursed with the proceeds from an offering related to such Series, to the extent described in the applicable offering document.
To the extent that certain expenses are anticipated prior to the closing of an offering but are to be incurred after the closing (e.g., storage fees), additional cash from the proceeds of the offering will be retained on the Series balance sheet as reserves to cover such future anticipated expenses after the closing of the offering. Acquisition expenses are capitalized into the cost of the Underlying Asset. Should a proposed offering prove to be unsuccessful, the Company will not reimburse the Manager, and these expenses will be accounted for as capital contributions, and the acquisition expenses expensed.
As of June 30, 2021 and December 31, 2020, the Company’s total investment in the Underlying Assets across all Series was $7,444,641 and $4,253,511, respectively, as detailed in the table below. The Company does not believe any of its Underlying Assets were impaired as of June 30, 2021 and December 31, 2020.

Series	Series Description	As of June 30, 2021	As of Dec 31, 2020
Series #KW	2018 Saint Jerome Hearing the Trumpet of Last Judgement painting by Kehinde Wiley	$237,500	$237,500
Series Drop 002	Nike MAG Back to the Future (2016) Sneakers	30,000	30,000
Series Drop 003	The Incredible Hulk 181 Comic	34,000	34,000

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Drop 004	Collection of Supreme Skate Decks (Select Limited Edition Artist Collaborations)	44,341	44,341
Series Drop 005	2018 DOB and Arrows: Patchworks Skulls painting by Takashi Murakami and Virgil Abloh	90,000	90,000
Series Drop 006	1978 Rolex Daytona Ref. 6265 Big Red watch	-	-
Series Drop 007	2011 Hermes Birkin 35cm So Black handbag	-	-
Series Drop 008	2019 Series of Commissioned Paintings by fnnch	35,000	35,000
Series Drop 009	2012 Gone and Beyond painting by Kaws	310,000	310,000
Series Drop 010	Collection of Nike SB Dunks sneakers	24,000	24,000
Series Gallery Drop 011	2019 commissioned painting by Shelby and Sandy “Basketball”	23,000	23,000
Series Gallery Drop 012	2011 Love Is What You Want neon sculpture by Tracey Emin	140,000	140,000
Series Gallery Drop 013	2019 Grey Selenite Newspaper Machine sculpture by Daniel Arsham	84,150	84,150
Series Gallery Drop 014	Collection of 1985 Jordan 1 OG Sneakers	30,000	30,000
Series Gallery Drop 015	Collection of Supreme Skate Decks – Bundle II	24,750	24,750
Series Gallery Drop 016	Collection of Nike and Adidas Yeezy sneakers	19,539	19,539
Series Gallery Drop 017	2017 Colorbar Constellation 6 Painting by Derrick Adams	49,500	49,500
Series Gallery Drop 018	Tomb of Dracula 10 comic	11,600	11,600
Series Gallery Drop 019	2020 CHROMADYNAMICA MSS painting by Felipe Pantone	18,900	18,900
Series Gallery Drop 020	X-Men 1 comic	134,000	134,000
Series Gallery Drop 021	Collection of artist collaboration Nike sneakers	26,560	26,560
Series Gallery Drop 022	Collection of Nike Air Jordan 1 sneakers	29,948	29,948
Series Gallery Drop 023	2019 Cape Woman painting by Katherine Bradford	15,000	15,000
Series Gallery Drop 024	Fantastic Four 52 comic	23,000	23,000
Series Gallery Drop 025	2018 No. 90 painting by Derek Fordjour	-	-
Series Gallery Drop 026	Avengers 1 comic	95,000	95,000

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Gallery Drop 027	Teenage Mutant Ninja Turtles 1 comic	61,000	61,000
Series Gallery Drop 028	Nike SB Dunk Low “Freddy Krueger” sneakers	18,500	18,500
Series Gallery Drop 029	Collection of Travis Scott collaboration Nike sneakers	53,309	53,309
Series Gallery Drop 030	2020 A Perfect Trade painting by Cleon Peterson	24,000	24,000
Series Gallery Drop 031	2020 Sneakers, Computers, Capri Sun painting by Katherine Bernhardt	43,750	43,750
Series Gallery Drop 032	Super Mario Bros. 3 “Right” NES game	4,844	4,844
Series Gallery Drop 033	Collection of 1985 Nike Air Jordan I sneakers	21,475	21,475
Series Gallery Drop 034	2003 Police Car painting by Banksy	405,000	405,000
Series Gallery Drop 035	2020 Triptych: Medical Bill paintings by MSCHF	72,700	72,700
Series Gallery Drop 036	Collection of streetwear collaboration Nike sneakers	48,202	48,202
Series Gallery Drop 037	Collection of sample and player-exclusive Nike Air Jordan sneakers	24,758	24,758
Series Gallery Drop 038	2003 LeBron James Topps Chrome 111 Refractor trading card	72,405	72,405
Series Gallery Drop 039	1985 Nike Air Jordan 1 TYPS PE sneakers	62,500	62,500
Series Gallery Drop 040	Collection of Nike Air Max sneakers	33,211	33,211
Series Gallery Drop 041	Dior collaboration Nike Air Jordan 1 Low sneakers	4,969	4,969
Series Gallery Drop 042	Collection of Nike Air Jordan sneakers known as “Kobe 3/ 8 PE Pack”	20,000	20,000
Series Gallery Drop 043	Futura collaboration Nike SB Dunk High “FLOM” sneakers	63,000	63,000
Series Gallery Drop 044	Nike Air Jordan 1 High “‘Shattered Backboard’ Origin Story” sneakers	650,000	650,000
Series Gallery Drop 045	Complete set of 1986 Fleer basketball trading cards	216,000	216,000
Series Gallery Drop 046	2000 SP Authentic 118 Tom Brady rookie trading card	50,400	50,400
Series Gallery Drop 047	1981 Topps 216 Joe Montana rookie trading card	28,800	28,800
Series Gallery Drop 048	2011 Hermès 35cm So Black Birkin handbag	56,250	56,250
Series Gallery Drop 049	2003 SP Authentic Limited LeBron James 148 trading card	214,500	214,500
Series Gallery Drop 050	Zelda II: The Adventure of Link NES game	27,500	25,000
Series Gallery Drop 051	2009 Topps Chrome Stephen Curry 101 trading card	29,000	29,000

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Gallery Drop 052	Pokémon Blue Game Boy game	9,000	9,000
Series Gallery Drop 053	Pokémon Yellow Game Boy game	78,000	78,000
Series Gallery Drop 054	Golf NES game	18,000	18,000
Series Gallery Drop 055	1999 Pokémon 1st Edition Shadowless Holo Blastoise 2 trading card	45,100	45,100
Series Gallery Drop 056	1999 Pokémon 1st Edition Shadowless Holo Mewtwo 10 trading card	20,100	20,100
Series Gallery Drop 057	1999 Pokémon 1st Edition Shadowless Holo Raichu 14 trading card	17,100	17,100
Series Gallery Drop 058	2012-13 National Treasures Anthony Davis RPA trading card	21,260	21,260
Series Gallery Drop 059	Super Mario Bros. NES game	73,700	73,700
Series Gallery Drop 060	Daredevil 1 comic	48,500	48,500
Series Gallery Drop 061	1999 Pokémon 1st Edition Shadowless Holo Venusaur 15 trading card	21,990	21,990
Series Gallery Drop 062	Tetris and Tetris II NES games	15,400	15,400
Series Gallery Drop 063	2002-03 Panini Futebol Portugal Cristiano Ronaldo 137 trading card	20,000	20,000
Series Gallery Drop 064	2004-05 Panini Megacracks La Liga Lionel Messi 71 trading card	32,000	32,000
Series Gallery Drop 065	1996 Topps Chrome Allen Iverson #171 Refractor trading card	20,080	-
Series Gallery Drop 066	2013 Panini Immaculate Collection Giannis Antetokounmpo #131 RPA trading card	90,000	-
Series Gallery Drop 067	2003-04 SP Authentic Signatures #LJA LeBron James trading card	60,000	-
Series Gallery Drop 068	2007 Topps Chrome Kevin Durant #131 Refractor trading card	24,000	-
Series Gallery Drop 069	Emerging 15 Index: collection of 15 NBA Panini Prizm Silver trading cards	35,128	-
Series Gallery Drop 070	Contra NES game	31,200	-
Series Gallery Drop 071	2018 Panini Prizm Luka Doncic Prizm Mojo #280 trading card	75,000	-
Series Gallery Drop 072	2003 Exquisite Collection Noble Nameplates #LB LeBron James trading card	280,000	-
Series Gallery Drop 073	2003 SP Authentic Signatures #MJ Michael Jordan trading card	44,280	-
Series Gallery Drop 074	2018 Panini Prizm World Cup Kylian Mbappe Orange Prizm #80 trading card	20,910	-
Series Gallery Drop 075	2012 National Treasures Russell Wilson Rookie Signature Material Black #325 trading card	55,350	-

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Gallery Drop 076	1996 Bowman’s Best Atomic Refractors Kobe Bryant #R23 trading card	55,350	-
Series Gallery Drop 077	1997 Brown’s Boxing Floyd Mayweather Jr. #51 trading card	36,900	-
Series Gallery Drop 078	1987 Converse Magic Johnson game-worn, signed sneakers	20,910	-
Series Gallery Drop 079	2012 National Treasures Kawhi Leonard #114 trading card	20,098	-
Series Gallery Drop 080	1972 Topps Julius Erving #195 trading card	15,000	-
Series Gallery Drop 081	1997 Metal Universe Precious Metal Gems Michael Jordan #23 trading card	480,000	-
Series Gallery Drop 082	2003 Finest LeBron James Refractor #133 trading card	80,000	-
Series Gallery Drop 083	1981 Topps Magic Johnson #21 trading card	45,000	-
Series Gallery Drop 084	2003-04 Topps Chrome Hobby Box sealed box of trading cards	52,000	-
Series Gallery Drop 085	1996-97 Topps Chrome Basketball Hobby Box sealed box of trading cards	60,000	-
Series Gallery Drop 086	2017 National Treasures #161 Patrick Mahomes II JSY AU Holo Silver trading card	90,000	-
Series Gallery Drop 087	1996 Flair Showcase Legacy Collection Row 0 #31 Kobe Bryant Rookie trading card	231,009	-
Series Gallery Drop 088	1980-81 Topps Basketball Wax Box sealed box of trading cards	55,250	-
Series Gallery Drop 089	2004 Panini Sports #89 Lionel Messi Mega Cracks Campeon trading card	23,904	-
Series Gallery Drop 090	1995 Pokémon Japanese Topsun Blue Back No Number Charizard trading card	98,850	-
Series Gallery Drop 091	1987 Fleer #59 Michael Jordan trading card	37,473	-
Series Gallery Drop 092	1986 Fleer Stickers #8 Michael Jordan Rookie trading card	217,356	-
Series Gallery Drop 093	2009 Bowman Chrome Draft Prospects Refractors #BDPP89 Mike Trout Signed Rookie trading card	43,471	-
Series Gallery Drop 094	2017 Kevin Durant Western Conference Semi-Finals game-worn jersey	21,631	-
Series Gallery Drop 095	2020 Kevin Durant Nets-debut game-worn jersey	45,200	-
Series Gallery Drop 096	2019 Panini Prizm Blue Ice #248 Zion Williamson Rookie trading card	28,981	-
Series Gallery Drop 097	Halo: Combat Evolved game	30,000	-

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Gallery Drop 098	Super Mario Land game	14,000	-
Series Gallery Drop 099	Mike Tyson’s Punch-Out!! game	130,000	-
Series Gallery Drop 100	Collection of Street Fighter games	18,520	-
Series Gallery Drop 101	Nintendo World Championship game	200,750	-
Series Gallery Drop 102	2003 NetPro Glossy International Preview #P2 Serena Williams trading card	14,060	-
Series Gallery Drop 103	2003 NetPro Glossy #G2 Serena Williams Rookie trading card	17,500	-
Series Gallery Drop 104	Sealed Apple iPhone 2G A1203	12,489	-
Series Gallery Drop 105	2014 Panini Prizm World Cup #12 Lionel Messi Green Crystal Prizm trading card	61,780	-
Series Gallery Drop 106	1993 SP Foil #279 Derek Jeter Rookie trading card	26,650	-
Series Gallery Drop 107	1994 Miami Bumble Bee #8 Dwayne Johnson Rookie trading card	22,606	-
Series Gallery Drop 108	Kobe Bryant Last Game signed ticket	30,118	-
Series Gallery Drop 109	2001 SP Authentic Stars #45 Tiger Woods Rookie trading card	30,746	-
Series Gallery Drop 110	1984 Transformers G1 Optimus Prime “Pepsi Edition” toy	10,080	-
Series Gallery Drop 111	2002 Yu-Gi-Oh Blue-Eyes White Dragon LOB-001 First Edition trading card	18,000	-
Series Gallery Drop 112	Pokémon Red game	57,000	-
Totals		$7,444,641	$4,253,511

Fair Value of Financial Instruments
FASB guidance specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded instruments and listed equities.

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (e.g., quoted prices of similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active).
Level 3 - Unobservable inputs for the asset or liability. Financial instruments are considered Level 3 when their fair values are determined using pricing models, discounted cash flows or similar techniques and at least one significant model assumption or input is unobservable.
The carrying amounts reported in the balance sheets approximate their fair value.
Revenue Recognition
The Company adopted ASU 2014-09, Revenue from Contracts with Customers, and its related amendments (collectively known as “ASC 606”), effective January 1, 2019.
The Company determines revenue recognition through the following steps:
●
identification of a contract with a customer;
●
identification of the performance obligations in the contract;
●
determination of the transaction price;
●
allocation of the transaction price to the performance obligations in the contract; and
●
recognition of revenue when or as the performance obligations are satisfied.
Revenues are expected to be derived from the sale of each Underlying Asset in the associated Series. During the six-month periods ended June 30, 2021 and 2020, the Company recognized no revenue as there were no sales of Underlying Assets in any Series.
Operating Expenses

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

After the closing of an offering of Interests, each Series is responsible for its own operating expenses, including any and all fees, costs and expenses incurred in connection with the management of the Underlying Assets. This includes transportation, import taxes, income taxes, storage (including property rental fees should the Manager decide to rent a property to store a number of Underlying Assets), security, valuation, custodial, marketing and utilization of the Underlying Assets; any fees, costs and expenses incurred in connection with preparing any reports and accounts of each Series, including any blue sky filings required in order for a Series to be made available to investors in certain states, any annual audit of the accounts of such Series (if applicable) and any reports to be filed with the Securities and Exchange Commission (the “Commission”); any and all insurance premiums or expenses, including directors and officers insurance of the directors and officers of the Manager or Asset Manager, in connection with the Underlying Assets; any withholding or transfer taxes imposed on the Company, a Series or any Interest holders as a result of its or their earnings, investments or withdrawals; any governmental fees imposed on the capital of the Company or a Series or incurred in connection with compliance with applicable regulatory requirements; any legal fees and costs (including settlement costs) arising in connection with any litigation or regulatory investigation instituted against the Company, a Series or the Manager in connection with the affairs of the Company or a Series; the fees and expenses of any administrator, if any, engaged to provide administrative services to the Company or a Series; all custodial fees, costs and expenses in connection with the holding of an Underlying Asset; any fees, costs and expenses of a third-party registrar and transfer agent appointed by the Manager in connection with a Series; the cost of the audit of the annual consolidated financial statements of the Company or a Series and the preparation of tax returns and circulation of reports to Interest holders; any indemnification payments; the fees and expenses of counsel to the Company or a Series in connection with advice directly relating to its legal affairs; the costs of any other outside appraisers, valuation firms, accountants, attorneys or other experts or consultants engaged by the Manager in connection with the operations of the Company or a Series; and any similar expenses that may be determined to be operating expenses, as determined by the Manager in its reasonable discretion.
Prior to the closing, operating expenses are borne by the Manager and not reimbursed by the Series. The Manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent (other than for storage of the Underlying Assets), supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures (excluding utilities expenditures in connection with the storage of the Underlying Assets).

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

If the operating expenses exceed the amount of revenues generated from an Underlying Asset and cannot be covered by any operating expense reserves on the balance sheet of such Series, the Manager may (a) pay such operating expenses and not seek reimbursement; (b) loan the amount of the operating expenses to the applicable Series, on which the Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future revenues generated by such Underlying Asset (“Operating Expenses Reimbursement Obligation(s)”); and/or (c) cause additional Interests to be issued in the such Series in order to cover such additional amounts.
Sourcing Fee: The Asset Manager will be paid a fee as compensation for sourcing each Underlying Asset in an amount equal to up to 10% of the gross offering proceeds of each offering; provided that such sourcing fee may be waived by the Asset Manager.
Brokerage Fee: The broker of record for each offering is expected to receive a brokerage fee equal to 1% of the amount raised from investors through each offering. The Company complies with the requirements of FASB ASC 340-10-S99-1 with regards to offering costs. Prior to the completion of an offering, offering costs are capitalized. The deferred offering costs are charged to members’ equity upon the completion of an offering or to expense if the offering is not completed.
Organizational Costs: In accordance with FASB ASC 720, organizational costs, including accounting fees, legal fees and costs of incorporation, are expensed as incurred.
Income Taxes
The Company is a series limited liability company. Accordingly, under the Internal Revenue Code (the “IRC”), all Company taxable income or loss flows through to its sole member, the Manager. Therefore, no provision for income tax has been recorded in the statements. Income from the Company is reported and taxed to the members on its individual tax return. However, the Company has elected, in accordance with the IRC, to treat each individual Series as separate subchapter C corporation for tax purposes. No tax provision has been recorded for any Series through the balance sheet date as each is in a taxable loss position and no further tax benefits can be reasonably anticipated.

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized. The Company’s net operating loss carryforwards as of June 30, 2021 and December 31, 2020 were approximately $323,564 and $125,308, respectively, which produced net deferred tax assets of $84,450 and $32,706, respectively, using the Company’s estimated future effective tax rate of 26.1%. Based on consideration of the available evidence, including historical losses, the Company’s net deferred tax assets from its net operating loss carryforwards as of June 30, 2021 and December 31, 2020 are fully offset by a valuation allowance, and therefore, no tax benefit applicable to the loss for each individual Series for the periods ended June 30, 2021 and December 31, 2020 has been recognized. The net losses do not expire for federal income tax purposes.
The Company complies with FASB ASC 740 for accounting for uncertainty in income taxes recognized in a company’s consolidated financial statements, which prescribes a recognition threshold and measurement process for consolidated financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. FASB ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s consolidated financial statements. The Company believes that its income tax positions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.
The Company may in the future become subject to federal, state and local income taxation though it has not been since its inception. The Company is not presently subject to any income tax audit in any taxing jurisdiction.
Earnings (Loss) / Income per Interest
Upon completion of an offering, each Series intends to comply with accounting and disclosure requirement of ASC Topic 260, “Earnings per Share.” For each Series, earnings (loss) / income per Interest (“EPI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding Interests in that particular Series during the year.
As of June 30, 2021 and 2020, 89 and 11 Series, respectively, had closed offerings, and the (losses) / income per Interest for each Series were as follows (the following table excludes each Series that had only one Interest outstanding, held by the Manager, as of June 30, 2021 and 2020):

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

		6/30/2021		6/30/2020
Series	Interests	Net (Loss) / Income	EPI	Net (Loss) / Income	EPI
Series #KW	10,000	$(2,836)	$(0.28)	$(1,935)	$(0.19)
Series Drop 002	1,000	(1,346)	(1.35)	(2,767)	(2.77)
Series Drop 003	1,000	(1,369)	(1.37)	(1,457)	(1.46)
Series Drop 004	1,000	(1,739)	(1.74)	(2,353)	(2.35)
Series Drop 005	1,250	(1,691)	(1.35)	(4,584)	(3.67)
Series Drop 008	800	(685)	(0.86)	(4,805)	(6.01)
Series Drop 009	3,250	(2,954)	(0.91)	(625)	-
Series Drop 010	1,000	(1,312)	(1.31)	(1,609)	(1.61)
Series Gallery Drop 011	800	(1,306)	(1.63)	(2,506)	(3.13)
Series Gallery Drop 012	2,000	(1,978)	(0.99)	(2,725)	-
Series Gallery Drop 013	1,500	(4,076)	(2.72)	(1,887)	-
Series Gallery Drop 014	1,000	(1,346)	(1.35)	(3,304)	(3.30)
Series Gallery Drop 015	1,000	(1,626)	(1.63)	(2,753)	(2.75)
Series Gallery Drop 016	1,000	(1,286)	(1.29)	(1,993)	(1.99)
Series Gallery Drop 017	1,000	(1,459)	(1.46)	(928)	-
Series Gallery Drop 018	480	(1,241)	(2.59)	(116)	-
Series Gallery Drop 019	750	(1,282)	(1.71)	(126)	-
Series Gallery Drop 020	1,820	(1,703)	(0.94)	-	-
Series Gallery Drop 021	1,100	(1,325)	(1.20)	-	-
Series Gallery Drop 022	1,000	(1,066)	(1.07)	(169)	-
Series Gallery Drop 023	1,000	(570)	(0.57)	(60)	-
Series Gallery Drop 024	1,000	(616)	(0.62)	(97)	-
Series Gallery Drop 025	1,000	(380)	(0.38)	(258)	-
Series Gallery Drop 026	2,000	(1,030)	(0.52)	-	-
Series Gallery Drop 027	5,000	(835)	(0.17)	-	-
Series Gallery Drop 028	2,000	(590)	(0.30)	-	-
Series Gallery Drop 029	5,000	(790)	(0.16)	-	-
Series Gallery Drop 030	2,000	(622)	(0.31)	-	-
Series Gallery Drop 031	2,000	(3,177)	(1.59)	-	-
Series Gallery Drop 032	5,000	(502)	(0.10)	-	-
Series Gallery Drop 033	3,400	(2,265)	(0.94)	-	-
Series Gallery Drop 034	20,750	(2,810)	(0.14)	-	-
Series Gallery Drop 035	3,750	(902)	(0.24)	-	-
Series Gallery Drop 036	5,100	(728)	(0.14)	-	-
Series Gallery Drop 037	2,650	(626)	(0.24)	-	-
Series Gallery Drop 038	7,350	(900)	(0.12)	-	-
Series Gallery Drop 039	6,750	(843)	(0.12)	-	-

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Gallery Drop 040	3,550	(2,375)	(0.67)	-	-
Series Gallery Drop 041	5,500	(513)	(0.09)	-	-
Series Gallery Drop 042	2,100	(599)	(0.29)	-	-
Series Gallery Drop 043	6,700	(3,764)	(0.56)	-	-
Series Gallery Drop 044	46,670	(13,267)	(0.28)	-	-
Series Gallery Drop 045	23,000	(12,134)	(0.53)	-	-
Series Gallery Drop 046	5,300	(2,504)	(0.47)	-	-
Series Gallery Drop 047	3,000	(1,334)	(0.44)	-	-
Series Gallery Drop 048	5,800	(1,604)	(0.28)	-	-
Series Gallery Drop 049	22,500	(8,684)	(0.39)	-	-
Series Gallery Drop 050	2,950	(2,139)	(0.73)	-	-
Series Gallery Drop 051	3,100	(2,074)	(0.67)	-	-
Series Gallery Drop 052	1,000	(1,334)	(1.33)	-	-
Series Gallery Drop 053	7,950	(1,139)	(0.14)	-	-
Series Gallery Drop 054	1,900	(1,244)	(0.65)	-	-
Series Gallery Drop 055	4,750	(2,359)	(0.50)	-	-
Series Gallery Drop 056	2,120	(1,322)	(0.62)	-	-
Series Gallery Drop 057	1,800	(1,154)	(0.64)	-	-
Series Gallery Drop 058	2,240	(1,350)	(0.60)	-	-
Series Gallery Drop 059	7,760	(3,868)	(0.50)	-	-
Series Gallery Drop 060	5,110	(2,523)	(0.49)	-	-
Series Gallery Drop 061	2,310	(1,313)	(0.57)	-	-
Series Gallery Drop 062	1,620	(1,072)	(0.66)	-	-
Series Gallery Drop 063	2,100	(1,323)	(0.63)	-	-
Series Gallery Drop 064	3,370	(1,797)	(0.53)	-	-
Series Gallery Drop 065	2,110	(1,243)	(0.59)	-	-
Series Gallery Drop 066	9,470	(4,237)	(0.45)	-	-
Series Gallery Drop 067	6,320	(3,034)	(0.48)	-	-
Series Gallery Drop 068	2,530	(1,481)	(0.59)	-	-
Series Gallery Drop 069	3,700	(1,936)	(0.52)	-	-
Series Gallery Drop 070	3,280	(1,666)	(0.51)	-	-
Series Gallery Drop 071	7,890	(3,505)	(0.44)	-	-
Series Gallery Drop 072	29,750	(14,919)	(0.50)	-	-
Series Gallery Drop 073	4,660	(2,248)	(0.48)	-	-
Series Gallery Drop 074	2,200	(1,264)	(0.57)	-	-
Series Gallery Drop 076	5,830	(2,761)	(0.47)	-	-
Series Gallery Drop 077	3,880	(1,906)	(0.49)	-	-
Series Gallery Drop 078	2,200	(1,264)	(0.57)	-	-
Series Gallery Drop 079	2,120	(1,284)	(0.61)	-	-
Series Gallery Drop 080	1,580	(1,036)	(0.66)	-	-

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Gallery Drop 082	8,420	(3,752)	(0.45)	-	-
Series Gallery Drop 083	4,740	(2,320)	(0.49)	-	-
Series Gallery Drop 086	9,470	(4,107)	(0.43)	-	-
Series Gallery Drop 089	2,520	(1,398)	(0.55)	-	-
Series Gallery Drop 093	4,580	(2,225)	(0.49)	-	-
Series Gallery Drop 095	4,760	(2,278)	(0.48)	-	-
Series Gallery Drop 096	3,050	(1,568)	(0.51)	-	-
Series Gallery Drop 097	3,160	(1,638)	(0.52)	-	-
Series Gallery Drop 098	1,470	(907)	(0.62)	-	-
Series Gallery Drop 100	1,950	(1,139)	(0.58)	-	-
Series Gallery Drop 104	1,310	(794)	(0.61)	-	-
Series Gallery Drop 107	2,380	(1,270)	(0.53)	-	-

Allocation Methodology
To the extent relevant, offering expenses, acquisition expenses, operating expenses, revenue generated from Underlying Assets and any indemnification payments made by the Company will be allocated amongst the various Interests in accordance with the Manager’s allocation policy. The allocation policy requires the Manager to allocate items that are allocable to a specific Series to be borne by, or distributed to, as applicable, the applicable Series. If, however, an item is not allocable to a specific Series but to the Company in general, it will be allocated pro rata based on the value of Underlying Assets or the number of Interests, as reasonably determined by the Manager or as otherwise set forth in the allocation policy. By way of example, it is anticipated that revenues and expenses will be allocated as follows:
Revenue or Expense Item	Details	Allocation Policy (if revenue or expense is not clearly allocable to a specific Underlying Asset)
Revenue	Revenue from events and leasing opportunities for the asset	Allocable pro rata to the value of each Underlying Asset
	Asset sponsorship models	Allocable pro rata to the value of each Underlying Asset

Offering Expenses	Filing expenses related to submission of regulatory paperwork for a series	Allocable pro rata to the number of Underlying Assets
	Underwriting expense incurred outside of Brokerage Fee	Allocable pro rata to the number of Underlying Assets

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Legal expenses related to the submission of regulatory paperwork for a series	Allocable pro rata to the number of Underlying Assets
Audit and accounting work related to the regulatory paperwork or a series	Allocable pro rata to the number of Underlying Assets
Escrow agent fees for the administration of escrow accounts related to the offering	Allocable pro rata to the number of Underlying Assets
Compliance work, including diligence related to the preparation of a series	Allocable pro rata to the number of Underlying Assets

Acquisition Expense	Transportation of Underlying Asset as at time of acquisition	Allocable pro rata to the number of Underlying Assets
	Insurance of Underlying Asset as at time of acquisition	Allocable pro rata to the value of each Underlying Asset
	Preparation of marketing materials	Allocable pro rata to the number of Underlying Assets
	Pre-purchase inspection	Allocable pro rata to the number of Underlying Assets
	Interest expense in the case an Underlying Asset was pre-purchased us prior to the closing of an offering through a loan	Allocable directly to the applicable Underlying Asset
	Storage	Allocable pro rata to the number of Underlying Assets
	Security (e.g., surveillance and patrols)	Allocable pro rata to the number of Underlying Assets
	Custodial fees	Allocable pro rata to the number of Underlying Assets

Operating	Appraisal and valuation fees	Allocable pro rata to the number of Underlying Assets
Expense	Marketing expenses in connection with any revenue-generating event	Allocable pro rata to the value of each Underlying Asset

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Insurance	Allocable pro rata to the value of each Underlying Asset
Maintenance	Allocable directly to the applicable Underlying Asset
Transportation to any revenue-generating event	Allocable pro rata to the number of Underlying Assets
Ongoing reporting requirements (e.g., Reg A+ or Exchange Act reporting)	Allocable pro rata to the number of Underlying Assets
Audit, accounting and bookkeeping related to the reporting requirements of the series	Allocable pro rata to the number of Underlying Assets
Other revenue-generating event related expenses (e.g., location, catering, facility management, film and photography crew)	Allocable pro rata to the value of each Underlying Asset

Indemnification Payments	Indemnification payments under the operating agreement	Allocable pro rata to the value of each Underlying Asset

Notwithstanding the foregoing, the Manager may revise and update the allocation policy from time to time in its reasonable discretion without further notice.
NOTE 4: RELATED PARTY TRANSACTIONS
In the normal course of business, the Series have and will acquire Underlying Assets from the Manager in exchange for promissory notes, which may or may not be interest bearing. Each note matures, and principal and accrued interest for each is due, within fourteen days of the closing of the offering for the associated Series. The principal balance due to the Manager as of June 30, 2021 was $1,905,603, with no interest payable to Manager, as detailed in the table below:

Series	Interest Rate(1)	Note Principal Payable	Note Interest Payable	Total Due to Manager
Series Gallery Drop 075	0%	$55,350	$-	$55,350
Series Gallery Drop 081	0%	480,000	-	480,000
Series Gallery Drop 084	0%	52,000	-	52,000
Series Gallery Drop 085	0%	60,000	-	60,000

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Gallery Drop 087	0%	231,009	-	231,009
Series Gallery Drop 088	0%	55,250	-	55,250
Series Gallery Drop 090	0%	98,850	-	98,850
Series Gallery Drop 091	0%	37,473	-	37,473
Series Gallery Drop 092	0%	217,356	-	217,356
Series Gallery Drop 094	0%	21,631	-	21,631
Series Gallery Drop 099	0%	130,000	-	130,000
Series Gallery Drop 101	0%	200,750	-	200,750
Series Gallery Drop 102	0%	14,060	-	14,060
Series Gallery Drop 103	0%	17,500	-	17,500
Series Gallery Drop 105	0%	61,780	-	61,780
Series Gallery Drop 106	0%	26,650	-	26,650
Series Gallery Drop 108	0%	30,118	-	30,118
Series Gallery Drop 109	0%	30,746	-	30,746
Series Gallery Drop 110	0%	10,080	-	10,080
Series Gallery Drop 111	0%	18,000	-	18,000
Series Gallery Drop 112	0%	57,000	-	57,000
Total		$1,905,603	$-	$1,905,603

The principal balance due to the Manager as of December 31, 2020 was $1,707,230, with interest payable to Manager of $2,760 as detailed in the table below:

Series	Interest Rate(1)	Note Principal Payable	Note Interest Payable	Total Due to Manager
Series Gallery Drop 013	7.50%	$84,150	$1,578	$85,728
Series Gallery Drop 031	7.25%	43,750	793	44,543
Series Gallery Drop 032	0%	4,844	-	4,844
Series Gallery Drop 033	7.25%	21,475	389	21,864
Series Gallery Drop 040	0%	33,211	-	33,211
Series Gallery Drop 043	0%	63,000	-	63,000
Series Gallery Drop 044	0%	416,700	-	416,700
Series Gallery Drop 045	0%	216,000	-	216,000
Series Gallery Drop 046	0%	50,400	-	50,400
Series Gallery Drop 047	0%	28,800	-	28,800
Series Gallery Drop 048	0%	56,250	-	56,250
Series Gallery Drop 049	0%	214,500	-	214,500
Series Gallery Drop 050	0%	25,000	-	25,000

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Gallery Drop 051	0%	29,000	-	29,000
Series Gallery Drop 052	0%	9,000	-	9,000
Series Gallery Drop 053	0%	78,000	-	78,000
Series Gallery Drop 054	0%	18,000	-	18,000
Series Gallery Drop 055	0%	45,100	-	45,100
Series Gallery Drop 056	0%	20,100	-	20,100
Series Gallery Drop 057	0%	17,100	-	17,100
Series Gallery Drop 058	0%	21,260	-	21,260
Series Gallery Drop 059	0%	73,700	-	73,700
Series Gallery Drop 060	0%	48,500	-	48,500
Series Gallery Drop 061	0%	21,990	-	21,990
Series Gallery Drop 062	0%	15,400	-	15,400
Series Gallery Drop 063	0%	20,000	-	20,000
Series Gallery Drop 064	0%	32,000	-	32,000
Total		$1,707,230	$2,760	$1,709,990

(1)
Notes with a 0% interest rate are non-interest bearing. The remaining notes bear interest at an annualized rate as stated over a three-month period.
Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

On April 15, 2021, Series Gallery Drop 044 entered into a Purchase and Sale Agreement Addendum with the Manager, in its capacity as seller of the Series Gallery Drop 044 Underlying Asset. The Manager originally acquired the Series Gallery Drop 044 Underlying Asset from the prior owner of the Asset for a total cost of $650,000, of which $500,000 was paid in cash by the Manager and the remainder of which was paid in the form of in-kind consideration consisting of another asset then owned by the Manager, which was transferred to the prior Series Gallery Drop 044 Underlying Asset owner. The Manager acquired the in-kind consideration from an advisor to the Manager for a total cost of $150,000, all of which was paid on behalf of the Manager by Series Gallery Drop 044 in the form of the Series Gallery Drop 044 Interests to the advisor. In addition, the advisor invested $83,300 in cash in Series Gallery Drop 044 in a private placement transaction, with $50,800 paid in cash by the advisor and $32,500 paid by the advisor’s agreement to waive and not be paid the commission fee of the same amount owed to the advisor with respect to the acquisition of the Series Gallery Drop 044 Underlying Asset. Thus, the advisor received 23,330 Series Gallery Drop 044 Interests in the aggregate from the private placement transaction and the in-kind consideration. As the result of a mutual mistake, Series Gallery Drop 044 issued to the Manager, in its capacity as seller of the Series Gallery Drop 044 Underlying Asset, a promissory note in the original principal amount of $416,700 instead of $467,500, being the actual cash amount spent by the Manager to acquire the Asset ($500,000) less the $32,500 commission, for which the Manager was reimbursed by Series Gallery Drop 044 on April 22, 2021 from the proceeds of the offering of Series Gallery Drop 044 Interests, as detailed in the use of proceeds in the respective offering statement filed with the Commission on Form 1-A, as amended and supplemented from time to time. Since the Manager will receive $50,800 less in cash than was paid to acquire the Series Gallery Drop 044 Underlying Asset from the prior Series Gallery Drop 044 Underlying Asset owner, Series Gallery Drop 044 agreed to satisfy such shortfall by paying to the Manager, in its capacity as seller of the Series Gallery Drop 044 Underlying Asset, $50,800 in cash pursuant to the addendum. Series Gallery Drop 044 is utilizing the cash proceeds from the sale of Series Gallery Drop 044 Interests to the advisor referred to above to satisfy such shortfall.
NOTE 5: DUE TO MANAGER
To fund its organizational costs and start-up activities as well as to advance funds on behalf of a Series to purchase assets, the Manager has covered the expenses and costs of the Company and its Series thus far on a non-interest-bearing extension of revolving credit. The Company will evaluate when is best to repay the Manager depending on operations and fundraising ability. In general, the Company will repay the Manager for funds extended to acquire assets from the Series subscription proceeds (less the applicable management fees), as they are received. As of June 30, 2021, the Company had $89,242 due to the Manager for accounting, storage, transportation and insurance associated with and incurred on behalf of the Series as detailed in the table below:

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series	Accounting Fees	Storage	Insurance	Total
Series #KW	$1,463	$-	-	$1,463
Series Drop 002	1,463	144	28	1,635
Series Drop 003	1,462	163	32	1,657
Series Drop 004	1,773	213	42	2,028
Series Drop 005	1,462	432	85	1,979
Series Drop 008	773	168	33	974
Series Drop 009	1,463	1488	292	3,243
Series Drop 010	1,462	115	23	1,600
Series Gallery Drop 011	1,462	110	22	1,594
Series Gallery Drop 012	1,462	672	132	2,266
Series Gallery Drop 013	995	-	-	995
Series Gallery Drop 014	1,462	144	28	1,634
Series Gallery Drop 015	1,772	119	23	1,914
Series Gallery Drop 016	1,462	94	18	1,574
Series Gallery Drop 017	1,462	238	47	1,747
Series Gallery Drop 018	1,462	56	11	1,529
Series Gallery Drop 019	1,462	91	17	1,570
Series Gallery Drop 020	1,222	643	126	1,991
Series Gallery Drop 021	1,461	127	25	1,613
Series Gallery Drop 022	1,182	144	28	1,354
Series Gallery Drop 023	772	72	14	858
Series Gallery Drop 024	772	110	22	904
Series Gallery Drop 026	772	456	90	1,318
Series Gallery Drop 027	772	293	58	1,123
Series Gallery Drop 028	772	89	17	878
Series Gallery Drop 029	772	256	50	1,078
Series Gallery Drop 030	772	115	23	910
Series Gallery Drop 031	405	-	-	405
Series Gallery Drop 032	772	10	8	790
Series Gallery Drop 033	405	-	-	405
Series Gallery Drop 034	772	1944	382	3,098

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Gallery Drop 035	772	349	69	1,190
Series Gallery Drop 036	772	231	45	1,048
Series Gallery Drop 037	772	119	23	914
Series Gallery Drop 038	772	348	68	1,188
Series Gallery Drop 039	772	300	59	1,131
Series Gallery Drop 040	405	-	-	405
Series Gallery Drop 041	772	24	5	801
Series Gallery Drop 042	772	96	19	887
Series Gallery Drop 043	405	-	-	405
Series Gallery Drop 044	405	-	-	405
Series Gallery Drop 045	405	-	-	405
Series Gallery Drop 046	405	-	-	405
Series Gallery Drop 047	405	-	-	405
Series Gallery Drop 048	405	-	-	405
Series Gallery Drop 049	405	-	-	405
Series Gallery Drop 050	405	-	-	405
Series Gallery Drop 051	405	-	-	405
Series Gallery Drop 052	405	-	-	405
Series Gallery Drop 053	405	-	-	405
Series Gallery Drop 054	405	-	-	405
Series Gallery Drop 055	405	-	-	405
Series Gallery Drop 056	405	-	-	405
Series Gallery Drop 057	405	-	-	405
Series Gallery Drop 058	405	-	-	405
Series Gallery Drop 059	715	-	-	715
Series Gallery Drop 060	405	-	-	405
Series Gallery Drop 061	405	-	-	405
Series Gallery Drop 062	405	-	-	405
Series Gallery Drop 063	405	-	-	405
Series Gallery Drop 064	405	-	-	405
Series Gallery Drop 065	405	-	-	405
Series Gallery Drop 066	405	-	-	405
Series Gallery Drop 067	405	-	-	405

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Gallery Drop 068	405	-	-	405
Series Gallery Drop 069	405	-	-	405
Series Gallery Drop 070	365	-	-	365
Series Gallery Drop 071	365	-	-	365
Series Gallery Drop 072	365	-	-	365
Series Gallery Drop 073	365	-	-	365
Series Gallery Drop 074	365	-	-	365
Series Gallery Drop 076	365	-	-	365
Series Gallery Drop 077	365	-	-	365
Series Gallery Drop 078	365	-	-	365
Series Gallery Drop 079	365	-	-	365
Series Gallery Drop 080	365	-	-	365
Series Gallery Drop 082	365	-	-	365
Series Gallery Drop 083	365	-	-	365
Series Gallery Drop 086	325	-	-	325
Series Gallery Drop 089	325	-	-	325
Series Gallery Drop 093	325	-	-	325
Series Gallery Drop 095	325	-	-	325
Series Gallery Drop 096	325	-	-	325
Series Gallery Drop 097	325	-	-	325
Series Gallery Drop 098	325	-	-	325
Series Gallery Drop 100	325	-	-	325
Series Gallery Drop 104	285	-	-	285
Series Gallery Drop 107	285	-	-	285
Unallocated	16,756	-	-	16,756
Total	$77,305	$9,973	$1,964	$89,242

As of December 31, 2020, the Company had $23,575 due to the Manager for accounting, storage, transportation, insurance and sourcing fees associated with and incurred on behalf of the Series as detailed in the table below:

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series	Accounting Fees	Storage	Transportation	Insurance	Total
Series #KW	$368	$-	$-	$-	$368
Series Drop 002	368	-	-	-	368
Series Drop 003	367	-	-	-	367
Series Drop 004	368	-	-	-	368
Series Drop 005	367	-	-	-	367
Series Drop 008	368	-	-	-	368
Series Drop 009	368	-	-	-	368
Series Drop 010	367	-	-	-	367
Series Gallery Drop 011	367	-	-	-	367
Series Gallery Drop 012	367	-	-	-	367
Series Gallery Drop 014	367	-	-	-	367
Series Gallery Drop 015	367	-	-	-	367
Series Gallery Drop 016	367	-	-	7	374
Series Gallery Drop 017	367	-	-	-	367
Series Gallery Drop 018	367	-	-	-	367
Series Gallery Drop 019	367	-	-	-	367
Series Gallery Drop 020	367	-	-	-	367
Series Gallery Drop 021	366	-	-	-	366
Series Gallery Drop 022	367	-	-	-	367
Series Gallery Drop 023	367	-	-	-	367
Series Gallery Drop 024	367	-	-	-	367
Series Gallery Drop 025	367	-	-	-	367
Series Gallery Drop 026	367	-	-	-	367
Series Gallery Drop 027	367	-	-	-	367
Series Gallery Drop 028	367	-	-	-	367
Series Gallery Drop 029	367	-	-	-	367
Series Gallery Drop 030	367	-	-	-	367
Series Gallery Drop 032	367	10	53	8	438
Series Gallery Drop 034	367	-	-	-	367
Series Gallery Drop 035	367	-	-	-	367
Series Gallery Drop 036	367	-	-	-	367

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Gallery Drop 037	367	-	-	-	367
Series Gallery Drop 038	367	-	-	-	367
Series Gallery Drop 039	367	-	-	-	367
Series Gallery Drop 041	367	-	-	-	367
Series Gallery Drop 042	367	-	-	-	367
Unallocated	10,281	-	-	-	10,281
Total	$23,497	$10	$53	$15	$23,575

NOTE 6: MEMBERS’ LIABILITY
The Company is organized as a series limited liability company. As such, the liability of the members of the Company for the financial obligations of the Company is limited to each member’s contribution of capital.
NOTE 7: MEMBERS’ EQUITY
The members of each Series have certain rights with respect to the Series to which they are subscribed. Each Series generally holds a single asset or a collection of assets. A Series member is entitled to their pro rata share of the net profits derived from the Underlying Asset held in that series after deduction of expense allocations and direct expenses attributable to the Underlying Asset, based on their percentage of the total outstanding Interests in that Series.
The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, are solely the debts, obligations and liabilities of the Company, and no member of the Company is obligated personally for any such debt, obligation or liability.
Series Subscriptions
During the six-month period ended June 30, 2021, the Company received and closed cash subscriptions of $3,231,840 (which amount includes $504,030 in cash subscriptions previously recorded as Subscriptions Receivable as of December 31, 2020) for the following Series:

Series Name	Interests Sold During Six-Month Period Ended 06/30/2021	Subscription Amount	Closed Date
Series Gallery Drop 013	1,500	$90,000	02/22/2021
Series Gallery Drop 031	2,000	48,000	01/21/2021

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Gallery Drop 033	2,400	24,000	01/28/2021
Series Gallery Drop 040	3,550	35,500	01/29/2021
Series Gallery Drop 043	6,700	67,000	01/22/2021
Series Gallery Drop 044(1)	51,750	517,500	04/22/2021
Series Gallery Drop 045	23,000	230,000	01/19/2021
Series Gallery Drop 046	5,300	53,000	02/12/2021
Series Gallery Drop 047	3,000	30,000	02/12/2021
Series Gallery Drop 048	5,800	58,000	05/25/2021
Series Gallery Drop 049	22,500	225,000	02/01/2021
Series Gallery Drop 050	2,950	29,500	03/01/2021
Series Gallery Drop 051	3,064	30,640	01/26/2021
Series Gallery Drop 052	1,000	10,000	01/12/2021
Series Gallery Drop 053	7,950	79,500	04/08/2021
Series Gallery Drop 054	1,900	19,000	02/02/2021
Series Gallery Drop 055	4,750	47,500	04/05/2021
Series Gallery Drop 056	2,120	21,200	02/09/2021
Series Gallery Drop 057	1,800	18,000	02/09/2021
Series Gallery Drop 058	2,240	22,400	03/12/2021
Series Gallery Drop 059	7,760	77,600	03/09/2021
Series Gallery Drop 060	5,110	51,100	03/05/2021
Series Gallery Drop 061	2,310	23,100	02/09/2021
Series Gallery Drop 062	1,620	16,200	02/19/2021
Series Gallery Drop 063	2,110	21,100	03/02/2021
Series Gallery Drop 064	3,370	33,700	03/01/2021
Series Gallery Drop 065	2,110	21,100	03/23/2021
Series Gallery Drop 066	9,470	94,700	03/05/2021
Series Gallery Drop 067	6,320	63,200	06/03/2021
Series Gallery Drop 068	2,530	25,300	03/05/2021
Series Gallery Drop 069	3,700	37,000	03/05/2021
Series Gallery Drop 070	3,280	32,800	04/05/2021
Series Gallery Drop 071	7,890	78,900	03/25/2021
Series Gallery Drop 072	29,750	297,500	04/15/2021
Series Gallery Drop 073	4,660	46,600	06/11/2021
Series Gallery Drop 074	2,200	22,000	03/25/2021
Series Gallery Drop 076	5,830	58,300	04/27/2021
Series Gallery Drop 077	3,880	38,800	04/05/2021
Series Gallery Drop 078	2,200	22,000	04/15/2021

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Gallery Drop 079	2,120	21,200	03/19/2021
Series Gallery Drop 080	1,580	15,800	03/19/2021
Series Gallery Drop 082	8,420	84,200	04/30/2021
Series Gallery Drop 083	4,740	47,400	05/14/2021
Series Gallery Drop 086	9,470	94,700	05/26/2021
Series Gallery Drop 089	2,520	25,200	04/19/2021
Series Gallery Drop 093	4,580	45,800	04/27/2021
Series Gallery Drop 095	4,760	47,600	06/18/2021
Series Gallery Drop 096	3,050	30,500	04/27/2021
Series Gallery Drop 097	3,160	31,600	05/05/2021
Series Gallery Drop 098	1,470	14,700	04/27/2021
Series Gallery Drop 100	1,950	19,500	06/22/2021
Series Gallery Drop 104	1,310	13,100	06/17/2021
Series Gallery Drop 107	2,380	23,800	06/24/2021
Total	312,884	$3,231,840

(1)
In addition to the 46,670 Series Gallery Drop 044 Interests sold pursuant to Regulation A of Section 3(6) of the Securities Act of 1933, as amended, or the Securities Act, 5,080 Series Gallery Drop 044 Interests were sold to an advisor to the Manager in a private placement transaction.
During the year ended December 31, 2020, the Company received and closed cash subscriptions of $2,246,000 (which amount includes $216,719 in cash subscriptions previously recorded as Subscriptions Receivable as of December 31, 2019) for the following Series:

Series	Interests Sold During Year Ended 12/31/2020	Subscription Amount	Closed Date
Series Drop 002	1,000	$33,000	04/13/2020
Series Drop 003	1,000	35,000	03/18/2020
Series Drop 004	1,000	47,000	03/11/2020
Series Drop 005	1,250	95,000	03/06/2020
Series Drop 008	800	32,000	03/17/2020
Series Drop 009	3,250	325,000	10/02/2020
Series Drop 010	1,000	25,000	03/06/2020
Series Gallery Drop 011	800	20,000	05/21/2020
Series Gallery Drop 012	2,000	150,000	08/24/2020

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

Series Gallery Drop 014	1,000	33,000	04/21/2020
Series Gallery Drop 015	1,000	27,000	04/03/2020
Series Gallery Drop 016	1,000	21,000	05/29/2020
Series Gallery Drop 017	1,000	54,000	10/16/2020
Series Gallery Drop 018	480	12,000	08/14/2020
Series Gallery Drop 019	750	22,500	08/18/2020
Series Gallery Drop 020	1,820	136,500	09/30/2020
Series Gallery Drop 021	1,100	27,500	11/04/2020
Series Gallery Drop 022	1,000	32,000	08/14/2020
Series Gallery Drop 023	1,000	19,000	10/23/2020
Series Gallery Drop 024	1,000	24,000	08/17/2020
Series Gallery Drop 025	1,000	70,000	12/04/2020
Series Gallery Drop 026	2,000	100,000	09/11/2020
Series Gallery Drop 027	5,000	62,500	09/11/2020
Series Gallery Drop 028	2,000	20,000	11/20/2020
Series Gallery Drop 029	5,000	55,000	11/06/2020
Series Gallery Drop 030	2,000	28,000	12/01/2020
Series Gallery Drop 032	5,000	5,000	12/31/2020
Series Gallery Drop 034	20,750	415,000	11/02/2020
Series Gallery Drop 035	3,750	75,000	12/22/2020
Series Gallery Drop 036	5,100	51,000	12/16/2020
Series Gallery Drop 037	2,650	26,500	11/05/2020
Series Gallery Drop 038	7,350	73,500	11/05/2020
Series Gallery Drop 039	6,750	67,500	12/14/2020
Series Gallery Drop 041	5,500	5,500	12/16/2020
Series Gallery Drop 042	2,100	21,000	12/01/2020
Total	99,200	$2,246,000

As of June 30, 2021, the Company received subscriptions of $146,000 for the following Series, which have been recorded as Subscriptions Receivable pending closings of the Offerings below.

Series	Subscription Amount
Series Gallery Drop 075	$58,300
Series Gallery Drop 094	22,800
Series Gallery Drop 102	14,800
Series Gallery Drop 103	18,400
Series Gallery Drop 108	31,700
Total	$146,000

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

As of December 31, 2020, the Company received subscriptions of $504,030 for the following Series, which have been recorded as Subscriptions Receivable pending closings of the Offerings below.

Series	Subscription Amount
Series Gallery Drop 013	$90,000
Series Gallery Drop 031	48,000
Series Gallery Drop 033	23,790
Series Gallery Drop 040	35,490
Series Gallery Drop 043	66,960
Series Gallery Drop 045	229,790
Series Gallery Drop 052	10,000
Total	$504,030

Interest Issuances Related to Underlying Asset Acquisitions
In certain instances, Interests in a particular Series are issued as part of the total purchase consideration for and/or in connection with the acquisition of the Underlying Asset of such Series (for example, Interests issued as partial consideration or to an advisor through which the Company acquired the Underlying Asset), in each case as described in the respective offering statement filed with the Commission on Form 1-A, as amended and supplemented from time to time. During the six-month period ended June 30, 2021, the Company had issued the following such Interests:
Series	Interests Issued During Six-Month Period Ended 06/30/2021
Series Gallery Drop 065	502
Series Gallery Drop 071	2,500
Series Gallery Drop 072	5,250
Series Gallery Drop 086	27,000

During the year ended December 31, 2020, the Company issued the following such Interests:
Series	Interests Issued During Year Ended 12/31/2020
Series Drop 008	200
Series Gallery Drop 011	200
Series Gallery Drop 034	500
Series Gallery Drop 044	23,330

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

NOTE 8: RECENT ACCOUNTING PRONOUNCEMENTS
In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). This ASU supersedes the previous revenue recognition requirements in ASC Topic 605—Revenue Recognition and most industry-specific guidance throughout the ASC. The core principle within this ASU is to recognize revenues when promised goods or services are transferred to customers in an amount that reflects the consideration expected to be received for those goods or services. In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers, which deferred the effective date for ASU 2014-09 by one year to fiscal years beginning after December 15, 2017, while providing the option to early adopt for fiscal years beginning after December 15, 2016. Transition methods under ASU 2014-09 must be through either (i) retrospective application to each prior reporting period presented or (ii) retrospective application with a cumulative effect adjustment at the date of initial application. The Company adopted this new standard effective January 1, 2019. The adoption of this standard did not have a material impact on the Company’s financial statements.
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This ASU requires a lessee to recognize a right-of-use asset and a lease liability under most operating leases in its balance sheet. The ASU is effective for annual and interim periods beginning after December 15, 2021 including interim periods within those fiscal years. Early adoption is permitted. The Company is continuing to evaluate the impact of this new standard on our financial reporting and disclosures.
The Company does not believe that any other recently issued, but not yet effective, accounting standards could have a material effect on the accompanying consolidated financial statements. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.
NOTE 9: COMMITMENTS AND CONTINGENCIES
The Company is not currently involved with and does not know of any pending or threatened litigation against the Company, its member or its Manager.
In December 2019, a novel strain of coronavirus, referred to as COVID-19, was reported in Wuhan, China. COVID-19 has since spread to other countries, including the United States, and was declared a pandemic by the World Health Organization. Efforts to contain the spread of COVID-19 have intensified, and most states and localities in the United States and countries in Europe and Asia have implemented severe travel and social restrictions, including social distancing, “shelter-in-place” orders and restrictions on the types of businesses that may continue to operate. The impacts of the outbreak are unknown and rapidly evolving. The Manager’s principal office in New York State is closed, and the Company currently has limited access to its storage facility.

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

The Manager has taken steps to take care of its employees, including providing the ability for employees to work remotely. The Manager has also taken precautions with regard to employee, facility and office hygiene and implemented significant travel restrictions. The Manager is also assessing business continuity plans for all business units, including ours, in the context of COVID-19. This is a rapidly evolving situation, and the Manager will continue to monitor and mitigate developments affecting its workforce. The Manager has reviewed and will continue to carefully review all rules, regulations and orders and will respond accordingly.
The continued spread of COVID-19 has also led to severe disruption and volatility in the global financial markets, which could increase our cost of capital and adversely affect our liquidity and ability to access capital markets in the future. The continued spread of COVID-19 has caused an economic slowdown and may cause a recession or other unpredictable events, each of which could adversely affect our business, results of operations or financial condition. The pandemic has had, and could have a significantly greater, material adverse effect on the United States economy as a whole and in our industry in particular.
If the spread of COVID-19 cannot be slowed and, ideally, contained, our business operations could be further delayed or interrupted. The Company expects that government and health authorities will announce new, or extend existing, restrictions, which could require us to make further adjustments to our operations in order to comply with any such restrictions. The Manager may also experience limitations in employee resources. In addition, our operations could be disrupted if any employee of the Manager is suspected of having the virus, which could require quarantine of any such employees. The duration of any business disruption cannot be reasonably estimated at this time but may materially affect our ability to operate our business and result in additional costs.
The extent to which COVID-19 may impact our results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of the pandemic and steps taken to contain the pandemic or treat its impact, among others. Nevertheless, the pandemic; the current financial, economic and capital markets environment; and future developments in the global supply chain and other areas present material uncertainty and risk with respect to our performance, financial condition, results of operations and cash flows.
Further, the COVID-19 outbreak has caused unprecedented levels of global uncertainty and may impact the value of art and other collectables. The Company expects the COVID-19 outbreak will result in low transaction volume until confidence in the global economy is restored. The extent and duration of this disruption cannot be accurately estimated, and the art and collectibles industry may take a significant amount of time to recover. Although the Company intends to hold and manage all of the assets marketed on the Otis Platform for an average of three to seven years, the COVID-19 outbreak and resulting economic uncertainty may impact the value of the underlying assets, and consequently the value of the interests.

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

NOTE 10: SUBSEQUENT EVENTS
The Company has evaluated subsequent events through September 27, 2021, the date the consolidated financial statements were available to be issued. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in these consolidated financial statements, except as set forth below.
Subsequent to June 30, 2021, the Company offered Series Gallery Drop 110 Interests, Series Gallery Drop 111 Interests, Series Gallery Drop 112 Interests, Series Gallery Drop 113 Interests, Series Gallery Drop 114 Interests and Series Gallery Drop 115 Interests to the general public.
Subsequent to June 30, 2021, the Company acquired the following Underlying Assets from the Manager as follows:

Date	Series	Underlying Asset	Note Principal Amount(1)
07/08/21	Series Gallery Drop 113	Mario Kart 64 game	$55,000
07/08/21	Series Gallery Drop 114	Collection of all three original Nike Air Yeezy 1’s	12,807
07/08/21	Series Gallery Drop 115	Special Marvel Edition #15 comic	15,700
09/15/21	Series Gallery Drop 116	1999 Pokémon 1st Edition Shadowless Holo Charizard trading card	$225,000

(1)
Each note does not bear interest, must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded) and may be prepaid at any time.
Subsequent to June 30, 2021, the following offerings of Interests closed, and such Series raised the following amounts net of brokerage fees and offering expenses:

Date	Series	Amount Raised
07/01/21	Series Gallery Drop 102	$14,602
07/08/21	Series Gallery Drop 075	57,667
07/08/21	Series Gallery Drop 094	22,522

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

07/13/21	Series Gallery Drop 109	31,333
08/04/21	Series Gallery Drop 091	38,956
08/04/21	Series Gallery Drop 101	209,137
08/10/21	Series Gallery Drop 110	10,444
08/12/21	Series Gallery Drop 099	135,382
08/19/21	Series Gallery Drop 103	18,166
08/27/21	Series Gallery Drop 115	16,285
08/31/21	Series Gallery Drop 112	59,350
08/31/21	Series Gallery Drop 113	57,271
09/03/21	Series Gallery Drop 114	13,315
09/14/21	Series Gallery Drop 111	18,661
09/23/21	Series Gallery Drop 105	$64,300

Subsequent to June 30, 2021, the following Series repaid the promissory notes issued by each such Series to the Manager and outstanding prior to June 30, 2021 as follows:

Repayment Date	Series	Note Issuance Date	Note Principal Amount	Interest Rate(1)
07/06/21	Series Gallery Drop 102	04/23/2021	$14,060	0%
07/09/21	Series Gallery Drop 075	02/05/2021	55,350	0%
07/09/21	Series Gallery Drop 094	03/09/2021	21,631	0%
07/28/21	Series Gallery Drop 109	05/03/2021	30,746	0%
08/04/21	Series Gallery Drop 091	03/09/2021	37,473	0%
08/04/21	Series Gallery Drop 101	03/10/2021	200,750	0%
08/11/21	Series Gallery Drop 110	06/08/2021	10,080	0%
08/13/21	Series Gallery Drop 099	03/10/2021	130,000	0%
08/19/21	Series Gallery Drop 103	04/23/2021	17,500	0%
08/30/21	Series Gallery Drop 115	07/08/2021	15,700	0%
09/01/21	Series Gallery Drop 112	06/08/2021	57,000	0%
09/01/21	Series Gallery Drop 113	07/08/2021	55,000	0%
09/03/21	Series Gallery Drop 114	07/08/2021	12,807	0%
09/15/21	Series Gallery Drop 111	06/08/2021	18,000	0%
09/23/21	Series Gallery Drop 105	04/23/2021	$61,780	0%

(1)
Notes with a 0% interest rate were non-interest bearing.

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

On July 1, 2021, Series Gallery Drop 020 sold the Underlying Asset of such series, a 9.2 CGC-graded X-Men #1 comic book, for $225,000 versus the Series Gallery Drop 020 offering amount of $136,500. In connection with the sale, the Manager assumed all outstanding but unpaid Series Gallery Drop 020 acquisition expenses and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the Operating Agreement, resulting in a realized gain of $91,000 from sale of the Series Gallery Drop 020 Underlying Asset. The Manager, as the manager of Series Gallery Drop 020, was appointed as liquidator and began distributing to holders of Series Gallery Drop 020 Interests all of the remaining assets (which consist only of cash) of Series Gallery Drop 020, after making provision for liabilities of Series Gallery Drop 020, if any. After completing such distribution, the Manager intends to wind up Series Gallery Drop 020 as the series will no longer have any assets or liabilities. Prior to the sale of the Series Gallery Drop 020 Asset, the Manager elected for Series Gallery Drop 020 to be treated as a partnership for tax purposes, instead of as a subchapter C corporation as previously elected. Accordingly, under the IRC, all Series Gallery Drop 020 taxable income or loss flows through to the members. Therefore, no provision for income tax has been recorded in the statements. For the avoidance of doubt, the liquidator has not withheld any distribution for taxes related to the gain on the sale for individual holders of Series Gallery Drop 020 Interests.
On July 28, 2021, Series Gallery Drop 027 sold the Underlying Asset of such series, a 9.8 CGC-graded Teenage Mutant Ninja Turtles #1 comic book, for $180,000 versus the Series Gallery Drop 027 offering amount of $62,500. In connection with the sale, the Manager assumed all outstanding but unpaid Series Gallery Drop 027 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the Operating Agreement, resulting in a realized gain of $119,000 from sale of the Series Gallery Drop 027 Underlying Asset. The Manager, as the manager of Series Gallery Drop 027, was appointed as liquidator and began distributing to holders of Series Gallery Drop 027 Interests all of the remaining assets (which consist only of cash) of Series Gallery Drop 027, after making provision for liabilities of Series Gallery Drop 027, if any. After completing such distribution, the Manager intends to wind up Series Gallery Drop 027 as the series will no longer have any assets or liabilities. Prior to the sale of the Series Gallery Drop 027 Asset, the Manager elected for Series Gallery Drop 027 to be treated as a partnership for tax purposes, instead of as a subchapter C corporation as previously elected. Accordingly, under the IRC, all Series Gallery Drop 027 taxable income or loss flows through to the members. Therefore, no provision for income tax has been recorded in the statements. For the avoidance of doubt, the liquidator has not withheld any distribution for taxes related to the gain on the sale for individual holders of Series Gallery Drop 027 Interests.
On August 16, 2021, the Manager reimbursed Series Gallery Drop 025 for a $136 expense incurred on the Manager’s behalf in connection with the distribution of funds to holders of Series Gallery Drop 025 Interests.

OTIS GALLERY LLC
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2021 AND 2020

On December 4, 2020, Series Gallery Drop 025 sold the Underlying Asset for such series, one painting by Derek Fordjour, No. 90, for $70,000 versus the Series Gallery Drop 025 offering amount of $70,000. In connection with the sale, the Manager assumed all Series Gallery Drop 025 acquisition expenses and offering expenses and waived any and all rights to receive any sourcing fee, accrued but unpaid interest on the promissory note issued in connection with the acquisition of the Series Gallery Drop 025 Underlying Asset and the 10% distribution pursuant to Section 7.02 of the Operating Agreement, resulting in a realized gain of $6,000 from sale of the Series Gallery Drop 025 Underlying Asset. The Manager, as Asset Manager of Series Gallery Drop 025, was appointed as liquidator and, on August 31, 2021, finished distributing to holders of Series Gallery Drop 025 Interests all of the remaining assets (which consist only of cash) of Series Gallery Drop 025, after making provision for taxes and any other liabilities of Series Gallery Drop 025.
On September 10, 2021, Series Gallery Drop 097 sold the Underlying Asset of such series, a 9.8 A+ Wata-graded Halo: Combat Evolved game, for $301,000 versus the Series Gallery Drop 097 offering amount of $31,600. In connection with the sale, the Manager assumed all outstanding but unpaid Series Gallery Drop 097 acquisition and offering expenses and waived any and all rights to receive the 10% distribution pursuant to Section 7.02 of the Operating Agreement, resulting in a realized gain of $271,000 from sale of the Series Gallery Drop 097 Underlying Asset. The Manager, as the manager of Series Gallery Drop 097, was appointed as liquidator and began distributing to holders of Series Gallery Drop 097 Interests all of the remaining assets (which consist only of cash) of Series Gallery Drop 097, after making provision for liabilities of Series Gallery Drop 097, if any. After completing such distribution, the Manager intends to wind up Series Gallery Drop 097 as the series will no longer have any assets or liabilities. Prior to the sale of the Series Gallery Drop 097 Asset, the Manager elected for Series Gallery Drop 097 to be treated as a partnership for tax purposes, instead of as a subchapter C corporation as previously elected. Accordingly, under the IRC, all Series Gallery Drop 097 taxable income or loss flows through to the members. Therefore, no provision for income tax has been recorded in the statements. For the avoidance of doubt, the liquidator has not withheld any distribution for taxes related to the gain on the sale for individual holders of Series Gallery Drop 097 Interests.

To the Members of
Otis Gallery LLC
New York, New York
INDEPENDENT AUDITOR’S REPORT
Opinion
We have audited the accompanying consolidated financial statements of Otis Gallery LLC (the “Company”) which comprise the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, changes in members’ equity/(deficit), and cash flows for the years then ended, and the related notes to the consolidated financial statements.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2020 and 2019, and the results of its consolidated operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Substantial Doubt About the Company’s Ability to Continue as a Going Concern
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2 to the consolidated financial statements, the Company sustained net losses of $113,077 and $12,231 for the years ended December 31, 2020 and 2019, respectively, had an accumulated deficit of $125,308 and $12,231 as of December 31, 2020 and 2019, respectively, and current liabilities exceeded current assets by $1,131,202 as of December 31, 2020.  These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Artesian CPA, LLC
1624 Market Street, Suite 202 | Denver, CO 80202
p:  877.968.3330  f: 720.634.0905
info@ArtesianCPA.com | www.ArtesianCPA.com

Other Matters – Consolidating Supplemental Information
Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The consolidating supplemental information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual series, and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

Responsibilities of Management for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the consolidated financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements, including omissions, are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.
In performing an audit in accordance with generally accepted auditing standards, we:
  Exercise professional judgment and maintain professional skepticism throughout the audit.
  Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

Artesian CPA, LLC
1624 Market Street, Suite 202 | Denver, CO 80202
p:  877.968.3330  f: 720.634.0905
info@ArtesianCPA.com | www.ArtesianCPA.com

  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.
/s/ Artesian CPA, LLC
Denver, Colorado
April 27, 2021

Artesian CPA, LLC
1624 Market Street, Suite 202 | Denver, CO 80202
p:  877.968.3330  f: 720.634.0905
info@ArtesianCPA.com | www.ArtesianCPA.com

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series #KW Consol. Info	Series Drop 002 Consol. Info	Series Drop 003 Consol. Info	Series Drop 004 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$1,787	$774	$61	$710
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	1,787	774	61	710

OTHER ASSETS
Art and Other Collectible Assets	237,500	30,000	34,000	44,341
TOTAL OTHER ASSETS	237,500	30,000	34,000	44,341

TOTAL ASSETS	$239,287	$30,774	$34,061	$45,051

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Due to Manager	368	368	367	368
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	368	368	367	368
TOTAL CURRENT LIABILITIES	368	368	367	368

MEMBERS’ EQUITY
Contributed Capital	339	238	240	239
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	250,000	32,677	34,657	46,539
Accumulated Deficit	(11,420)	(2,509)	(1,203)	(2,095)
TOTAL MEMBERS’ EQUITY	238,919	30,406	33,694	44,683

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$239,287	$30,774	$34,061	$45,051

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 005 Consol. Info	Series Drop 006 Consol. Info	Series Drop 007 Consol. Info	Series Drop 008 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$445	$-	$-	$818
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	445	-	-	818

OTHER ASSETS
Art and Other Collectible Assets	90,000	-	-	35,000
TOTAL OTHER ASSETS	90,000	-	-	35,000

TOTAL ASSETS	$90,445	$-	$-	$35,818

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Due to Manager	367	-	-	368
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	367	-	-	368
TOTAL CURRENT LIABILITIES	367	-	-	368

MEMBERS’ EQUITY
Contributed Capital	240	-	-	239
Equity Interest to Artist / Third party	-	-	-	8,000
Membership Contributions	94,164	-	-	31,758
Accumulated Deficit	(4,326)	-	-	(4,547)
TOTAL MEMBERS’ EQUITY	90,078	-	-	35,450

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$90,445	$-	$-	$35,818

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 009 Consol. Info	Series Drop 010 Consol. Info	Series Gallery Drop 011 Consol. Info	Series Gallery Drop 012 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$2,587	$11	$97	$2,494
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	2,587	11	97	2,494

OTHER ASSETS
Art and Other Collectible Assets	310,000	24,000	23,000	140,000
TOTAL OTHER ASSETS	310,000	24,000	23,000	140,000

TOTAL ASSETS	$312,587	$24,011	$23,097	$142,494

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Due to Manager	368	367	367	367
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	368	367	367	367
TOTAL CURRENT LIABILITIES	368	367	367	367

MEMBERS’ EQUITY
Contributed Capital	239	240	340	340
Equity Interest to Artist / Third party	-	-	5,000	-
Membership Contributions	322,729	24,755	19,805	149,614
Accumulated Deficit	(10,749)	(1,351)	(2,415)	(7,827)
TOTAL MEMBERS’ EQUITY	312,219	23,644	22,730	142,127

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$312,587	$24,011	$23,097	$142,494

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 013 Consol. Info	Series Gallery Drop 014 Consol. Info	Series Gallery Drop 015 Consol. Info	Series Gallery Drop 016 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$154	$5	$134
Subscriptions Receivable	90,000	-	-	-
TOTAL CURRENT ASSETS	90,000	154	5	134

OTHER ASSETS
Art and Other Collectible Assets	84,150	30,000	24,750	19,539
TOTAL OTHER ASSETS	84,150	30,000	24,750	19,539

TOTAL ASSETS	$174,150	$30,154	$24,755	$19,673

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$1,578	$-	$-	$-
Notes Payable – related party	84,150	-	-	-
Due to Manager	-	367	367	374
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	85,728	367	367	374
TOTAL CURRENT LIABILITIES	85,728	367	367	374

MEMBERS’ EQUITY
Contributed Capital	100	340	340	240
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	90,000	32,677	26,735	20,794
Accumulated Deficit	(1,678)	(3,230)	(2,687)	(1,735)
TOTAL MEMBERS’ EQUITY	88,422	29,787	24,388	19,299

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$174,150	$30,154	$24,755	$19,673

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 017 Consol. Info	Series Gallery Drop 018 Consol. Info	Series Gallery Drop 019 Consol. Info	Series Gallery Drop 020 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$259	$65	$7	$485
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	259	65	7	485

OTHER ASSETS
Art and Other Collectible Assets	49,500	11,600	18,900	134,000
TOTAL OTHER ASSETS	49,500	11,600	18,900	134,000

TOTAL ASSETS	$49,759	$11,665	$18,907	$134,485

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Due to Manager	367	367	367	367
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	367	367	367	367
TOTAL CURRENT LIABILITIES	367	367	367	367

MEMBERS’ EQUITY
Contributed Capital	240	240	241	240
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	53,471	11,883	22,279	135,163
Accumulated Deficit	(4,319)	(825)	(3,980)	(1,285)
TOTAL MEMBERS’ EQUITY	49,392	11,298	18,540	134,118

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$49,759	$11,665	$18,907	$134,485

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 021 Consol. Info	Series Gallery Drop 022 Consol. Info	Series Gallery Drop 023 Consol. Info	Series Gallery Drop 024 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$180	$866	$103	$153
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	180	866	103	153

OTHER ASSETS
Art and Other Collectible Assets	26,560	29,948	15,000	23,000
TOTAL OTHER ASSETS	26,560	29,948	15,000	23,000

TOTAL ASSETS	$26,740	$30,814	$15,103	$23,153

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Due to Manager	366	367	367	367
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	-	-	-	-
TOTAL CURRENT LIABILITIES	-	-	-	-

MEMBERS’ EQUITY
Contributed Capital	242	240	240	240
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	27,230	31,686	18,814	23,765
Accumulated Deficit	(1,098)	(1,479)	(4,318)	(1,219)
TOTAL MEMBERS’ EQUITY	26,374	30,447	14,736	22,786

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$26,740	$30,814	$15,103	$23,153

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 025 Consol. Info	Series Gallery Drop 026 Consol. Info	Series Gallery Drop 027 Consol. Info	Series Gallery Drop 028 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$75,289	$715	$440	$119
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	75,289	715	440	119

OTHER ASSETS
Art and Other Collectible Assets	-	95,000	61,000	18,500
TOTAL OTHER ASSETS	-	95,000	61,000	18,500

TOTAL ASSETS	$75,289	$95,715	$61,440	$18,619

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	-
Due to Manager	367	367	367	367
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	367	367	367	367
TOTAL CURRENT LIABILITIES	367	367	367	367

MEMBERS’ EQUITY
Contributed Capital	5,047	239	239	239
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	69,314	99,020	61,888	19,804
Retained Earnings/(Accumulated Deficit)	561	(3,911)	(1,054)	(1,791)
TOTAL MEMBERS’ EQUITY	74,922	95,348	61,073	18,252

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$75,289	$95,715	$61,440	$18,619

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 029 Consol. Info	Series Gallery Drop 030 Consol. Info	Series Gallery Drop 031 Consol. Info	Series Gallery Drop 032 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$383	$169	$-	$4,927
Subscriptions Receivable	-	-	48,000	-
TOTAL CURRENT ASSETS	383	169	48,000	4,927

OTHER ASSETS
Art and Other Collectible Assets	53,309	24,000	43,750	4,844
TOTAL OTHER ASSETS	53,309	24,000	43,750	4,844

TOTAL ASSETS	$53,692	$24,169	$91,750	$9,771

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$793	$-
Notes Payable – related party	-	-	43,750	4,844
Due to Manager	367	367	-	438
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	367	367	44,543	5,282
TOTAL CURRENT LIABILITIES	367	367	44,543	5,282

MEMBERS’ EQUITY
Contributed Capital	239	239	-	239
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	54,461	27,726	48,000	4,951
Accumulated Deficit	(1,375)	(4,163)	(793)	(701)
TOTAL MEMBERS’ EQUITY	53,325	23,802	47,207	4,489

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$53,692	$24,169	$91,750	$9,771

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 033 Consol. Info	Series Gallery Drop 034 Consol. Info	Series Gallery Drop 035 Consol. Info	Series Gallery Drop 036 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$2,940	$506	$290
Subscriptions Receivable	23,790	-	-	-
TOTAL CURRENT ASSETS	23,790	2,940	506	290

OTHER ASSETS
Art and Other Collectible Assets	21,475	405,000	72,700	48,202
TOTAL OTHER ASSETS	21,475	405,000	72,700	48,202

TOTAL ASSETS	$45,265	$407,940	$73,206	$48,492

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$389	$-	$-	$-
Notes Payable – related party	21,475	-	-	-
Due to Manager	-	367	367	367
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	21,864	367	367	367
TOTAL CURRENT LIABILITIES	21,864	367	367	367

MEMBERS’ EQUITY
Contributed Capital	-	239	239	239
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	23,790	410,810	74,265	50,500
Accumulated Deficit	(389)	(3,476)	(1,665)	(2,614)
TOTAL MEMBERS’ EQUITY	23,401	407,573	72,839	48,125

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$45,265	$407,940	$73,206	$48,492

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 037 Consol. Info	Series Gallery Drop 038 Consol. Info	Series Gallery Drop 039 Consol. Info	Series Gallery Drop 040 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$143	$35	$62	$-
Subscriptions Receivable	-	-	-	35,490
TOTAL CURRENT ASSETS	143	35	62	35,490

OTHER ASSETS
Art and Other Collectible Assets	24,758	72,405	62,500	33,211
TOTAL OTHER ASSETS	24,758	72,405	62,500	33,211

TOTAL ASSETS	$24,901	$72,440	$62,562	$68,701

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	-	33,211
Due to Manager	367	367	367	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	367	367	367	33,211
TOTAL CURRENT LIABILITIES	367	367	367	33,211

MEMBERS’ EQUITY
Contributed Capital	240	239	239	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	26,240	72,765	66,800	35,490
Accumulated Deficit	(1,946)	(931)	(4,844)	-
TOTAL MEMBERS’ EQUITY	24,534	72,073	62,195	35,490

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$24,901	$72,440	$62,562	$68,701

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 041 Consol. Info	Series Gallery Drop 042 Consol. Info	Series Gallery Drop 043 Consol. Info	Series Gallery Drop 044 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$49	$71	$-	$-
Subscriptions Receivable	-	-	66,960	-
TOTAL CURRENT ASSETS	49	71	66,960	-

OTHER ASSETS
Art and Other Collectible Assets	4,969	20,000	63,000	650,000
TOTAL OTHER ASSETS	4,969	20,000	63,000	650,000

TOTAL ASSETS	$5,018	$20,071	$129,960	$650,000

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	-	63,000	416,700
Due to Manager	367	367	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	367	367	63,000	416,700
TOTAL CURRENT LIABILITIES	367	367	63,000	416,700

MEMBERS’ EQUITY
Contributed Capital	239	239	-	-
Equity Interest to Artist / Third party	-	-	-	233,300
Membership Contributions	5,445	20,790	66,960	-
Accumulated Deficit	(1,033)	(1,325)	-	-
TOTAL MEMBERS’ EQUITY	4,651	19,704	66,960	233,300

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$5,018	$20,071	$129,960	$650,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 045 Consol. Info	Series Gallery Drop 046 Consol. Info	Series Gallery Drop 047 Consol. Info	Series Gallery Drop 048 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscriptions Receivable	229,790	-	-	-
TOTAL CURRENT ASSETS	229,790	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	216,000	50,400	28,800	56,250
TOTAL OTHER ASSETS	216,000	50,400	28,800	56,250

TOTAL ASSETS	$445,790	$50,400	$28,800	$56,250

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	216,000	50,400	28,800	56,250
Due to Manager	-	-	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	216,000	50,400	28,800	56,250
TOTAL CURRENT LIABILITIES	216,000	50,400	28,800	56,250

MEMBERS’ EQUITY
Contributed Capital	-	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	229,790	-	-	-
Accumulated Deficit	-	-	-	-
TOTAL MEMBERS’ EQUITY	229,790	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$445,790	$50,400	$28,800	$56,250

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 049 Consol. Info	Series Gallery Drop 050 Consol. Info	Series Gallery Drop 051 Consol. Info	Series Gallery Drop 052 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscriptions Receivable	-	-	-	10,000
TOTAL CURRENT ASSETS	-	-	-	10,000

OTHER ASSETS
Art and Other Collectible Assets	214,500	25,000	29,000	9,000
TOTAL OTHER ASSETS	214,500	25,000	29,000	9,000

TOTAL ASSETS	$214,500	$25,000	$29,000	$19,000

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	214,500	25,000	29,000	9,000
Due to Manager	-	-	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	214,500	25,000	29,000	9,000
TOTAL CURRENT LIABILITIES	214,500	25,000	29,000	9,000

MEMBERS’ EQUITY
Contributed Capital	-	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	-	-	10,000
Accumulated Deficit	-	-	-	-
TOTAL MEMBERS’ EQUITY	-	-	-	10,000

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$214,500	$25,000	$29,000	$19,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 053 Consol. Info	Series Gallery Drop 054 Consol. Info	Series Gallery Drop 055 Consol. Info	Series Gallery Drop 056 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	78,000	18,000	45,100	20,100
TOTAL OTHER ASSETS	78,000	18,000	45,100	20,100

TOTAL ASSETS	$78,000	$18,000	$45,100	$20,100

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	78,000	18,000	45,100	20,100
Due to Manager	-	-	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	78,000	18,000	45,100	20,100
TOTAL CURRENT LIABILITIES	78,000	18,000	45,100	20,100

MEMBERS’ EQUITY
Contributed Capital	-	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	-	-	-
Accumulated Deficit	-	-	-	-
TOTAL MEMBERS’ EQUITY	-	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$78,000	$18,000	$45,100	$20,100

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 057 Consol. Info	Series Gallery Drop 058 Consol. Info	Series Gallery Drop 059 Consol. Info	Series Gallery Drop 060 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	17,100	21,260	73,700	48,500
TOTAL OTHER ASSETS	17,100	21,260	73,700	48,500

TOTAL ASSETS	$17,100	$21,260	$73,700	$48,500

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	17,100	21,260	73,700	48,500
Due to Manager	-	-	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	17,100	21,260	73,700	48,500
TOTAL CURRENT LIABILITIES	17,100	21,260	73,700	48,500

MEMBERS’ EQUITY
Contributed Capital	-	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	-	-	-
Accumulated Deficit	-	-	-	-
TOTAL MEMBERS’ EQUITY	-	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$17,100	$21,260	$73,700	$48,500

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 061 Consol. Info	Series Gallery Drop 062 Consol. Info	Series Gallery Drop 063 Consol. Info	Series Gallery Drop 064 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	21,990	15,400	20,000	32,000
TOTAL OTHER ASSETS	21,990	15,400	20,000	32,000

TOTAL ASSETS	$21,990	$15,400	$20,000	$32,000

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	21,990	15,400	20,000	32,000
Due to Manager	-	-	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	21,990	15,400	20,000	32,000
TOTAL CURRENT LIABILITIES	21,990	15,400	20,000	32,000

MEMBERS’ EQUITY
Contributed Capital	-	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	-	-	-
Accumulated Deficit	-	-	-	-
TOTAL MEMBERS’ EQUITY	-	-	-	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$21,990	$15,400	$20,000	$32,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Unallocated	Total Consolidated
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$98,333
Subscriptions Receivable	-	504,030
TOTAL CURRENT ASSETS	-	602,363

OTHER ASSETS
Art and Other Collectible Assets	-	4,253,511
TOTAL OTHER ASSETS	-	4,253,511

TOTAL ASSETS	$-	$4,855,874

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$2,760
Notes Payable – related party	-	1,707,230
Due to Manager	10,281	23,575
Equity Due to Artist	-	-
TOTAL OTHER CURRENT LIABILITIES	10,281	1,733,565
TOTAL CURRENT LIABILITIES	10,281	$1,733,565

MEMBERS’ EQUITY
Contributed Capital	7,282	21,313
Equity Interest to Artist / Third party	-	246,300
Membership Contributions	-	2,980,004
Accumulated Deficit	(17,563)	(125,308)
TOTAL MEMBERS’ EQUITY	(10,281)	3,122,309

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$-	$4,855,874

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series #KW Consol. Info	Series Drop 002 Consol. Info	Series Drop 003 Consol. Info	Series Drop 004 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$10,175	$-	$-	$-
Subscriptions Receivable	-	31,680	34,860	-
TOTAL CURRENT ASSETS	10,175	31,680	34,860	-

OTHER ASSETS
Art and Other Collectible Assets	237,500	30,000	34,000	44,341
TOTAL OTHER ASSETS	237,500	30,000	34,000	44,341

TOTAL ASSETS	$247,675	$61,680	$68,860	$44,341

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	-	30,000	34,000	44,341
Due to Manager	7,318	-	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	7,318	30,000	34,000	44,341
TOTAL CURRENT LIABILITIES	7,318	30,000	34,000	44,341

MEMBERS’ EQUITY
Contributed Capital	100	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	250,000	31,680	34,860	-
Accumulated Deficit	(9,743)	-	-	-
TOTAL MEMBERS’ EQUITY	240,357	31,680	34,860	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$247,675	$61,680	$68,860	$44,341

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 005 Consol. Info	Series Drop 006 Consol. Info	Series Drop 007 Consol. Info	Series Drop 008 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscriptions Receivable	93,404	-	-	31,800
TOTAL CURRENT ASSETS	93,404	-	-	31,800

OTHER ASSETS
Art and Other Collectible Assets	90,000	78,000	56,250	35,000
TOTAL OTHER ASSETS	90,000	78,000	56,250	35,000

TOTAL ASSETS	$183,404	$78,000	$56,250	$66,800

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$-	$-
Notes Payable – related party	90,000	78,000	56,250	27,000
Due to Manager	-	-	-	-
Equity Due to Artist	-	-	-	8,000
TOTAL OTHER CURRENT LIABILITIES	90,000	78,000	56,250	35,000
TOTAL CURRENT LIABILITIES	90,000	78,000	56,250	35,000

MEMBERS’ EQUITY
Contributed Capital	-	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	93,404	-	-	31,800
Accumulated Deficit	-	-	-	-
TOTAL MEMBERS’ EQUITY	93,404	-	-	31,800

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$183,404	$78,000	$56,250	$66,800

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 009 Consol. Info	Series Drop 010 Consol. Info	Series Gallery Drop 011 Consol. Info	Series Gallery Drop 012 Consol. Info
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscriptions Receivable	-	24,975	-	-
TOTAL CURRENT ASSETS	-	24,975	-	-

OTHER ASSETS
Art and Other Collectible Assets	310,000	24,000	23,000	140,000
TOTAL OTHER ASSETS	310,000	24,000	23,000	140,000

TOTAL ASSETS	$310,000	$48,975	$23,000	$140,000

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$-	$-	$67	$524
Notes Payable – related party	310,000	24,000	18,000	140,000
Due to Manager	-	-	-	-
Equity Due to Artist	-	-	5,000	-
TOTAL OTHER CURRENT LIABILITIES	310,000	24,000	23,067	140,524
TOTAL CURRENT LIABILITIES	310,000	24,000	23,067	140,524

MEMBERS’ EQUITY
Contributed Capital	-	-	-	-
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	24,975	-	-
Accumulated Deficit	-	-	(67)	(524)
TOTAL MEMBERS’ EQUITY	-	24,975	(67)	(524)

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$310,000	$48,975	$23,000	$140,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 013 Consol. Info	Series Gallery Drop 014 Consol. Info	Series Gallery Drop 015 Consol. Info	Unallocated
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$-	$-	$-
Subscriptions Receivable	-	-	-	-
TOTAL CURRENT ASSETS	-	-	-	-

OTHER ASSETS
Art and Other Collectible Assets	84,150	30,000	24,750	-
TOTAL OTHER ASSETS	84,150	30,000	24,750	-

TOTAL ASSETS	$84,150	$30,000	$24,750	$-

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$316	$88	$93	$-
Notes Payable – related party	84,150	30,000	24,750	-
Due to Manager	-	-	-	-
Equity Due to Artist	-	-	-	-
TOTAL OTHER CURRENT LIABILITIES	84,466	30,088	24,843	-
TOTAL CURRENT LIABILITIES	84,466	30,088	24,843	-

MEMBERS’ EQUITY
Contributed Capital	-	-	-	1,400
Equity Interest to Artist / Third party	-	-	-	-
Membership Contributions	-	-	-	-
Accumulated Deficit	(316)	(88)	(93)	(1,400)
TOTAL MEMBERS’ EQUITY	(316)	(88)	(93)	-

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$84,150	$30,000	$24,750	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

Total Consolidated
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$10,175
Subscriptions Receivable	216,719
TOTAL CURRENT ASSETS	226,894

OTHER ASSETS
Art and Other Collectible Assets	1,240,991
TOTAL OTHER ASSETS	1,240,991

TOTAL ASSETS	$1,467,885

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Interest Payable – related party	$1,088
Notes Payable – related party	990,491
Due to Manager	7,318
Equity Due to Artist	13,000
TOTAL OTHER CURRENT LIABILITIES	1,011,897
TOTAL CURRENT LIABILITIES	1,011,897

MEMBERS’ EQUITY
Contributed Capital	1,500
Equity Interest to Artist / Third party	-
Membership Contributions	466,719
Accumulated Deficit	(12,231)
TOTAL MEMBERS’ EQUITY	455,988

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$1,467,885

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series #KW Consol. Info	Series Drop 002 Consol. Info	Series Drop 003 Consol. Info	Series Drop 004 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	607	721	732	729
Sourcing	-	1,234	284	-
Transportation, Storage and Insurance	1,070	554	187	1,366
Total Operating Expenses	1,677	2,509	1,203	2,095
Loss from Operations	(1,677)	(2,509)	(1,203)	(2,095)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Net Loss	$(1,677)	$(2,509)	$(1,203)	$(2,095)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.17)	$(2.51)	$(1.20)	$(2.10)
Weighted Average Membership Interests	10,000	1,000	1,000	1,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 005 Consol. Info	Series Drop 008 Consol. Info	Series Drop 009 Consol. Info	Series Drop 010 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	755	732	657	831
Sourcing	2,018	1,120	5,293	385
Transportation, Storage and Insurance	1,553	2,695	4,799	135
Total Operating Expenses	4,326	4,547	10,749	1,351
Net Loss from Operations	(4,326)	(4,547)	(10,749)	(1,351)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Net Loss	$(4,326)	$(4,547)	$(10,749)	$(1,351)

Basic and Diluted Income/(Loss) per Membership Interest	$(3.46)	$(4.55)	$(3.31)	$(1.35)
Weighted Average Membership Interests	1,250	1,000	3,250	1,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 011 Consol. Info	Series Gallery Drop 012 Consol. Info	Series Gallery Drop 013 Consol. Info	Series Gallery Drop 014 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	657	758	-	689
Sourcing	400	3,000	-	1,521
Transportation, Storage and Insurance	921	1,345	-	358
Total Operating Expenses	1,978	5,103	-	2,568
Net Loss from Operations	(1,978)	(5,103)	-	(2,568)

Other Expenses
Interest Expense – related party	270	2,100	1,262	474
Total Other Expenses	270	2,100	1,262	474

Net Loss	$(2,248)	$(7,203)	$(1,262)	$(3,042)

Basic and Diluted Income/(Loss) per Membership Interest	$(2.25)	$(3.60)	$(1,262)	$(3.04)
Weighted Average Membership Interests	1,000	2,000	1	1,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 015 Consol. Info	Series Gallery Drop 016 Consol. Info	Series Gallery Drop 017 Consol. Info	Series Gallery Drop 018 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	721	632	632	632
Sourcing	945	641	2,565	139
Transportation, Storage and Insurance	457	96	194	54
Total Operating Expenses	2,123	1,369	3,391	825
Net Loss from Operations	(2,123)	(1,369)	(3,391)	(825)

Other Expenses
Interest Expense – related party	371	366	928	-
Total Other Expenses	371	366	928	-

Net Loss	$(2,494)	$(1,735)	$(4,319)	$(825)

Basic and Diluted Income/(Loss) per Membership Interest	$(2.49)	$(1.74)	$(4.32)	$(1.72)
Weighted Average Membership Interests	1,000	1,000	1,000	480

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 019 Consol. Info	Series Gallery Drop 020 Consol. Info	Series Gallery Drop 021 Consol. Info	Series Gallery Drop 022 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	757	632	632	632
Sourcing	802	144	314	-
Transportation, Storage and Insurance	2,078	509	152	304
Total Operating Expenses	3,637	1,285	1,098	936
Net Loss from Operations	(3,637)	(1,285)	(1,098)	(936)

Other Expenses
Interest Expense – related party	343	-	-	543
Total Other Expenses	343	-	-	543

Net Loss	$(3,980)	$(1,285)	$(1,098)	$(1,479)

Basic and Diluted Income/(Loss) per Membership Interest	$(5.31)	$(0.71)	$(1.00)	$(1.48)
Weighted Average Membership Interests	750	1,820	1,100	1,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 023 Consol. Info	Series Gallery Drop 024 Consol. Info	Series Gallery Drop 025 Consol. Info	Series Gallery Drop 026 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$6,000	$-
Gross Profit	-	-	6,000	-

Operating Expense
Organizational Costs	632	632	631	631
Sourcing	350	81	1,006	2,910
Transportation, Storage and Insurance	3,064	89	2,642	370
Total Operating Expenses	4,046	802	4,279	3,911
Net Income/(Loss) from Operations	(4,046)	(802)	1,721	(3,911)

Other Expenses
Interest Expense – related party	272	417	1,160	-
Total Other Expenses	272	417	1,160	-

Net Income/(Loss)	$(4,318)	$(1,219)	$561	$(3,911)

Basic and Diluted Income/(Loss) per Membership Interest	$(4.32)	$(1.22)	$0.56	$(1.96)
Weighted Average Membership Interests	1,000	1,000	1,000	2,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 027 Consol. Info	Series Gallery Drop 028 Consol. Info	Series Gallery Drop 029 Consol. Info	Series Gallery Drop 030 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	631	631	631	631
Sourcing	191	701	470	1,000
Transportation, Storage and Insurance	232	124	274	2,097
Total Operating Expenses	1,054	1,456	1,375	3,728
Net Loss from Operations	(1,054)	(1,456)	(1,375)	(3,728)

Other Expenses
Interest Expense – related party	-	335	-	435
Total Other Expenses	-	335	-	435

Net Loss	$(1,054)	$(1,791)	$(1,375)	$(4,163)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.21)	$(0.90)	$(0.28)	$(2.08)
Weighted Average Membership Interests	5,000	2,000	5,000	2,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 031 Consol. Info	Series Gallery Drop 032 Consol. Info	Series Gallery Drop 033 Consol. Info	Series Gallery Drop 034 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	-	630	-	631
Sourcing	-	-	-	1,301
Transportation, Storage and Insurance	-	71	-	1,544
Total Operating Expenses	-	701	-	3,476
Net Loss from Operations	-	(701)	-	(3,476)

Other Expenses
Interest Expense – related party	793	-	389	-
Total Other Expenses	793	-	389	-

Net Loss	$(793)	$(701)	$(389)	$(3,476)

Basic and Diluted Income/(Loss) per Membership Interest	$(793)	$(0.14)	$(389)	$(0.16)
Weighted Average Membership Interests	1	5,000	1	21,250

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 035 Consol. Info	Series Gallery Drop 036 Consol. Info	Series Gallery Drop 037 Consol. Info	Series Gallery Drop 038 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	656	688	656	656
Sourcing	-	811	745	-
Transportation, Storage and Insurance	1,009	241	96	275
Total Operating Expenses	1,665	1,740	1,497	931
Net Loss from Operations	(1,665)	(1,740)	(1,497)	(931)

Other Expenses
Interest Expense – related party	-	874	449	-
Total Other Expenses	-	874	449	-

Net Loss	$(1,665)	$(2,614)	$(1,946)	$(931)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.44)	$(0.51)	$(0.73)	$(0.13)
Weighted Average Membership Interests	3,750	5,100	2,650	7,350

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 039 Consol. Info	Series Gallery Drop 041 Consol. Info	Series Gallery Drop 042 Consol. Info	Unallocated
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	606	656	631	16,663
Sourcing	3,364	245	617	-
Transportation, Storage and Insurance	874	132	77	-
Total Operating Expenses	4,844	1,033	1,325	16,663
Net Loss from Operations	(4,844)	(1,033)	(1,325)	(16,663)

Other Expenses
Interest Expense – related party	-	-	-	-
Total Other Expenses	-	-	-	-

Net Loss	$(4,844)	$(1,033)	$(1,325)	$(16,663)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.72)	$(0.19)	$(0.63)	N/A
Weighted Average Membership Interests	6,750	5,500	2,100	N/A

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

Total Consolidated
Operating Income
Gain on Sale of Asset	$6,000
Gross Profit	6,000

Operating Expense
Organizational Costs	40,661
Sourcing	34,597
Transportation, Storage and Insurance	32,038
Total Operating Expenses	107,296
Net Loss from Operations	(101,296)

Other Expenses
Interest Expense – related party	11,781
Total Other Expenses	11,781

Net Loss	$(113,077)

Basic and Diluted Income/(Loss) per Membership Interest	N/A
Weighted Average Membership Interests	N/A

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series #KW Consol. Info	Series Gallery Drop 011 Consol. Info	Series Gallery Drop 012 Consol. Info	Series Gallery Drop 013 Consol. Info
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	100	-	-	-
Sourcing	5,889	-	-	-
Brokerage	2,325	-	-	-
Transportation, Storage and Insurance	1,429	-	-	-
Total Operating Expenses	9,743	-	-	-
Net Loss from Operations	(9,743)	-	-	-

Other Expenses
Interest Expense – related party	-	67	524	316
Total Other Expenses	-	67	524	316

Net Loss	$(9,743)	$(67)	$(524)	$(316)

Basic and Diluted Income/(Loss) per Membership Interest	$(0.97)	$(67)	$(524)	$(316)
Weighted Average Membership Interests	10,000	1	1	1

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 014 Consol. Info	Series Gallery Drop 015 Consol. Info	Unallocated	Total Consolidated
Operating Income
Gain on Sale of Asset	$-	$-	$-	$-
Gross Profit	-	-	-	-

Operating Expense
Organizational Costs	-	-	1,400	1,500
Sourcing	-	-	-	5,889
Brokerage	-	-	-	2,325
Transportation, Storage and Insurance	-	-	-	1,429
Total Operating Expenses	-	-	1,400	11,143
Net Loss from Operations	-	-	(1,400)	(11,143)

Other Expenses
Interest Expense – related party	88	93	-	1,088
Total Other Expenses	88	93	-	1,088

Net Loss	$(88)	$(93)	$(1,400)	$(12,231)

Basic and Diluted Income/(Loss) per Membership Interest	$(88)	$(93)	N/A	N/A
Weighted Average Membership Interests	1	1	N/A	N/A

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series #KW Consol. Info	Series Drop 002 Consol. Info	Series Drop 003 Consol. Info	Series Drop 004 Consol. Info
Balance, January 1, 2019	$-	$-	$-	$-
Membership Contributions	250,000	31,680	34,860	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	100	-	-	-
Net Loss	(9,743)	-	-	-
Balance, December 31, 2019	$240,357	$31,680	$34,860	$-
Membership Contributions	-	1,320	140	47,000
Less Brokerage Fees	-	(323)	(343)	(461)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	239	238	240	239
Net Loss	(1,677)	(2,509)	(1,203)	(2,095)
Balance, December 31, 2020	$238,919	$30,406	$33,694	$44,683

	Series Drop 005 Consol. Info	Series Drop 008 Consol. Info	Series Drop 009 Consol. Info	Series Drop 010 Consol. Info
Balance, January 1, 2019	$-	$-	$-	$-
Membership Contributions	93,404	31,800	-	24,975
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Net Loss	-	-	-	-
Balance, December 31, 2019	$93,404	$31,800	$-	$24,975
Membership Contributions	1,596	200	325,000	25
Less Brokerage Fees	(836)	(242)	(2,271)	(245)
Equity to Artist / Third Party	-	8,000	-	-
Capital Contributions	240	239	239	240
Net Loss	(4,326)	(4,547)	(10,749)	(1,351)
Balance, December 31, 2020	$90,078	$35,450	$312,219	$23,644

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 011 Consol. Info	Series Gallery Drop 012 Consol. Info	Series Gallery Drop 013 Consol. Info	Series Gallery Drop 014 Consol. Info
Balance, January 1, 2019	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Net Loss	(67)	(524)	(316)	(88)
Balance, December 31, 2019	$(67)	$(524)	$(316)	$(88)
Membership Contributions	20,000	150,000	90,000	33,000
Less Brokerage Fees	(195)	(386)	-	(323)
Equity to Artist / Third Party	5,000	-	-	-
Capital Contributions	240	240	-	240
Net Loss	(2,248)	(7,203)	(1,262)	(3,042)
Balance, December 31, 2020	$22,730	$142,127	$88,422	$29,787

	Series Gallery Drop 015 Consol. Info	Series Gallery Drop 016 Consol. Info	Series Gallery Drop 017 Consol. Info	Series Gallery Drop 018 Consol. Info
Balance, January 1, 2019	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Net Loss	(93)	-	-	-
Balance, December 31, 2019	$(93)	$-	$-	$-
Membership Contributions	27,000	21,000	54,000	12,000
Less Brokerage Fees	(265)	(206)	(529)	(117)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	240	240	240	240
Net Loss	(2,494)	(1,735)	(4,319)	(825)
Balance, December 31, 2020	$24,388	$19,299	$49,392	$11,298

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 019 Consol. Info	Series Gallery Drop 020 Consol. Info	Series Gallery Drop 021 Consol. Info	Series Gallery Drop 022 Consol. Info
Balance, January 1, 2019	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Net Loss	-	-	-	-
Balance, December 31, 2019	$-	$-	$-	$-
Membership Contributions	22,500	136,500	27,500	32,000
Less Brokerage Fees	(221)	(1,337)	(270)	(314)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	241	240	242	240
Net Loss	(3,980)	(1,285)	(1,098)	(1,479)
Balance, December 31, 2020	$18,540	$134,118	$26,374	$30,447

	Series Gallery Drop 023 Consol. Info	Series Gallery Drop 024 Consol. Info	Series Gallery Drop 025 Consol. Info	Series Gallery Drop 026 Consol. Info
Balance, January 1, 2019	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Net Loss	-	-	-	-
Balance, December 31, 2019	$-	$-	$-	$-
Membership Contributions	19,000	24,000	70,000	100,000
Less Brokerage Fees	(186)	(235)	(686)	(980)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	240	240	5,047	239
Net Income/(Loss)	(4,318)	(1,219)	561	(3,911)
Balance, December 31, 2020	$14,736	$22,786	$74,922	$95,348

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 027 Consol. Info	Series Gallery Drop 028 Consol. Info	Series Gallery Drop 029 Consol. Info	Series Gallery Drop 030 Consol. Info
Balance, January 1, 2019	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Net Loss	-	-	-	-
Balance, December 31, 2019	$-	$-	$-	$-
Membership Contributions	62,500	20,000	55,000	28,000
Less Brokerage Fees	(612)	(196)	(539)	(274)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	239	239	239	239
Net Income / (Loss)	(1,054)	(1,791)	(1,375)	(4,163)
Balance, December 31, 2020	$61,073	$18,252	$53,325	$23,802

	Series Gallery Drop 031 Consol. Info	Series Gallery Drop 032 Consol. Info	Series Gallery Drop 033 Consol. Info	Series Gallery Drop 034 Consol. Info
Balance, January 1, 2019	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Net Loss	-	-	-	-
Balance, December 31, 2019	$-	$-	$-	$-
Membership Contributions	48,000	5,000	23,790	415,000
Less Brokerage Fees	-	(49)	-	(4,190)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	239	-	239
Net Loss	(793)	(701)	(389)	(3,476)
Balance, December 31, 2020	$47,207	$4,489	$23,401	$407,573

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

  OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 035 Consol. Info	Series Gallery Drop 036 Consol. Info	Series Gallery Drop 037 Consol. Info	Series Gallery Drop 038 Consol. Info
Balance, January 1, 2019	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Net Loss	-	-	-	-
Balance, December 31, 2019	$-	$-	$-	$-
Membership Contributions	75,000	51,000	26,500	73,500
Less Brokerage Fees	(735)	(500)	(260)	(735)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	239	239	240	239
Net Loss	(1,665)	(2,614)	(1,946)	(931)
Balance, December 31, 2020	$72,839	$48,125	$24,534	$72,073

	Series Gallery Drop 039 Consol. Info	Series Gallery Drop 040 Consol. Info	Series Gallery Drop 041 Consol. Info	Series Gallery Drop 042 Consol. Info
Balance, January 1, 2019	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Net Loss	-	-	-	-
Balance, December 31, 2019	$-	$-	$-	$-
Membership Contributions	67,500	35,490	5,500	21,000
Less Brokerage Fees	(700)	-	(55)	(210)
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	239	-	239	239
Net Loss	(4,844)	-	(1,033)	(1,325)
Balance, December 31, 2020	$62,195	$35,490	$4,651	$19,704

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 043 Consol. Info	Series Gallery Drop 044 Consol. Info	Series Gallery Drop 045 Consol. Info	Series Gallery Drop 052 Consol. Info
Balance, January 1, 2019	$-	$-	$-	$-
Membership Contributions	-	-	-	-
Equity to Artist / Third Party	-	-	-	-
Capital Contributions	-	-	-	-
Net Loss	-	-	-	-
Balance, December 31, 2019	$-	$-	$-	$-
Membership Contributions	66,960	-	229,790	10,000
Less Brokerage Fees	-	-	-	-
Equity to Artist / Third Party	-	233,300	-	-
Capital Contributions	-	-	-	-
Net Loss	-	-	-	-
Balance, December 31, 2020	$66,960	$233,300	$229,790	$10,000

	Unallocated	Total Consolidated
Balance, January 1, 2019	$-	$-
Membership Contributions	-	466,719
Equity to Artist / Third Party	-	-
Capital Contributions	1,400	1,500
Net Loss	(1,400)	(12,231)
Balance, December 31, 2019	$-	$455,988
Membership Contributions	-	2,533,311
Less Brokerage Fees	-	(20,026)
Equity to Artist / Third Party	-	246,300
Capital Contributions	6,382	19,813
Net Loss	(16,663)	(113,077)
Balance, December 31, 2020	$(10,281)	$3,122,309

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series #KW Consol. Info	Series Drop 002 Consol. Info	Series Drop 003 Consol. Info	Series Drop 004 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,677)	$(2,509)	$(1,203)	$(2,095)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,677)	(2,509)	(1,203)	(2,095)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	(30,000)	(34,000)	(44,341)
Net Proceeds from/(Repayments to) Manager	(6,950)	368	367	368
Capital Contribution	239	238	240	239
Membership Contribution	-	32,677	34,657	46,539
Net Cash Flows Provided By/(Used In) Financing Activities	(6,711)	3,283	1,264	2,805

Cash at Beginning of Period	10,175	-	-	-
Net Increase (Decrease) In Cash	(8,388)	774	61	710
Cash at End of Period	$1,787	$774	$61	$710

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 005 Consol. Info	Series Drop 006 Consol. Info	Series Drop 007 Consol. Info	Series Drop 008 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(4,326)	$-	$-	$(4,547)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(4,326)	-	-	(4,547)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(90,000)	-	-	(27,000)
Net Proceeds from/(Repayments to) Manager	367	-	-	368
Capital Contribution	240	-	-	239
Membership Contribution	94,164	-	-	31,758
Net Cash Flows Provided By/(Used In) Financing Activities	4,771	-	-	5,365

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	445	-	-	818
Cash at End of Period	$445	$-	$-	$818

Supplemental Disclosure of Non-Cash Financing Activities:				-
Cancellation of Note Payable in exchange for return of Assets	$-	$(78,000)	$(56,250)	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$8,000

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 009 Consol. Info	Series Drop 010 Consol. Info	Series Gallery Drop 011 Consol. Info	Series Gallery Drop 012 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(10,749)	$(1,351)	$(2,248)	$(7,203)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	(67)	(524)
Total Adjustments	-	-	(67)	(524)
Net Cash Flows Used In Operating Activities	(10,749)	(1,351)	(2,315)	(7,727)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(310,000)	(24,000)	(18,000)	(140,000)
Net Proceeds from/(Repayments to) Manager	368	367	366	367
Capital Contribution	239	240	241	240
Membership Contribution	322,729	24,755	19,805	149,614
Net Cash Flows Provided By/(Used In) Financing Activities	13,336	1,362	2,412	10,221

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	2,587	11	97	2,494
Cash at End of Period	$2,587	$11	$97	$2,494

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$5,000	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 013 Consol. Info	Series Gallery Drop 014 Consol. Info	Series Gallery Drop 015 Consol. Info	Series Gallery Drop 016 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,262)	$(3,042)	$(2,494)	$(1,735)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	1,262	(88)	(93)	-
Total Adjustments	1,262	(88)	(93)	-
Net Cash Flows Used In Operating Activities	-	(3,130)	(2,587)	(1,735)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	(30,000)	(24,750)	(19,539)
Net Proceeds from/(Repayments to) Manager	-	367	367	374
Capital Contribution	-	240	240	240
Membership Contribution	-	32,677	26,735	20,794
Net Cash Flows Provided By/(Used In) Financing Activities	-	3,283	2,592	1,869

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	154	5	134
Cash at End of Period	$-	$154	$5	$134

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	-	-	19,539
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 017 Consol. Info	Series Gallery Drop 018 Consol. Info	Series Gallery Drop 019 Consol. Info	Series Gallery Drop 020 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(4,319)	$(825)	$(3,980)	$(1,285)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(4,319)	(825)	(3,980)	(1,285)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(49,500)	(11,600)	(18,900)	(134,000)
Net Proceeds from/(Repayments to) Manager	367	367	367	367
Capital Contribution	240	240	241	240
Membership Contribution	53,471	11,883	22,279	135,163
Net Cash Flows Provided By/(Used In) Financing Activities	4,578	890	3,987	1,770

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	259	65	7	485
Cash at End of Period	$259	$65	$7	$485

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	49,500	11,600	18,900	134,000
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 021 Consol. Info	Series Gallery Drop 022 Consol. Info	Series Gallery Drop 023 Consol. Info	Series Gallery Drop 024 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,098)	$(1,479)	$(4,318)	$(1,219)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,098)	(1,479)	(4,318)	(1,219)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Proceeds from loans – related party	-	-	-	-
Repayment of Loans – related party	(26,560)	(29,948)	(15,000)	(23,000)
Net Proceeds from/(Repayments to) Manager	366	367	367	367
Capital Contribution	242	240	240	240
Membership Contribution	27,230	31,686	18,814	23,765
Net Cash Flows Provided By/(Used In) Financing Activities	1,278	2,345	4,421	1,372

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	180	866	103	153
Cash at End of Period	$180	$866	$103	$153

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	26,560	29,948	15,000	23,000
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 025 Consol. Info	Series Gallery Drop 026 Consol. Info	Series Gallery Drop 027 Consol. Info	Series Gallery Drop 028 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$561	$(3,911)	$(1,054)	$(1,791)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	(6,000)	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	(6000)	-	-	-
Net Cash Flows Used In Operating Activities	(5,439)	(3,911)	(1,054)	(1,791)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	70,000	-	-	-
Net Cash Flows Provided By Investing Activities	70,000	-	-	-

Cash Flows From Financing Activities:
Proceeds from loans – related party	-	-	-	-
Repayment of Loans – related party	(64,000)	(95,000)	(61,000)	(18,500)
Net Proceeds from/(Repayments to) Manager	367	367	367	367
Capital Contribution	5,047	239	239	239
Membership Contribution	69,314	99,020	61,888	19,804
Net Cash Flows Provided By/(Used In) Financing Activities	10,728	4,626	1,494	1,910

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	75,289	715	440	119
Cash at End of Period	$75,289	$715	$440	$119

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	64,000	95,000	61,000	18,500
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 029 Consol. Info	Series Gallery Drop 030 Consol. Info	Series Gallery Drop 031 Consol. Info	Series Gallery Drop 032 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,375)	$(4,163)	$(793)	$(701)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	793	-
Total Adjustments	-	-	793	-
Net Cash Flows Used In Operating Activities	(1,375)	(4,163)	-	(701)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(53,309)	(24,000)	-	-
Net Proceeds from/(Repayments to) Manager	367	367	-	438
Capital Contribution	239	239	-	239
Membership Contribution	54,461	27,726	-	4,951
Net Cash Flows Provided By/(Used In) Financing Activities	1,758	4,332	-	5,628

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	383	169	-	4,927
Cash at End of Period	$383	$169	$-	$4,927

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	53,309	24,000	43,750	4,844
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 033 Consol. Info	Series Gallery Drop 034 Consol. Info	Series Gallery Drop 035 Consol. Info	Series Gallery Drop 036 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(389)	$(3,476)	$(1,665)	$(2,614)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	389	-	-	-
Total Adjustments	389	-	-	-
Net Cash Flows Used In Operating Activities	-	(3,476)	(1,665)	(2,614)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	(405,000)	(72,700)	(48,202)
Net Proceeds from/(Repayments to) Manager	-	367	367	367
Capital Contribution	-	239	239	239
Membership Contribution	-	410,810	74,265	50,500
Net Cash Flows Provided By/(Used In) Financing Activities	-	6,416	2,171	2,904

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	2,940	506	290
Cash at End of Period	$-	$2,940	$506	$290

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	21,475	405,000	72,700	48,202
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 037 Consol. Info	Series Gallery Drop 038 Consol. Info	Series Gallery Drop 039 Consol. Info	Series Gallery Drop 040 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,946)	$(931)	$(4,844)	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,946)	(931)	(4,844)	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(24,758)	(72,405)	(62,500)	-
Net Proceeds from/(Repayments to) Manager	367	367	367	-
Capital Contribution	240	239	239	-
Membership Contribution	26,240	72,765	66,800	-
Net Cash Flows Provided By/(Used In) Financing Activities	2,089	966	4,906	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	143	35	62	-
Cash at End of Period	$143	$35	$62	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	24,758	72,405	62,500	33,211
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 041 Consol. Info	Series Gallery Drop 042 Consol. Info	Series Gallery Drop 043 Consol. Info	Series Gallery Drop 044 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(1,033)	$(1,325)	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(1,033)	(1,325)	-	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Proceeds from loans – related party	-	-	-	-
Repayment of Loans – related party	(4,969)	(20,000)	-	-
Net Proceeds from/(Repayments to) Manager	367	367	-	-
Capital Contribution	239	239	-	-
Membership Contribution	5,445	20,790	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	1,082	1,396	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	49	71	-	-
Cash at End of Period	$49	$71	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	4,969	20,000	63,000	416,700
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$233,300

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 045 Consol. Info	Series Gallery Drop 046 Consol. Info	Series Gallery Drop 047 Consol. Info	Series Gallery Drop 048 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	-	-	-	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Proceeds from loans – related party	-	-	-	-
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	-	-	-	-
Capital Contribution	-	-	-	-
Membership Contribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	-	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	216,000	50,400	28,800	56,250
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 049 Consol. Info	Series Gallery Drop 050 Consol. Info	Series Gallery Drop 051 Consol. Info	Series Gallery Drop 052 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	-	-	-	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Proceeds from loans – related party	-	-	-	-
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	-	-	-	-
Capital Contribution	-	-	-	-
Membership Contribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	-	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	214,500	25,000	29,000	9,000
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 053 Consol. Info	Series Gallery Drop 054 Consol. Info	Series Gallery Drop 055 Consol. Info	Series Gallery Drop 056 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	-	-	-	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Proceeds from loans – related party	-	-	-	-
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	-	-	-	-
Capital Contribution	-	-	-	-
Membership Contribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	-	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	78,000	18,000	45,100	20,100
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 057 Consol. Info	Series Gallery Drop 058 Consol. Info	Series Gallery Drop 059 Consol. Info	Series Gallery Drop 060 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	-	-	-	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Proceeds from loans – related party	-	-	-	-
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	-	-	-	-
Capital Contribution	-	-	-	-
Membership Contribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	-	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	17,100	21,260	73,700	48,500
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 061 Consol. Info	Series Gallery Drop 062 Consol. Info	Series Gallery Drop 063 Consol. Info	Series Gallery Drop 064 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	-	-	-	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Proceeds from loans – related party	-	-	-	-
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	-	-	-	-
Capital Contribution	-	-	-	-
Membership Contribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	-	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	21,990	15,400	20,000	32,000
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2020, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Unallocated	Total Consolidated
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(16,663)	$(113,077)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	(6,000)
Interest Payable	-	1,672
Total Adjustments	-	(4,328)
Net Cash Flows Used In Operating Activities	(16,663)	(117,405)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	70,000
Net Cash Flows Provided By Investing Activities	-	70,000

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	(2,126,481)
Net Proceeds from/(Repayments to) Manager	10,281	16,256
Capital Contribution	6,382	19,814
Membership Contribution	-	2,225,974
Net Cash Flows Provided By/(Used In) Financing Activities	14,844	135,563

Cash at Beginning of Period	-	10,175
Net Increase (Decrease) In Cash	-	88,158
Cash at End of Period	$-	$98,333

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$(134,250)
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	-	2,977,470
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	(13,000)
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$246,300

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series #KW Consol. Info	Series Drop 002 Consol. Info	Series Drop 003 Consol. Info	Series Drop 004 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(9,743)	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	(9,743)	-	-	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Proceeds from loans – related party	-	-	-	-
Repayment of Loans – related party	(237,500)	-	-	-
Net Proceeds from/(Repayments to) Manager	7,318	-	-	-
Capital Contribution	100	-	-	-
Membership Contribution	250,000	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	19,918	-	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	10,175	-	-	-
Cash at End of Period	$10,175	$-	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	237,500	30,000	34,000	44,341
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$31,680	$34,680	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 005 Consol. Info	Series Drop 006 Consol. Info	Series Drop 007 Consol. Info	Series Drop 008 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	-	-
Total Adjustments	-	-	-	-
Net Cash Flows Used In Operating Activities	-	-	-	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Proceeds from loans – related party	-	-	-	-
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	-	-	-	-
Capital Contribution	-	-	-	-
Membership Contribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	-	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	90,000	78,000	56,250	27,000
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$93,404	$-	$-	$31,800

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Drop 009 Consol. Info	Series Drop 010 Consol. Info	Series Gallery Drop 011 Consol. Info	Series Gallery Drop 012 Consol. Info
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-	$(67)	$(524)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	-	-	67	524
Total Adjustments	-	-	67	524
Net Cash Flows Used In Operating Activities	-	-	-	-

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Proceeds from loans – related party	-	-	-	-
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	-	-	-	-
Capital Contribution	-	-	-	-
Membership Contribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	-	-	-

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	310,000	24,000	18,000	140,000
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$24,975	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

	Series Gallery Drop 013 Consol. Info	Series Gallery Drop 014 Consol. Info	Series Gallery Drop 015 Consol. Info	Unallocated
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(316)	$(88)	$(93)	$(1,400)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-	-	-	-
Interest Payable	316	88	93	-
Total Adjustments	316	88	93	-
Net Cash Flows Used In Operating Activities	-	-	-	(1,400)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-	-	-	-
Net Cash Flows Provided By Investing Activities	-	-	-	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	-	-	-	-
Net Proceeds from/(Repayments to) Manager	-	-	-	-
Capital Contribution	-	-	-	1,400
Membership Contribution	-	-	-	-
Net Cash Flows Provided By/(Used In) Financing Activities	-	-	-	1,400

Cash at Beginning of Period	-	-	-	-
Net Increase (Decrease) In Cash	-	-	-	-
Cash at End of Period	$-	$-	$-	$-

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-	$-	$-	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	84,150	30,000	24,750	-
Purchase of Art and Other Collectibles by equity committed to artist / third party	-	-	-	-
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-	$-	$-	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2019, WITH CONSOLIDATING SUPPLEMENTAL INFORMATION

Total Consolidated
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(12,231)
Adjustment to reconcile Net Income/(Loss) to Net Cash used in operations:
Gain on Sale of Asset	-
Interest Payable	1,088
Total Adjustments	1,088
Net Cash Flows Used In Operating Activities	(11,143)

Cash Flows From Investing Activities:
Proceeds from Sale of Art and Other Collectibles	-
Net Cash Flows Provided By Investing Activities	-

Cash Flows From Financing Activities:
Repayment of Loans – related party	(237,500)
Net Proceeds from/(Repayments to) Manager	7,318
Capital Contribution	1,500
Membership Contribution	250,000
Net Cash Flows Provided By/(Used In) Financing Activities	21,318

Cash at Beginning of Period	-
Net Increase (Decrease) In Cash	10,175
Cash at End of Period	$10,175

Supplemental Disclosure of Non-Cash Financing Activities:
Cancellation of Note Payable in exchange for return of Assets	$-
Purchase of Art and Other Collectibles by issuance of Notes Payable – related party	1,227,991
Purchase of Art and Other Collectibles by equity committed to artist / third party	13,000
Purchase of Art and Other Collectibles by equity issued to artist / third party	$-

See Independent Auditor’s Report and accompanying notes, which are an integral part of these consolidated financial statements

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
NOTE 1: NATURE OF OPERATIONS
Otis Gallery LLC (the “Company”) is a series limited liability company formed on December 18, 2018 pursuant to Section 18-215 of the Delaware Limited Liability Company Act. The Company was formed to engage in the business of acquiring and managing a collection of investment-grade art and collectibles (such assets or group of assets, the “Underlying Assets”). The Company has created, and it is expected that the Company will continue to create, separate series of the Company (each, a “Series”), and that each Underlying Asset will be owned by a separate Series and that the assets and liabilities of each Series will be separate in accordance with Delaware law. Investors acquire membership interests (the “Interests”) in each Series and will be entitled to share in the return of that particular Series but will not be entitled to share in the return of any other Series.
The Company is dependent upon additional capital resources for its planned principal operations and subject to significant risks and uncertainties, including failure to secure funding to continue to operationalize the Company’s plans or failing to profitably operate the business.
Otis Wealth, Inc. is the manager of the Company (the “Manager”) and serves as the asset manager for each Series (the “Asset Manager”) to manage the Underlying Assets related to each Series. The Series acquire the Underlying Assets from the Manager financed through either non-interest-bearing or interest-bearing promissory notes issued to the Manager, and the Manager develops the financial, offering and other materials to begin offering the Interests through a mobile app-based investment platform called Otis (the “Otis Platform”).
The Company sells and intends to continue selling Interests in a number of separate individual Series. Investors in any Series acquire a proportional share of income and liabilities as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of the closing of an offering related to that particular Series are an Underlying Asset (plus any cash reserves for future operating expenses). All voting rights, except as specified in the Operating Agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the Company’s limited liability company agreement, dated February 1, 2019, as amended and restated from time to time (the “Operating Agreement”).
Operating Agreement
General
In accordance with the Operating Agreement, each Interest holder in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Voting Rights
The Manager has broad authority to take action with respect to the Company and any Series. Interest holders do not have any voting rights as an Interest holder in the Company or a Series except with respect to:
●
the removal of the Manager;
●
the dissolution of the Company upon the for-cause removal of the Managing Member; and
●
an amendment to the Operating Agreement that would:
o
adversely affect the rights of an Interest holder in any material respect;
o
reduce the voting percentage required for any action to be taken by the holders of Interests in the Company under the Operating Agreement;
o
change the situations in which the Company and any Series can be dissolved or terminated;
o
change the term of the Company (other than the circumstances provided in the Operating Agreement); or
o
give any person the right to dissolve the Company.
When entitled to vote on a matter, each Interest holder will be entitled to one vote per Interest held by it on all matters submitted to a vote of the Interest holders of an applicable Series or of the Interest holders of all Series of the Company, as applicable. The removal of the Manager as manager of the Company and all Series must be approved by two thirds of the votes that may be cast by all Interest holders in any Series. All other matters to be voted on by the Interest holders must be approved by a majority of the votes cast by all Interest holders in any Series present in person or represented by proxy.

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Distributions Upon Liquidation
Upon the occurrence of a liquidation event relating to the Company as a whole or any Series, the Manager (or a liquidator selected by the Manager) is charged with winding up the affairs of the Series or the Company as a whole, as applicable, and liquidating its assets. Upon the liquidation of a Series or the Company as a whole, as applicable, the Underlying Assets will be liquidated and any after-tax proceeds distributed: (i) first, to any third-party creditors; (ii) second, to any creditors that are the Manager or its affiliates (e.g., payment of any outstanding Operating Expenses Reimbursement Obligation); and thereafter, (iii) first, 100% to the Interest holders of the relevant Series, allocated pro rata based on the number of Interests held by each Interest holder (which may include the Manager, any of its affiliates and asset sellers and which distribution within a Series will be made consistent with any preferences which exist within such Series) until the Interest holders receive back 100% of their capital contribution and second, (A) 10% to the Manager and (B) 90% to the Interest holders of the relevant Series, allocated pro rata based on the number of Interests held by each Interest holder (which may include the Manager, any of its affiliates and asset sellers and which distribution within a Series will be made consistent with any preferences which exist within such Series).
Free Cash Flow Distributions
The Manager has sole discretion in determining what distributions of free cash flow, if any, are made to holders of Interests of each Series. Free cash flow consists of the net income (as determined under accounting principles generally accepted in the United States of America (“GAAP”)) generated by such Series plus any change in net working capital and depreciation and amortization (and any other non-cash operating expenses) and less any capital expenditures related to the Underlying Asset related to such Series. The Manager may maintain free cash flow funds in a deposit account or an investment account for the benefit of the Series.
Any free cash flow generated by a Series from the utilization of the Underlying Asset related to such Series shall be applied within the Series in the following order of priority:
●
repay any amounts outstanding under Operating Expenses Reimbursement Obligations plus accrued interest;
●
thereafter to create such reserves as the Manager deems necessary, in its sole discretion, to meet future operating expenses; and
●
thereafter by way of distribution to holders of the Interests of such Series (net of corporate income taxes applicable to the Series), which may include asset sellers of the Underlying Asset related to such Series or the Manager or any of its affiliates.

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Manager’s Interest
At the closing of each offering, and unless otherwise set forth in the applicable Series designation, the Manager shall acquire a minimum of 2% and up to a maximum of 19.99% of the Interests sold in connection with each offering (of which the Manager may sell all or any portion from time to time following the closing of such offering) for the same price per share offered to all other potential investors, although such minimum and maximum thresholds may be waived or modified by the Manager in its sole discretion.
NOTE 2: GOING CONCERN
The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Neither the Company nor any Series has generated substantial revenues or profits since inception.
On a total consolidated basis, the Company sustained net losses of $113,077 and $12,231 for the years ended December 31, 2020 and December 31, 2019, respectively. On a total consolidated basis, the Company had an accumulated deficit of $125,308 and $12,231 as of December 31, 2020 and December 31, 2019, respectively. Additionally, with the exception of Series Gallery Drop 025, each Series sustained net losses since inception and have accumulated deficits as of December 31, 2020 and December 31, 2019. On a total consolidated basis, the Company’s current liabilities exceed current assets by $1,131,202 as of December 31, 2020.
The Company’s ability to continue as a going concern for the next twelve months following the date the consolidated financial statements were available to be issued is dependent upon its ability to obtain additional capital financing. No assurance can be given that the Company will be successful in these efforts.
These factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period of time. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.
NOTE 3: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation and Principles of Consolidation
The accounting and reporting policies of the Company conform to GAAP. The Company adopted the calendar year as its basis of reporting.

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
The accompanying consolidated financial statements include the accounts of Otis Gallery LLC as well as its Series required to be consolidated under GAAP. Significant intercompany accounts and transactions have been eliminated.
Use of Estimates
The preparation of consolidated financial statements in conformity with GAAP requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Cash and Cash Equivalents
The Company considers short-term, highly liquid investment with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account. As of December 31, 2020 and December 31, 2019, the Company had no cash on hand, respectively. However, Series’ checking accounts hold funds, as presented in the consolidating supplemental information.
Subscriptions Receivable
The Company records membership contributions at the effective date. If subscriptions are not funded upon issuance, the Company records a subscription receivable as an asset on the balance sheet. When subscription receivables are not received prior to the issuance of financial statements at a reporting date in satisfaction of the requirements under the Financial Accounting Standards Board (“FASB”) ASC 505-10-45-2, the subscription receivables are reclassified as a contra account to members’ equity on the balance sheet. Each Series has a minimum offering size that, once met, will result in the eventual successful subscription to and closing of the Series. Subscriptions Receivable consists of membership subscriptions sold prior to year ended date for which the minimum subscription requirement was met. As of December 31, 2020 and December 31, 2019, the Company had $504,030 and $216,719 in Subscriptions Receivable, respectively.
Art and Other Collectible Assets
The Underlying Assets, including art and other collectible assets, are recorded at cost. The cost of the Underlying Asset includes the purchase price, including any deposits for the Underlying Asset funded by the Manager and acquisition expenses, which include all fees, costs and expenses incurred in connection with the evaluation, discovery, investigation, development and acquisition of the Underlying Asset related to each Series incurred prior to the closing, including brokerage and sales fees and commissions (but excluding the brokerage fee referred to above), appraisal fees, research fees, transfer taxes, third-party industry and due diligence experts, auction house fees and travel and lodging for inspection purposes.

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
The Company treats the Underlying Assets as long-lived assets, and the Underlying Assets will be subject to an annual test for impairment and will not be depreciated or amortized. These long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.
The Underlying Assets are purchased by the Series from the Manager in exchange for either a non-interest-bearing or an interest-bearing promissory note. The Series uses the proceeds of the offering to pay off the note. Acquisition expenses are typically paid for in advance by the Manager and are reimbursed by the Series from the proceeds of the offering. The Series also distributes the appropriate amounts for the brokerage fee and, if applicable, the sourcing fee, using cash from the offering.
Acquisition expenses related to a particular Series that are incurred prior to the closing of an offering are initially funded by the Manager but will be reimbursed with the proceeds from an offering related to such Series, to the extent described in the applicable offering document.
To the extent that certain expenses are anticipated prior to the closing of an offering but are to be incurred after the closing (e.g., storage fees), additional cash from the proceeds of the offering will be retained on the Series balance sheet as reserves to cover such future anticipated expenses after the closing of the offering. Acquisition expenses are capitalized into the cost of the Underlying Asset. Should a proposed offering prove to be unsuccessful, the Company will not reimburse the Manager, and these expenses will be accounted for as capital contributions, and the acquisition expenses expensed.
As of December 31, 2020 and December 31, 2019, the Company’s total investment in the Underlying Assets across all Series was $4,253,511 and $1,240,991, respectively, as detailed in the table below. The Company does not believe any of its Underlying Assets are impaired as of December 31, 2020 and December 31, 2019.

Series	Series Description	As of December 31, 2020	As of December 31, 2019
Series #KW	2018 Saint Jerome Hearing the Trumpet of Last Judgement painting by Kehinde Wiley	$237,500	$237,500
Series Drop 002	Nike MAG Back to the Future (2016) Sneakers	30,000	30,000
Series Drop 003	The Incredible Hulk 181 Comic	34,000	34,000
Series Drop 004	Collection of Supreme Skate Decks (Select Limited Edition Artist Collaborations)	44,341	44,341

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Series Drop 005	2018 DOB and Arrows: Patchworks Skulls painting by Takashi Murakami and Virgil Abloh	90,000	90,000
Series Drop 006	1978 Rolex Daytona Ref. 6265 Big Red watch	-	78,000
Series Drop 007	2011 Hermes Birkin 35cm So Black handbag	-	56,250
Series Drop 008	2019 Series of Commissioned Paintings by fnnch	35,000	35,000
Series Drop 009	2012 Gone and Beyond painting by Kaws	310,000	310,000
Series Drop 010	Collection of Nike SB Dunks sneakers	24,000	24,000
Series Gallery Drop 011	2019 commissioned painting by Shelby and Sandy “Basketball”	23,000	23,000
Series Gallery Drop 012	2011 Love Is What You Want neon sculpture by Tracey Emin	140,000	140,000
Series Gallery Drop 013	2019 Grey Selenite Newspaper Machine sculpture by Daniel Arsham	84,150	84,150
Series Gallery Drop 014	Collection of 1985 Jordan 1 OG Sneakers	30,000	30,000
Series Gallery Drop 015	Collection of Supreme Skate Decks – Bundle II	24,750	24,750
Series Gallery Drop 016	Collection of Nike and Adidas Yeezy sneakers	19,539	-
Series Gallery Drop 017	2017 Colorbar Constellation 6 Painting by Derrick Adams	49,500	-
Series Gallery Drop 018	Tomb of Dracula 10 comic	11,600	-
Series Gallery Drop 019	2020 CHROMADYNAMICA MSS painting by Felipe Pantone	18,900	-
Series Gallery Drop 020	X-Men 1 comic	134,000	-
Series Gallery Drop 021	Collection of artist collaboration Nike sneakers	26,560	-
Series Gallery Drop 022	Collection of Nike Air Jordan 1 sneakers	29,948	-
Series Gallery Drop 023	2019 Cape Woman painting by Katherine Bradford	15,000	-
Series Gallery Drop 024	Fantastic Four 52 comic	23,000	-
Series Gallery Drop 025	2018 No. 90 painting by Derek Fordjour	-	-
Series Gallery Drop 026	Avengers 1 comic	95,000	-

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Series Gallery Drop 027	Teenage Mutant Ninja Turtles 1 comic	61,000	-
Series Gallery Drop 028	Nike SB Dunk Low “Freddy Krueger” sneakers	18,500	-
Series Gallery Drop 029	Collection of Travis Scott collaboration Nike sneakers	53,309	-
Series Gallery Drop 030	2020 A Perfect Trade painting by Cleon Peterson	24,000	-
Series Gallery Drop 031	2020 Sneakers, Computers, Capri Sun painting by Katherine Bernhardt	43,750	-
Series Gallery Drop 032	Super Mario Bros. 3 “Right” NES game	4,844	-
Series Gallery Drop 033	Collection of 1985 Nike Air Jordan I sneakers	21,475	-
Series Gallery Drop 034	2003 Police Car painting by Banksy	405,000	-
Series Gallery Drop 035	2020 Triptych: Medical Bill paintings by MSCHF	72,700	-
Series Gallery Drop 036	Collection of streetwear collaboration Nike sneakers	48,202	-
Series Gallery Drop 037	Collection of sample and player-exclusive Nike Air Jordan sneakers	24,758	-
Series Gallery Drop 038	2003 LeBron James Topps Chrome 111 Refractor trading card	72,405	-
Series Gallery Drop 039	1985 Nike Air Jordan 1 TYPS PE sneakers	62,500	-
Series Gallery Drop 040	Collection of Nike Air Max sneakers	33,211	-
Series Gallery Drop 041	Dior collaboration Nike Air Jordan 1 Low sneakers	4,969	-
Series Gallery Drop 042	Collection of Nike Air Jordan sneakers known as “Kobe 3/ 8 PE Pack”	20,000	-
Series Gallery Drop 043	Futura collaboration Nike SB Dunk High “FLOM” sneakers	63,000	-
Series Gallery Drop 044	Nike Air Jordan 1 High “‘Shattered Backboard’ Origin Story” sneakers	650,000	-
Series Gallery Drop 045	Complete set of 1986 Fleer basketball trading cards	216,000	-
Series Gallery Drop 046	2000 SP Authentic 118 Tom Brady rookie trading card	50,400	-
Series Gallery Drop 047	1981 Topps 216 Joe Montana rookie trading card	28,800	-
Series Gallery Drop 048	2011 Hermès 35cm So Black Birkin handbag	56,250	-

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Series Gallery Drop 049	2003 SP Authentic Limited LeBron James 148 trading card	214,500	-
Series Gallery Drop 050	Zelda II: The Adventure of Link NES game	25,000	-
Series Gallery Drop 051	2009 Topps Chrome Stephen Curry 101 trading card	29,000	-
Series Gallery Drop 052	Pokémon Blue Game Boy game	9,000	-
Series Gallery Drop 053	Pokémon Yellow Game Boy game	78,000	-
Series Gallery Drop 054	Golf NES game	18,000	-
Series Gallery Drop 055	1999 Pokémon 1st Edition Shadowless Holo Blastoise 2 trading card	45,100	-
Series Gallery Drop 056	1999 Pokémon 1st Edition Shadowless Holo Mewtwo 10 trading card	20,100	-
Series Gallery Drop 057	1999 Pokémon 1st Edition Shadowless Holo Raichu 14 trading card	17,100	-
Series Gallery Drop 058	2012-13 National Treasures Anthony Davis RPA trading card	21,260	-
Series Gallery Drop 059	Super Mario Bros. NES game	73,700	-
Series Gallery Drop 060	Daredevil 1 comic	48,500	-
Series Gallery Drop 061	1999 Pokémon 1st Edition Shadowless Holo Venusaur 15 trading card	21,990	-
Series Gallery Drop 062	Tetris and Tetris II NES games	15,400	-
Series Gallery Drop 063	2002-03 Panini Futebol Portugal Cristiano Ronaldo 137 trading card	20,000	-
Series Gallery Drop 064	2004-05 Panini Megacracks La Liga Lionel Messi 71 trading card	32,000	-
Totals		$4,253,511	$1,240,991

Fair Value of Financial Instruments
FASB guidance specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded instruments and listed equities.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (e.g., quoted prices of similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active).
Level 3 - Unobservable inputs for the asset or liability. Financial instruments are considered Level 3 when their fair values are determined using pricing models, discounted cash flows or similar techniques and at least one significant model assumption or input is unobservable.
The carrying amounts reported in the balance sheets approximate their fair value.
Revenue Recognition
The Company adopted ASU 2014-09, Revenue from Contracts with Customers, and its related amendments (collectively known as “ASC 606”), effective January 1, 2019.
The Company determines revenue recognition through the following steps:
●
identification of a contract with a customer;
●
identification of the performance obligations in the contract;
●
determination of the transaction price;
●
allocation of the transaction price to the performance obligations in the contract; and
●
recognition of revenue when or as the performance obligations are satisfied.
Revenues are expected to be derived from the sale of each Underlying Asset in the associated Series. As of December 31, 2020, the Company had recognized $6,000 in revenue from gain upon sale of the Series Gallery Drop 025 Underlying Asset. As of December 31, 2019, the Company had recognized no revenue as there had been no sales of Underlying Assets in any Series.

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Operating Expenses
After the closing of an offering of Interests, each Series is responsible for its own operating expenses, including any and all fees, costs and expenses incurred in connection with the management of the Underlying Assets. This includes transportation, import taxes, income taxes, storage (including property rental fees should the Manager decide to rent a property to store a number of Underlying Assets), security, valuation, custodial, marketing and utilization of the Underlying Assets; any fees, costs and expenses incurred in connection with preparing any reports and accounts of each Series, including any blue sky filings required in order for a Series to be made available to investors in certain states, any annual audit of the accounts of such Series (if applicable) and any reports to be filed with the Securities and Exchange Commission (the “Commission”); any and all insurance premiums or expenses, including directors and officers insurance of the directors and officers of the Manager or Asset Manager, in connection with the Underlying Assets; any withholding or transfer taxes imposed on the Company, a Series or any Interest holders as a result of its or their earnings, investments or withdrawals; any governmental fees imposed on the capital of the Company or a Series or incurred in connection with compliance with applicable regulatory requirements; any legal fees and costs (including settlement costs) arising in connection with any litigation or regulatory investigation instituted against the Company, a Series or the Manager in connection with the affairs of the Company or a Series; the fees and expenses of any administrator, if any, engaged to provide administrative services to the Company or a Series; all custodial fees, costs and expenses in connection with the holding of an Underlying Asset; any fees, costs and expenses of a third-party registrar and transfer agent appointed by the Manager in connection with a Series; the cost of the audit of the annual consolidated financial statements of the Company or a Series and the preparation of tax returns and circulation of reports to Interest holders; any indemnification payments; the fees and expenses of counsel to the Company or a Series in connection with advice directly relating to its legal affairs; the costs of any other outside appraisers, valuation firms, accountants, attorneys or other experts or consultants engaged by the Manager in connection with the operations of the Company or a Series; and any similar expenses that may be determined to be operating expenses, as determined by the Manager in its reasonable discretion.
Prior to the closing, operating expenses are borne by the Manager and not reimbursed by the Series. The Manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent (other than for storage of the Underlying Assets), supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures (excluding utilities expenditures in connection with the storage of the Underlying Assets).

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
If the operating expenses exceed the amount of revenues generated from an Underlying Asset and cannot be covered by any operating expense reserves on the balance sheet of such Series, the Manager may (a) pay such operating expenses and not seek reimbursement; (b) loan the amount of the operating expenses to the applicable Series, on which the Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future revenues generated by such Underlying Asset (“Operating Expenses Reimbursement Obligation(s)”); and/or (c) cause additional Interests to be issued in the such Series in order to cover such additional amounts.
Sourcing Fee: The Asset Manager will be paid a fee as compensation for sourcing each Underlying Asset in an amount equal to up to 10% of the gross offering proceeds of each offering; provided that such sourcing fee may be waived by the Asset Manager.
Brokerage Fee: The broker of record for each offering is expected to receive a brokerage fee equal to 1% of the amount raised from investors through each offering. The Company complies with the requirements of FASB ASC 340-10-S99-1 with regards to offering costs. Prior to the completion of an offering, offering costs are capitalized. The deferred offering costs are charged to members’ equity upon the completion of an offering or to expense if the offering is not completed.
Organizational Costs: In accordance with FASB ASC 720, organizational costs, including accounting fees, legal fees and costs of incorporation, are expensed as incurred.
Income Taxes
The Company is a series limited liability company. Accordingly, under the Internal Revenue Code (the “IRC”), all Company taxable income or loss flows through to its sole member, the Manager. Therefore, no provision for income tax has been recorded in the statements. Income from the Company is reported and taxed to the members on its individual tax return. However, the Company has elected, in accordance with the IRC, to treat each individual Series as separate subchapter C corporation for tax purposes. No tax provision has been recorded for any Series through the balance sheet date as each is in a taxable loss position and no further tax benefits can be reasonably anticipated.

Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized. The Company’s net operating loss carryforwards as of December 31, 2020 and 2019 were approximately $125,308 and $12,231, respectively, which produced net deferred tax assets of $32,706 and $3,192, respectively, using the Company’s estimated future effective tax rate of 26.1%. Based on consideration of the available evidence, including historical losses, the Company’s net deferred tax assets from its net operating loss carryforwards as of December 31, 2020 and 2019 are fully offset by a valuation allowance, and therefore, no tax benefit applicable to the loss for each individual Series for the years ended December 31, 2020 and 2019 has been recognized. The net losses do not expire for federal income tax purposes.

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
The Company complies with FASB ASC 740 for accounting for uncertainty in income taxes recognized in a company’s consolidated financial statements, which prescribes a recognition threshold and measurement process for consolidated financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. FASB ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s consolidated financial statements. The Company believes that its income tax positions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.
The Company may in the future become subject to federal, state and local income taxation though it has not been since its inception. The Company is not presently subject to any income tax audit in any taxing jurisdiction.
Earnings (Loss) / Income per Interest
Upon completion of an offering, each Series intends to comply with accounting and disclosure requirement of ASC Topic 260, “Earnings per Share.” For each Series, earnings (loss) / income per Interest (“EPI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding Interests in that particular Series during the year.
As of December 31, 2020 and December 31, 2019, 36 and one Series, respectively, had closed offerings, and the (losses) / income per Interest for each Series were as follows (the following table excludes each Series that had only one Interest outstanding, held by the Manager, as of December 31, 2020 and December 31, 2019):

		12/31/2020		12/31/2019
Series	Interests	Net (Loss) / Income	EPI	Net (Loss) / Income	EPI
Series #KW	10,000	$(1,677)	$(0.17)	$(9,743)	$(0.97)
Series Drop 002	1,000	(2,509)	(2.51)	-	-
Series Drop 003	1,000	(1,203)	(1.20)	-	-
Series Drop 004	1,000	(2,095)	(2.10)	-	-
Series Drop 005	1,250	(4,326)	(3.46)	-	-
Series Drop 008	1,000	(4,547)	(4.55)	-	-
Series Drop 009	3,250	(10,749)	(3.31)	-	-
Series Drop 010	1,000	(1,351)	(1.35)	-	-
Series Gallery Drop 011	1,000	(2,248)	(2.25)	-	-
Series Gallery Drop 012	2,000	(7,203)	(3.60)	-	-

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Series Gallery Drop 014	1,000	(3,042)	(3.04)	-	-
Series Gallery Drop 015	1,000	(2,494)	(2.49)	-	-
Series Gallery Drop 016	1,000	(1,735)	(1.74)	-	-
Series Gallery Drop 017	1,000	(4,319)	(4.32)	-	-
Series Gallery Drop 018	480	(825)	(1.72)	-	-
Series Gallery Drop 019	750	(3,980)	(5.31)	-	-
Series Gallery Drop 020	1,820	(1,285)	(0.71)	-	-
Series Gallery Drop 021	1,100	(1,098)	(1.00)	-	-
Series Gallery Drop 022	1,000	(1,479)	(1.48)	-	-
Series Gallery Drop 023	1,000	(4,318)	(4.32)	-	-
Series Gallery Drop 024	1,000	(1,219)	(1.22)	-	-
Series Gallery Drop 025	1,000	561	0.56	-	-
Series Gallery Drop 026	2,000	(3,911)	(1.96)	-	-
Series Gallery Drop 027	5,000	(1,054)	(0.21)	-	-
Series Gallery Drop 028	2,000	(1,791)	(0.90)	-	-
Series Gallery Drop 029	5,000	(1,375)	(0.28)	-	-
Series Gallery Drop 030	2,000	(4,163)	(2.08)	-	-
Series Gallery Drop 032	5,000	(701)	(0.14)	-	-
Series Gallery Drop 034	21,250	(3,476)	(0.16)	-	-
Series Gallery Drop 035	3,750	(1,665)	(0.44)	-	-
Series Gallery Drop 036	5,100	(2,614)	(0.51)	-	-
Series Gallery Drop 037	2,650	(1,946)	(0.73)	-	-
Series Gallery Drop 038	7,350	(931)	(0.13)	-	-
Series Gallery Drop 039	6,750	(4,844)	(0.72)	-	-
Series Gallery Drop 041	5,500	(1,033)	(0.19)	-	-
Series Gallery Drop 042	2,100	$(1,325)	$(0.63)	$-	$-

Allocation Methodology
To the extent relevant, offering expenses, acquisition expenses, operating expenses, revenue generated from Underlying Assets and any indemnification payments made by the Company will be allocated amongst the various Interests in accordance with the Manager’s allocation policy. The allocation policy requires the Manager to allocate items that are allocable to a specific Series to be borne by, or distributed to, as applicable, the applicable Series. If, however, an item is not allocable to a specific Series but to the Company in general, it will be allocated pro rata based on the value of Underlying Assets or the number of Interests, as reasonably determined by the Manager or as otherwise set forth in the allocation policy. By way of example, it is anticipated that revenues and expenses will be allocated as follows:

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Revenue or Expense Item	Details	Allocation Policy (if revenue or expense is not clearly allocable to a specific Underlying Asset)
Revenue	Revenue from events and leasing opportunities for the asset	Allocable pro rata to the value of each Underlying Asset
	Asset sponsorship models	Allocable pro rata to the value of each Underlying Asset

Offering Expenses	Filing expenses related to submission of regulatory paperwork for a series	Allocable pro rata to the number of Underlying Assets
	Underwriting expense incurred outside of Brokerage Fee	Allocable pro rata to the number of Underlying Assets
	Legal expenses related to the submission of regulatory paperwork for a series	Allocable pro rata to the number of Underlying Assets
	Audit and accounting work related to the regulatory paperwork or a series	Allocable pro rata to the number of Underlying Assets
	Escrow agent fees for the administration of escrow accounts related to the offering	Allocable pro rata to the number of Underlying Assets
	Compliance work, including diligence related to the preparation of a series	Allocable pro rata to the number of Underlying Assets

Acquisition Expense	Transportation of Underlying Asset as at time of acquisition	Allocable pro rata to the number of Underlying Assets
	Insurance of Underlying Asset as at time of acquisition	Allocable pro rata to the value of each Underlying Asset
	Preparation of marketing materials	Allocable pro rata to the number of Underlying Assets
	Pre-purchase inspection	Allocable pro rata to the number of Underlying Assets
	Interest expense in the case an Underlying Asset was pre-purchased us prior to the closing of an offering through a loan	Allocable directly to the applicable Underlying Asset
	Storage	Allocable pro rata to the number of Underlying Assets
	Security (e.g., surveillance and patrols)	Allocable pro rata to the number of Underlying Assets

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Custodial fees	Allocable pro rata to the number of Underlying Assets

Operating	Appraisal and valuation fees	Allocable pro rata to the number of Underlying Assets
Expense	Marketing expenses in connection with any revenue-generating event	Allocable pro rata to the value of each Underlying Asset
	Insurance	Allocable pro rata to the value of each Underlying Asset
	Maintenance	Allocable directly to the applicable Underlying Asset
	Transportation to any revenue-generating event	Allocable pro rata to the number of Underlying Assets
	Ongoing reporting requirements (e.g., Reg A+ or Exchange Act reporting)	Allocable pro rata to the number of Underlying Assets
	Audit, accounting and bookkeeping related to the reporting requirements of the series	Allocable pro rata to the number of Underlying Assets
	Other revenue-generating event related expenses (e.g., location, catering, facility management, film and photography crew)	Allocable pro rata to the value of each Underlying Asset

Indemnification Payments	Indemnification payments under the operating agreement	Allocable pro rata to the value of each Underlying Asset

Notwithstanding the foregoing, the Manager may revise and update the allocation policy from time to time in its reasonable discretion without further notice.
NOTE 4: RELATED PARTY TRANSACTIONS
In the normal course of business, the Series have and will acquire Underlying Assets from the Manager in exchange for promissory notes, which may or may not be interest bearing. Each note matures, and principal and accrued interest for each is due, within fourteen days of the closing of the offering for the associated Series. The principal balance due to the Manager as of December 31, 2020 was $1,707,230, with interest payable to Manager of $2,760 as detailed in the table below:

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019

Series	Interest Rate(1)	Note Principal Payable	Note Interest Payable	Total Due to Manager
Series Gallery Drop 013	7.50%	$84,150	$1,578	$85,728
Series Gallery Drop 031	7.25%	43,750	793	44,543
Series Gallery Drop 032	0%	4,844	-	4,844
Series Gallery Drop 033	7.25%	21,475	389	21,864
Series Gallery Drop 040	0%	33,211	-	33,211
Series Gallery Drop 043	0%	63,000	-	63,000
Series Gallery Drop 044	0%	416,700	-	416,700
Series Gallery Drop 045	0%	216,000	-	216,000
Series Gallery Drop 046	0%	50,400	-	50,400
Series Gallery Drop 047	0%	28,800	-	28,800
Series Gallery Drop 048	0%	56,250	-	56,250
Series Gallery Drop 049	0%	214,500	-	214,500
Series Gallery Drop 050	0%	25,000	-	25,000
Series Gallery Drop 051	0%	29,000	-	29,000
Series Gallery Drop 052	0%	9,000	-	9,000
Series Gallery Drop 053	0%	78,000	-	78,000
Series Gallery Drop 054	0%	18,000	-	18,000
Series Gallery Drop 055	0%	45,100	-	45,100
Series Gallery Drop 056	0%	20,100	-	20,100
Series Gallery Drop 057	0%	17,100	-	17,100
Series Gallery Drop 058	0%	21,260	-	21,260
Series Gallery Drop 059	0%	73,700	-	73,700
Series Gallery Drop 060	0%	48,500	-	48,500
Series Gallery Drop 061	0%	21,990	-	21,990
Series Gallery Drop 062	0%	15,400	-	15,400
Series Gallery Drop 063	0%	20,000	-	20,000
Series Gallery Drop 064	0%	32,000	-	32,000
Total		$1,707,230	$2,760	$1,709,990

As of December 31, 2019, the principal balance due to was $990,491 with interest payable to Manager of $1,088 as detailed in the table below:

Series	Interest Rate(1)	Note Principal Payable	Note Interest Payable	Total Due to Manager
Series Drop 002	0%	$30,000	$-	$30,000
Series Drop 003	0%	34,000	-	34,000
Series Drop 004	0%	44,341	-	44,341
Series Drop 005	0%	90,000	-	90,000

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Series Drop 006(2)	0%	78,000	-	78,000
Series Drop 007(2)	0%	56,250	-	56,250
Series Drop 008	0%	27,000	-	27,000
Series Drop 009	0%	310,000	-	310,000
Series Drop 010	0%	24,000	-	24,000
Series Gallery Drop 011	7.5%	18,000	67	18,067
Series Gallery Drop 012	7.5%	140,000	524	140,524
Series Gallery Drop 013	7.5%	84,150	316	84,466
Series Gallery Drop 014	7.5%	30,000	88	30,088
Series Gallery Drop 015	7.5%	24,750	93	24,843
Total		$990,491	$1,088	$991,579

(1)
Notes with a 0% interest rate are non-interest bearing. The remaining notes bear interest at an annualized rate as stated over a three-month period.
(2)
On March 4, 2020, the Manager repurchased the Underlying Assets related to these Series, and the applicable promissory notes were cancelled in consideration of the repurchases.
Because these are related party transactions, no guarantee can be made that the terms of the arrangements are at arm’s length.
NOTE 5: DUE TO MANAGER
To fund its organizational costs and start-up activities as well as to advance funds on behalf of a Series to purchase assets, the Manager has covered the expenses and costs of the Company and its Series thus far on a non-interest-bearing extension of revolving credit. The Company will evaluate when is best to repay the Manager depending on operations and fundraising ability. In general, the Company will repay the Manager for funds extended to acquire assets from the Series subscription proceeds (less the applicable management fees), as they are received. As of December 31, 2020, the Company had $23,575 due to the Manager for accounting, storage, transportation, insurance and sourcing fees associated with and incurred on behalf of the Series as detailed in the table below:

Series	Accounting Fees	Storage	Transportation	Insurance
Series #KW	$368	$-	$-	$-
Series Drop 002	368	-	-	-
Series Drop 003	367	-	-	-
Series Drop 004	368	-	-	-

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Series Drop 005	367	-	-	-
Series Drop 008	368	-	-	-
Series Drop 009	368	-	-	-
Series Drop 010	367	-	-	-
Series Gallery Drop 011	367	-	-	-
Series Gallery Drop 012	367	-	-	-
Series Gallery Drop 014	367	-	-	-
Series Gallery Drop 015	367	-	-	-
Series Gallery Drop 016	367	-	-	7
Series Gallery Drop 017	367	-	-	-
Series Gallery Drop 018	367	-	-	-
Series Gallery Drop 019	367	-	-	-
Series Gallery Drop 020	367	-	-	-
Series Gallery Drop 021	366	-	-	-
Series Gallery Drop 022	367	-	-	-
Series Gallery Drop 023	367	-	-	-
Series Gallery Drop 024	367	-	-	-
Series Gallery Drop 025	367	-	-	-
Series Gallery Drop 026	367	-	-	-
Series Gallery Drop 027	367	-	-	-
Series Gallery Drop 028	367	-	-	-
Series Gallery Drop 029	367	-	-	-
Series Gallery Drop 030	367	-	-	-
Series Gallery Drop 032	367	10	53	8
Series Gallery Drop 034	367	-	-	-
Series Gallery Drop 035	367	-	-	-
Series Gallery Drop 036	367	-	-	-
Series Gallery Drop 037	367	-	-	-
Series Gallery Drop 038	367	-	-	-
Series Gallery Drop 039	367	-	-	-
Series Gallery Drop 041	367	-	-	-
Series Gallery Drop 042	367	-	-	-
Unallocated	10,281	-	-	-
Total	$23,497	$10	$53	$15

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
As of December 31, 2019, the Company had $7,318 due to the Manager for storage, transportation, insurance and sourcing fees associated with and incurred on behalf of the Series as detailed in the table below:

Series	Accounting Fees	Storage	Transportation	Insurance
Series #KW	$163	$1,180	$86	$5,889
Total	$163	$1,180	$86	$5,889

NOTE 6: MEMBERS’ LIABILITY
The Company is organized as a series limited liability company. As such, the liability of the members of the Company for the financial obligations of the Company is limited to each member’s contribution of capital.
NOTE 7: MEMBERS’ EQUITY
The members of each Series have certain rights with respect to the Series to which they are subscribed. Each Series generally holds a single asset or a collection of assets. A Series member is entitled to their pro rata share of the net profits derived from the Underlying Asset held in that series after deduction of expense allocations and direct expenses attributable to the Underlying Asset, based on their percentage of the total outstanding Interests in that Series.
The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, are solely the debts, obligations and liabilities of the Company, and no member of the Company is obligated personally for any such debt, obligation or liability.
Series Subscriptions
During the year ended December 31, 2020, the Company received and closed cash subscriptions of $2,246,000 for the following Series:

Series	Interests Sold as of 12/31/2020	Subscription Amount	Closed Date
Series Drop 002	1,000	$33,000	4/13/2020
Series Drop 003	1,000	35,000	3/18/2020
Series Drop 004	1,000	47,000	3/11/2020
Series Drop 005	1,250	95,000	3/6/2020
Series Drop 008	800	32,000	3/17/2020
Series Drop 009	3,250	325,000	10/2/2020

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Series Drop 010	1,000	25,000	3/6/2020
Series Gallery Drop 011	800	20,000	5/21/2020
Series Gallery Drop 012	2,000	150,000	8/24/2020
Series Gallery Drop 014	1,000	33,000	4/21/2020
Series Gallery Drop 015	1,000	27,000	4/3/2020
Series Gallery Drop 016	1,000	21,000	5/29/2020
Series Gallery Drop 017	1,000	54,000	10/16/2020
Series Gallery Drop 018	480	12,000	8/14/2020
Series Gallery Drop 019	750	22,500	8/18/2020
Series Gallery Drop 020	1,820	136,500	9/30/2020
Series Gallery Drop 021	1,100	27,500	11/4/2020
Series Gallery Drop 022	1,000	32,000	8/14/2020
Series Gallery Drop 023	1,000	19,000	10/23/2020
Series Gallery Drop 024	1,000	24,000	8/17/2020
Series Gallery Drop 025	1,000	70,000	12/04/2020
Series Gallery Drop 026	2,000	100,000	9/11/2020
Series Gallery Drop 027	5,000	62,500	9/11/2020
Series Gallery Drop 028	2,000	20,000	11/20/2020
Series Gallery Drop 029	5,000	55,000	11/6/2020
Series Gallery Drop 030	2,000	28,000	12/1/2020
Series Gallery Drop 032	5,000	5,000	12/31/2020
Series Gallery Drop 034	20,750	415,000	11/2/2020
Series Gallery Drop 035	3,750	75,000	12/22/2020
Series Gallery Drop 036	5,100	51,000	12/16/2020
Series Gallery Drop 037	2,650	26,500	11/5/2020
Series Gallery Drop 038	7,350	73,500	11/5/2020
Series Gallery Drop 039	6,750	67,500	12/14/2020
Series Gallery Drop 041	5,500	5,500	12/16/2020
Series Gallery Drop 042	2,100	21,000	12/1/2020
Total	99,200	$2,246,000

As of December 31, 2020, the Company received cash subscriptions of $504,030 for the following Series, which have been recorded as Subscriptions Receivable pending closings of the Offerings below.

Series	Subscription Amount
Series Gallery Drop 013	$90,000
Series Gallery Drop 031	48,000
Series Gallery Drop 033	23,790
Series Gallery Drop 040	35,490

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Series Gallery Drop 043	66,960
Series Gallery Drop 045	229,790
Series Gallery Drop 052	10,000
Total	$504,030

During the year ended December 31, 2019, the Company received and closed cash subscriptions for the following Series:

Series	Interests Sold as of 12/31/2019	Subscription Amount	Closed Date
Series #KW	10,000	$250,000	11/27/2019
Total	10,000	$250,000

As of December 31, 2019, the Company received cash subscriptions of $216,719 for the following Series, which have been recorded as Subscriptions Receivable pending closings of the Offerings below.

Series	Subscription Amount
Series Drop 002	$31,680
Series Drop 003	34,860
Series Drop 005	93,404
Series Drop 008	31,800
Series Drop 010	24,975
Total	$216,719

Interest Issuances Related to Underlying Asset Acquisitions
In certain instances, Interests in a particular Series are issued as part of the total purchase consideration for and/or in connection with the acquisition of the Underlying Asset of such Series (for example, Interests issued as partial consideration or to an advisor through which the Company acquired the Underlying Asset), in each case as described in the respective offering statement filed with the Commission on Form 1-A, as amended and supplemented from time to time. As of December 31, 2020, the Company issued the following such Interests:
Series	Interests Issued as of 12/31/2020
Series Drop 008	200
Series Gallery Drop 011	200
Series Gallery Drop 034	500
Series Gallery Drop 044	23,330

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
As of December 31, 2019, the Company had issued no Interests to third parties as described above.
NOTE 8: RECENT ACCOUNTING PRONOUNCEMENTS
In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). This ASU supersedes the previous revenue recognition requirements in ASC Topic 605—Revenue Recognition and most industry-specific guidance throughout the ASC. The core principle within this ASU is to recognize revenues when promised goods or services are transferred to customers in an amount that reflects the consideration expected to be received for those goods or services. In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers, which deferred the effective date for ASU 2014-09 by one year to fiscal years beginning after December 15, 2017, while providing the option to early adopt for fiscal years beginning after December 15, 2016. Transition methods under ASU 2014-09 must be through either (i) retrospective application to each prior reporting period presented or (ii) retrospective application with a cumulative effect adjustment at the date of initial application. The Company adopted this new standard effective January 1, 2019. The adoption of this standard did not have a material impact on the Company’s financial statements.
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This ASU requires a lessee to recognize a right-of-use asset and a lease liability under most operating leases in its balance sheet. The ASU is effective for annual and interim periods beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted. The Company is continuing to evaluate the impact of this new standard on our financial reporting and disclosures.
The Company does not believe that any other recently issued, but not yet effective, accounting standards could have a material effect on the accompanying consolidated financial statements. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.
NOTE 9: COMMITMENTS AND CONTINGENCIES
The Company is not currently involved with and does not know of any pending or threatened litigation against the Company, its member or its Manager.

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
In December 2019, a novel strain of coronavirus, referred to as COVID-19, was reported in Wuhan, China. COVID-19 has since spread to other countries, including the United States, and was declared a pandemic by the World Health Organization. Efforts to contain the spread of COVID-19 have intensified, and most states and localities in the United States and countries in Europe and Asia have implemented severe travel and social restrictions, including social distancing, “shelter-in-place” orders and restrictions on the types of businesses that may continue to operate. The impacts of the outbreak are unknown and rapidly evolving. The Manager’s principal office in New York State is closed, and the Company currently has limited access to its storage facility.
The Manager has taken steps to take care of its employees, including providing the ability for employees to work remotely. The Manager has also taken precautions with regard to employee, facility and office hygiene and implemented significant travel restrictions. The Manager is also assessing business continuity plans for all business units, including ours, in the context of COVID-19. This is a rapidly evolving situation, and the Manager will continue to monitor and mitigate developments affecting its workforce. The Manager has reviewed and will continue to carefully review all rules, regulations and orders and will respond accordingly.
The continued spread of COVID-19 has also led to severe disruption and volatility in the global financial markets, which could increase our cost of capital and adversely affect our liquidity and ability to access capital markets in the future. The continued spread of COVID-19 has caused an economic slowdown and may cause a recession or other unpredictable events, each of which could adversely affect our business, results of operations or financial condition. The pandemic has had, and could have a significantly greater, material adverse effect on the United States economy as a whole and in our industry in particular.
If the spread of COVID-19 cannot be slowed and, ideally, contained, our business operations could be further delayed or interrupted. The Company expects that government and health authorities will announce new, or extend existing, restrictions, which could require us to make further adjustments to our operations in order to comply with any such restrictions. The Manager may also experience limitations in employee resources. In addition, our operations could be disrupted if any employee of the Manager is suspected of having the virus, which could require quarantine of any such employees. The duration of any business disruption cannot be reasonably estimated at this time but may materially affect our ability to operate our business and result in additional costs.
The extent to which COVID-19 may impact our results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of the pandemic and steps taken to contain the pandemic or treat its impact, among others. Nevertheless, the pandemic; the current financial, economic and capital markets environment; and future developments in the global supply chain and other areas present material uncertainty and risk with respect to our performance, financial condition, results of operations and cash flows.

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Further, the COVID-19 outbreak has caused unprecedented levels of global uncertainty and may impact the value of art and other collectables. The Company expects the COVID-19 outbreak will result in low transaction volume until confidence in the global economy is restored. The extent and duration of this disruption cannot be accurately estimated, and the art and collectibles industry may take a significant amount of time to recover. Although the Company intends to hold and manage all of the assets marketed on the Otis Platform for an average of three to seven years, the COVID-19 outbreak and resulting economic uncertainty may impact the value of the underlying assets, and consequently the value of the interests.
NOTE 10: SUBSEQUENT EVENTS
The Company has evaluated subsequent events through April 27, 2021, the date the consolidated financial statements were available to be issued. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in these consolidated financial statements, except as set forth below.
Subsequent to December 31, 2020, the Company offered Series Gallery Drop 046, Series Gallery Drop 047, Series Gallery Drop 048, Series Gallery Drop 049, Series Gallery Drop 050, Series Gallery Drop 051, Series Gallery Drop 053, Series Gallery Drop 054, Series Gallery Drop 055, Series Gallery Drop 056, Series Gallery Drop 057, Series Gallery Drop 058, Series Gallery Drop 059, Series Gallery Drop 060, Series Gallery Drop 061, Series Gallery Drop 062, Series Gallery Drop 063, Series Gallery Drop 064 Interests, Series Gallery Drop 065 Interests, Series Gallery Drop 066 Interests, Series Gallery Drop 067 Interests, Series Gallery Drop 068 Interests, Series Gallery Drop 069 Interests, Series Gallery Drop 070 Interests, Series Gallery Drop 071 Interests, Series Gallery Drop 072 Interests, Series Gallery Drop 073 Interests, Series Gallery Drop 074 Interests, Series Gallery Drop 075 Interests, Series Gallery Drop 076 Interests, Series Gallery Drop 077 Interests, Series Gallery Drop 078 Interests, Series Gallery Drop 079 Interests, Series Gallery Drop 080 Interests, Series Gallery Drop 081 Interests, Series Gallery Drop 082 Interests, Series Gallery Drop 083 Interests, Series Gallery Drop 084 Interests, Series Gallery Drop 086 Interests, Series Gallery Drop 089 Interests, Series Gallery Drop 090 Interests, Series Gallery Drop 093 Interests, Series Gallery Drop 096 Interests, Series Gallery Drop 097 Interests, Series Gallery Drop 098 Interests, Series Gallery Drop 100 Interests and Series Gallery Drop 101 Interests to the general public.
Subsequent to December 31, 2020, the Company acquired the following Underlying Assets from the Manager as follows:

Date	Series	Note Principal Amount(1)	Additional Terms
01/11/21	Series Gallery Drop 065	$20,080	Company’s agreement to issue 502 Series Gallery Drop 065 Interests to the asset seller upon completion of the offering

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
01/11/21	Series Gallery Drop 066	90,000
01/11/21	Series Gallery Drop 067	60,000
01/11/21	Series Gallery Drop 068	24,000
01/11/21	Series Gallery Drop 069	35,128
02/05/21	Series Gallery Drop 070	31,200
02/05/21	Series Gallery Drop 071	75,000	Company’s agreement to issue 2,500 Series Gallery Drop 071 Interests to the asset seller upon completion of the offering
02/05/21	Series Gallery Drop 072	280,000	Company’s agreement to issue 5,250 Series Gallery Drop 072 Interests to the asset seller upon completion of the offering
02/05/21	Series Gallery Drop 073	44,280
02/05/21	Series Gallery Drop 074	20,910
02/05/21	Series Gallery Drop 075	55,350
02/05/21	Series Gallery Drop 076	55,350
02/05/21	Series Gallery Drop 077	36,900
02/05/21	Series Gallery Drop 078	20,910
02/05/21	Series Gallery Drop 079	20,098
02/05/21	Series Gallery Drop 080	15,000
02/09/21	Series Gallery Drop 081	480,000
02/09/21	Series Gallery Drop 082	80,000
02/09/21	Series Gallery Drop 083	45,000
02/09/21	Series Gallery Drop 084	52,000
02/09/21	Series Gallery Drop 085	60,000
02/09/21	Series Gallery Drop 086	90,000
02/09/21	Series Gallery Drop 087	231,009
02/09/21	Series Gallery Drop 088	55,250
02/09/21	Series Gallery Drop 089	23,904
02/09/21	Series Gallery Drop 090	98,850
02/09/21	Series Gallery Drop 091	37,473
02/09/21	Series Gallery Drop 092	217,356
02/09/21	Series Gallery Drop 093	43,471
02/09/21	Series Gallery Drop 094	21,631
02/09/21	Series Gallery Drop 095	45,200
02/09/21	Series Gallery Drop 096	28,981
03/10/21	Series Gallery Drop 097	30,000
03/10/21	Series Gallery Drop 098	14,000
03/10/21	Series Gallery Drop 099	130,000

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
03/10/21	Series Gallery Drop 100	18,520
03/10/21	Series Gallery Drop 101	200,750
04/23/21	Series Gallery Drop 102	14,060
04/23/21	Series Gallery Drop 103	17,500
04/23/21	Series Gallery Drop 104	12,489
04/23/21	Series Gallery Drop 105	61,780
04/23/21	Series Gallery Drop 106	26,650
04/24/21	Series Gallery Drop 107	$22,606

(1)
Each note does not bear interest, must be repaid within 14 business days of the final closing of the offering (i.e., when the offering is fully funded) and may be prepaid at any time.
Subsequent to December 31, 2020, the following offerings of Interests closed, and such Series raised the following amounts net of brokerage fees and offering expenses:

Date	Series	Amount Raised
01/12/21	Series Gallery Drop 052	$9,850
01/19/21	Series Gallery Drop 045	227,650
01/21/21	Series Gallery Drop 031	47,480
01/22/21	Series Gallery Drop 043	66,280
01/26/21	Series Gallery Drop 051	30,640
01/28/21	Series Gallery Drop 033	23,715
01/29/21	Series Gallery Drop 040	35,095
02/01/21	Series Gallery Drop 049	222,700
02/02/21	Series Gallery Drop 054	18,760
02/09/21	Series Gallery Drop 056	20,938
02/09/21	Series Gallery Drop 057	17,770
02/09/21	Series Gallery Drop 061	22,819
02/12/21	Series Gallery Drop 046	52,420
02/12/21	Series Gallery Drop 047	29,650
02/19/21	Series Gallery Drop 062	15,988
02/22/21	Series Gallery Drop 013	89,043
03/01/21	Series Gallery Drop 050	29,155
03/01/21	Series Gallery Drop 064	33,313
03/02/21	Series Gallery Drop 063	20,839
03/05/21	Series Gallery Drop 060	50,539
03/05/21	Series Gallery Drop 066	93,703
03/05/21	Series Gallery Drop 068	24,997
03/05/21	Series Gallery Drop 069	36,580

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
03/09/21	Series Gallery Drop 059	76,774
03/12/21	Series Gallery Drop 058	22,126
03/19/21	Series Gallery Drop 079	20,938
03/19/21	Series Gallery Drop 080	15,592
03/23/19	Series Gallery Drop 065	20,839
03/25/21	Series Gallery Drop 071	78,061
03/25/21	Series Gallery Drop 074	21,730
04/05/21	Series Gallery Drop 055	46,975
04/05/21	Series Gallery Drop 070	32,422
04/05/21	Series Gallery Drop 077	38,362
04/08/21	Series Gallery Drop 071	78,655
04/15/21	Series Gallery Drop 072	294,475
04/15/21	Series Gallery Drop 078	21,730
04/19/21	Series Gallery Drop 089	24,989
04/22/21	Series Gallery Drop 044	461,833
04/27/21	Series Gallery Drop 076	57,667
04/27/21	Series Gallery Drop 093	45,292
04/27/21	Series Gallery Drop 096	30,145
04/27/21	Series Gallery Drop 098	$14,503

Subsequent to December 31, 2020, the following Series repaid the promissory notes issued by each such Series to the Manager and outstanding prior to December 31, 2020 as follows:

Repayment Date	Series	Note Issuance Date	Note Principal Amount	Interest Rate(1)
01/04/21	Series Gallery Drop 032	08/03/20	$4,844	0%
01/12/21	Series Gallery Drop 052	12/23/20	9,000	0%
01/19/21	Series Gallery Drop 045	10/06/20	216,000	0%
01/22/21	Series Gallery Drop 031	07/31/20	43,750	0%
01/22/21	Series Gallery Drop 043	10/06/20	63,000	0%
02/11/21	Series Gallery Drop 033	07/31/20	21,475	7.5%
02/11/21	Series Gallery Drop 049	11/23/20	214,500	0%
02/11/21	Series Gallery Drop 051	11/23/20	28,999	0%
02/11/21	Series Gallery Drop 054	11/23/20	18,000	0%
02/11/21	Series Gallery Drop 056	12/17/20	20,100	0%
02/11/21	Series Gallery Drop 057	11/23/20	17,100	0%
02/11/21	Series Gallery Drop 061	12/18/20	21,989	0%
02/17/21	Series Gallery Drop 040	09/15/20	33,211	0%

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
02/17/21	Series Gallery Drop 046	11/11/20	50,400	0%
02/17/21	Series Gallery Drop 047	11/11/20	28,800	0%
02/23/21	Series Gallery Drop 013	12/13/19	84,150	7.5%
02/23/21	Series Gallery Drop 062	12/18/20	73,700	0%
03/02/21	Series Gallery Drop 050	10/06/20	25,000	0%
03/02/21	Series Gallery Drop 063	12/18/20	20,000	0%
03/02/21	Series Gallery Drop 064	12/18/20	32,000	0%
03/08/21	Series Gallery Drop 060	12/18/20	48,500	0%
03/08/21	Series Gallery Drop 066	01/11/21	90,000	0%
03/08/21	Series Gallery Drop 068	01/11/21	24,000	0%
03/08/21	Series Gallery Drop 069	01/11/21	35,128	0%
03/09/21	Series Gallery Drop 059	12/18/20	73,700	0%
03/15/21	Series Gallery Drop 044	10/06/20	416,700	0%
03/15/21	Series Gallery Drop 058	12/18/20	21,260	0%
03/22/21	Series Gallery Drop 079	02/05/21	20,098	0%
03/22/21	Series Gallery Drop 080	02/05/21	15,000	0%
03/23/21	Series Gallery Drop 065	01/11/21	20,080	0%
04/01/21	Series Gallery Drop 071	02/05/21	75,000	0%
04/01/21	Series Gallery Drop 074	02/05/21	20,910	0%
04/06/21	Series Gallery Drop 055	12/18/20	45,100	0%
04/06/21	Series Gallery Drop 070	02/05/21	31,200	0%
04/06/21	Series Gallery Drop 077	02/05/21	36,900	0%
04/08/21	Series Gallery Drop 053	11/23/20	78,000	0%
04/16/21	Series Gallery Drop 072	02/05/21	280,000	0%
04/16/21	Series Gallery Drop 078	02/05/21	20,910	0%
04/21/21	Series Gallery Drop 089	03/09/21	$23,904	0%

(1)
Notes with a 0% interest rate were non-interest bearing. The remaining notes bore interest at an annualized rate as stated over a three-month period.
On January 4, 2021, Series Gallery Drop 032 paid $71 due to the Manager for accounting, storage, transportation, insurance and sourcing fees.
On January 19, 2021, Series Gallery Drop 016 paid $7 due to the Manager for shipping fees.

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
On December 4, 2020, Series Gallery Drop 025 sold the Underlying Asset for such series, one painting by Derek Fordjour, No. 90, for $70,000 versus the Series Gallery Drop 025 offering amount of $70,000. In connection with the sale, the Manager assumed all Series Gallery Drop 025 acquisition expenses and offering expenses and waived any and all rights to receive any sourcing fee, accrued but unpaid interest on the promissory note issued in connection with the acquisition of the Series Gallery Drop 025 Underlying Asset and the 10% distribution pursuant to Section 7.02 of the Operating Agreement, resulting in a realized gain of $6,000 from sale of Series Gallery Drop 025. The Manager, as Asset Manager of Series Gallery Drop 025, was appointed as liquidator and will distribute to holders of Series Gallery Drop 025 Interests all of the remaining assets (which consist only of cash) of Series Gallery Drop 025, after making provision for taxes and any other liabilities of Series Gallery Drop 025. In February 2021, the Manager began distributing such assets to holders of Series Gallery Drop 025 Interests.
On April 2, 2021, Series Gallery Drop 031 repaid the outstanding interest of $793 on the promissory note issued to the Manager on July 31, 2020 in the original principal amount of $43,750, which note bore interest at an annualized rate of 7.5% over a three-month period.

OTIS GALLERY LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
On April 15, 2021, Series Gallery Drop 044 entered into a Purchase and Sale Agreement Addendum with the Manager, in its capacity as seller of the Series Gallery Drop 044 Underlying Asset. The Manager originally acquired the Series Gallery Drop 044 Underlying Asset from the prior owner of the Asset for a total cost of $650,000, of which $500,000 was paid in cash by the Manager and the remainder of which was paid in the form of in-kind consideration consisting of another asset then owned by the Manager, which was transferred to the prior Series Gallery Drop 044 Underlying Asset owner. The Manager acquired the in-kind consideration from an advisor to the Manager for a total cost of $150,000, all of which was paid on behalf of the Manager by Series Gallery Drop 044 in the form of the Series Gallery Drop 044 Interests to the advisor. In addition, the advisor invested $83,300 in cash in Series Gallery Drop 044 in a private placement transaction, with $50,800 paid in cash by the advisor and $32,500 paid by the advisor’s agreement to waive and not be paid the commission fee of the same amount owed to the advisor with respect to the acquisition of the Series Gallery Drop 044 Underlying Asset. Thus, the advisor received 23,330 Series Gallery Drop 044 Interests in the aggregate from the private placement transaction and the in-kind consideration. As the result of a mutual mistake, Series Gallery Drop 044 issued to the Manager, in its capacity as seller of the Series Gallery Drop 044 Underlying Asset, a promissory note in the original principal amount of $416,700 instead of $467,500, being the actual cash amount spent by the Manager to acquire the Asset ($500,000) less the $32,500 commission, for which the Manager was reimbursed by Series Gallery Drop 044 on April 22, 2021 from the proceeds of the offering of Series Gallery Drop 044 Interests, as detailed in the use of proceeds in the respective offering statement filed with the Commission on Form 1-A, as amended and supplemented from time to time. Since the Manager will receive $50,800 less in cash than was paid to acquire the Series Gallery Drop 044 Underlying Asset from the prior Series Gallery Drop 044 Underlying Asset owner, Series Gallery Drop 044 agreed to satisfy such shortfall by paying to the Manager, in its capacity as seller of the Series Gallery Drop 044 Underlying Asset, $50,800 in cash pursuant to the addendum. Series Gallery Drop 044 is utilizing the cash proceeds from the sale of Series Gallery Drop 044 Interests to the advisor referred to above to satisfy such shortfall.

PART III - EXHIBITS
Exhibit Index
Exhibit No.	Description
2.1	Certificate of Formation of Otis Gallery LLC (incorporated by reference to Exhibit 2.1 to the Offering Statement on Form 1-A filed on February 20, 2019)
2.2	Limited Liability Company Agreement of Otis Gallery LLC (incorporated by reference to Exhibit 2.2 to the Offering Statement on Form 1-A filed on February 20, 2019)
2.3
First Amendment to the Limited Liability Company Agreement of Otis Gallery LLC (incorporated by reference to Exhibit 2.3 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

2.4	Second Amendment to the Limited Liability Company Agreement of Otis Gallery LLC (incorporated by reference to Exhibit 2.4 to the Current Report on Form 1-U filed on October 5, 2020)
3.1	Series Designation for Series #KW Interests (incorporated by reference to Exhibit 3.1 to the Offering Statement on Form 1-A filed on February 20, 2019)
3.2	Series Designation for Series Drop 002 Interests (incorporated by reference to Exhibit 3.2 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
3.3	Series Designation for Series Drop 003 Interests (incorporated by reference to Exhibit 3.3 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
3.4	Series Designation for Series Drop 004 Interests (incorporated by reference to Exhibit 3.4 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
3.5	Series Designation for Series Drop 005 Interests (incorporated by reference to Exhibit 3.5 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
3.6	Series Designation for Series Drop 008 Interests (incorporated by reference to Exhibit 3.8 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
3.7	Series Designation for Series Drop 009 Interests (incorporated by reference to Exhibit 3.9 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
3.8	Series Designation for Series Drop 010 Interests (incorporated by reference to Exhibit 3.10 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
3.9	Series Designation for Series Gallery Drop 011 Interests (incorporated by reference to Exhibit 3.11 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
3.10	Series Designation for Series Gallery Drop 012 Interests (incorporated by reference to Exhibit 3.12 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
3.11	Series Designation for Series Gallery Drop 013 Interests (incorporated by reference to Exhibit 3.13 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
3.12	Series Designation for Series Gallery Drop 014 Interests (incorporated by reference to Exhibit 3.14 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
3.13	Series Designation for Series Gallery Drop 015 Interests (incorporated by reference to Exhibit 3.15 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
3.14	Series Designation for Series Gallery Drop 016 Interests (incorporated by reference to Exhibit 3.14 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)
3.15	Series Designation for Series Gallery Drop 017 Interests (incorporated by reference to Exhibit 3.15 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)
3.16	Series Designation for Series Gallery Drop 018 Interests (incorporated by reference to Exhibit 3.16 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 15, 2020)
1

3.17	Series Designation for Series Gallery Drop 019 Interests (incorporated by reference to Exhibit 3.17 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
3.18	Series Designation for Series Gallery Drop 020 Interests (incorporated by reference to Exhibit 3.18 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
3.19	Series Designation for Series Gallery Drop 021 Interests (incorporated by reference to Exhibit 3.19 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
3.20	Series Designation for Series Gallery Drop 022 Interests (incorporated by reference to Exhibit 3.20 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
3.21	Series Designation for Series Gallery Drop 023 Interests (incorporated by reference to Exhibit 3.21 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)
3.22	Series Designation for Series Gallery Drop 024 Interests (incorporated by reference to Exhibit 3.22 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)
3.23	Series Designation for Series Gallery Drop 025 Interests (incorporated by reference to Exhibit 3.23 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)
3.24	Series Designation for Series Gallery Drop 026 Interests (incorporated by reference to Exhibit 3.24 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)
3.25	Series Designation for Series Gallery Drop 027 Interests (incorporated by reference to Exhibit 3.25 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)
3.26	Series Designation for Series Gallery Drop 028 Interests (incorporated by reference to Exhibit 3.26 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)
3.27	Series Designation for Series Gallery Drop 029 Interests (incorporated by reference to Exhibit 3.27 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)
3.28	Series Designation for Series Gallery Drop 030 Interests (incorporated by reference to Exhibit 3.28 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.29	Series Designation for Series Gallery Drop 031 Interests (incorporated by reference to Exhibit 3.29 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.30	Series Designation for Series Gallery Drop 032 Interests (incorporated by reference to Exhibit 3.30 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.31	Series Designation for Series Gallery Drop 033 Interests (incorporated by reference to Exhibit 3.31 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.32	Series Designation for Series Gallery Drop 034 Interests (incorporated by reference to Exhibit 3.32 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.33	Series Designation for Series Gallery Drop 035 Interests (incorporated by reference to Exhibit 3.33 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.34	Series Designation for Series Gallery Drop 036 Interests (incorporated by reference to Exhibit 3.34 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.35	Series Designation for Series Gallery Drop 037 Interests (incorporated by reference to Exhibit 3.35 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
3.36	Series Designation for Series Gallery Drop 038 Interests (incorporated by reference to Exhibit 3.36 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)
3.37	Series Designation for Series Gallery Drop 039 Interests (incorporated by reference to Exhibit 3.37 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)
3.38	Series Designation for Series Gallery Drop 040 Interests (incorporated by reference to Exhibit 3.38 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)
2

3.39	Series Designation for Series Gallery Drop 041 Interests (incorporated by reference to Exhibit 3.39 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)
3.40	Series Designation for Series Gallery Drop 042 Interests (incorporated by reference to Exhibit 3.40 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)
3.41	Series Designation for Series Gallery Drop 043 Interests (incorporated by reference to Exhibit 3.41 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)
3.42	Amended and Restated Series Designation for Series Gallery Drop 044 Interests (incorporated by reference to Exhibit 3.42 to the Current Report on Form 1-U filed on November 10, 2020)
3.43	Series Designation for Series Gallery Drop 045 Interests (incorporated by reference to Exhibit 3.43 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)
3.44	Series Designation for Series Gallery Drop 046 Interests (incorporated by reference to Exhibit 3.44 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.45	Series Designation for Series Gallery Drop 047 Interests (incorporated by reference to Exhibit 3.45 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.46	Series Designation for Series Gallery Drop 048 Interests (incorporated by reference to Exhibit 3.46 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.47	Series Designation for Series Gallery Drop 049 Interests (incorporated by reference to Exhibit 3.47 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.48	Series Designation for Series Gallery Drop 050 Interests (incorporated by reference to Exhibit 3.48 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.49	Series Designation for Series Gallery Drop 051 Interests (incorporated by reference to Exhibit 3.49 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.50	Series Designation for Series Gallery Drop 052 Interests (incorporated by reference to Exhibit 3.50 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.51	Series Designation for Series Gallery Drop 053 Interests (incorporated by reference to Exhibit 3.51 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.52	Series Designation for Series Gallery Drop 054 Interests (incorporated by reference to Exhibit 3.52 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
3.53	Series Designation for Series Gallery Drop 055 Interests (incorporated by reference to Exhibit 3.53 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.54	Series Designation for Series Gallery Drop 056 Interests (incorporated by reference to Exhibit 3.54 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.55	Series Designation for Series Gallery Drop 057 Interests (incorporated by reference to Exhibit 3.55 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.56	Series Designation for Series Gallery Drop 058 Interests (incorporated by reference to Exhibit 3.56 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.57	Series Designation for Series Gallery Drop 059 Interests (incorporated by reference to Exhibit 3.57 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.58	Series Designation for Series Gallery Drop 060 Interests (incorporated by reference to Exhibit 3.58 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.59	Series Designation for Series Gallery Drop 061 Interests (incorporated by reference to Exhibit 3.59 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.60	Series Designation for Series Gallery Drop 062 Interests (incorporated by reference to Exhibit 3.60 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.61	Series Designation for Series Gallery Drop 063 Interests (incorporated by reference to Exhibit 3.61 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3

3.62	Series Designation for Series Gallery Drop 064 Interests (incorporated by reference to Exhibit 3.62 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
3.63	Series Designation for Series Gallery Drop 065 Interests (incorporated by reference to Exhibit 3.63 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
3.64	Series Designation for Series Gallery Drop 066 Interests (incorporated by reference to Exhibit 3.64 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
3.65	Series Designation for Series Gallery Drop 067 Interests (incorporated by reference to Exhibit 3.65 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
3.66	Series Designation for Series Gallery Drop 068 Interests (incorporated by reference to Exhibit 3.66 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
3.67	Series Designation for Series Gallery Drop 069 Interests (incorporated by reference to Exhibit 3.67 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
3.68	Series Designation for Series Gallery Drop 070 Interests (incorporated by reference to Exhibit 3.68 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.69	Series Designation for Series Gallery Drop 071 Interests (incorporated by reference to Exhibit 3.69 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.70	Series Designation for Series Gallery Drop 072 Interests (incorporated by reference to Exhibit 3.70 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.71	Series Designation for Series Gallery Drop 073 Interests (incorporated by reference to Exhibit 3.71 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.72	Series Designation for Series Gallery Drop 074 Interests (incorporated by reference to Exhibit 3.72 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.73	Series Designation for Series Gallery Drop 075 Interests (incorporated by reference to Exhibit 3.73 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.74	Series Designation for Series Gallery Drop 076 Interests (incorporated by reference to Exhibit 3.74 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.75	Series Designation for Series Gallery Drop 077 Interests (incorporated by reference to Exhibit 3.75 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.76	Series Designation for Series Gallery Drop 078 Interests (incorporated by reference to Exhibit 3.76 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.77	Series Designation for Series Gallery Drop 079 Interests (incorporated by reference to Exhibit 3.77 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.78	Series Designation for Series Gallery Drop 080 Interests (incorporated by reference to Exhibit 3.78 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.79	Series Designation for Series Gallery Drop 082 Interests (incorporated by reference to Exhibit 3.80 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.80	Series Designation for Series Gallery Drop 083 Interests (incorporated by reference to Exhibit 3.81 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
3.81	Series Designation for Series Gallery Drop 086 Interests (incorporated by reference to Exhibit 3.84 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.82	Series Designation for Series Gallery Drop 089 Interests (incorporated by reference to Exhibit 3.87 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.83	Series Designation for Series Gallery Drop 091 Interests (incorporated by reference to Exhibit 3.89 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4

3.84	Series Designation for Series Gallery Drop 093 Interests (incorporated by reference to Exhibit 3.91 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.85	Series Designation for Series Gallery Drop 094 Interests (incorporated by reference to Exhibit 3.92 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.86	Series Designation for Series Gallery Drop 095 Interests (incorporated by reference to Exhibit 3.93 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.87	Series Designation for Series Gallery Drop 096 Interests (incorporated by reference to Exhibit 3.94 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.88	Series Designation for Series Gallery Drop 097 Interests (incorporated by reference to Exhibit 3.95 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.89	Series Designation for Series Gallery Drop 098 Interests (incorporated by reference to Exhibit 3.96 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.90	Series Designation for Series Gallery Drop 099 Interests (incorporated by reference to Exhibit 3.97 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.91	Series Designation for Series Gallery Drop 100 Interests (incorporated by reference to Exhibit 3.98 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.92	Series Designation for Series Gallery Drop 101 Interests (incorporated by reference to Exhibit 3.99 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
3.93	Series Designation for Series Gallery Drop 102 Interests (incorporated by reference to Exhibit 3.100 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
3.94	Series Designation for Series Gallery Drop 103 Interests (incorporated by reference to Exhibit 3.101 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
3.95	Series Designation for Series Gallery Drop 104 Interests (incorporated by reference to Exhibit 3.102 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
3.96	Series Designation for Series Gallery Drop 105 Interests (incorporated by reference to Exhibit 3.103 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
3.97	Series Designation for Series Gallery Drop 107 Interests (incorporated by reference to Exhibit 3.105 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
3.98	Series Designation for Series Gallery Drop 108 Interests (incorporated by reference to Exhibit 3.106 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
3.99	Series Designation for Series Gallery Drop 109 Interests (incorporated by reference to Exhibit 3.107 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
3.100	Series Designation for Series Gallery Drop 110 Interests (incorporated by reference to Exhibit 3.108 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)
3.101	Series Designation for Series Gallery Drop 111 Interests (incorporated by reference to Exhibit 3.109 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)
3.102	Series Designation for Series Gallery Drop 112 Interests (incorporated by reference to Exhibit 3.110 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)
3.103	Series Designation for Series Gallery Drop 113 Interests (incorporated by reference to Exhibit 3.111 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)
3.104	Series Designation for Series Gallery Drop 114 Interests (incorporated by reference to Exhibit 3.112 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)
3.105	Series Designation for Series Gallery Drop 115 Interests (incorporated by reference to Exhibit 3.113 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)
3.106	Series Designation for Series Gallery Drop 116 Interests (incorporated by reference to Exhibit 3.114 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)
5

4.1	Form of Subscription Agreement for Series #KW Interests (incorporated by reference to Exhibit 4.1 to the Amended Offering Statement on Form 1-A/A filed on July 10, 2019)
4.2	Form of Subscription Agreement for Series Drop 002 Interests (incorporated by reference to Exhibit 4.2 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
4.3	Form of Subscription Agreement for Series Drop 003 Interests (incorporated by reference to Exhibit 4.3 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
4.4	Form of Subscription Agreement for Series Drop 004 Interests (incorporated by reference to Exhibit 4.4 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
4.5	Form of Subscription Agreement for Series Drop 005 Interests (incorporated by reference to Exhibit 4.5 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
4.6	Form of Subscription Agreement for Series Drop 008 Interests (incorporated by reference to Exhibit 4.8 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
4.7	Form of Subscription Agreement for Series Drop 009 Interests (incorporated by reference to Exhibit 4.9 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
4.8	Form of Subscription Agreement for Series Drop 010 Interests (incorporated by reference to Exhibit 4.10 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
4.9	Form of Subscription Agreement for Series Gallery Drop 011 Interests (incorporated by reference to Exhibit 4.11 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
4.10	Form of Subscription Agreement for Series Gallery Drop 012 Interests (incorporated by reference to Exhibit 4.12 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
4.11	Form of Subscription Agreement for Series Gallery Drop 013 Interests (incorporated by reference to Exhibit 4.11 to the Current Report on Form 1-U filed on October 5, 2020)
4.12	Form of Subscription Agreement for Series Gallery Drop 014 Interests (incorporated by reference to Exhibit 4.14 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
4.13	Form of Subscription Agreement for Series Gallery Drop 015 Interests (incorporated by reference to Exhibit 4.15 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)
4.14	Form of Subscription Agreement for Series Gallery Drop 016 Interests (incorporated by reference to Exhibit 4.14 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)
4.15	Form of Subscription Agreement for Series Gallery Drop 017 Interests (incorporated by reference to Exhibit 4.15 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)
4.16	Form of Subscription Agreement for Series Gallery Drop 018 Interests (incorporated by reference to Exhibit 4.16 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 15, 2020)
4.17	Form of Subscription Agreement for Series Gallery Drop 019 Interests (incorporated by reference to Exhibit 4.17 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
4.18	Form of Subscription Agreement for Series Gallery Drop 020 Interests (incorporated by reference to Exhibit 4.18 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
4.19	Form of Subscription Agreement for Series Gallery Drop 021 Interests (incorporated by reference to Exhibit 4.19 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
4.20	Form of Subscription Agreement for Series Gallery Drop 022 Interests (incorporated by reference to Exhibit 4.20 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)
6

4.21	Form of Subscription Agreement for Series Gallery Drop 023 Interests (incorporated by reference to Exhibit 4.21 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)
4.22	Form of Subscription Agreement for Series Gallery Drop 024 Interests (incorporated by reference to Exhibit 4.22 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)
4.23	Form of Subscription Agreement for Series Gallery Drop 025 Interests (incorporated by reference to Exhibit 4.23 to the Current Report on Form 1-U filed on October 5, 2020)
4.24	Form of Subscription Agreement for Series Gallery Drop 026 Interests (incorporated by reference to Exhibit 4.24 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)
4.25	Form of Subscription Agreement for Series Gallery Drop 027 Interests (incorporated by reference to Exhibit 4.25 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)
4.26	Form of Subscription Agreement for Series Gallery Drop 028 Interests (incorporated by reference to Exhibit 4.26 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)
4.27	Form of Subscription Agreement for Series Gallery Drop 029 Interests (incorporated by reference to Exhibit 4.27 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)
4.28	Form of Subscription Agreement for Series Gallery Drop 030 Interests (incorporated by reference to Exhibit 4.28 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
4.29	Form of Subscription Agreement for Series Gallery Drop 031 Interests (incorporated by reference to Exhibit 4.29 to the Current Report on Form 1-U filed on October 5, 2020)
4.30	Form of Subscription Agreement for Series Gallery Drop 032 Interests (incorporated by reference to Exhibit 4.30 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
4.31	Form of Subscription Agreement for Series Gallery Drop 033 Interests (incorporated by reference to Exhibit 4.31 to the Current Report on Form 1-U filed on October 5, 2020)
4.32	Form of Subscription Agreement for Series Gallery Drop 034 Interests (incorporated by reference to Exhibit 4.32 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)
4.33	Form of Subscription Agreement for Series Gallery Drop 035 Interests (incorporated by reference to Exhibit 4.33 to the Current Report on Form 1-U filed on October 5, 2020)
4.34	Form of Subscription Agreement for Series Gallery Drop 036 Interests (incorporated by reference to Exhibit 4.34 to the Current Report on Form 1-U filed on October 5, 2020)
4.35	Form of Subscription Agreement for Series Gallery Drop 037 Interests (incorporated by reference to Exhibit 4.35 to the Current Report on Form 1-U filed on October 5, 2020)
4.36	Form of Subscription Agreement for Series Gallery Drop 038 Interests (incorporated by reference to Exhibit 4.36 to the Current Report on Form 1-U filed on October 5, 2020)
4.37	Form of Subscription Agreement for Series Gallery Drop 039 Interests (incorporated by reference to Exhibit 4.37 to the Current Report on Form 1-U filed on October 5, 2020)
4.38	Form of Subscription Agreement for Series Gallery Drop 040 Interests (incorporated by reference to Exhibit 4.38 to the Current Report on Form 1-U filed on October 5, 2020)
4.39	Form of Subscription Agreement for Series Gallery Drop 041 Interests (incorporated by reference to Exhibit 4.39 to the Current Report on Form 1-U filed on October 5, 2020)
4.40	Form of Subscription Agreement for Series Gallery Drop 042 Interests (incorporated by reference to Exhibit 4.40 to the Current Report on Form 1-U filed on October 5, 2020)
4.41	Form of Subscription Agreement for Series Gallery Drop 043 Interests (incorporated by reference to Exhibit 4.41 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)
7

4.42	Form of Subscription Agreement for Series Gallery Drop 044 Interests (incorporated by reference to Exhibit 4.42 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)
4.43	Form of Subscription Agreement for Series Gallery Drop 045 Interests (incorporated by reference to Exhibit 4.43 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)
4.44	Form of Subscription Agreement for Series Gallery Drop 046 Interests (incorporated by reference to Exhibit 4.44 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.45	Form of Subscription Agreement for Series Gallery Drop 047 Interests (incorporated by reference to Exhibit 4.45 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.46	Form of Subscription Agreement for Series Gallery Drop 048 Interests (incorporated by reference to Exhibit 4.46 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.47	Form of Subscription Agreement for Series Gallery Drop 049 Interests (incorporated by reference to Exhibit 4.47 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.48	Form of Subscription Agreement for Series Gallery Drop 050 Interests (incorporated by reference to Exhibit 4.48 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.49	Form of Subscription Agreement for Series Gallery Drop 051 Interests (incorporated by reference to Exhibit 4.49 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.50	Form of Subscription Agreement for Series Gallery Drop 052 Interests (incorporated by reference to Exhibit 4.50 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.51	Form of Subscription Agreement for Series Gallery Drop 053 Interests (incorporated by reference to Exhibit 4.51 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.52	Form of Subscription Agreement for Series Gallery Drop 054 Interests (incorporated by reference to Exhibit 4.52 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)
4.53	Form of Subscription Agreement for Series Gallery Drop 055 Interests (incorporated by reference to Exhibit 4.53 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.54	Form of Subscription Agreement for Series Gallery Drop 056 Interests (incorporated by reference to Exhibit 4.54 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.55	Form of Subscription Agreement for Series Gallery Drop 057 Interests (incorporated by reference to Exhibit 4.55 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.56	Form of Subscription Agreement for Series Gallery Drop 058 Interests (incorporated by reference to Exhibit 4.56 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.57	Form of Subscription Agreement for Series Gallery Drop 059 Interests (incorporated by reference to Exhibit 4.57 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
8

4.58	Form of Subscription Agreement for Series Gallery Drop 060 Interests (incorporated by reference to Exhibit 4.58 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.59	Form of Subscription Agreement for Series Gallery Drop 061 Interests (incorporated by reference to Exhibit 4.59 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.60	Form of Subscription Agreement for Series Gallery Drop 062 Interests (incorporated by reference to Exhibit 4.60 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.61	Form of Subscription Agreement for Series Gallery Drop 063 Interests (incorporated by reference to Exhibit 4.61 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.62	Form of Subscription Agreement for Series Gallery Drop 064 Interests (incorporated by reference to Exhibit 4.62 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)
4.63	Form of Subscription Agreement for Series Gallery Drop 065 Interests (incorporated by reference to Exhibit 4.63 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
4.64	Form of Subscription Agreement for Series Gallery Drop 066 Interests (incorporated by reference to Exhibit 4.64 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
4.65	Form of Subscription Agreement for Series Gallery Drop 067 Interests (incorporated by reference to Exhibit 4.65 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
4.66	Form of Subscription Agreement for Series Gallery Drop 068 Interests (incorporated by reference to Exhibit 4.66 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
4.67	Form of Subscription Agreement for Series Gallery Drop 069 Interests (incorporated by reference to Exhibit 4.67 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)
4.68	Form of Subscription Agreement for Series Gallery Drop 070 Interests (incorporated by reference to Exhibit 4.68 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.69	Form of Subscription Agreement for Series Gallery Drop 071 Interests (incorporated by reference to Exhibit 4.69 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.70	Form of Subscription Agreement for Series Gallery Drop 072 Interests (incorporated by reference to Exhibit 4.70 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.71	Form of Subscription Agreement for Series Gallery Drop 073 Interests (incorporated by reference to Exhibit 4.71 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.72	Form of Subscription Agreement for Series Gallery Drop 074 Interests (incorporated by reference to Exhibit 4.72 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
9

4.73	Form of Subscription Agreement for Series Gallery Drop 075 Interests (incorporated by reference to Exhibit 4.73 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.74	Form of Subscription Agreement for Series Gallery Drop 076 Interests (incorporated by reference to Exhibit 4.74 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.75	Form of Subscription Agreement for Series Gallery Drop 077 Interests (incorporated by reference to Exhibit 4.75 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.76	Form of Subscription Agreement for Series Gallery Drop 078 Interests (incorporated by reference to Exhibit 4.76 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.77	Form of Subscription Agreement for Series Gallery Drop 079 Interests (incorporated by reference to Exhibit 4.77 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.78	Form of Subscription Agreement for Series Gallery Drop 080 Interests (incorporated by reference to Exhibit 4.78 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.79	Form of Subscription Agreement for Series Gallery Drop 082 Interests (incorporated by reference to Exhibit 4.80 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.80	Form of Subscription Agreement for Series Gallery Drop 083 Interests (incorporated by reference to Exhibit 4.81 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)
4.81	Form of Subscription Agreement for Series Gallery Drop 086 Interests (incorporated by reference to Exhibit 4.84 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.82	Form of Subscription Agreement for Series Gallery Drop 089 Interests (incorporated by reference to Exhibit 4.87 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.83	Form of Subscription Agreement for Series Gallery Drop 091 Interests (incorporated by reference to Exhibit 4.89 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.84	Form of Subscription Agreement for Series Gallery Drop 093 Interests (incorporated by reference to Exhibit 4.91 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.85	Form of Subscription Agreement for Series Gallery Drop 094 Interests (incorporated by reference to Exhibit 4.92 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.86	Form of Subscription Agreement for Series Gallery Drop 095 Interests (incorporated by reference to Exhibit 4.93 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.87	Form of Subscription Agreement for Series Gallery Drop 096 Interests (incorporated by reference to Exhibit 4.94 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
10

4.88	Form of Subscription Agreement for Series Gallery Drop 097 Interests (incorporated by reference to Exhibit 4.95 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.89	Form of Subscription Agreement for Series Gallery Drop 098 Interests (incorporated by reference to Exhibit 4.96 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.90	Form of Subscription Agreement for Series Gallery Drop 099 Interests (incorporated by reference to Exhibit 4.97 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.91	Form of Subscription Agreement for Series Gallery Drop 100 Interests (incorporated by reference to Exhibit 4.98 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.92	Form of Subscription Agreement for Series Gallery Drop 101 Interests (incorporated by reference to Exhibit 4.99 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)
4.93	Form of Subscription Agreement for Series Gallery Drop 102 Interests (incorporated by reference to Exhibit 4.100 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
4.94	Form of Subscription Agreement for Series Gallery Drop 103 Interests (incorporated by reference to Exhibit 4.101 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
4.95	Form of Subscription Agreement for Series Gallery Drop 104 Interests (incorporated by reference to Exhibit 4.102 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
4.96	Form of Subscription Agreement for Series Gallery Drop 105 Interests (incorporated by reference to Exhibit 4.103 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
4.97	Form of Subscription Agreement for Series Gallery Drop 107 Interests (incorporated by reference to Exhibit 4.105 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
4.98	Form of Subscription Agreement for Series Gallery Drop 108 Interests (incorporated by reference to Exhibit 4.106 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
4.99	Form of Subscription Agreement for Series Gallery Drop 109 Interests (incorporated by reference to Exhibit 4.107 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)
4.100	Form of Subscription Agreement for Series Gallery Drop 110 Interests (incorporated by reference to Exhibit 4.108 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)
4.101	Form of Subscription Agreement for Series Gallery Drop 111 Interests (incorporated by reference to Exhibit 4.109 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)
4.102	Form of Subscription Agreement for Series Gallery Drop 112 Interests (incorporated by reference to Exhibit 4.110 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)
4.103	Form of Subscription Agreement for Series Gallery Drop 113 Interests (incorporated by reference to Exhibit 4.111 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)
4.104	Form of Subscription Agreement for Series Gallery Drop 114 Interests (incorporated by reference to Exhibit 4.112 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)
4.105	Form of Subscription Agreement for Series Gallery Drop 115 Interests (incorporated by reference to Exhibit 4.113 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)
4.106
Form of Subscription Agreement for Series Gallery Drop 116 Interests (incorporated by reference to Exhibit 4.114 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)

11

6.1.1
Termination Agreement, dated October 5, 2020, between Otis Gallery LLC and North Capital Private Securities Corporation (incorporated by reference to Exhibit 6.1.1 to the Current Report on Form 1-U filed on October 5, 2020)

6.1.2
Broker-Dealer Agreement, dated September 3, 2020, between Otis Gallery LLC and Dalmore Group, LLC (incorporated by reference to Exhibit 6.1.2 to the Current Report on Form 1-U filed on October 5, 2020)

6.2
Asset Management Agreement, dated February 19, 2019, between Otis Wealth, Inc. and Series #KW, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.2 to the Offering Statement on Form 1-A filed on February 20, 2019)

6.3
Purchase and Sale Agreement, dated February 19, 2019, between Series #KW, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.3 to the Offering Statement on Form 1-A filed on February 20, 2019)

6.4
Promissory Note issued by Series #KW, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 19, 2019 (incorporated by reference to Exhibit 6.4 to the Offering Statement on Form 1-A filed on February 20, 2019)

6.5
Asset Management Agreement, dated August 30, 2019, between Otis Wealth, Inc. and Series Drop 002, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.5 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.6
Purchase and Sale Agreement, dated August 30, 2019, between Series Drop 002, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.6 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.7
Promissory Note issued by Series Drop 002, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 30, 2019 (incorporated by reference to Exhibit 6.7 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.8
Asset Management Agreement, dated August 30, 2019, between Otis Wealth, Inc. and Series Drop 003, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.8 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.9
Purchase and Sale Agreement, dated August 30, 2019, between Series Drop 003, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.9 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.10
Promissory Note issued by Series Drop 003, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 30, 2019 (incorporated by reference to Exhibit 6.10 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.11
Asset Management Agreement, dated August 30, 2019, between Otis Wealth, Inc. and Series Drop 004, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.11 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.12
Purchase and Sale Agreement, dated August 30, 2019, between Series Drop 004, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.12 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.13
Promissory Note issued by Series Drop 004, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 30, 2019 (incorporated by reference to Exhibit 6.13 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.14
Asset Management Agreement, dated August 30, 2019, between Otis Wealth, Inc. and Series Drop 005, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.14 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

12

6.15
Purchase and Sale Agreement, dated August 30, 2019, between Series Drop 005, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.15 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.16
Promissory Note issued by Series Drop 005, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 30, 2019 (incorporated by reference to Exhibit 6.16 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.17
Asset Management Agreement, dated August 30, 2019, between Otis Wealth, Inc. and Series Drop 008, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.23 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.18
Purchase and Sale Agreement, dated August 30, 2019, between Series Drop 008, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.24 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.19
Promissory Note issued by Series Drop 008, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 30, 2019 (incorporated by reference to Exhibit 6.25 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.20
Asset Management Agreement, dated August 30, 2019, between Otis Wealth, Inc. and Series Drop 009, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.26 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.21
Purchase and Sale Agreement, dated August 30, 2019, between Series Drop 009, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.27 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.22
Promissory Note issued by Series Drop 009, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 30, 2019 (incorporated by reference to Exhibit 6.28 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.23
Asset Management Agreement, dated September 16, 2019, between Otis Wealth, Inc. and Series Drop 010, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.29 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.24
Purchase and Sale Agreement, dated September 16, 2019, between Series Drop 010, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.30 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.25
Promissory Note issued by Series Drop 010, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on September 16, 2019 (incorporated by reference to Exhibit 6.31 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

6.26
Asset Management Agreement, dated December 13, 2019, between Otis Wealth, Inc. and Series Gallery Drop 011, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.32 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.27
Purchase and Sale Agreement, dated December 13, 2019, between Series Gallery Drop 011, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.33 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.28
Promissory Note issued by Series Gallery Drop 011, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 13, 2019 (incorporated by reference to Exhibit 6.34 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.29
Asset Management Agreement, dated December 13, 2019, between Otis Wealth, Inc. and Series Gallery Drop 012, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.35 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.30
Purchase and Sale Agreement, dated December 13, 2019, between Series Gallery Drop 012, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.36 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

13

6.31
Promissory Note issued by Series Gallery Drop 012, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 13, 2019 (incorporated by reference to Exhibit 6.37 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.32
Asset Management Agreement, dated December 13, 2019, between Otis Wealth, Inc. and Series Gallery Drop 013, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.38 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.33
Purchase and Sale Agreement, dated December 13, 2019, between Series Gallery Drop 013, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.39 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.34
Promissory Note issued by Series Gallery Drop 013, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 13, 2019 (incorporated by reference to Exhibit 6.40 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.35
Asset Management Agreement, dated December 17, 2019, between Otis Wealth, Inc. and Series Gallery Drop 014, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.41 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.36
Purchase and Sale Agreement, dated December 17, 2019, between Series Gallery Drop 014, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.42 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.37
Promissory Note issued by Series Gallery Drop 014, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 17, 2019 (incorporated by reference to Exhibit 6.43 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.38
Asset Management Agreement, dated December 13, 2019, between Otis Wealth, Inc. and Series Gallery Drop 015, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.44 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.39
Purchase and Sale Agreement, dated December 13, 2019, between Series Gallery Drop 015, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.45 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.40
Promissory Note issued by Series Gallery Drop 015, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 13, 2019 (incorporated by reference to Exhibit 6.46 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

6.41
Asset Management Agreement, dated March 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 016, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.41 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

6.42
Purchase and Sale Agreement, dated March 18, 2020, between Series Gallery Drop 016, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.42 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

6.43
Promissory Note issued by Series Gallery Drop 016, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 18, 2020 (incorporated by reference to Exhibit 6.43 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

6.44
Asset Management Agreement, dated March 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 017, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.44 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

6.45
Purchase and Sale Agreement, dated March 18, 2020, between Series Gallery Drop 017, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.45 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

6.46
Promissory Note issued by Series Gallery Drop 017, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 18, 2020 (incorporated by reference to Exhibit 6.46 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

14

6.47
Asset Management Agreement, dated May 13, 2020, between Otis Wealth, Inc. and Series Gallery Drop 018, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.47 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 15, 2020)

6.48
Purchase and Sale Agreement, dated May 13, 2020, between Series Gallery Drop 018, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.48 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 15, 2020)

6.49
Promissory Note issued by Series Gallery Drop 018, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on May 13, 2020 (incorporated by reference to Exhibit 6.49 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 15, 2020)

6.50
Asset Management Agreement, dated May 28, 2020, between Otis Wealth, Inc. and Series Gallery Drop 019, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.50 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.51
Purchase and Sale Agreement, dated May 28, 2020, between Series Gallery Drop 019, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.51 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.52
Promissory Note issued by Series Gallery Drop 019, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on May 28, 2020 (incorporated by reference to Exhibit 6.52 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.53
Asset Management Agreement, dated May 28, 2020, between Otis Wealth, Inc. and Series Gallery Drop 020, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.53 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.54
Purchase and Sale Agreement, dated May 28, 2020, between Series Gallery Drop 020, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.54 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.55
Promissory Note issued by Series Gallery Drop 020, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on May 28, 2020 (incorporated by reference to Exhibit 6.55 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.56
Asset Management Agreement, dated May 29, 2020, between Otis Wealth, Inc. and Series Gallery Drop 021, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.56 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.57
Purchase and Sale Agreement, dated May 29, 2020, between Series Gallery Drop 021, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.57 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.58
Promissory Note issued by Series Gallery Drop 021, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on May 29, 2020 (incorporated by reference to Exhibit 6.58 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.59
Asset Management Agreement, dated June 2, 2020, between Otis Wealth, Inc. and Series Gallery Drop 022, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.59 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.60
Purchase and Sale Agreement, dated June 2, 2020, between Series Gallery Drop 022, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.60 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

6.61
Promissory Note issued by Series Gallery Drop 022, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 2, 2020 (incorporated by reference to Exhibit 6.61 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

15

6.62
Asset Management Agreement, dated June 10, 2020, between Otis Wealth, Inc. and Series Gallery Drop 023, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.62 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.63
Purchase and Sale Agreement, dated June 10, 2020, between Series Gallery Drop 023, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.63 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.64
Promissory Note issued by Series Gallery Drop 023, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 10, 2020 (incorporated by reference to Exhibit 6.64 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.65
Asset Management Agreement, dated June 9, 2020, between Otis Wealth, Inc. and Series Gallery Drop 024, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.65 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.66
Purchase and Sale Agreement, dated June 9, 2020, between Series Gallery Drop 024, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.66 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.67
Promissory Note issued by Series Gallery Drop 024, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 9, 2020 (incorporated by reference to Exhibit 6.67 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.68
Asset Management Agreement, dated June 10, 2020, between Otis Wealth, Inc. and Series Gallery Drop 025, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.68 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.69
Purchase and Sale Agreement, dated June 10, 2020, between Series Gallery Drop 025, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.69 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.70
Promissory Note issued by Series Gallery Drop 025, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 10, 2020 (incorporated by reference to Exhibit 6.70 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.71
Asset Management Agreement, dated June 9, 2020, between Otis Wealth, Inc. and Series Gallery Drop 026, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.71 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.72
Purchase and Sale Agreement, dated June 9, 2020, between Series Gallery Drop 026, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.72 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.73
Promissory Note issued by Series Gallery Drop 026, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 9, 2020 (incorporated by reference to Exhibit 6.73 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

6.74
Asset Management Agreement, dated July 8, 2020, between Otis Wealth, Inc. and Series Gallery Drop 027, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.74 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.75
Purchase and Sale Agreement, dated July 8, 2020, between Series Gallery Drop 027, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.75 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.76
Promissory Note issued by Series Gallery Drop 027, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 8, 2020 (incorporated by reference to Exhibit 6.76 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

16

6.77
Asset Management Agreement, dated July 8, 2020, between Otis Wealth, Inc. and Series Gallery Drop 028, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.77 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.78
Purchase and Sale Agreement, dated July 8, 2020, between Series Gallery Drop 028, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.78 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.79
Promissory Note issued by Series Gallery Drop 028, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 8, 2020 (incorporated by reference to Exhibit 6.79 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.80
Asset Management Agreement, dated July 8, 2020, between Otis Wealth, Inc. and Series Gallery Drop 029, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.80 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.81
Purchase and Sale Agreement, dated July 8, 2020, between Series Gallery Drop 029, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.81 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.82
Promissory Note issued by Series Gallery Drop 029, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 8, 2020 (incorporated by reference to Exhibit 6.82 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

6.83
Asset Management Agreement, dated July 31, 2020, between Otis Wealth, Inc. and Series Gallery Drop 030, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.83 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7,

6.84
Purchase and Sale Agreement, dated July 31, 2020, between Series Gallery Drop 030, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.84 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.85
Promissory Note issued by Series Gallery Drop 030, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 31, 2020 (incorporated by reference to Exhibit 6.85 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.86
Asset Management Agreement, dated July 31, 2020, between Otis Wealth, Inc. and Series Gallery Drop 031, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.86 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.87
Purchase and Sale Agreement, dated July 31, 2020, between Series Gallery Drop 031, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.87 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.88
Promissory Note issued by Series Gallery Drop 031, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 31, 2020 (incorporated by reference to Exhibit 6.88 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.89
Asset Management Agreement, dated August 3, 2020, between Otis Wealth, Inc. and Series Gallery Drop 032, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.89 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.90
Purchase and Sale Agreement, dated August 3, 2020, between Series Gallery Drop 032, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.90 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.91
Promissory Note issued by Series Gallery Drop 032, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 3, 2020 (incorporated by reference to Exhibit 6.91 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

17

6.92
Asset Management Agreement, dated July 31, 2020, between Otis Wealth, Inc. and Series Gallery Drop 033, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.92 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.93
Purchase and Sale Agreement, dated July 31, 2020, between Series Gallery Drop 033, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.93 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.94
Promissory Note issued by Series Gallery Drop 033, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 31, 2020 (incorporated by reference to Exhibit 6.94 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.95
Asset Management Agreement, dated August 3, 2020, between Otis Wealth, Inc. and Series Gallery Drop 034, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.95 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.96
Purchase and Sale Agreement, dated August 3, 2020, between Series Gallery Drop 034, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.96 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.97
Promissory Note issued by Series Gallery Drop 034, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 3, 2020 (incorporated by reference to Exhibit 6.97 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.98
Asset Management Agreement, dated August 4, 2020, between Otis Wealth, Inc. and Series Gallery Drop 035, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.98 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.99
Purchase and Sale Agreement, dated August 4, 2020, between Series Gallery Drop 035, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.99 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.100
Promissory Note issued by Series Gallery Drop 035, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 4, 2020 (incorporated by reference to Exhibit 6.100 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.101
Asset Management Agreement, dated August 4, 2020, between Otis Wealth, Inc. and Series Gallery Drop 036, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.101 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.102
Purchase and Sale Agreement, dated August 4, 2020, between Series Gallery Drop 036, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.102 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.103
Promissory Note issued by Series Gallery Drop 036, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 4, 2020 (incorporated by reference to Exhibit 6.103 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.104
Asset Management Agreement, dated August 4, 2020, between Otis Wealth, Inc. and Series Gallery Drop 037, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.104 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.105
Purchase and Sale Agreement, dated August 4, 2020, between Series Gallery Drop 037, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.105 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

6.106
Promissory Note issued by Series Gallery Drop 037, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on August 4, 2020 (incorporated by reference to Exhibit 6.106 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

18

6.107
Asset Management Agreement, dated September 10, 2020, between Otis Wealth, Inc. and Series Gallery Drop 038, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.107 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.108
Purchase and Sale Agreement, dated September 10, 2020, between Series Gallery Drop 038, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.108 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.109
Promissory Note issued by Series Gallery Drop 038, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on September 10, 2020 (incorporated by reference to Exhibit 6.109 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.110
Asset Management Agreement, dated September 10, 2020, between Otis Wealth, Inc. and Series Gallery Drop 039, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.110 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.111
Purchase and Sale Agreement, dated September 10, 2020, between Series Gallery Drop 039, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.111 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.112
Promissory Note issued by Series Gallery Drop 039, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on September 10, 2020 (incorporated by reference to Exhibit 6.112 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.113
Asset Management Agreement, dated September 10, 2020, between Otis Wealth, Inc. and Series Gallery Drop 040, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.113 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.114
Purchase and Sale Agreement, dated September 10, 2020, between Series Gallery Drop 040, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.114 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.115
Promissory Note issued by Series Gallery Drop 040, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on September 10, 2020 (incorporated by reference to Exhibit 6.115 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.116
Asset Management Agreement, dated September 10, 2020, between Otis Wealth, Inc. and Series Gallery Drop 041, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.116 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.117
Purchase and Sale Agreement, dated September 10, 2020, between Series Gallery Drop 041, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.117 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.118
Promissory Note issued by Series Gallery Drop 041, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on September 10, 2020 (incorporated by reference to Exhibit 6.118 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.119
Asset Management Agreement, dated September 10, 2020, between Otis Wealth, Inc. and Series Gallery Drop 042, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.119 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.120
Purchase and Sale Agreement, dated September 10, 2020, between Series Gallery Drop 042, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.120 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

6.121
Promissory Note issued by Series Gallery Drop 042, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on September 10, 2020 (incorporated by reference to Exhibit 6.121 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 15, 2020)

19

6.122
Asset Management Agreement, dated October 6, 2020, between Otis Wealth, Inc. and Series Gallery Drop 043, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.122 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.123
Purchase and Sale Agreement, dated October 6, 2020, between Series Gallery Drop 043, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.123 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.124
Promissory Note issued by Series Gallery Drop 043, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on October 6, 2020 (incorporated by reference to Exhibit 6.124 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.125
Asset Management Agreement, dated October 6, 2020, between Otis Wealth, Inc. and Series Gallery Drop 044, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.125 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.126.1
Purchase and Sale Agreement, dated October 6, 2020, between Series Gallery Drop 044, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.126 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.126.2
Purchase and Sale Agreement, Addendum dated April 15, 2021, between Series Gallery Drop 044, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.126.2 to Form 1-K filed on April 30, 2021)

6.127
Promissory Note issued by Series Gallery Drop 044, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on October 6, 2020 (incorporated by reference to Exhibit 6.127 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.128
Asset Management Agreement, dated October 6, 2020, between Otis Wealth, Inc. and Series Gallery Drop 045, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.128 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.129
Purchase and Sale Agreement, dated October 6, 2020, between Series Gallery Drop 045, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.129 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.130
Promissory Note issued by Series Gallery Drop 045, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on October 6, 2020 (incorporated by reference to Exhibit 6.130 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

6.131
Asset Management Agreement, dated November 11, 2020, between Otis Wealth, Inc. and Series Gallery Drop 046, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.131 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.132
Purchase and Sale Agreement, dated November 11, 2020, between Series Gallery Drop 046, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.132 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.133
Promissory Note issued by Series Gallery Drop 046, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 11, 2020 (incorporated by reference to Exhibit 6.133 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.134
Asset Management Agreement, dated November 11, 2020, between Otis Wealth, Inc. and Series Gallery Drop 047, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.134 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.135
Purchase and Sale Agreement, dated November 11, 2020, between Series Gallery Drop 047, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.135 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

20

6.136
Promissory Note issued by Series Gallery Drop 047, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 11, 2020 (incorporated by reference to Exhibit 6.136 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.137
Asset Management Agreement, dated November 11, 2020, between Otis Wealth, Inc. and Series Gallery Drop 048, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.137 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.138
Purchase and Sale Agreement, dated November 11, 2020, between Series Gallery Drop 048, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.138 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.139
Promissory Note issued by Series Gallery Drop 048, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 11, 2020 (incorporated by reference to Exhibit 6.139 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.140
Asset Management Agreement, dated November 23, 2020, between Otis Wealth, Inc. and Series Gallery Drop 049, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.140 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.141
Purchase and Sale Agreement, dated November 23, 2020, between Series Gallery Drop 049, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.141 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.142
Promissory Note issued by Series Gallery Drop 049, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 23, 2020 (incorporated by reference to Exhibit 6.142 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.143
Asset Management Agreement, dated November 23, 2020, between Otis Wealth, Inc. and Series Gallery Drop 050, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.143 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.144
Purchase and Sale Agreement, dated November 23, 2020, between Series Gallery Drop 050, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.144 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.145
Promissory Note issued by Series Gallery Drop 050, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 23, 2020 (incorporated by reference to Exhibit 6.145 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.146
Asset Management Agreement, dated November 23, 2020, between Otis Wealth, Inc. and Series Gallery Drop 051, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.146 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.147
Purchase and Sale Agreement, dated November 23, 2020, between Series Gallery Drop 051, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.147 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.148
Promissory Note issued by Series Gallery Drop 051, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 23, 2020 (incorporated by reference to Exhibit 6.148 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.149
Asset Management Agreement, dated November 23, 2020, between Otis Wealth, Inc. and Series Gallery Drop 052, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.149 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.150
Purchase and Sale Agreement, dated November 23, 2020, between Series Gallery Drop 052, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.150 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

21

6.151
Promissory Note issued by Series Gallery Drop 052, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 23, 2020 (incorporated by reference to Exhibit 6.151 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.152
Asset Management Agreement, dated November 23, 2020, between Otis Wealth, Inc. and Series Gallery Drop 053, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.152 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.153
Purchase and Sale Agreement, dated November 23, 2020, between Series Gallery Drop 053, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.153 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.154
Promissory Note issued by Series Gallery Drop 053, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 23, 2020 (incorporated by reference to Exhibit 6.154 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.155
Asset Management Agreement, dated November 23, 2020, between Otis Wealth, Inc. and Series Gallery Drop 054, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.155 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.156
Purchase and Sale Agreement, dated November 23, 2020, between Series Gallery Drop 054, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.156 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.157
Promissory Note issued by Series Gallery Drop 054, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on November 23, 2020 (incorporated by reference to Exhibit 6.157 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

6.158
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 055, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.158 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.159
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 055, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.159 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.160
Promissory Note issued by Series Gallery Drop 055, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.160 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.161
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 056, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.161 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.162
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 056, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.162 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.163
Promissory Note issued by Series Gallery Drop 056, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.163 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.164
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 057, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.164 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.165
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 057, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.165 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

22

6.166
Promissory Note issued by Series Gallery Drop 057, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.166 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.167
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 058, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.167 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.168
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 058, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.168 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.169
Promissory Note issued by Series Gallery Drop 058, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.169 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.170
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 059, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.170 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.171
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 059, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.171 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.172
Promissory Note issued by Series Gallery Drop 059, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.172 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.173
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 060, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.173 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.174
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 060, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.174 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.175
Promissory Note issued by Series Gallery Drop 060, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.175 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.176
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 061, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.176 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.177
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 061, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.177 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.178
Promissory Note issued by Series Gallery Drop 061, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.178 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.179
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 062, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.179 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.180
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 062, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.180 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

23

6.181
Promissory Note issued by Series Gallery Drop 062, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.181 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.182
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 063, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.182 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.183
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 063, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.183 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.184
Promissory Note issued by Series Gallery Drop 063, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.184 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.185
Asset Management Agreement, dated December 18, 2020, between Otis Wealth, Inc. and Series Gallery Drop 064, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.185 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.186
Purchase and Sale Agreement, dated December 18, 2020, between Series Gallery Drop 064, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.186 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.187
Promissory Note issued by Series Gallery Drop 064, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on December 18, 2020 (incorporated by reference to Exhibit 6.187 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

6.188
Asset Management Agreement, dated January 11, 2021, between Otis Wealth, Inc. and Series Gallery Drop 065, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.188 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.189
Purchase and Sale Agreement, dated January 11, 2021, between Series Gallery Drop 065, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.189 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.190
Promissory Note issued by Series Gallery Drop 065, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on January 11, 2021 (incorporated by reference to Exhibit 6.190 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.191
Asset Management Agreement, dated January 11, 2021, between Otis Wealth, Inc. and Series Gallery Drop 066, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.191 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.192
Purchase and Sale Agreement, dated January 11, 2021, between Series Gallery Drop 066, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.192 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.193
Promissory Note issued by Series Gallery Drop 066, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on January 11, 2021 (incorporated by reference to Exhibit 6.193 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.194
Asset Management Agreement, dated January 11, 2021, between Otis Wealth, Inc. and Series Gallery Drop 067, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.194 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.195
Purchase and Sale Agreement, dated January 11, 2021, between Series Gallery Drop 067, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.195 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

24

6.196
Promissory Note issued by Series Gallery Drop 067, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on January 11, 2021 (incorporated by reference to Exhibit 6.196 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.197
Asset Management Agreement, dated January 11, 2021, between Otis Wealth, Inc. and Series Gallery Drop 068, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.197 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.198
Purchase and Sale Agreement, dated January 11, 2021, between Series Gallery Drop 068, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.198 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.199
Promissory Note issued by Series Gallery Drop 068, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on January 11, 2021 (incorporated by reference to Exhibit 6.199 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.200
Asset Management Agreement, dated January 11, 2021, between Otis Wealth, Inc. and Series Gallery Drop 069, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.200 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.201
Purchase and Sale Agreement, dated January 11, 2021, between Series Gallery Drop 069, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.201 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.202
Promissory Note issued by Series Gallery Drop 069, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on January 11, 2021 (incorporated by reference to Exhibit 6.202 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

6.203
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 070, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.203 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.204
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 070, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.204 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.205
Promissory Note issued by Series Gallery Drop 070, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.205 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.206
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 071, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.206 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.207
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 071, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.207 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.208
Promissory Note issued by Series Gallery Drop 071, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.208 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.209
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 072, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.209 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.210
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 072, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.210 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

25

6.211
Promissory Note issued by Series Gallery Drop 072, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.211 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.212
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 073, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.212 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.213
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 073, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.213 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.214
Promissory Note issued by Series Gallery Drop 073, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.214 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.215
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 074, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.215 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.216
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 074, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.216 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.217
Promissory Note issued by Series Gallery Drop 074, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.217 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.218
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 075, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.218 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.219
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 075, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.219 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.220
Promissory Note issued by Series Gallery Drop 075, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.220 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.221
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 076, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.221 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.222
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 076, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.222 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.223
Promissory Note issued by Series Gallery Drop 076, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.223 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.224
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 077, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.224 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.225
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 077, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.225 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

26

6.226
Promissory Note issued by Series Gallery Drop 077, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.226 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.227
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 078, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.227 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.228
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 078, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.228 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.229
Promissory Note issued by Series Gallery Drop 078, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.229 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.230
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 079, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.230 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.231
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 079, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.231 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.232
Promissory Note issued by Series Gallery Drop 079, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.232 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.233
Asset Management Agreement, dated February 5, 2021, between Otis Wealth, Inc. and Series Gallery Drop 080, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.233 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.234
Purchase and Sale Agreement, dated February 5, 2021, between Series Gallery Drop 080, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.234 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.235
Promissory Note issued by Series Gallery Drop 080, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 5, 2021 (incorporated by reference to Exhibit 6.235 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.236
Asset Management Agreement, dated February 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 082, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.239 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.237
Purchase and Sale Agreement, dated February 9, 2021, between Series Gallery Drop 082, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.240 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.238
Promissory Note issued by Series Gallery Drop 082, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 9, 2021 (incorporated by reference to Exhibit 6.241 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.239
Asset Management Agreement, dated February 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 083, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.242 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.240
Purchase and Sale Agreement, dated February 9, 2021, between Series Gallery Drop 083, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.243 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

27

6.241
Promissory Note issued by Series Gallery Drop 083, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on February 9, 2021 (incorporated by reference to Exhibit 6.244 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

6.242
Asset Management Agreement, dated March 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 086, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.251 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.243
Purchase and Sale Agreement, dated March 9, 2021, between Series Gallery Drop 086, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.252 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.244
Promissory Note issued by Series Gallery Drop 086, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 9, 2021 (incorporated by reference to Exhibit 6.253 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.245
Asset Management Agreement, dated March 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 089, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.260 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.246
Purchase and Sale Agreement, dated March 9, 2021, between Series Gallery Drop 089, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.261 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.247
Promissory Note issued by Series Gallery Drop 089, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 9, 2021 (incorporated by reference to Exhibit 6.262 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.248
Asset Management Agreement, dated March 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 091, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.266 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.249
Purchase and Sale Agreement, dated March 9, 2021, between Series Gallery Drop 091, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.267 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.250
Promissory Note issued by Series Gallery Drop 091, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 9, 2021 (incorporated by reference to Exhibit 6.268 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.251
Asset Management Agreement, dated March 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 093, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.272 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.252
Purchase and Sale Agreement, dated March 9, 2021, between Series Gallery Drop 093, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.273 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.253
Promissory Note issued by Series Gallery Drop 093, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 9, 2021 (incorporated by reference to Exhibit 6.274 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.254
Asset Management Agreement, dated March 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 094, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.275 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.255
Purchase and Sale Agreement, dated March 9, 2021, between Series Gallery Drop 094, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.276 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

28

6.256
Promissory Note issued by Series Gallery Drop 094, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 9, 2021 (incorporated by reference to Exhibit 6.277 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.257
Asset Management Agreement, dated March 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 095, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.278 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.258
Purchase and Sale Agreement, dated March 9, 2021, between Series Gallery Drop 095, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.279 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.259
Promissory Note issued by Series Gallery Drop 095, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 9, 2021 (incorporated by reference to Exhibit 6.280 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.260
Asset Management Agreement, dated March 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 096, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.281 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.261
Purchase and Sale Agreement, dated March 9, 2021, between Series Gallery Drop 096, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.282 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.262
Promissory Note issued by Series Gallery Drop 096, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 9, 2021 (incorporated by reference to Exhibit 6.283 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.263
Asset Management Agreement, dated March 10, 2021, between Otis Wealth, Inc. and Series Gallery Drop 097, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.284 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.264
Purchase and Sale Agreement, dated March 10, 2021, between Series Gallery Drop 097, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.285 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.265
Promissory Note issued by Series Gallery Drop 097, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 10, 2021 (incorporated by reference to Exhibit 6.286 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.266
Asset Management Agreement, dated March 10, 2021, between Otis Wealth, Inc. and Series Gallery Drop 098, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.287 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.267
Purchase and Sale Agreement, dated March 10, 2021, between Series Gallery Drop 098, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.288 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.268
Promissory Note issued by Series Gallery Drop 098, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 10, 2021 (incorporated by reference to Exhibit 6.289 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.269
Asset Management Agreement, dated March 10, 2021, between Otis Wealth, Inc. and Series Gallery Drop 099, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.290 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.270
Purchase and Sale Agreement, dated March 10, 2021, between Series Gallery Drop 099, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.291 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

29

6.271
Promissory Note issued by Series Gallery Drop 099, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 10, 2021 (incorporated by reference to Exhibit 6.292 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.272
Asset Management Agreement, dated March 10, 2021, between Otis Wealth, Inc. and Series Gallery Drop 100, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.293 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.273
Purchase and Sale Agreement, dated March 10, 2021, between Series Gallery Drop 100, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.294 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.274
Promissory Note issued by Series Gallery Drop 100, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 10, 2021 (incorporated by reference to Exhibit 6.295 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.275
Asset Management Agreement, dated March 10, 2021, between Otis Wealth, Inc. and Series Gallery Drop 101, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.296 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.276
Purchase and Sale Agreement, dated March 10, 2021, between Series Gallery Drop 101, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.297 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.277
Promissory Note issued by Series Gallery Drop 101, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on March 10, 2021 (incorporated by reference to Exhibit 6.298 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

6.278
Asset Management Agreement, dated April 23, 2021, between Otis Wealth, Inc. and Series Gallery Drop 102, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.299 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.279
Purchase and Sale Agreement, dated April 23, 2021, between Series Gallery Drop 102, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.300 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.280
Promissory Note issued by Series Gallery Drop 102, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on April 23, 2021 (incorporated by reference to Exhibit 6.301 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.281
Asset Management Agreement, dated April 23, 2021, between Otis Wealth, Inc. and Series Gallery Drop 103, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.302 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.282
Purchase and Sale Agreement, dated April 23, 2021, between Series Gallery Drop 103, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.303 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.283
Promissory Note issued by Series Gallery Drop 103, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on April 23, 2021 (incorporated by reference to Exhibit 6.304 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.284
Asset Management Agreement, dated April 23, 2021, between Otis Wealth, Inc. and Series Gallery Drop 104, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.305 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.285
Purchase and Sale Agreement, dated April 23, 2021, between Series Gallery Drop 104, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.306 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

30

6.286
Promissory Note issued by Series Gallery Drop 104, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on April 23, 2021 (incorporated by reference to Exhibit 6.307 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.287
Asset Management Agreement, dated April 23, 2021, between Otis Wealth, Inc. and Series Gallery Drop 105, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.308 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.288
Purchase and Sale Agreement, dated April 23, 2021, between Series Gallery Drop 105, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.309 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.289
Promissory Note issued by Series Gallery Drop 105, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on April 23, 2021 (incorporated by reference to Exhibit 6.310 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.290
Asset Management Agreement, dated April 24, 2021, between Otis Wealth, Inc. and Series Gallery Drop 107, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.314 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.291
Purchase and Sale Agreement, dated April 24, 2021, between Series Gallery Drop 107, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.315 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.292
Promissory Note issued by Series Gallery Drop 107, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on April 24, 2021 (incorporated by reference to Exhibit 6.316 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.293
Asset Management Agreement, dated April 29, 2021, between Otis Wealth, Inc. and Series Gallery Drop 108, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.317 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.294
Purchase and Sale Agreement, dated May 3, 2021, between Series Gallery Drop 108, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.318 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.295
Promissory Note issued by Series Gallery Drop 108, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on May 3, 2021 (incorporated by reference to Exhibit 6.319 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.296
Asset Management Agreement, dated May 3, 2021, between Otis Wealth, Inc. and Series Gallery Drop 109, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.320 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.297
Purchase and Sale Agreement, dated May 3, 2021, between Series Gallery Drop 109, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.321 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.298
Promissory Note issued by Series Gallery Drop 109, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on May 3, 2021 (incorporated by reference to Exhibit 6.322 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

6.299
Asset Management Agreement, dated June 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 110, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.323 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.300
Purchase and Sale Agreement, dated June 9, 2021, between Series Gallery Drop 110, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.324 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

31

6.301
Promissory Note issued by Series Gallery Drop 110, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 9, 2021 (incorporated by reference to Exhibit 6.325 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.302
Asset Management Agreement, dated June 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 111, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.326 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.303
Purchase and Sale Agreement, dated June 9, 2021, between Series Gallery Drop 111, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.327 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.304
Promissory Note issued by Series Gallery Drop 111, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 9, 2021 (incorporated by reference to Exhibit 6.328 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.305
Asset Management Agreement, dated June 9, 2021, between Otis Wealth, Inc. and Series Gallery Drop 112, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.329 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.306
Purchase and Sale Agreement, dated June 9, 2021, between Series Gallery Drop 112, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.330 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.307
Promissory Note issued by Series Gallery Drop 112, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on June 9, 2021 (incorporated by reference to Exhibit 6.331 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

6.308
Asset Management Agreement, dated July 8, 2021, between Otis Wealth, Inc. and Series Gallery Drop 113, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.332 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.309
Purchase and Sale Agreement, dated July 8, 2021, between Series Gallery Drop 113, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.333 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.310
Promissory Note issued by Series Gallery Drop 113, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 8, 2021 (incorporated by reference to Exhibit 6.334 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.311
Asset Management Agreement, dated July 8, 2021, between Otis Wealth, Inc. and Series Gallery Drop 114, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.335 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.312
Purchase and Sale Agreement, dated July 8, 2021, between Series Gallery Drop 114, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.336 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.313
Promissory Note issued by Series Gallery Drop 114, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 8, 2021 (incorporated by reference to Exhibit 6.337 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.314
Asset Management Agreement, dated July 8, 2021, between Otis Wealth, Inc. and Series Gallery Drop 115, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.338 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.315
Purchase and Sale Agreement, dated July 8, 2021, between Series Gallery Drop 115, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.339 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

32

6.316
Promissory Note issued by Series Gallery Drop 115, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on July 8, 2021 (incorporated by reference to Exhibit 6.340 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

6.317
Asset Management Agreement, dated September 15, 2021, between Otis Wealth, Inc. and Series Gallery Drop 116, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 6.341 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)

6.318
Purchase and Sale Agreement, dated September 15, 2021, between Series Gallery Drop 116, a Series of Otis Gallery LLC, and Otis Wealth, Inc. (incorporated by reference to Exhibit 6.342 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)

6.319
Promissory Note issued by Series Gallery Drop 116, a Series of Otis Gallery LLC, in favor of Otis Wealth, Inc. on September 15, 2021 (incorporated by reference to Exhibit 6.343 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)

8.1
Second Amended and Restated Escrow Agreement, dated July 9, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series #KW, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 4.1 to the Amended Offering Statement on Form 1-A/A filed on July 10, 2019)

8.2
Escrow Agreement, dated September 11, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 002, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.2 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.3
Amendment to Escrow Agreement, dated September 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 002, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.3 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.4
Escrow Agreement, dated September 11, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 003, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.4 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.5
Amendment to Escrow Agreement, dated September 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 003, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.5 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.6
Escrow Agreement, dated September 11, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 004, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.6 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.7
Amendment to Escrow Agreement, dated September 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 004, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.7 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.8
Escrow Agreement, dated September 11, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 005, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.8 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.9
Amendment to Escrow Agreement, dated September 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 005, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.9 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

33

8.10
Escrow Agreement, dated September 11, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 008, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.14 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.11
Amendment to Escrow Agreement, dated September 16, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 008, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.15 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.12
Second Amendment to Escrow Agreement, dated September 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 008, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.16 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.13
Escrow Agreement, dated September 11, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 009, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.17 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.14
Amendment to Escrow Agreement, dated September 20 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 009, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.18 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.15
Escrow Agreement, dated September 17, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 010, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.19 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.16
Amendment to Escrow Agreement, dated September 20 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Drop 010, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.20 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)

8.17
Escrow Agreement, dated December 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 011, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.21 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

8.18
Escrow Agreement, dated December 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 012, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.22 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

8.19
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 013, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.19 to the Current Report

8.20
Escrow Agreement, dated December 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 014, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.24 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

8.21
Escrow Agreement, dated December 20, 2019, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 015, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.25 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

34

8.22
Escrow Agreement, dated March 19, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 016, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.22 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

8.23
Escrow Agreement, dated March 19, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 017, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.23 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 25, 2020)

8.24
Escrow Agreement, dated May 14, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 018, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.24 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 15, 2020)

8.25
Escrow Agreement, dated May 29, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 019, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.25 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

8.26
Escrow Agreement, dated May 29, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 020, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.26 to the Post-Qualification Offering Statement on From 1-A POS filed on June 4, 2020)

8.27
Escrow Agreement, dated June 1, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 021, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.27 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

8.28
Escrow Agreement, dated June 3, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 022, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.28 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 4, 2020)

8.29
Escrow Agreement, dated June 11, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 023, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.29 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

8.30
Escrow Agreement, dated June 11, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 024, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.30 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

8.31
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 025, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.31 to the Current Report

8.32
Escrow Agreement, dated June 11, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 026, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.32 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 12, 2020)

8.33
Escrow Agreement, dated July 10, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 027, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.33 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

8.34
Escrow Agreement, dated July 10, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 028, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.34 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020)

8.35
Escrow Agreement, dated July 10, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 029, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.35 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 10, 2020

8.36
Escrow Agreement, dated August 7, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 030, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.36 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

35

8.37
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 031, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.37 to the Current Report on Form 1-U filed on October 5, 2020)

8.38
Escrow Agreement, dated August 6, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 032, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.38 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

8.39
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 033, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.39 to the Current Report on Form 1-U filed on October 5, 2020)

8.40
Escrow Agreement, dated August 7, 2020, among North Capital Private Securities Corporation, Otis Wealth, Inc. and Series Gallery Drop 034, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.40 to the Post-Qualification Offering Statement on Form 1-A POS filed on August 7, 2020)

8.41
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 035, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.41 to the Current Report on Form 1-U filed on October 5, 2020)

8.42
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 036, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.42 to the Current Report on Form 1-U filed on October 5, 2020)

8.43
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 037, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.43 to the Current Report on Form 1-U filed on October 5, 2020)

8.44
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 038, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.44 to the Current Report on Form 1-U filed on October 5, 2020)

8.45
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 039, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.45 to the Current Report on Form 1-U filed on October 5, 2020)

8.46
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 040, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.46 to the Current Report on Form 1-U filed on October 5, 2020)

8.47
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 041, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.47 to the Current Report on Form 1-U filed on October 5, 2020)

8.48
Amended and Restated Escrow Agreement, dated October 5, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 042, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.48 to the Current Report on Form 1-U filed on October 5, 2020)

36

8.49
Escrow Agreement, dated October 7, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 043, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.49 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

8.50
Escrow Agreement, dated October 7, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 044, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.50 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

8.51
Escrow Agreement, dated October 7, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 045, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.51 to the Post-Qualification Offering Statement on Form 1-A POS filed on October 7, 2020)

8.52
Escrow Agreement, dated November 11, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 046, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.52 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.53
Escrow Agreement, dated November 11, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 047, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.53 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.54
Escrow Agreement, dated November 11, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 048, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.54 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.55
Escrow Agreement, dated November 24, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 049, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.55 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.56
Escrow Agreement, dated November 24, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 050, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.56 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.57
Escrow Agreement, dated November 24, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 051, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.57 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.58
Escrow Agreement, dated November 24, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 052, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.58 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.59
Escrow Agreement, dated November 24, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 053, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.59 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

8.60
Escrow Agreement, dated November 24, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 054, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.60 to the Post-Qualification Offering Statement on Form 1-A POS filed on November 25, 2020)

37

8.61
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 055, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.61 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.62
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 056, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.62 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.63
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 057, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.63 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.64
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 058, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.64 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.65
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 059, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.65 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.66
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 060, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.66 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.67
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 061, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.67 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.68
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 062, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.68 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.69
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 063, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.69 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.70
Escrow Agreement, dated December 21, 2020, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 064, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.70 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 22, 2020)

8.71
Escrow Agreement, dated January 13, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 065, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.71 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

8.72
Escrow Agreement, dated January 13, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 066, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.72 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

38

8.73
Escrow Agreement, dated January 13, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 067, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.73 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

8.74
Escrow Agreement, dated January 13, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 068, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.74 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

8.75
Escrow Agreement, dated January 13, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 069, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.75 to the Post-Qualification Offering Statement on Form 1-A POS filed on January 15, 2021)

8.76
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 070, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.76 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.77
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 071, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.77 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.78
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 072, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.78 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.79
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 073, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.79 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.80
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 074, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.80 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.81
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 075, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.81 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.82
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 076, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.82 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.83
Escrow Agreement, dated February 8, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 077, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.83 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.84
Escrow Agreement, dated February 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 078, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.84 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

39

8.85
Escrow Agreement, dated February 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 079, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.85 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.86
Escrow Agreement, dated February 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 080, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.86 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.87
Escrow Agreement, dated February 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 082, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.88 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.88
Escrow Agreement, dated February 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 083, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.89 to the Post-Qualification Offering Statement on Form 1-A POS filed on February 10, 2021)

8.89
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 086, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.92 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.90
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 089, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.95 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.91
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 091, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.97 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.92
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 093, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.99 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.93
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 094, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.100 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.94
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 095, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.101 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.95
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 096, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.102 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.96
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 097, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.103 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.97
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 098, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.104 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

40

8.98
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 099, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.105 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.99
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 100, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.106 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.100
Escrow Agreement, dated March 11, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 101, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.107 to the Post-Qualification Offering Statement on Form 1-A POS filed on March 15, 2021)

8.101
Escrow Agreement, dated May 5, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 102, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.108 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

8.102
Escrow Agreement, dated May 5, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 103, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.109 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

8.103
Escrow Agreement, dated May 5, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 104, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.110 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

8.104
Escrow Agreement, dated May 5, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 105, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.111 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

8.105
Escrow Agreement, dated May 5, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 107, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.113 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

8.106
Escrow Agreement, dated May 5, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 108, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.114 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

8.107
Escrow Agreement, dated May 5, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 109, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.115 to the Post-Qualification Offering Statement on Form 1-A POS filed on May 7, 2021)

8.108
Escrow Agreement, dated June 10, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 110, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.116 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

8.109
Escrow Agreement, dated June 10, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 111, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.117 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

41

8.110
Escrow Agreement, dated June 10, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 112, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.118 to the Post-Qualification Offering Statement on Form 1-A POS filed on June 11, 2021)

8.111
Escrow Agreement, dated July 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 113, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.119 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

8.112
Escrow Agreement, dated July 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 114, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.120 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

8.113
Escrow Agreement, dated July 9, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 115, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.121 to the Post-Qualification Offering Statement on Form 1-A POS filed on July 13, 2021)

8.114
Escrow Agreement, dated September 15, 2021, among North Capital Private Securities Corporation, Dalmore Group, LLC and Series Gallery Drop 116, a Series of Otis Gallery LLC (incorporated by reference to Exhibit 8.122 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)

10.1	Power of attorney (included on the signature page of this offering statement)
11.1	Consent of Artesian CPA, LLC (incorporated by reference to Exhibit 11.1 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)
11.2	Consent of Bevilacqua PLLC (included in Exhibit 12.1; incorporated by reference to Exhibit 12.1 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)
12.1	Opinion of Bevilacqua PLLC (incorporated by reference to Exhibit 12.1 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 17, 2021)
13.1	“Testing the Waters” Materials – Series Drop 002 (incorporated by reference to Exhibit 13.1 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
13.2	“Testing the Waters” Materials – Series Drop 003 (incorporated by reference to Exhibit 13.2 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
13.3	“Testing the Waters” Materials – Series Drop 004 (incorporated by reference to Exhibit 13.3 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
13.4	“Testing the Waters” Materials – Series Drop 005 (incorporated by reference to Exhibit 13.4 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
13.5	“Testing the Waters” Materials – Series Drop 008 (incorporated by reference to Exhibit 13.7 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
13.6	“Testing the Waters” Materials – Series Drop 009 (incorporated by reference to Exhibit 13.8 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
13.7	“Testing the Waters” Materials – Series Drop 010 (incorporated by reference to Exhibit 13.9 to the Post-Qualification Offering Statement on Form 1-A POS filed on September 25, 2019)
13.8	“Testing the Waters” Materials – Series Drop 014 (incorporated by reference to Exhibit 13.10 to the Post-Qualification Offering Statement on Form 1-A POS filed on December 20, 2019)

* filed herewith
42

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 1-A and has duly caused this offering statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on October 4, 2021.

OTIS GALLERY LLC By: Otis Wealth, Inc., its managing member
By:	/s/ Michael Karnjanaprakorn
Michael Karnjanaprakorn Chief Executive Officer

This offering statement has been signed by the following persons, in the capacities, and on the dates indicated.

SIGNATURE		TITLE	DATE

/s/ Michael Karnjanaprakorn		Chief Executive Officer and Director of Otis Wealth, Inc. (principal executive officer and principal financial and accounting officer)	October 4, 2021
Michael Karnjanaprakorn

Otis Wealth, Inc.		Managing Member	October 4, 2021

By:	/s/ Michael Karnjanaprakorn
Name: Michael Karnjanaprakorn
Title: Chief Executive Officer